UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2021

Fund of Funds Portfolios
Balanced Strategy
Growth and Income Strategy
Growth Strategy
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

∎	BALANCED STRATEGY

∎	GROWTH AND INCOME STRATEGY

∎	GROWTH STRATEGY

∎	SATELLITE STRATEGIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fund of Funds Portfolios

Market Review

The capital markets and the Portfolios were most influenced during the 12-month period ended December 31, 2021 (the “Reporting Period”) by the distribution of COVID-19 vaccines, improving economic conditions, rising inflation, higher interest rates, and continued fiscal stimulus and accommodative monetary policies from central banks and governments.

When the Reporting Period began in the first quarter of 2021, global equities added to their 2020 calendar year gains, while spread, or non-government bond, sector performance was largely negative. Rising bond yields and value-led equity markets dominated these months. Two key drivers of performance were continued fiscal stimulus, notably the authorization of $1.9 trillion in additional COVID-19 relief spending in the U.S., and progress in the COVID-19 vaccine rollout. The accelerating rollout of COVID-19 vaccines boosted investors’ hopes of a sustainable reopening of the global economy. To varying degrees, central banks around the world leaned against market expectations for earlier than previously expected policy normalization, indicating their policies would remain accommodative despite improvements in economic growth given weak underlying inflation dynamics.

During the second calendar quarter, global equities and spread sectors recorded positive returns overall. Discussions during these months centered on the central bank liquidity tailwind, fiscal stimulus, COVID-19 vaccine rollout progress, economic reopening momentum and strong corporate profits. In May, remarkably strong U.S. inflation data, coupled with the release of a disappointing April U.S. jobs report, suggested that pandemic-related dynamics, such as temporary supply shortages, were likely to continue affecting economic data in the near term. This led to a recalibration in investors’ economic growth expectations, though the reassessment may also have reflected their concerns about the spreading Delta variant and the potential of a sooner than consensus anticipated withdrawal of U.S. Federal Reserve (the “Fed”) policy support. Indeed, during June, Fed officials indicated they were mindful of increases in inflation and inflation expectations.

The third quarter of 2021 was a mixed time for risk assets. Market sentiment was broadly supported by reassuring comments from central bank officials and by strong corporate earnings. However, growing concerns about the spread of the more infectious Delta variant in numerous countries and a regulatory crackdown in China led to a large equity sell-off in September. While developed equity markets posted modest gains for the quarter, emerging markets equities were down significantly. In the fixed income markets, spread sectors were challenged by ongoing concerns about the spread of the Delta variant, especially in countries with low levels of vaccination, and its potential impact on the global economic recovery. Emerging markets debt was hurt further by worries about potential contagion from a debt crisis at one of China’s largest property developers.

During the fourth quarter of 2021, global equities broadly advanced, led by double-digit gains in the U.S. equity market. Despite a sharp increase in infections from the Omicron variant and persistent elevated inflation due to a multitude of COVID-19-related factors, U.S. economic growth continued to track well above trend. Meanwhile, corporate earnings consistently surprised to the upside, and U.S consumption of goods and services remained strong into the end of the Reporting Period. In the fixed income markets, spread sector returns were muted. Interest rates were volatile, as investors shifted forward their expectations about the withdrawal of the Fed’s accommodative policies amid a series of upside inflation surprises. Indeed, the Fed’s narrative on inflation shifted from “transitory” to “more persistent” during the fourth calendar quarter. In December, policymakers began to scale back the Fed’s $120 billion a month asset purchase program. They subsequently announced they would accelerate the pace of tapering starting in January 2022 and indicated they might hike interest rates three times in 2022.

Looking Ahead

At the end of the Reporting Period, we noted that market behavior across asset classes supported the notion the worldwide economy was in a mid-cycle phase. Decisive action and coordination from global policymakers had successfully put many economies back on track after the COVID-19 shock. However, unprecedented levels of liquidity and the “Great Inflation Debate” were likely, in our view, to remain key drivers of macro uncertainty in 2022. Given that price stability had become the Fed’s top policy priority amid labor market improvement in 2021, we expected any Fed action in the near term to be highly data dependent and for uncertainty about that policy to add to overall market volatility. Against this backdrop, we maintained a cautiously positive view of risk assets at the end of the Reporting Period, anticipated choppy markets and continued to believe a dynamic investment approach and careful risk management could help us navigate potentially treacherous market conditions ahead.

PORTFOLIO RESULTS

Goldman Sachs Fund of Funds Portfolios – Asset Allocation

Investment Objectives

The Goldman Sachs Balanced Strategy Portfolio seeks current income and long-term capital appreciation. The Goldman Sachs Growth and Income Strategy Portfolio seeks long-term capital appreciation and current income. The Goldman Sachs Growth Strategy Portfolio seeks long-term capital appreciation and, secondarily, current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios — Asset Allocation (the “Portfolios”) for the 12-month period ended December 31, 2021 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of 7.53%, 6.73%, 7.93%, 7.44%, 7.75%, 8.00%, 7.32% and 7.94%, respectively. This compares to the 6.31% average annual total return of the Portfolio’s blended benchmark, which is composed 60% of the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Global Index”) and 40% of the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”), during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Global Index and the MSCI ACWI Index, generated average annual total returns of -1.39% and 18.54%, respectively, during the Reporting Period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of 12.27%, 11.44%, 12.64%, 12.03%, 12.48%, 12.69%, 11.94% and 12.66%, respectively. This compares to the 10.29% average annual total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Global Index and 60% of the MSCI ACWI Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Global Index and the MSCI ACWI Index, generated average annual total returns of -1.39% and 18.54%, respectively, during the Reporting Period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of 16.54%, 15.67%, 17.03%, 16.41%, 16.86%, 17.02%, 16.31% and 17.03%, respectively. This compares to the 14.37% average annual total return of the Portfolio’s blended benchmark, which is composed 80% of the MSCI ACWI Index and 20% of the Bloomberg Global Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Global Index and the MSCI ACWI Index, generated average annual total returns of -1.39% and 18.54%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Portfolios’ performance during the Reporting Period?

A	The Portfolios seek to achieve their respective investment objectives by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Portfolios’ Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”); some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”); and other Underlying Funds invest dynamically across equity, fixed income, commodity and other markets using various strategies including a managed-volatility or trend-following approach (the “Underlying Dynamic Funds”).

Performance is driven by three sources of return: long-term strategic asset allocation, medium-term and short-term dynamic allocation, and excess returns from investments in

PORTFOLIO RESULTS

Underlying Funds. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. The resulting strategic asset allocations are implemented using a range of bottom-up security selection strategies across equity, fixed income and dynamic asset classes, which may utilize fundamental or quantitative investment techniques. We then incorporate our medium-term and short-term dynamic views into the Portfolios in order to react to changes in the economic cycle and the markets, respectively. Each Portfolio’s positioning may therefore change over time based on our medium-term and short-term market views on dislocations and attractive investment opportunities. These views may impact the relative weighting across asset classes, the allocation to geographies, sectors and industries as well as the Portfolios’ duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

During the Reporting Period, the Portfolios generated strong, positive returns on an absolute basis. In relative terms, all three Portfolios — the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio — outperformed their respective blended benchmarks.*

Long-term strategic asset allocation added to the performance of all three Portfolios during the Reporting Period. Also contributing positively were our short-term dynamic decisions and, to a lesser extent, our medium-term dynamic views. Security selection within the Underlying Funds bolstered the performance of the Portfolios overall.

During the Reporting Period, our long-term strategic asset allocation added to the performance of the Portfolios, with those having greater equity exposure producing greater positive returns. In particular, the Portfolios were helped by their overweights to equities compared to their respective benchmark indices. Within fixed income, all three of the Portfolios benefited from their strategic allocations to inflation-protected securities and high yield corporate bonds, as these market segments performed well in the inflationary environment and amid risk-on investor sentiment, or increased risk appetite. For the same reasons, the Goldman Sachs Balanced Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio benefited from their strategic allocations to high yield floating rate securities.

Our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, enhanced the performance of all three Portfolios. The Portfolios benefited from the decision to sell put options on the Russell 2000® Index to express medium-term dynamic views on small-cap equities. (A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) These positive results were offset somewhat by dynamic duration positioning across the Portfolios, which included allocations to U.S. Treasury securities, as interest rates rose during the Reporting Period.

Short-term dynamic views, which seek to take advantage of what we consider short-term market mispricing, added to the performance of all three Portfolios. Short-term dynamic views were expressed through the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which generated positive returns during the Reporting Period.

Security selection within the Underlying Funds added to the performance of all three of the Portfolios.

Q	How did the Portfolios’ Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	Among the Underlying Equity Funds, the Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs Dynamic Global Equity Fund, the Goldman Sachs International Small Cap Insights Fund, the Goldman Sachs International Equity Insights Fund, the Goldman Sachs Global Infrastructure Fund and the Goldman Sachs Global Real Estate Securities Fund outperformed their respective benchmark indices. The performance of the Goldman Sachs ActiveBeta® Large Cap Equity ETF versus its benchmark index was rather flat during the Reporting Period.

Among Underlying Fixed Income Funds, the Goldman Sachs High Yield Floating Rate Fund and the Goldman Sachs Local Emerging Markets Debt Fund outperformed their respective benchmark indices. The Goldman Sachs Inflation Protected Securities Fund and the Goldman Sachs Short Duration Income Fund outperformed their respective benchmark indices between December 17, 2021, when they were added as Underlying Funds, and the end of the Reporting Period. During the Reporting Period overall, the

*	As measured by Institutional Shares.

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund, the Goldman Sachs Global Core Fixed Income Fund and the Goldman Sachs Emerging Markets Debt Fund underperformed their respective benchmark indices.

Among Underlying Dynamic Funds, the Goldman Sachs Managed Futures Strategy Fund outperformed its cash benchmark, while the Goldman Sachs Alternative Premia Fund underperformed its cash benchmark during the Reporting Period. (The Goldman Sachs Alternative Premia Fund, which was removed in 2020 as an Underlying Fund for the Goldman Sachs Growth Strategy Portfolio, remained an Underlying Fund for the Goldman Sachs Balanced Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio.)

The Underlying Tactical Fund outperformed its cash benchmark during the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, all three Portfolios used derivatives for passive replication of asset classes. Specifically, each of the Portfolios held a strategic position in S&P 500® Index futures (positive impact on performance). They also employed put options on U.S. small-cap equities (positive impact).

Within fixed income, all three Portfolios invested in a strategy that utilized interest rate options to profit if interest rates fall, remain constant, or rise less than anticipated (negative impact). In addition, U.S. Treasury futures were used to express our medium-term dynamic views on longer-term Treasury securities and to position the Portfolios toward the long-term end of the U.S. Treasury yield curve (negative impact). (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

The three Portfolios used forward foreign currency exchange contracts within a foreign currency hedging strategy (positive impact), which seeks to manage the risk associated with investing in non-U.S. currencies.

During the Reporting Period overall, some of the Portfolios’ Underlying Funds, including the Underlying Tactical Fund, used derivatives to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolios?

A	No changes were made to the Portfolios’ long-term strategic asset allocations during the Reporting Period.

Medium-term dynamic views on small cap equities were expressed by increasing equity beta through selling put options on the Russell 2000® Index in January 2021. (Equity beta is a measure of the volatility of a stock compared to the market as a whole.) Another change in our medium-term dynamic views was our decision in May to adjust the Portfolios’ duration positioning through decreasing holdings of longer-maturity U.S. Treasury futures and increasing allocations to the long U.S. interest rate options strategy, through which we seek to profit if interest rates fall, remain constant or rise less than anticipated. (Our long U.S. interest rate options strategy is a macroeconomic hedge that buys put options on short-term interest rates.) In December, we adopted the medium-term dynamic view that we should reduce equity and fixed income risk in the Portfolios. To this end, we decreased exposures to emerging markets equities by trimming allocations to the Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund.

In addition, during December 2021, we added the Goldman Sachs Inflation Protected Securities Fund and the Goldman Sachs Short Duration Income Fund as Underlying Funds of the Portfolios.

Q	Were there any changes to the Portfolios’ portfolio management team during the Reporting Period?

A	Effective May 24, 2021, Christopher Lvoff no longer served as a portfolio manager for the Portfolios, and Siwen Wu became a portfolio manager for the Portfolios. At the end of the Reporting Period, Neill Nuttall and Siwen Wu were portfolio managers for the Portfolios. By design, all investment decisions for the Portfolios are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolios.

PORTFOLIO RESULTS

Portfolio Management Changes

Effective January 3, 2022, after the end of the Reporting Period, Alexandra Wilson-Elizondo became a portfolio manager for the Portfolios, joining Neill Nuttall and Siwen Wu.

FUND BASICS

Balanced Strategy

as of December 31, 2021

COMPOSITION[1]

The Portfolio seeks current income and long-term capital appreciation. Under normal conditions, the Portfolio seeks to achieve its investment objective by investing approximately 50% (which allocation could be increased by 30% or decreased by 25%) of its assets in underlying fixed income funds, approximately 15% (which allocation could be increased by 5% or decreased by 15%) of its assets in the underlying dynamic funds, and approximately 35% (which allocation could be increased by 25% or decreased by 30%) of its assets in underlying equity funds.

STRATEGIC MODEL PORTFOLIO WEIGHTINGS[1]

- 4.7% GS International Equity Insights Fund
- 2.2% GS International Small Cap Insights Fund
- 4.1% GS Emerging Markets Equity Insights Fund
- 10.0% GS ActiveBeta Large Cap Equity ETF
- 5.0% US Large Cap Equity futures
- 15.3% GS Dynamic Global Equity Fund
- 1.0% GS High Yield Fund
- 1.0% GS HY Floating Rate Fund
- 3.1% GS Emerging Market Debt Fund
- 1.0% GS Local Emerging Markets Debt Fund
- 10.0% GS Inv Grade Bond ETF
- 0.0% US 10y Treasury Futures
- 3.3% GS Core Fixed Income Fund
- 25.6% GS Global Income Fund
- 0.0% GS Inflation Protected Securities Fund
- 0.0% GS Short Duration Bond Fund
- 5.0% Cash (Operating)
- -6.2% FX Hedging Overlay
- 2.0% GS Global Infrastructure Fund
- 0.7% LIBOR Floors
- 2.9% GS Managed Futures Strategy Fund
- 2.1% GS Alternative Premia Fund
- 1.0% GS Global Real Estate Securities Fund
- 5.0% GS Tactical Tilt Overlay Fund

DYNAMIC FUND WEIGHTINGS[2]

- 4.7% GS International Equity Insights Fund
- 2.2% GS International Small Cap Insights Fund
- 3.1% GS Emerging Markets Equity Insights Fund
- 10.0% GS ActiveBeta Large Cap Equity ETF
- 5.0% US Large Cap Equity futures
- 15.3% GS Dynamic Global Equity Fund
- 1.0% GS High Yield Fund
- 1.0% GS HY Floating Rate Fund
- 2.1% GS Emerging Market Debt Fund
- 0.0% GS Local Emerging Markets Debt Fund
- 10.0% GS Inv Grade Bond ETF
- 2.5% US 10y Treasury Futures
- 3.3% GS Core Fixed Income Fund
- 25.6% GS Global Income Fund
- 1.0% GS Inflation Protected Securities Fund
- 2.0% GS Short Duration Bond Fund
- 5.4% Cash (Operating)
- -6.2% FX Hedging Overlay
- 2.0% GS Global Infrastructure Fund
- 0.3% LIBOR Floors
- 2.9% GS Managed Futures Strategy Fund
- 2.1% GS Alternative Premia Fund
- 1.0% GS Global Real Estate Securities Fund
- 5.0% GS Tactical Tilt Overlay Fund

[1]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

[2]	Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2021. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[3]

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $1,000,000 investment made on January 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s current benchmarks, the Balanced Strategy Composite Index (the “Balanced Composite”), which is comprised of 60% of the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Global Index”) and 40% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”), the Bloomberg Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Balanced Strategy Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	7.53%	7.27%	6.07%	—%
Including sales charges	1.59%	6.06%	5.47%	—%

Class C
Excluding contingent deferred sales charges	6.73%	6.45%	5.27%	—%
Including contingent deferred sales charges	5.64%	6.45%	5.27%	—%

Institutional	7.93%	7.67%	6.47%	—%

Service	7.44%	7.13%	6.03%	—%

Investor	7.75%	7.52%	6.33%	—%

Class R6 (Commenced July 31, 2015)	8.00%	7.67%	N/A	6.47%

Class R	7.32%	7.00%	5.83%	—%

Class P (Commenced April 17, 2018)	7.94%	N/A	N/A	7.23%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

FUND BASICS

Growth and Income Strategy

as of December 31, 2021

[1]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

[2]	Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2021. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[3]

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $1,000,000 investment made on January 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s current benchmarks, the Growth and Income Strategy Composite Index (the “Growth and Income Composite”), which is comprised of 60% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 40% of the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Global Index”), the Bloomberg Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth and Income Strategy Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	12.27%	9.61%	8.02%	—%
Including sales charges	6.11%	8.38%	7.41%	—%

Class C
Excluding contingent deferred sales charges	11.44%	8.80%	7.20%	—%
Including contingent deferred sales charges	10.34%	8.80%	7.20%	—%

Institutional	12.64%	10.01%	8.42%	—%

Service	12.03%	9.48%	7.89%	—%

Investor	12.48%	9.88%	8.28%	—%

Class R6 (Commenced July 31, 2015)	12.69%	10.04%	N/A	8.23%

Class R	11.94%	9.33%	7.74%	—%

Class P (Commenced April 17, 2018)	12.66%	N/A	N/A	8.90%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

FUND BASICS

Growth Strategy

as of December 31, 2021

[1]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

[2]	Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2021. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[3]

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s Investment strategies, holdings, and performance.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made on January 1, 2012 in Class A Shares at NAV. For comparative purposes, the performance of the Portfolio’s current benchmarks, the Growth Strategy Composite Index (the “Growth Strategy Composite”), which is comprised of 80% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 20% of the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Global Index”), the Bloomberg Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	16.54%	11.83%	9.93%	—%
Including sales charges	10.14%	10.58%	9.32%	—%

Class C
Excluding contingent deferred sales charges	15.67%	11.00%	9.12%	—%
Including contingent deferred sales charges	14.55%	11.00%	9.12%	—%

Institutional	17.03%	12.26%	10.36%	—%

Service	16.41%	11.71%	9.83%	—%

Investor	16.86%	12.11%	10.22%	—%

Class R6 (Commenced July 31, 2015)	17.02%	12.29%	N/A	9.92%

Class R	16.31%	11.55%	9.66%	—%

Class P (Commenced April 17, 2018)	17.03%	N/A	N/A	10.65%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

PORTFOLIO RESULTS

Goldman Sachs Fund of Funds Portfolios – Satellite Strategies Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios — Satellite Strategies Portfolio (the “Portfolio”) for the 12-month period ended December 31, 2021 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of 8.20%, 7.39%, 8.49%, 7.94%, 8.50%, 8.50%, 7.93% and 8.49%, respectively. This compares to the 10.90% average annual total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg U.S. Index”), 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”) and 30% of the MSCI EAFE Net Total Return Index (the “MSCI EAFE Index”), during the same period.

The components of the blended benchmark, the Bloomberg U.S. Index, the S&P 500® Index and the MSCI EAFE Index, generated average annual total returns of -1.54%, 28.71% and 11.26%, respectively, during the same period.

Q	How did various satellite asset classes perform during the Reporting Period?

A	During the Reporting Period, satellite asset classes generally produced positive returns, with the notable exceptions of emerging markets equities, U.S. dollar-denominated emerging markets debt and emerging markets local debt. Relative to traditional equity and fixed income classes, satellite asset classes underperformed during the Reporting Period.

Among equity satellite asset classes, U.S. small cap equities, as measured by the Russell 2000® Index, performed best, gaining 14.82%. International small cap equities, as represented by MSCI EAFE Small Cap Equity Index (Net, Unhedged), returned 10.10%. During the Reporting Period, small-cap equities, both in the U.S. and internationally, lagged their large-cap counterparts, as risks of COVID-19 variants, supply constraints and the potential of slower economic growth due to higher inflation weighed on their performance. Emerging markets equities, as measured by the MSCI Emerging Markets Index (Net, Unhedged), declined 2.54% during the Reporting Period.

As for fixed income satellite asset classes, concerns about rising inflation pushed inflation-protected securities higher, while less interest rate-sensitive high yield corporate bonds outperformed investment grade corporate bonds. Inflation-protected securities, as represented by the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index, returned 5.96%. High yield corporate bonds, as measured by the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index, gained 5.25%. Leveraged loans, as measured by the Credit Suisse Leveraged Loan Index, generated 5.39%. On the other hand, U.S. dollar-denominated emerging markets debt, as represented by the J.P. Morgan Emerging Market Bond Index Global Diversified Index, fell 1.80%. Emerging markets local debt, as measured by the J.P. Morgan Government Bond Index–Emerging Markets Global Diversified Index (Unhedged), dropped 8.75%.

Real assets posted strong positive returns during the Reporting Period. U.S. energy master limited partnerships (“MLPs”), as measured by the Alerian MLP Index, climbed 40.17%. Global real estate, as measured by the FTSE/NAREIT Developed Index (Net, Unhedged), gained 26.42%. Global infrastructure securities, as represented by the Dow Jones Brookfield Global Infrastructure Index (Net, Unhedged), were up 19.87%.

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the

PORTFOLIO RESULTS

“Underlying Funds”). Some of the Portfolio’s Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”), and some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

The Portfolio’s performance is driven by three sources of return: long-term strategic asset allocation, medium-term dynamic allocation, and excess returns from investments in Underlying Funds. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. We apply a factor-based risk budgeting approach to develop a strategic allocation across the satellite asset classes included in the Portfolio. Our model focuses on broad asset classes, such as emerging markets, high yield credit and real assets. We then incorporate our medium-term dynamic views into the Portfolio in order to react to changes in the economic cycle. The Portfolio’s positioning may therefore change over time based on our medium-term dynamic views of attractive investment opportunities. These views may impact relative weighting across asset classes, the allocation to geographies, sectors and industries as well as the Portfolio’s duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

During the Reporting Period, our strategic asset allocation generated positive absolute returns but underperformed the Portfolio’s blended benchmark of core asset classes. Our medium-term dynamic allocation did not have a material impact on the Portfolio’s performance during the Reporting Period. Security selection within the Underlying Funds marginally detracted from the Portfolio’s returns during the Reporting Period, with the underperformance concentrated in the Goldman Sachs Global Infrastructure Fund.

Strategic asset allocation detracted from the Portfolio’s performance during the Reporting Period. The Fund was hurt by its strategic allocations to the emerging markets. Emerging markets asset classes were hit with a number of emerging markets-specific risks, such as potentially greater sensitivity to COVID-19-induced economic slowdowns, investor concerns about possible contagion from a debt crisis at one of China’s largest property developers and fears of a further regulatory crackdown in China. During the Reporting Period, emerging markets equities generated negative absolute returns and underperformed the equity component of the blended benchmark. U.S dollar-denominated emerging markets debt and emerging markets local debt each produced negative absolute returns and underperformed the fixed income component of the blended benchmark. On the other hand, the Portfolio benefited from its strategic allocations to global infrastructure securities, international small-cap equities, global real estate securities and energy MLPs, all of which generated positive absolute returns and outperformed the equity component of the blended benchmark. In addition, the Portfolio benefited from strategic allocations to inflation-protected securities, leveraged loans and high yield corporate bonds, as each generated a positive absolute return and outperformed the fixed income component of the blended benchmark.

Regarding our medium-term dynamic asset allocation, the Portfolio benefited from our risk mitigation efforts wherein we reduced exposure to emerging markets equities and emerging markets local debt and added exposure to inflation-protected securities. This was largely offset by the medium-term dynamic views expressed as we made adjustments to the Portfolio’s strategic allocations during the first quarter of 2021.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	During the Reporting Period, security selection within the Underlying Funds overall detracted from the Portfolio’s returns. Among Underlying Equity Funds, the Goldman Sachs Emerging Markets Equity Fund, the Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs International Small Cap Insights Fund and the Goldman Sachs MLP Energy Infrastructure Fund outperformed their respective benchmark indices. The Goldman Sachs Global Real Estate Securities Fund and the Goldman Sachs Global Infrastructure Fund underperformed their respective benchmark indices. The performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF versus its benchmark index was relatively flat.

Among Underlying Fixed Income Funds, the Goldman Sachs Emerging Markets Debt Fund, the Goldman Sachs High Yield Fund and the Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices. The impact from security selection on the Goldman Sachs Local Emerging Markets Debt Fund was relatively neutral. In addition, security selection had a rather neutral impact on the performance of the Goldman Sachs Inflation Protected Securities Fund between March 5, 2021, when it was added as an Underlying Fund for the Portfolio, and the end of the Reporting Period.

PORTFOLIO RESULTS

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio did not directly invest in derivatives. However, some of the Underlying Funds used derivatives to apply their active investment views with greater versatility and to potentially afford greater risk management precision. As market conditions warranted, some of these Underlying Funds may have engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	We made a number of adjustments to the Portfolio’s strategic allocations during the Reporting Period. In the first quarter of 2021, we increased the Portfolio’s strategic allocation to international small-cap equities and reduced its strategic allocation to emerging markets equities. We increased the Portfolio’s strategic allocation to U.S. energy MLPs. We reduced the Portfolio’s allocation to global real estate securities and increased its strategic allocation to global infrastructure securities. Additionally, in March, we added a strategic allocation to inflation-protected securities through the addition of a new Underlying Fund, the Goldman Sachs Inflation Protected Securities Fund. We funded this new strategic allocation by reducing the Portfolio’s strategic allocations to high yield corporate bonds, leveraged loans, U.S. dollar-denominated emerging markets debt and emerging markets local debt.

Regarding medium-term dynamic asset allocation, in December 2021, we reduced the Portfolio’s allocations to emerging markets equities and emerging markets local debt and added to the Portfolio’s allocation to inflation-protected securities.

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	Effective May 24, 2021, Christopher Lvoff no longer served as a portfolio manager for the Portfolio, and Siwen Wu became a portfolio manager for the Portfolio. At the end of the Reporting Period, Neill Nuttall and Siwen Wu were portfolio managers for the Portfolio. By design, all investment decisions for the Portfolio are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolio.

Portfolio Management Changes

Effective January 3, 2022, after the end of the Reporting Period, Alexandra Wilson-Elizondo became a portfolio manager for the Portfolio, joining Neill Nuttall and Siwen Wu.

FUND BASICS

Satellite Strategies Portfolio

as of December 31, 2021

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO[1] AS OF 12/31/21

Percentage of Investment Portfolio

[1]	Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2021. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[2]

Percentage of Net Assets

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $1,000,000 investment made on January 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s current benchmarks, the Satellite Strategies Composite Index (the “Satellite Composite”), which is comprised of 40% of the Bloomberg U.S. Aggregate Bond Index, 30% of the S&P 500® Index, and 30% of the MSCI® Europe, Australasia and Far East Index (the “MSCI EAFE Index”), the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the MSCI EAFE Index (Gross, USD, Unhedged) (all with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Satellite Strategies Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	8.20%	6.28%	5.17%	—%
Including sales charges	2.23%	5.10%	4.58%	—%

Class C
Excluding contingent deferred sales charges	7.39%	5.48%	4.38%	—%
Including contingent deferred sales charges	6.36%	5.48%	4.38%	—%

Institutional	8.49%	6.69%	5.58%	—%

Service	7.94%	6.15%	5.06%	—%

Investor	8.50%	6.54%	5.43%	—%

Class R6 (Commenced July 31, 2015)	8.50%	6.69%	N/A	5.45%

Class R	7.93%	6.02%	4.91%	—%

Class P (Commenced April 17, 2018)	8.49%	N/A	N/A	5.23%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Index Definitions

Alerian MLP Index is the leading gauge of energy infrastructure master limited partnerships. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

FTSE EPRA/NAREIT Developed Index is a free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in developed countries worldwide. Constituents of the Index are screened on liquidity, size and revenue.

J.P. Morgan Emerging Market Bond Index — Global Diversified Index is an unmanaged index of external debt instruments of emerging countries. The index is positioned as the investable benchmark that includes only those countries that are accessible by most of the international investor base and is popular largely due to its diversification weighting scheme and country coverage.

J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index is an unmanaged index of debt instruments issued by emerging markets governments in local currency. As emerging markets look increasingly toward their domestic market for sources of finance, investors are looking more closely at local markets in search for higher yield and greater diversification.

MSCI ACWI Investable Market Index captures large, mid and small cap representation across 23 developed markets and 27 emerging markets countries.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Index is an equity index that captures small-cap representation across developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Dow Jones Brookfield Global Infrastructure Index is designed to measure the performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. To be included in the index, a company must derive at least 70% of cash flows from infrastructure lines of business.

Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index measures the performance of the U.S. TIPS market.

It is not possible to invest directly in an unmanaged index.

21

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2021

Shares	Description	Value

Underlying Funds(a) – 92.0%
Dynamic – 9.5%
2,865,566	Goldman Sachs Tactical Tilt Overlay Fund – Class R6	$29,400,709
1,647,985	Goldman Sachs Managed Futures Strategy Fund – Class R6	16,809,450
1,855,329	Goldman Sachs Alternative Premia Fund – Class R6	12,467,810

		58,677,969

Equity – 28.0%
4,025,706	Goldman Sachs Dynamic Global Equity Fund – Class R6	93,154,848
2,190,999	Goldman Sachs International Equity Insights Fund – Class R6	31,550,390
1,825,489	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	17,743,749
904,054	Goldman Sachs International Small Cap Insights Fund – Class R6	12,503,067
808,154	Goldman Sachs Global Infrastructure Fund – Class R6	10,861,585
554,402	Goldman Sachs Global Real Estate Securities Fund – Class R6	7,002,097

		172,815,736

Exchange Traded Funds – 18.6%
625,350	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	59,495,799
1,022,389	Goldman Sachs Access Investment Grade Corporate Bond ETF	55,301,021

		114,796,820

Fixed Income – 35.9%
12,670,665	Goldman Sachs Global Income Fund – Class R6	160,917,442
1,573,189	Goldman Sachs Core Fixed Income Fund – Class R6	17,132,033
1,146,851	Goldman Sachs Emerging Markets Debt Fund – Class R6	13,727,808
1,155,667	Goldman Sachs Short Duration Bond Fund – Class R6	11,672,238
685,225	Goldman Sachs High Yield Floating Rate Fund – Class R6	6,413,708
501,883	Goldman Sachs Inflation Protected Securities Fund – Class R6	5,882,067
890,242	Goldman Sachs High Yield Fund – Class R6	5,724,256
21,306	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	113,987

		221,583,539

TOTAL UNDERLYING FUNDS – 92.0%
(Cost $512,946,224)		$567,874,064

Shares	Dividend Rate	Value

Investment Company(a) – 5.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
34,000,024	0.026%	$34,000,024
(Cost $34,000,024)

TOTAL INVESTMENTS – 97.5%
(Cost $546,946,248)		$601,874,088

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		15,247,627

NET ASSETS – 100.0%		$617,121,715

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviation:
ETF	—Exchange Traded Fund

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2021, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	8,298,119	JPY	937,000,000	03/16/22	$147,075
	USD	82,114	NZD	120,000	03/16/22	28
	USD	1,274,136	SEK	11,475,000	03/16/22	3,433
	USD	1,107,506	HKD	8,630,000	03/16/22	598

TOTAL						$151,134

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	11,552,843	EUR	10,160,000	03/16/22	(32,555)
	USD	3,581,376	CHF	3,280,000	03/16/22	(25,448)
	USD	374,232	SGD	510,000	03/16/22	(4,073)
	USD	2,464,392	AUD	3,440,000	03/16/22	(38,878)
	USD	5,033,772	GBP	3,770,000	03/16/22	(67,387)
	USD	889,758	DKK	5,820,000	03/16/22	(2,668)
	USD	221,204	NOK	2,000,000	03/16/22	(5,578)
	USD	127,304	ILS	400,000	03/16/22	(1,443)

TOTAL						$(178,030)

FUTURES CONTRACTS — At December 31, 2021, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	134	03/18/22	$31,881,950	$660,875
10 Year U.S. Treasury Notes	183	03/22/22	23,875,781	160,810

TOTAL FUTURES CONTRACTS				$821,685

PURCHASED OPTIONS CONTRACTS — At December 31, 2021, the Portfolio had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.750	03/13/2023	172	$430,000	$474,075	$620,238	$(146,163)
Eurodollar Futures	97.750	06/19/2023	96	240,000	241,800	391,501	(149,701)
Eurodollar Futures	98.000	12/19/2022	46	115,000	114,425	114,532	(107)
Eurodollar Futures	98.250	09/19/2022	48	120,000	115,800	114,711	1,089
Eurodollar Futures	98.750	12/19/2022	128	320,000	118,400	118,697	(297)
Eurodollar Futures	99.000	06/13/2022	94	235,000	101,050	98,918	2,132
Eurodollar Futures	99.000	09/19/2022	132	330,000	99,825	100,956	(1,131)
Eurodollar Futures	99.000	12/19/2022	384	960,000	216,000	546,824	(330,824)

TOTAL			1,100	$2,750,000	$1,481,375	$2,106,377	$(625,002)

Abbreviation:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2021

Shares	Description	Value

Underlying Funds(a) – 93.1%
Dynamic – 7.5%
3,874,269	Goldman Sachs Tactical Tilt Overlay Fund – Class R6	$39,749,999
2,383,714	Goldman Sachs Managed Futures Strategy Fund – Class R6	24,313,886
1,988,235	Goldman Sachs Alternative Premia Fund – Class R6	13,360,941

		77,424,826

Equity – 38.8%
9,211,479	Goldman Sachs Dynamic Global Equity Fund – Class R6	213,153,632
5,872,704	Goldman Sachs International Equity Insights Fund – Class R6	84,566,938
4,656,327	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	45,259,502
1,947,420	Goldman Sachs International Small Cap Insights Fund – Class R6	26,932,814
1,383,164	Goldman Sachs Global Infrastructure Fund – Class R6	18,589,730
893,004	Goldman Sachs Global Real Estate Securities Fund – Class R6	11,278,642

		399,781,258

Exchange Traded Funds – 30.1%
2,304,212	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	219,222,730
1,667,374	Goldman Sachs Access Investment Grade Corporate Bond ETF	90,188,259

		309,410,989

Fixed Income – 16.7%
7,391,397	Goldman Sachs Global Income Fund – Class R6	93,870,742
2,134,475	Goldman Sachs Emerging Markets Debt Fund – Class R6	25,549,663
1,971,496	Goldman Sachs Short Duration Bond Fund – Class R6	19,912,114
856,181	Goldman Sachs Inflation Protected Securities Fund – Class R6	10,034,441
1,551,355	Goldman Sachs High Yield Fund – Class R6	9,975,214
999,610	Goldman Sachs High Yield Floating Rate Fund – Class R6	9,356,350
675,826	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	3,615,668

		172,314,192

TOTAL UNDERLYING FUNDS – 93.1%
(Cost $792,831,960)		$958,931,265

Shares	Dividend Rate	Value

Investment Company(a) – 4.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
42,000,030	0.026%	$42,000,030
(Cost $42,000,030)

TOTAL INVESTMENTS – 97.2%
(Cost $834,831,990)		$1,000,931,295

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.8%		28,700,417

NET ASSETS – 100.0%		$1,029,631,712

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviation:
ETF	—Exchange Traded Fund

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2021, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	14,683,331	JPY	1,658,000,000	03/16/22	$260,247
	USD	2,256,803	SEK	20,325,000	03/16/22	6,082
	USD	150,542	NZD	220,000	03/16/22	51
	USD	1,959,631	HKD	15,270,000	03/16/22	1,058

TOTAL						$267,438

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	20,433,522	EUR	17,970,000	03/16/22	$(57,579)
	USD	6,343,841	CHF	5,810,000	03/16/22	(45,077)
	USD	8,905,904	GBP	6,670,000	03/16/22	(119,223)
	USD	4,362,833	AUD	6,090,000	03/16/22	(68,829)
	USD	660,409	SGD	900,000	03/16/22	(7,188)
	USD	1,574,658	DKK	10,300,000	03/16/22	(4,722)
	USD	387,107	NOK	3,500,000	03/16/22	(9,761)
	USD	216,417	ILS	680,000	03/16/22	(2,455)

TOTAL						$(314,834)

FUTURES CONTRACTS — At December 31, 2021, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	169	03/18/22	$40,209,325	$833,490
10 Year U.S. Treasury Notes	255	03/22/22	33,269,531	301,045

TOTAL FUTURES CONTRACTS				$1,134,535

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2021, the Portfolio had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.750	06/19/2023	161	$402,500	$405,519	$656,580	$(251,061)
Eurodollar Futures	97.750	03/13/2023	285	712,500	785,531	1,030,250	(244,719)
Eurodollar Futures	98.000	12/19/2022	76	190,000	189,050	189,226	(176)
Eurodollar Futures	98.250	09/19/2022	78	195,000	188,175	186,406	1,769
Eurodollar Futures	98.750	12/19/2022	209	522,500	193,325	193,810	(485)
Eurodollar Futures	99.000	09/19/2022	216	540,000	163,350	165,201	(1,851)
Eurodollar Futures	99.000	06/13/2022	153	382,500	164,475	161,005	3,470
Eurodollar Futures	99.000	12/19/2022	698	1,745,000	392,625	993,966	(601,341)

TOTAL			1,876	$4,690,000	$2,482,050	$3,576,444	$(1,094,394)

Abbreviation:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2021

Shares	Description	Value

Underlying Funds(a) – 92.3%
Dynamic – 4.2%
2,620,196	Goldman Sachs Tactical Tilt Overlay Fund – Class R6	$26,883,216
1,353,981	Goldman Sachs Managed Futures Strategy Fund – Class R6	13,810,609

		40,693,825

Equity – 49.8%
10,061,412	Goldman Sachs Dynamic Global Equity Fund – Class R6	232,821,080
7,678,580	Goldman Sachs International Equity Insights Fund – Class R6	110,571,553
6,692,673	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	65,052,779
3,208,037	Goldman Sachs International Small Cap Insights Fund – Class R6	44,367,155
1,325,784	Goldman Sachs Global Infrastructure Fund – Class R6	17,818,541
750,589	Goldman Sachs Global Real Estate Securities Fund – Class R6	9,479,943

		480,111,051

Exchange Traded Funds – 31.2%
3,057,660	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	290,905,772
171,088	Goldman Sachs Access Investment Grade Corporate Bond ETF	9,254,150

		300,159,922

Fixed Income – 7.1%
2,492,548	Goldman Sachs Emerging Markets Debt Fund – Class R6	29,835,802
1,852,471	Goldman Sachs Short Duration Bond Fund – Class R6	18,709,960
1,561,232	Goldman Sachs High Yield Fund – Class R6	10,038,724
804,491	Goldman Sachs Inflation Protected Securities Fund – Class R6	9,428,632
8,643	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	46,240

		68,059,358

TOTAL UNDERLYING FUNDS – 92.3%
(Cost $684,717,312)		$889,024,156

Shares	Dividend Rate	Value

Investment Company(a) – 5.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
51,000,036	0.026%	$51,000,036
(Cost $51,000,036)

TOTAL INVESTMENTS – 97.6%
(Cost $735,717,348)		$940,024,192

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.4%		23,590,388

NET ASSETS – 100.0%		$963,614,580

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviation:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2021, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	12,929,833	JPY	1,460,000,000	03/16/22	$229,168
	USD	136,857	NZD	200,000	03/16/22	46
	USD	1,773,797	SEK	15,975,000	03/16/22	4,780
	USD	1,754,299	HKD	13,670,000	03/16/22	948

TOTAL						$234,942

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	16,408,220	EUR	14,430,000	03/16/22	$(46,237)
	USD	4,935,311	CHF	4,520,000	03/16/22	(35,068)
	USD	565,017	SGD	770,000	03/16/22	(6,149)
	USD	3,603,456	AUD	5,030,000	03/16/22	(56,848)
	USD	7,377,079	GBP	5,525,000	03/16/22	(98,757)
	USD	1,219,978	DKK	7,980,000	03/16/22	(3,658)
	USD	309,686	NOK	2,800,000	03/16/22	(7,809)
	USD	178,226	ILS	560,000	03/16/22	(2,023)

TOTAL						$(256,549)

FUTURES CONTRACTS — At December 31, 2021, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	199	03/18/22	$47,347,075	$981,447
10 Year U.S. Treasury Notes	275	03/22/22	35,878,906	281,289

TOTAL FUTURES CONTRACTS				$1,262,736

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At December 31, 2021, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.750	03/13/2023	310	$775,000	$854,437	$1,102,302	$(247,865)
Eurodollar Futures	97.750	06/19/2023	163	407,500	410,556	664,736	(254,180)
Eurodollar Futures	98.000	12/19/2022	88	220,000	218,900	219,104	(204)
Eurodollar Futures	98.250	09/19/2022	91	227,500	219,538	217,474	2,064
Eurodollar Futures	98.750	12/19/2022	243	607,500	224,775	225,339	(564)
Eurodollar Futures	99.000	06/13/2022	178	445,000	191,350	187,313	4,037
Eurodollar Futures	99.000	09/19/2022	251	627,500	189,819	191,970	(2,151)
Eurodollar Futures	99.000	12/19/2022	741	1,852,500	416,813	1,055,199	(638,386)

TOTAL			2,065	$5,162,500	$2,726,188	$3,863,437	$(1,137,249)

Abbreviation:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2021

Shares	Description	Value

Underlying Funds(a) – 99.2%
Equity – 62.1%
1,923,217	Goldman Sachs International Small Cap Insights Fund – Class R6	$26,598,088
1,907,408	Goldman Sachs Global Infrastructure Fund – Class R6	25,635,560
653,740	Goldman Sachs Global Real Estate Securities Fund – Class R6	8,256,743
697,714	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	6,781,782
251,372	Goldman Sachs MLP Energy Infrastructure Fund – Class R6	6,113,364
185,114	Goldman Sachs Emerging Markets Equity Fund – Class R6	5,423,845

		78,809,382

Exchange Traded Funds – 3.1%
105,925	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	3,920,284

Fixed Income – 34.0%
1,610,176	Goldman Sachs Emerging Markets Debt Fund – Class R6	19,273,806
853,746	Goldman Sachs Inflation Protected Securities Fund – Class R6	10,005,898
999,533	Goldman Sachs High Yield Fund – Class R6	6,426,997
678,536	Goldman Sachs High Yield Floating Rate Fund – Class R6	6,351,097
220,123	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	1,177,657

		43,235,455

TOTAL UNDERLYING FUNDS – 99.2%
(Cost $96,798,805)		$125,965,121

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		1,037,997

NET ASSETS – 100.0%		$127,003,118

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
ETF	—Exchange Traded Fund

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

December 31, 2021

	Balanced Strategy Portfolio	Growth and Income Strategy Portfolio
Assets:
Investments in Affiliated Funds, at value (cost $546,946,248 and $834,831,990, respectively)	$601,874,088	$1,000,931,295
Purchased options, at value (premium paid $2,106,377 and $3,576,444, respectively)	1,481,375	2,482,050
Cash	10,154,657	17,422,730
Foreign currencies, at value (cost $17,482 and $42,607, respectively)	24,339	43,308
Unrealized gain on forward foreign currency exchange contracts	151,134	267,438
Variation margin on futures contracts	213,215	512,725
Receivables:
Dividends	6,660,692	14,192,218
Portfolio shares sold	2,251,053	6,650,285
Collateral on certain derivative contracts(a)	1,423,775	1,950,711
Reimbursement from investment adviser	17,373	17,911
Other assets	61,275	64,801
Total assets	624,312,976	1,044,535,472

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	178,030	314,834
Payables:
Investments purchased	6,556,803	14,022,712
Portfolio shares redeemed	193,434	172,185
Management fees	74,219	126,953
Distribution and Service fees and Transfer Agency fees	67,614	138,030
Accrued expenses	121,161	129,046
Total liabilities	7,191,261	14,903,760

Net Assets:
Paid-in capital	556,870,094	855,373,067
Total distributable earnings	60,251,621	174,258,645
NET ASSETS	$617,121,715	$1,029,631,712
Net Assets:
Class A	$113,819,988	$297,995,948
Class C	6,677,574	10,130,427
Institutional	426,392,176	443,098,584
Service	388,080	2,755,060
Investor	5,429,742	8,948,305
Class R6	277,323	922,514
Class R	10,837,475	5,579,065
Class P	53,299,357	260,201,809
Total Net Assets	$617,121,715	$1,029,631,712
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,880,811	18,227,851
Class C	520,604	638,050
Institutional	33,278,831	27,015,723
Service	29,876	168,987
Investor	425,690	550,363
Class R6	21,636	56,260
Class R	849,571	344,380
Class P	4,158,400	15,874,008
Net asset value, offering and redemption price per share:(b)
Class A	$12.82	$16.35
Class C	12.83	15.88
Institutional	12.81	16.40
Service	12.99	16.30
Investor	12.76	16.26
Class R6	12.82	16.40
Class R	12.76	16.20
Class P	12.82	16.39

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Portfolio	Futures	Options	Forward Foreign Currency
Balanced Strategy	$983,771	$4	$440,000

Growth and Income Strategy	870,702	9	1,080,000

(b)	Maximum public offering price per share for Class A Shares of the Balanced Strategy and Growth and Income Strategy Portfolios is $13.57 and $17.30, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities (continued)

December 31, 2021

	Growth Strategy Portfolio	Satellite Strategies Portfolio
Assets:
Investments in Affiliated Funds, at value (cost $735,717,348 and $96,798,805, respectively)	$940,024,192	$125,965,121
Purchased options, at value (premium paid $3,863,437 and $0, respectively)	2,726,188	—
Cash	17,138,214	1,155,478
Foreign currencies, at value (cost $53,597 and $0, respectively)	54,371	—
Unrealized gain on forward foreign currency exchange contracts	234,942	—
Variation margin on futures contracts	592,614	—
Receivables:
Dividends	14,818,490	224,337
Portfolio shares sold	1,683,201	3,656
Collateral on certain derivative contracts(a)	2,076,248	—
Reimbursement from investment adviser	19,097	32,580
Other assets	66,749	52,656
Total assets	979,434,306	127,433,828

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	256,549	—
Payables:
Investments purchased	14,801,096	224,334
Portfolio shares redeemed	322,771	57,255
Management fees	119,239	13,242
Distribution and Service fees and Transfer Agency fees	173,571	22,459
Accrued expenses	146,500	113,420
Total liabilities	15,819,726	430,710

Net Assets:
Paid-in capital	751,393,117	120,174,655
Total distributable earnings	212,221,463	6,828,463
NET ASSETS	$963,614,580	$127,003,118
Net Assets:
Class A	$387,436,137	$46,065,774
Class C	19,333,682	2,208,603
Institutional	249,376,573	58,742,362
Service	2,412,794	137,379
Investor	13,835,645	15,372,458
Class R6	6,263,217	812,419
Class R	7,787,752	553,553
Class P	277,168,780	3,110,570
Total Net Assets	$963,614,580	$127,003,118
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	19,744,596	5,149,725
Class C	962,216	246,813
Institutional	12,715,205	6,586,405
Service	123,360	15,365
Investor	717,152	1,723,643
Class R6	319,286	90,927
Class R	409,683	62,084
Class P	14,126,570	348,155
Net asset value, offering and redemption price per share:(b)
Class A	$19.62	$8.95
Class C	20.09	8.95
Institutional	19.61	8.92
Service	19.56	8.94
Investor	19.29	8.92
Class R6	19.62	8.93
Class R	19.01	8.92
Class P	19.62	8.93

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Portfolio	Futures	Options	Forward Foreign Currency

Growth Strategy	$1,116,245	$3	$960,000

(b)	Maximum public offering price per share for Class A Shares of the Growth Strategy and Satellite Strategies Portfolios is $20.76 and $9.47, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended December 31, 2021

	Balanced Strategy Portfolio	Growth and Income Strategy Portfolio
Investment income:

Dividends from Affiliated Funds	$13,755,148	$27,007,938

Interest	168	173

Total investment income	13,755,316	27,008,111

Expenses:

Management fees	854,062	1,455,331

Distribution and Service (12b-1) fees(a)	392,634	873,181

Transfer Agency fees(a)	379,450	739,539

Registration fees	103,041	102,441

Professional fees	87,163	87,163

Printing and mailing costs	60,814	94,327

Custody, accounting and administrative services	58,074	59,603

Trustee fees	19,844	20,411

Service fees — Class C	19,472	28,355

Shareholder Administration fees — Service Shares	1,021	6,726

Prime Broker Fees	714	1,452

Other	7,620	8,396

Total expenses	1,983,909	3,476,925

Less — expense reductions	(315,531)	(337,220)

Net expenses	1,668,378	3,139,705

NET INVESTMENT INCOME	12,086,938	23,868,406

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Funds	10,240,807	23,151,473

Net realized gain (loss) from:

Affiliated Funds	6,361,725	11,086,362

Purchased options	352,022	572,541

Futures contracts	6,265,171	7,606,320

Written options	150,941	249,262

Forward foreign currency exchange contracts	2,071,132	3,651,530

Foreign currency transactions	(1,927)	(3,434)

Net change in unrealized gain (loss) on:

Affiliated Funds	6,181,477	44,281,749

Purchased options	(1,359,859)	(2,299,476)

Futures contracts	170,233	299,412

Forward foreign currency exchange contracts	341,276	598,459

Foreign currency translation	2,738	(1,804)

Net realized and unrealized gain	30,775,736	89,192,394

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,862,674	$113,060,800

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agent fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agent Fees
Portfolio	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Balanced Strategy	$281,920	$58,417	$1,021	$51,276	$175,107	$11,972	$151,997	$163	$8,438	$421	$15,951	$15,401
Growth and Income Strategy	753,327	85,064	6,726	28,064	468,102	17,444	154,424	1,076	13,382	1,441	8,736	74,934

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations (continued)

For the Fiscal Year Ended December 31, 2021

	Growth Strategy Portfolio	Satellite Strategies Portfolio
Investment income:

Dividends from Affiliated Funds	$26,839,047	$4,028,581

Interest	173	—

Total investment income	26,839,220	4,028,581

Expenses:

Management fees	1,317,962	174,438

Distribution and Service (12b-1) fees(a)	1,138,074	145,806

Transfer Agency fees(a)	804,250	133,776

Printing and mailing costs	126,850	52,817

Registration fees	101,042	97,181

Professional fees	87,163	78,390

Service fees — Class C	51,544	7,909

Custody, accounting and administrative services	28,728	52,527

Trustee fees	20,280	19,249

Shareholder Administration fees — Service Class	5,842	338

Prime Broker Fees	1,064	—

Other	3,192	7,098

Total expenses	3,685,991	769,529

Less — expense reductions	(340,289)	(294,055)

Net expenses	3,345,702	475,474

NET INVESTMENT INCOME	23,493,518	3,553,107

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Funds	27,190,897	1,215,914

Net realized gain (loss) from:

Affiliated Funds	872,539	9,756,147

Purchased options	532,933	—

Futures contracts	9,941,779	—

Written options	217,934	—

Forward foreign currency exchange contracts	2,891,953	—

Foreign currency transactions	(4,318)	—

Net change in unrealized gain (loss) on:

Affiliated Funds	70,345,425	(2,665,088)

Purchased options	(2,266,344)	—

Futures contracts	644,712	—

Forward foreign currency exchange contracts	489,277	—

Foreign currency translation	(1,453)	—

Net realized and unrealized gain	110,855,334	8,306,973

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$134,348,852	$11,860,080

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agent fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agent Fees
Portfolio	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Growth Strategy	$942,154	$154,633	$5,842	$35,445	$586,443	$31,876	$84,204	$935	$14,071	$2,142	$11,056	$73,523
Satellite Strategies	118,680	23,727	338	3,061	73,746	4,700	27,471	53	25,667	255	942	942

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio		Growth and Income Strategy Portfolio
	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020
From operations:

Net investment income	$12,086,938	$10,234,390	$23,868,406	$13,638,689

Net realized gain	25,439,871	9,873,483	46,314,054	16,031,160

Net change in unrealized gain	5,335,865	32,656,676	42,878,340	67,329,095

Net increase in net assets resulting from operations	42,862,674	52,764,549	113,060,800	96,998,944

Distributions to shareholders:

From distributable earnings:

Class A Shares	(6,582,745)	(2,073,315)	(18,566,465)	(9,110,698)

Class C Shares	(355,961)	(110,788)	(600,680)	(355,597)

Institutional Shares	(24,534,890)	(8,390,148)	(27,429,776)	(12,189,122)

Service Shares	(22,403)	(8,087)	(169,209)	(82,395)

Investor Shares	(339,317)	(133,619)	(578,890)	(265,906)

Class R6 Shares	(56,227)	(36,509)	(193,783)	(169,572)

Class R Shares	(599,135)	(160,141)	(335,400)	(152,196)

Class P Shares	(3,256,498)	(922,139)	(17,029,160)	(7,826,935)

Total distributions to shareholders	(35,747,176)	(11,834,746)	(64,903,363)	(30,152,421)

From share transactions:

Proceeds from sales of shares	155,504,123	138,023,285	156,183,201	110,868,743

Reinvestment of distributions	35,275,963	11,642,690	63,389,324	29,318,345

Cost of shares redeemed	(149,789,884)	(148,350,909)	(159,209,541)	(197,903,957)

Net increase (decrease) in net assets resulting from share transactions	40,990,202	1,315,066	60,362,984	(57,716,869)

TOTAL INCREASE	48,105,700	42,244,869	108,520,421	9,129,654

Net assets:
Beginning of year	569,016,015	526,771,146	921,111,291	911,981,637

End of year	$617,121,715	$569,016,015	$1,029,631,712	$921,111,291

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Strategy Portfolio		Satellite Strategies Portfolio
	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020
From operations:

Net investment income	$23,493,518	$9,138,002	$3,553,107	$3,967,788

Net realized gain	41,643,717	10,540,709	10,972,061	12,366,745

Net change in unrealized gain (loss)	69,211,617	71,452,977	(2,665,088)	(17,227,251)

Net increase (decrease) in net assets resulting from operations	134,348,852	91,131,688	11,860,080	(892,718)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(23,014,339)	(10,784,596)	(1,393,385)	(837,479)

Class C Shares	(973,896)	(496,344)	(48,742)	(103,991)

Institutional Shares	(15,126,286)	(5,137,868)	(2,042,049)	(2,538,186)

Service Shares	(144,077)	(62,574)	(3,921)	(3,303)

Investor Shares	(871,358)	(234,991)	(511,388)	(410,262)

Class R6 Shares	(422,854)	(227,886)	(27,412)	(54,834)

Class R Shares	(459,935)	(184,960)	(15,569)	(12,690)

Class P Shares	(17,316,359)	(7,003,021)	(102,003)	(77,222)

Return of captial

Class A Shares	—	—	(199,842)	—

Class C Shares	—	—	(6,991)	—

Institutional Shares	—	—	(292,874)	—

Service Shares	—	—	(563)	—

Investor Shares	—	—	(73,344)	—

Class R6 Shares	—	—	(3,931)	—

Class R Shares	—	—	(2,233)	—

Class P Shares	—	—	(14,629)	—

Total distributions to shareholders	(58,329,104)	(24,132,240)	(4,738,876)	(4,037,967)

From share transactions:

Proceeds from sales of shares	198,331,238	99,145,043	12,397,265	25,021,685

Reinvestment of distributions	56,415,779	23,183,595	4,335,872	3,663,014

Cost of shares redeemed	(142,327,398)	(136,535,679)	(72,120,868)	(180,205,714)

Net increase (decrease) in net assets resulting from share transactions	112,419,619	(14,207,041)	(55,387,731)	(151,521,015)

TOTAL INCREASE (DECREASE)	188,439,367	52,792,407	(48,266,527)	(156,451,700)

Net assets:
Beginning of year	775,175,213	722,382,806	175,269,645	331,721,345

End of year	$963,614,580	$775,175,213	$127,003,118	$175,269,645

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.64	$11.64	$10.32	$11.55	$10.82

Net investment income(a)(b)	0.24	0.20	0.20	0.16	0.16

Net realized and unrealized gain (loss)	0.71	1.04	1.37	(0.95)	1.05

Total from investment operations	0.95	1.24	1.57	(0.79)	1.21

Distributions to shareholders from net investment income	(0.34)	(0.24)	(0.25)	(0.24)	(0.27)

Distributions to shareholders from net realized gains	(0.43)	—	—	(0.20)	(0.21)

Total distributions	(0.77)	(0.24)	(0.25)	(0.44)	(0.48)

Net asset value, end of year	$12.82	$12.64	$11.64	$10.32	$11.55

Total return(c)	7.53%	10.71%	15.24%	(6.90)%	11.19%

Net assets, end of year (in 000s)	$113,820	$110,057	$106,285	$106,235	$119,662

Ratio of net expenses to average net assets(d)	0.56%	0.57%	0.58%	0.59%	0.62%

Ratio of total expenses to average net assets(d)	0.61%	0.64%	0.67%	0.63%	0.68%

Ratio of net investment income to average net assets(b)	1.84%	1.71%	1.76%	1.46%	1.40%

Portfolio turnover rate(e)	9%	19%	55%	45%	81%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.67	$11.66	$10.34	$11.55	$10.82

Net investment income(a)(b)	0.12	0.10	0.10	0.05	0.07

Net realized and unrealized gain (loss)	0.73	1.06	1.38	(0.92)	1.05

Total from investment operations	0.85	1.16	1.48	(0.87)	1.12

Distributions to shareholders from net investment income	(0.26)	(0.15)	(0.16)	(0.14)	(0.18)

Distributions to shareholders from net realized gains	(0.43)	—	—	(0.20)	(0.21)

Total distributions	(0.69)	(0.15)	(0.16)	(0.34)	(0.39)

Net asset value, end of year	$12.83	$12.67	$11.66	$10.34	$11.55

Total return(c)	6.73%	9.90%	14.30%	(7.58)%	10.30%

Net assets, end of year (in 000s)	$6,678	$9,575	$10,978	$12,807	$34,542

Ratio of net expenses to average net assets(d)	1.31%	1.32%	1.33%	1.33%	1.37%

Ratio of total expenses to average net assets(d)	1.36%	1.39%	1.42%	1.38%	1.42%

Ratio of net investment income to average net assets(b)	0.91%	0.86%	0.93%	0.43%	0.58%

Portfolio turnover rate(e)	9%	19%	55%	45%	81%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.63	$11.64	$10.32	$11.55	$10.82

Net investment income(a)(b)	0.29	0.25	0.25	0.20	0.21

Net realized and unrealized gain (loss)	0.71	1.02	1.36	(0.95)	1.04

Total from investment operations	1.00	1.27	1.61	(0.75)	1.25

Distributions to shareholders from net investment income	(0.39)	(0.28)	(0.29)	(0.28)	(0.31)

Distributions to shareholders from net realized gains	(0.43)	—	—	(0.20)	(0.21)

Total distributions	(0.82)	(0.28)	(0.29)	(0.48)	(0.52)

Net asset value, end of year	$12.81	$12.63	$11.64	$10.32	$11.55

Total return(c)	7.93%	11.05%	15.68%	(6.53)%	11.63%

Net assets, end of year (in 000s)	$426,392	$388,941	$351,189	$292,183	$353,778

Ratio of net expenses to average net assets(d)	0.19%	0.19%	0.20%	0.20%	0.22%

Ratio of total expenses to average net assets(d)	0.25%	0.26%	0.28%	0.24%	0.28%

Ratio of net investment income to average net assets(b)	2.23%	2.12%	2.19%	1.76%	1.85%

Portfolio turnover rate(e)	9%	19%	55%	45%	81%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.79	$11.78	$10.45	$11.68	$10.94

Net investment income(a)(b)	0.22	0.16	0.17	0.15	0.15

Net realized and unrealized gain (loss)	0.73	1.07	1.39	(0.95)	1.06

Total from investment operations	0.95	1.23	1.56	(0.80)	1.21

Distributions to shareholders from net investment income	(0.32)	(0.22)	(0.23)	(0.23)	(0.26)

Distributions to shareholders from net realized gains	(0.43)	—	—	(0.20)	(0.21)

Total distributions	(0.75)	(0.22)	(0.23)	(0.43)	(0.47)

Net asset value, end of year	$12.99	$12.79	$11.78	$10.45	$11.68

Total return(c)	7.44%	10.52%	14.99%	(6.93)%	11.04%

Net assets, end of year (in 000s)	$388	$421	$532	$667	$833

Ratio of net expenses to average net assets(d)	0.69%	0.69%	0.70%	0.70%	0.72%

Ratio of total expenses to average net assets(d)	0.75%	0.77%	0.78%	0.74%	0.78%

Ratio of net investment income to average net assets(b)	1.67%	1.38%	1.47%	1.31%	1.31%

Portfolio turnover rate(e)	9%	19%	55%	45%	81%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Investor Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.58	$11.59	$10.28	$11.50	$10.78

Net investment income(a)(b)	0.28	0.33	0.23	0.18	0.18

Net realized and unrealized gain (loss)	0.70	0.93	1.36	(0.93)	1.05

Total from investment operations	0.98	1.26	1.59	(0.75)	1.23

Distributions to shareholders from net investment income	(0.37)	(0.27)	(0.28)	(0.27)	(0.30)

Distributions to shareholders from net realized gains	(0.43)	—	—	(0.20)	(0.21)

Total distributions	(0.80)	(0.27)	(0.28)	(0.47)	(0.51)

Net asset value, end of year	$12.76	$12.58	$11.59	$10.28	$11.50

Total return(c)	7.75%	10.97%	15.49%	(6.61)%	11.41%

Net assets, end of year (in 000s)	$5,430	$7,594	$3,663	$2,937	$3,976

Ratio of net expenses to average net assets(d)	0.31%	0.32%	0.33%	0.34%	0.37%

Ratio of total expenses to average net assets(d)	0.36%	0.39%	0.42%	0.38%	0.42%

Ratio of net investment income to average net assets(b)	2.13%	2.78%	2.07%	1.64%	1.60%

Portfolio turnover rate(e)	9%	19%	55%	45%	81%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class R6 Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.63	$11.64	$10.32	$11.55	$10.83

Net investment income(a)(b)	0.21	0.23	0.23	0.35	0.54

Net realized and unrealized gain (loss)	0.79	1.05	1.38	(1.09)	0.71

Total from investment operations	1.00	1.28	1.61	(0.74)	1.25

Distributions to shareholders from net investment income	(0.38)	(0.29)	(0.29)	(0.29)	(0.32)

Distributions to shareholders from net realized gains	(0.43)	—	—	(0.20)	(0.21)

Total distributions	(0.81)	(0.29)	(0.29)	(0.49)	(0.53)

Net asset value, end of year	$12.82	$12.63	$11.64	$10.32	$11.55

Total return(c)	8.00%	11.06%	15.70%	(6.52)%	11.54%

Net assets, end of year (in 000s)	$277	$1,449	$1,766	$2,308	$551

Ratio of net expenses to average net assets(d)	0.18%	0.18%	0.19%	0.19%	0.31%

Ratio of total expenses to average net assets(d)	0.24%	0.26%	0.27%	0.24%	0.39%

Ratio of net investment income to average net assets(b)	1.64%	1.89%	2.04%	3.10%	4.64%

Portfolio turnover rate(e)	9%	19%	55%	45%	81%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class R Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.58	$11.59	$10.28	$11.50	$10.79

Net investment income(a)(b)	0.22	0.16	0.18	0.14	0.15

Net realized and unrealized gain (loss)	0.70	1.04	1.35	(0.95)	1.02

Total from investment operations	0.92	1.20	1.53	(0.81)	1.17

Distributions to shareholders from net investment income	(0.31)	(0.21)	(0.22)	(0.21)	(0.25)

Distributions to shareholders from net realized gains	(0.43)	—	—	(0.20)	(0.21)

Total distributions	(0.74)	(0.21)	(0.22)	(0.41)	(0.46)

Net asset value, end of year	$12.76	$12.58	$11.59	$10.28	$11.50

Total return(c)	7.32%	10.39%	14.94%	(7.07)%	10.81%

Net assets, end of year (in 000s)	$10,837	$9,435	$10,241	$8,443	$8,629

Ratio of net expenses to average net assets(d)	0.81%	0.82%	0.83%	0.84%	0.87%

Ratio of total expenses to average net assets(d)	0.86%	0.90%	0.92%	0.88%	0.93%

Ratio of net investment income to average net assets(b)	1.65%	1.40%	1.61%	1.23%	1.30%

Portfolio turnover rate(e)	9%	19%	55%	45%	81%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Class P Shares
	Year Ended December 31,			Period Ended December 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$12.64	$11.64	$10.32	$11.54

Net investment income(b)(c)	0.29	0.25	0.24	0.20

Net realized and unrealized gain (loss)	0.71	1.04	1.37	(0.96)

Total from investment operations	1.00	1.29	1.61	(0.76)

Distributions to shareholders from net investment income	(0.39)	(0.29)	(0.29)	(0.26)

Distributions to shareholders from net realized gains	(0.43)	—	—	(0.20)

Total distributions	(0.82)	(0.29)	(0.29)	(0.46)

Net asset value, end of period	$12.82	$12.64	$11.64	$10.32

Total return(d)	7.94%	11.15%	15.69%	(6.67)%

Net assets, end of period (in 000s)	$53,299	$41,545	$42,118	$43,098

Ratio of net expenses to average net assets(e)	0.18%	0.18%	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.24%	0.25%	0.27%	0.24	%(f)

Ratio of net investment income to average net assets(c)	2.24%	2.10%	2.17%	2.48	%(f)

Portfolio turnover rate(g)	9%	19%	55%	45%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.51	$14.26	$12.26	$13.81	$12.17

Net investment income(a)(b)	0.36	0.20	0.22	0.18	0.18

Net realized and unrealized gain (loss)	1.53	1.54	2.06	(1.41)	1.79

Total from investment operations	1.89	1.74	2.28	(1.23)	1.97

Distributions to shareholders from net investment income	(0.53)	(0.23)	(0.28)	(0.32)	(0.33)

Distributions to shareholders from net realized gains	(0.52)	(0.26)	—	—	—

Total distributions	(1.05)	(0.49)	(0.28)	(0.32)	(0.33)

Net asset value, end of year	$16.35	$15.51	$14.26	$12.26	$13.81

Total return(c)	12.27%	12.29%	18.60%	(8.94)%	16.19%

Net assets, end of year (in 000s)	$297,996	$293,868	$286,721	$272,658	$302,116

Ratio of net expenses to average net assets(d)	0.56%	0.57%	0.58%	0.59%	0.59%

Ratio of total expenses to average net assets(d)	0.59%	0.62%	0.64%	0.61%	0.63%

Ratio of net investment income to average net assets(b)	2.15%	1.38%	1.65%	1.29%	1.35%

Portfolio turnover rate(e)	8%	13%	61%	32%	81%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.12	$13.92	$11.98	$13.49	$11.90

Net investment income(a)(b)	0.20	0.06	0.09	0.01	0.06

Net realized and unrealized gain (loss)	1.53	1.53	2.04	(1.31)	1.76

Total from investment operations	1.73	1.59	2.13	(1.30)	1.82

Distributions to shareholders from net investment income	(0.45)	(0.13)	(0.19)	(0.21)	(0.23)

Distributions to shareholders from net realized gains	(0.52)	(0.26)	—	—	—

Total distributions	(0.97)	(0.39)	(0.19)	(0.21)	(0.23)

Net asset value, end of year	$15.88	$15.12	$13.92	$11.98	$13.49

Total return(c)	11.44%	11.44%	17.78%	(9.62)%	15.31%

Net assets, end of year (in 000s)	$10,130	$13,454	$19,069	$27,099	$94,118

Ratio of net expenses to average net assets(d)	1.31%	1.32%	1.33%	1.34%	1.34%

Ratio of total expenses to average net assets(d)	1.34%	1.37%	1.39%	1.36%	1.38%

Ratio of net investment income to average net assets(b)	1.23%	0.45%	0.66%	0.11%	0.50%

Portfolio turnover rate(e)	8%	13%	61%	32%	81%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.56	$14.31	$12.29	$13.85	$12.21

Net investment income(a)(b)	0.44	0.25	0.27	0.20	0.24

Net realized and unrealized gain (loss)	1.52	1.54	2.08	(1.39)	1.78

Total from investment operations	1.96	1.79	2.35	(1.19)	2.02

Distributions to shareholders from net investment income	(0.60)	(0.28)	(0.33)	(0.37)	(0.38)

Distributions to shareholders from net realized gains	(0.52)	(0.26)	—	—	—

Total distributions	(1.12)	(0.54)	(0.33)	(0.37)	(0.38)

Net asset value, end of year	$16.40	$15.56	$14.31	$12.29	$13.85

Total return(c)	12.64%	12.68%	19.17%	(8.63)%	16.60%

Net assets, end of year (in 000s)	$443,099	$364,206	$371,610	$360,006	$574,136

Ratio of net expenses to average net assets(d)	0.19%	0.19%	0.20%	0.20%	0.19%

Ratio of total expenses to average net assets(d)	0.23%	0.24%	0.25%	0.22%	0.23%

Ratio of net investment income to average net assets(b)	2.65%	1.77%	2.01%	1.48%	1.80%

Portfolio turnover rate(e)	8%	13%	61%	32%	81%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.48	$14.23	$12.23	$13.77	$12.14

Net investment income(a)(b)	0.34	0.16	0.21	0.15	0.17

Net realized and unrealized gain (loss)	1.51	1.56	2.05	(1.38)	1.77

Total from investment operations	1.85	1.72	2.26	(1.23)	1.94

Distributions to shareholders from net investment income	(0.51)	(0.21)	(0.26)	(0.31)	(0.31)

Distributions to shareholders from net realized gains	(0.52)	(0.26)	—	—	—

Total distributions	(1.03)	(0.47)	(0.26)	(0.31)	(0.31)

Net asset value, end of year	$16.30	$15.48	$14.23	$12.23	$13.77

Total return(c)	12.03%	12.18%	18.51%	(9.00)%	16.03%

Net assets, end of year (in 000s)	$2,755	$2,669	$2,920	$2,780	$3,414

Ratio of net expenses to average net assets(d)	0.69%	0.69%	0.70%	0.70%	0.69%

Ratio of total expenses to average net assets(d)	0.73%	0.74%	0.75%	0.72%	0.73%

Ratio of net investment income to average net assets(b)	2.07%	1.17%	1.53%	1.13%	1.27%

Portfolio turnover rate(e)	8%	13%	61%	32%	81%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Investor Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.44	$14.19	$12.20	$13.74	$12.12

Net investment income(a)(b)	0.41	0.23	0.26	0.20	0.23

Net realized and unrealized gain (loss)	1.51	1.54	2.04	(1.38)	1.75

Total from investment operations	1.92	1.77	2.30	(1.18)	1.98

Distributions to shareholders from net investment income	(0.58)	(0.26)	(0.31)	(0.36)	(0.36)

Distributions to shareholders from net realized gains	(0.52)	(0.26)	—	—	—

Total distributions	(1.10)	(0.52)	(0.31)	(0.36)	(0.36)

Net asset value, end of year	$16.26	$15.44	$14.19	$12.20	$13.74

Total return(c)	12.48%	12.64%	18.91%	(8.68)%	16.39%

Net assets, end of year (in 000s)	$8,948	$7,997	$7,670	$7,366	$7,241

Ratio of net expenses to average net assets(d)	0.31%	0.32%	0.33%	0.34%	0.34%

Ratio of total expenses to average net assets(d)	0.34%	0.37%	0.39%	0.36%	0.38%

Ratio of net investment income to average net assets(b)	2.50%	1.64%	1.92%	1.48%	1.72%

Portfolio turnover rate(e)	8%	13%	61%	32%	81%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class R6 Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.55	$14.30	$12.29	$13.85	$12.20

Net investment income(a)(b)	0.32	0.22	0.26	0.36	0.30

Net realized and unrealized gain (loss)	1.64	1.57	2.08	(1.54)	1.73

Total from investment operations	1.96	1.79	2.34	(1.18)	2.03

Distributions to shareholders from net investment income	(0.59)	(0.28)	(0.33)	(0.38)	(0.38)

Distributions to shareholders from net realized gains	(0.52)	(0.26)	—	—	—

Total distributions	(1.11)	(0.54)	(0.33)	(0.38)	(0.38)

Net asset value, end of year	$16.40	$15.55	$14.30	$12.29	$13.85

Total return(c)	12.69%	12.70%	19.10%	(8.61)%	16.71%

Net assets, end of year (in 000s)	$923	$4,694	$6,300	$6,331	$84

Ratio of net expenses to average net assets(d)	0.18%	0.18%	0.19%	0.19%	0.18%

Ratio of total expenses to average net assets(d)	0.22%	0.23%	0.24%	0.22%	0.22%

Ratio of net investment income to average net assets(b)	1.94%	1.59%	1.92%	2.67%	2.21%

Portfolio turnover rate(e)	8%	13%	61%	32%	81%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class R Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.39	$14.15	$12.17	$13.70	$12.09

Net investment income(a)(b)	0.31	0.16	0.20	0.13	0.18

Net realized and unrealized gain (loss)	1.52	1.53	2.02	(1.37)	1.73

Total from investment operations	1.83	1.69	2.22	(1.24)	1.91

Distributions to shareholders from net investment income	(0.50)	(0.19)	(0.24)	(0.29)	(0.30)

Distributions to shareholders from net realized gains	(0.52)	(0.26)	—	—	—

Total distributions	(1.02)	(0.45)	(0.24)	(0.29)	(0.30)

Net asset value, end of year	$16.20	$15.39	$14.15	$12.17	$13.70

Total return(c)	11.94%	12.05%	18.30%	(9.10)%	15.83%

Net assets, end of year (in 000s)	$5,579	$5,270	$4,991	$4,251	$5,441

Ratio of net expenses to average net assets(d)	0.81%	0.82%	0.83%	0.84%	0.84%

Ratio of total expenses to average net assets(d)	0.84%	0.87%	0.89%	0.86%	0.88%

Ratio of net investment income to average net assets(b)	1.87%	1.15%	1.46%	1.00%	1.35%

Portfolio turnover rate(e)	8%	13%	61%	32%	81%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Class P Shares
	Year Ended December 31,			Period Ended December 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$15.55	$14.30	$12.29	$13.91

Net investment income(b)(c)	0.44	0.26	0.29	0.23

Net realized and unrealized gain (loss)	1.52	1.53	2.05	(1.52)

Total from investment operations	1.96	1.79	2.34	(1.29)

Distributions to shareholders from net investment income	(0.60)	(0.28)	(0.33)	(0.33)

Distributions to shareholders from net realized gains	(0.52)	(0.26)	—	—

Total distributions	(1.12)	(0.54)	(0.33)	(0.33)

Net asset value, end of period	$16.39	$15.55	$14.30	$12.29

Total return(d)	12.66%	12.70%	19.10%	(9.29)%

Net assets, end of period (in 000s)	$260,202	$228,953	$212,702	$185,028

Ratio of net expenses to average net assets(e)	0.18%	0.18%	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.22%	0.23%	0.24%	0.22	%(f)

Ratio of net investment income to average net assets(c)	2.62%	1.80%	2.12%	2.48	%(f)

Portfolio turnover rate(g)	8%	13%	61%	32%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$17.88	$16.18	$13.73	$15.83	$13.39

Net investment income(a)(b)	0.47	0.19	0.25	0.19	0.15

Net realized and unrealized gain (loss)	2.49	2.07	2.80	(1.93)	2.67

Total from investment operations	2.96	2.26	3.05	(1.74)	2.82

Distributions to shareholders from net investment income	(0.70)	(0.21)	(0.32)	(0.36)	(0.38)

Distributions to shareholders from net realized gains	(0.52)	(0.35)	(0.28)	—	—

Total distributions	(1.22)	(0.56)	(0.60)	(0.36)	(0.38)

Net asset value, end of year	$19.62	$17.88	$16.18	$13.73	$15.83

Total return(c)	16.54%	13.96%	22.24%	(10.98)%	21.02%

Net assets, end of year (in 000s)	$387,436	$353,363	$338,384	$308,475	$316,078

Ratio of net expenses to average net assets(d)	0.56%	0.57%	0.58%	0.59%	0.59%

Ratio of total expenses to average net assets(d)	0.60%	0.64%	0.65%	0.62%	0.63%

Ratio of net investment income to average net assets(b)	2.40%	1.18%	1.61%	1.19%	1.00%

Portfolio turnover rate(e)	5%	8%	69%	29%	85%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$18.27	$16.51	$13.98	$15.81	$13.37

Net investment income (loss)(a)(b)	0.29	0.05	0.10	(0.03)	0.03

Net realized and unrealized gain (loss)	2.57	2.11	2.87	(1.80)	2.66

Total from investment operations	2.86	2.16	2.97	(1.83)	2.69

Distributions to shareholders from net investment income	(0.52)	(0.05)	(0.16)	—	(0.25)

Distributions to shareholders from net realized gains	(0.52)	(0.35)	(0.28)	—	—

Total distributions	(1.04)	(0.40)	(0.44)	—	(0.25)

Net asset value, end of year	$20.09	$18.27	$16.51	$13.98	$15.81

Total return(c)	15.67%	13.10%	21.31%	(11.58)%	20.08%

Net assets, end of year (in 000s)	$19,334	$22,590	$29,424	$36,201	$126,894

Ratio of net expenses to average net assets(d)	1.31%	1.32%	1.33%	1.34%	1.34%

Ratio of total expenses to average net assets(d)	1.35%	1.39%	1.40%	1.37%	1.38%

Ratio of net investment income (loss) to average net assets(b)	1.44%	0.28%	0.64%	(0.20)%	0.18%

Portfolio turnover rate(e)	5%	8%	69%	29%	85%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$17.86	$16.17	$13.72	$15.81	$13.37

Net investment income(a)(b)	0.57	0.25	0.24	0.19	0.22

Net realized and unrealized gain (loss)	2.47	2.06	2.87	(1.87)	2.66

Total from investment operations	3.04	2.31	3.11	(1.68)	2.88

Distributions to shareholders from net investment income	(0.77)	(0.27)	(0.38)	(0.41)	(0.44)

Distributions to shareholders from net realized gains	(0.52)	(0.35)	(0.28)	—	—

Total distributions	(1.29)	(0.62)	(0.66)	(0.41)	(0.44)

Net asset value, end of year	$19.61	$17.86	$16.17	$13.72	$15.81

Total return(c)	17.03%	14.29%	22.77%	(10.65)%	21.53%

Net assets, end of year (in 000s)	$249,377	$169,166	$147,389	$247,863	$455,902

Ratio of net expenses to average net assets(d)	0.19%	0.19%	0.20%	0.20%	0.20%

Ratio of total expenses to average net assets(d)	0.23%	0.26%	0.26%	0.23%	0.24%

Ratio of net investment income to average net assets(b)	2.88%	1.58%	1.59%	1.22%	1.46%

Portfolio turnover rate(e)	5%	8%	69%	29%	85%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$17.83	$16.13	$13.69	$15.77	$13.35

Net investment income(a)(b)	0.46	0.15	0.22	0.15	0.15

Net realized and unrealized gain (loss)	2.46	2.08	2.80	(1.90)	2.64

Total from investment operations	2.92	2.23	3.02	(1.75)	2.79

Distributions to shareholders from net investment income	(0.67)	(0.18)	(0.30)	(0.33)	(0.37)

Distributions to shareholders from net realized gains	(0.52)	(0.35)	(0.28)	—	—

Total distributions	(1.19)	(0.53)	(0.58)	(0.33)	(0.37)

Net asset value, end of year	$19.56	$17.83	$16.13	$13.69	$15.77

Total return(c)	16.41%	13.81%	22.10%	(11.06)%	20.88%

Net assets, end of year (in 000s)	$2,413	$2,120	$2,266	$2,252	$2,888

Ratio of net expenses to average net assets(d)	0.69%	0.69%	0.70%	0.70%	0.70%

Ratio of total expenses to average net assets(d)	0.73%	0.76%	0.77%	0.73%	0.74%

Ratio of net investment income to average net assets(b)	2.36%	0.94%	1.47%	0.96%	1.00%

Portfolio turnover rate(e)	5%	8%	69%	29%	85%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Investor Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$17.60	$15.93	$13.53	$15.59	$13.20

Net investment income(a)(b)	0.75	0.22	0.28	0.18	0.23

Net realized and unrealized gain (loss)	2.21	2.05	2.76	(1.86)	2.58

Total from investment operations	2.96	2.27	3.04	(1.68)	2.81

Distributions to shareholders from net investment income	(0.75)	(0.25)	(0.36)	(0.38)	(0.42)

Distributions to shareholders from net realized gains	(0.52)	(0.35)	(0.28)	—	—

Total distributions	(1.27)	(0.60)	(0.64)	(0.38)	(0.42)

Net asset value, end of year	$19.29	$17.60	$15.93	$13.53	$15.59

Total return(c)	16.86%	14.24%	22.50%	(10.74)%	21.30%

Net assets, end of year (in 000s)	$13,836	$7,004	$7,204	$6,477	$8,008

Ratio of net expenses to average net assets(d)	0.31%	0.32%	0.33%	0.33%	0.34%

Ratio of total expenses to average net assets(d)	0.35%	0.39%	0.40%	0.37%	0.39%

Ratio of net investment income to average net assets(b)	3.83%	1.38%	1.85%	1.14%	1.54%

Portfolio turnover rate(e)	5%	8%	69%	29%	85%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class R6 Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$17.87	$16.17	$13.72	$15.81	$13.37

Net investment income(a)(b)	0.55	0.21	0.31	0.39	0.17

Net realized and unrealized gain (loss)	2.49	2.11	2.80	(2.06)	2.71

Total from investment operations	3.04	2.32	3.11	(1.67)	2.88

Distributions to shareholders from net investment income	(0.77)	(0.27)	(0.38)	(0.42)	(0.44)

Distributions to shareholders from net realized gains	(0.52)	(0.35)	(0.28)	—	—

Total distributions	(1.29)	(0.62)	(0.66)	(0.42)	(0.44)

Net asset value, end of year	$19.62	$17.87	$16.17	$13.72	$15.81

Total return(c)	17.02%	14.35%	22.72%	(10.55)%	21.51%

Net assets, end of year (in 000s)	$6,263	$6,792	$7,554	$6,603	$964

Ratio of net expenses to average net assets(d)	0.18%	0.18%	0.19%	0.19%	0.18%

Ratio of total expenses to average net assets(d)	0.22%	0.25%	0.26%	0.22%	0.23%

Ratio of net investment income to average net assets(b)	2.79%	1.31%	2.00%	2.54%	1.12%

Portfolio turnover rate(e)	5%	8%	69%	29%	85%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class R Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$17.36	$15.74	$13.37	$15.42	$13.08

Net investment income(a)(b)	0.44	0.15	0.20	0.14	0.16

Net realized and unrealized gain (loss)	2.39	1.99	2.73	(1.87)	2.54

Total from investment operations	2.83	2.14	2.93	(1.73)	2.70

Distributions to shareholders from net investment income	(0.66)	(0.17)	(0.28)	(0.32)	(0.36)

Distributions to shareholders from net realized gains	(0.52)	(0.35)	(0.28)	—	—

Total distributions	(1.18)	(0.52)	(0.56)	(0.32)	(0.36)

Net asset value, end of year	$19.01	$17.36	$15.74	$13.37	$15.42

Total return(c)	16.31%	13.61%	21.98%	(11.18)%	20.67%

Net assets, end of year (in 000s)	$7,788	$6,353	$6,400	$5,475	$6,334

Ratio of net expenses to average net assets(d)	0.81%	0.82%	0.83%	0.84%	0.84%

Ratio of total expenses to average net assets(d)	0.85%	0.89%	0.90%	0.87%	0.89%

Ratio of net investment income to average net assets(b)	2.31%	0.94%	1.36%	0.90%	1.06%

Portfolio turnover rate(e)	5%	8%	69%	29%	85%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio
	Class P Shares
	Year Ended December 31,			Period Ended December 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$17.87	$16.17	$13.72	$15.96

Net investment income(b)(c)	0.59	0.26	0.32	0.28

Net realized and unrealized gain (loss)	2.45	2.06	2.79	(2.10)

Total from investment operations	3.04	2.32	3.11	(1.82)

Distributions to shareholders from net investment income	(0.77)	(0.27)	(0.38)	(0.42)

Distributions to shareholders from net realized gains	(0.52)	(0.35)	(0.28)	—

Total distributions	(1.29)	(0.62)	(0.66)	(0.42)

Net asset value, end of period	$19.62	$17.87	$16.17	$13.72

Total return(d)	17.03%	14.36%	22.72%	(11.39)%

Net assets, end of period (in 000s)	$277,169	$207,786	$183,763	$148,866

Ratio of net expenses to average net assets(e)	0.18%	0.18%	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.22%	0.25%	0.26%	0.22	%(f)

Ratio of net investment income to average net assets(c)	2.98%	1.62%	2.08%	2.56	%(f)

Portfolio turnover rate(g)	5%	8%	69%	29%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.56	$8.45	$7.38	$8.45	$7.64

Net investment income(a)(b)	0.22	0.15	0.27	0.19	0.20

Net realized and unrealized gain (loss)	0.48	0.11	1.08	(1.06)	0.88

Total from investment operations	0.70	0.26	1.35	(0.87)	1.08

Distributions to shareholders from net investment income	(0.31)	(0.15)	(0.28)	(0.20)	(0.27)

Distributions to shareholders from return of capital	— (c)	—	—	—	—

Total distributions	(0.31)	(0.15)	(0.28)	(0.20)	(0.27)

Net asset value, end of year	$8.95	$8.56	$8.45	$7.38	$8.45

Total return(d)	8.20%	3.40%	18.38%	(10.39)%	14.28%

Net assets, end of year (in 000s)	$46,066	$46,265	$46,921	$39,384	$53,090

Ratio of net expenses to average net assets(e)	0.54%	0.55%	0.56%	0.56%	0.57%

Ratio of total expenses to average net assets(e)	0.75%	0.75%	0.66%	0.61%	0.61%

Ratio of net investment income to average net assets(b)	2.42%	1.90%	3.30%	2.35%	2.42%

Portfolio turnover rate(f)	33%	5%	6%	17%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.54	$8.42	$7.34	$8.40	$7.60

Net investment income(a)(b)	0.12	0.07	0.16	0.12	0.14

Net realized and unrealized gain (loss)	0.51	0.13	1.12	(1.04)	0.87

Total from investment operations	0.63	0.20	1.28	(0.92)	1.01

Distributions to shareholders from net investment income	(0.22)	(0.08)	(0.20)	(0.14)	(0.21)

Distributions to shareholders from return of capital	— (c)	—	—	—	—

Total distributions	(0.22)	(0.08)	(0.20)	(0.14)	(0.21)

Net asset value, end of year	$8.95	$8.54	$8.42	$7.34	$8.40

Total return(d)	7.39%	2.59%	17.55%	(11.07)%	13.37%

Net assets, end of year (in 000s)	$2,209	$5,772	$16,235	$28,041	$44,710

Ratio of net expenses to average net assets(e)	1.28%	1.30%	1.31%	1.31%	1.32%

Ratio of total expenses to average net assets(e)	1.49%	1.49%	1.40%	1.36%	1.36%

Ratio of net investment income to average net assets(b)	1.33%	0.95%	2.01%	1.53%	1.78%

Portfolio turnover rate(f)	33%	5%	6%	17%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.54	$8.43	$7.36	$8.43	$7.62

Net investment income(a)(b)	0.23	0.17	0.27	0.21	0.24

Net realized and unrealized gain (loss)	0.49	0.12	1.11	(1.05)	0.88

Total from investment operations	0.72	0.29	1.38	(0.84)	1.12

Distributions to shareholders from net investment income	(0.34)	(0.18)	(0.31)	(0.23)	(0.31)

Distributions to shareholders from return of capital	— (c)	—	—	—	—

Total distributions	(0.34)	(0.18)	(0.31)	(0.23)	(0.31)

Net asset value, end of year	$8.92	$8.54	$8.43	$7.36	$8.43

Total return(d)	8.49%	3.81%	18.86%	(10.06)%	14.80%

Net assets, end of year (in 000s)	$58,742	$99,006	$194,783	$260,987	$488,118

Ratio of net expenses to average net assets(e)	0.17%	0.17%	0.18%	0.17%	0.17%

Ratio of total expenses to average net assets(e)	0.38%	0.36%	0.27%	0.22%	0.22%

Ratio of net investment income to average net assets(b)	2.62%	2.19%	3.38%	2.62%	2.96%

Portfolio turnover rate(f)	33%	5%	6%	17%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.56	$8.44	$7.37	$8.43	$7.63

Net investment income(a)(b)	0.21	0.13	0.25	0.18	0.20

Net realized and unrealized gain (loss)	0.47	0.13	1.09	(1.05)	0.86

Total from investment operations	0.68	0.26	1.34	(0.87)	1.06

Distributions to shareholders from net investment income	(0.30)	(0.14)	(0.27)	(0.19)	(0.26)

Distributions to shareholders from return of capital	— (c)	—	—	—	—

Total distributions	(0.30)	(0.14)	(0.27)	(0.19)	(0.26)

Net asset value, end of year	$8.94	$8.56	$8.44	$7.37	$8.43

Total return(d)	7.94%	3.32%	18.25%	(10.41)%	14.06%

Net assets, end of year (in 000s)	$137	$128	$258	$243	$350

Ratio of net expenses to average net assets(e)	0.67%	0.67%	0.68%	0.67%	0.67%

Ratio of total expenses to average net assets(e)	0.88%	0.86%	0.78%	0.72%	0.72%

Ratio of net investment income to average net assets(b)	2.34%	1.62%	3.13%	2.20%	2.41%

Portfolio turnover rate(f)	33%	5%	6%	17%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Investor Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.53	$8.43	$7.36	$8.43	$7.62

Net investment income(a)(b)	0.23	0.16	0.27	0.20	0.22

Net realized and unrealized gain (loss)	0.49	0.11	1.10	(1.05)	0.88

Total from investment operations	0.72	0.27	1.37	(0.85)	1.10

Distributions to shareholders from net investment income	(0.33)	(0.17)	(0.30)	(0.22)	(0.29)

Distributions to shareholders from return of capital	— (c)	—	—	—	—

Total distributions	(0.33)	(0.17)	(0.30)	(0.22)	(0.29)

Net asset value, end of year	$8.92	$8.53	$8.43	$7.36	$8.43

Total return(d)	8.50%	3.55%	18.71%	(10.19)%	14.62%

Net assets, end of year (in 000s)	$15,372	$18,816	$22,706	$27,782	$46,011

Ratio of net expenses to average net assets(e)	0.29%	0.30%	0.32%	0.31%	0.32%

Ratio of total expenses to average net assets(e)	0.50%	0.50%	0.41%	0.36%	0.36%

Ratio of net investment income to average net assets(b)	2.62%	2.12%	3.39%	2.53%	2.74%

Portfolio turnover rate(f)	33%	5%	6%	17%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class R6 Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.55	$8.44	$7.36	$8.43	$7.63

Net investment income(a)(b)	0.25	0.14	0.29	0.23	0.25

Net realized and unrealized gain (loss)	0.47	0.15	1.10	(1.07)	0.86

Total from investment operations	0.72	0.29	1.39	(0.84)	1.11

Distributions to shareholders from net investment income	(0.34)	(0.18)	(0.31)	(0.23)	(0.31)

Distributions to shareholders from return of capital	— (c)	—	—	—	—

Total distributions	(0.34)	(0.18)	(0.31)	(0.23)	(0.31)

Net asset value, end of year	$8.93	$8.55	$8.44	$7.36	$8.43

Total return(d)	8.50%	3.79%	19.02%	(10.04)%	14.66%

Net assets, end of year (in 000s)	$812	$815	$45,956	$44,046	$40,326

Ratio of net expenses to average net assets(e)	0.16%	0.16%	0.17%	0.16%	0.16%

Ratio of total expenses to average net assets(e)	0.37%	0.33%	0.26%	0.22%	0.20%

Ratio of net investment income to average net assets(b)	2.76%	1.79%	3.59%	2.88%	3.09%

Portfolio turnover rate(f)	33%	5%	6%	17%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class R Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.53	$8.42	$7.35	$8.41	$7.61

Net investment income(a)(b)	0.19	0.12	0.23	0.17	0.19

Net realized and unrealized gain (loss)	0.48	0.12	1.09	(1.05)	0.86

Total from investment operations	0.67	0.24	1.32	(0.88)	1.05

Distributions to shareholders from net investment income	(0.28)	(0.13)	(0.25)	(0.18)	(0.25)

Distributions to shareholders from return of capital	— (c)	—	—	—	—

Total distributions	(0.28)	(0.13)	(0.25)	(0.18)	(0.25)

Net asset value, end of year	$8.92	$8.53	$8.42	$7.35	$8.41

Total return(d)	7.93%	3.09%	18.12%	(10.56)%	13.94%

Net assets, end of year (in 000s)	$554	$724	$1,140	$1,955	$2,645

Ratio of net expenses to average net assets(e)	0.79%	0.80%	0.81%	0.81%	0.82%

Ratio of total expenses to average net assets(e)	1.00%	0.99%	0.91%	0.86%	0.86%

Ratio of net investment income to average net assets(b)	2.08%	1.56%	2.88%	2.09%	2.33%

Portfolio turnover rate(f)	33%	5%	6%	17%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio
	Class P Shares
	Year Ended December 31,			Period Ended December 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$8.55	$8.44	$7.37	$8.37

Net investment income(b)(c)	0.25	0.18	0.30	0.20

Net realized and unrealized gain (loss)	0.47	0.11	1.08	(1.01)

Total from investment operations	0.72	0.29	1.38	(0.81)

Distributions to shareholders from net investment income	(0.34)	(0.18)	(0.31)	(0.19)

Distributions to shareholders from return of capital	— (d)	—	—	—

Total distributions	(0.34)	(0.18)	(0.31)	(0.19)

Net asset value, end of period	$8.93	$8.55	$8.44	$7.37

Total return(e)	8.49%	3.82%	18.85%	(9.76)%

Net assets, end of period (in 000s)	$3,111	$3,743	$3,722	$2,902

Ratio of net expenses to average net assets(f)	0.16%	0.16%	0.17%	0.16	%(g)

Ratio of total expenses to average net assets(f)	0.37%	0.36%	0.27%	0.22	%(g)

Ratio of net investment income to average net assets(c)	2.80%	2.31%	3.70%	3.51	%(g)

Portfolio turnover rate(h)	33%	5%	6%	17%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(f)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(g)	Annualized.
(h)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

December 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act.

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Portfolios	A, C, Institutional, Service, Investor, R6, R, P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter without considering or canvassing the universe of unaffiliated funds available, and may also invest in unaffiliated exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Portfolios and underlying funds (“Underlying Funds”) is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

69

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually
Growth Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share on the day of valuation. Because the Portfolios invest primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy— The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of December 31, 2021:

BALANCED STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$58,677,969	$—	$—

Equity	172,815,736	—	—

Exchange Traded Funds	114,796,820	—	—

Fixed Income	221,583,539	—	—

Investment Companies	34,000,024	—	—

Total	$601,874,088	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$151,134	$—

Futures Contracts(a)	821,685	—	—

Options Purchased	1,481,375	—	—

Total	$2,303,060	$151,134	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(178,030)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH AND INCOME STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$77,424,826	$—	$—

Equity	399,781,258	—	—

Exchange Traded Funds	309,410,989	—	—

Fixed Income	172,314,192	—	—

Investment Companies	42,000,030	—	—

Total	$1,000,931,295	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$267,438	$—

Futures Contracts(a)	1,134,535	—	—

Options Purchased	2,482,050	—	—

Total	$3,616,585	$267,438	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(314,834)	$—

GROWTH STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$40,693,825	$—	$—

Equity	480,111,051	—	—

Exchange Traded Funds	300,159,922	—	—

Fixed Income	68,059,358	—	—

Investment Companies	51,000,036	—	—

Total	$940,024,192	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$234,942	$—

Futures Contracts(a)	1,262,736	—	—

Options Purchased	2,726,188	—	—

Total	$3,988,924	$234,942	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(256,549)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

December 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SATELLITE STRATEGIES

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$78,809,382	$—	$—

Exchange Traded Funds	3,920,284	—	—

Fixed Income	43,235,455	—	—

Total	$125,965,121	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2021. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure.

Balance Strategy Portfolio
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Purchased options, at value	$1,642,185	(a)	—	$—
Equity	Variation margin on futures contracts; Purchased options, at value	660,875	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	151,134		Payable for unrealized loss on forward foreign currency exchange contracts.	(178,030)
Total		$2,454,194			$(178,030)

Growth and Income Strategy Portfolio
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Purchased options, at value	$2,783,095	(a)	—	$—
Equity	Variation margin on futures contracts	833,490	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	267,438		Payable for unrealized loss on forward foreign currency exchange contracts.	(314,834)
Total		$3,884,023			$(314,834)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2021 is reported within the Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

Growth Strategy Portfolio
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Purchased options, at value	$3,007,577	(a)	—	—
Equity	Variation margin on futures contracts	981,447	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	234,942		Payable for unrealized loss on forward foreign currency exchange contracts.	(256,549)
Total		$4,223,966			$(256,549)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2021 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Balanced Strategy Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain from futures contracts and purchased options /Net change in unrealized gain on futures contracts and purchased options	$(351,517)	$(930,796)
Equity	Net realized gain (loss) from futures contracts, written options and purchased options /Net change in unrealized gain on futures contracts and purchased options	7,119,651	(258,830)
Currency	Net realized gain from forward foreign currency exchange contracts /Net change in unrealized gain on forward foreign currency exchange contracts	2,071,132	341,276
Total		$8,839,266	$(848,350)

Growth and Income Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain from futures contracts and purchased options /Net change in unrealized gain on futures contracts and purchased options	$(359,859)	$(2,032,673)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain on futures contracts and purchased options	8,787,982	32,609
Currency	Net realized gain from forward foreign currency exchange contracts /Net change in unrealized gain on forward foreign currency exchange contracts	3,651,530	598,459
Total		$12,079,653	$(1,401,605)

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

Growth Strategy Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain from futures contracts and purchased options /Net change in unrealized gain on futures contracts and purchased options	$(246,733)	$(2,010,609)
Equity	Net realized gain (loss) from futures contracts and written options /Net change in unrealized gain on futures contracts	10,939,379	388,977
Currency	Net realized gain from forward foreign currency exchange contracts /Net change in unrealized gain on forward foreign currency exchange contracts	2,891,953	489,277
Total		$13,584,599	$(1,132,355)

For the fiscal year ended December 31, 2021, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)
	Futures Contracts	Forward Contacts	Purchased Options	Written Options
Balanced Strategy	302	$37,457,822	$1,164,792	5,324
Growth and Income Strategy	463	68,351,918	2,022,917	8,792
Growth Strategy	459	51,225,279	2,112,292	7,687

(a)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, or shares/units outstanding for purchased and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Portfolio held such derivatives during the fiscal year ended December 31, 2021.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Portfolio, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Portfolio, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Portfolio, as set forth below.

The Trust, on behalf of Service Shares of each applicable Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Portfolio, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2021, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Portfolio	Class A	Class C
Balanced Strategy	$11,020	$137
Growth and Income Strategy	11,973	793
Growth Strategy	13,481	699
Satellite Strategies	779	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Portfolio, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Portfolios, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Satellite Strategies Portfolio and 0.004% for each other Portfolio. These Other Expense limitations will remain in place through at least April 30, 2022 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Other Expense Reimbursements
Balanced Strategy	$315,531
Growth and Income Strategy	337,220
Growth Strategy	340,289
Satellite Strategies	294,055

G.  Line of Credit Facility — As of December 31, 2021, the Portfolios participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2021, the Portfolios did not have any borrowings under the facility. Prior to April 26, 2021 the facility was $700,000,000.

H.  Other Transactions with Affiliates — The Portfolios invest primarily in the Class R6 Shares of the Underlying Funds (except certain Underlying Funds that are ETFs). These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2021 (in thousands):

Balanced Strategy Portfolio
Underlying Funds	Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2021	Shares as of 12/31/2021	Dividend Income	Capital gains Distribution
Goldman Sachs Access Investment Grade Corporate Bond ETF	$54,505	$2,906	$—	$—	$(2,110)	$55,301	$1,022	$1,197	$—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	55,178	—	(8,484)	2,564	10,238	59,496	625	656	—
Goldman Sachs Alternative Premia Fund — Class R6	10,365	2,331	—	—	(228)	12,468	1,855	—	—
Goldman Sachs Core Fixed Income Fund — Class R6	17,438	329	—	—	(635)	17,132	1,573	329	—
Goldman Sachs Dynamic Global Equity Fund — Class R6	91,461	10,726	(15,250)	2,598	3,620	93,155	4,026	5,596	5133
Goldman Sachs Emerging Markets Debt Fund — Class R6	16,969	3,717	(5,750)	(128)	(1,080)	13,728	1,147	716	—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	24,135	3,183	(6,800)	1,192	(3,966)	17,744	1,825	382	2,801
Goldman Sachs Financial Square Government Fund — Institutional Shares	27,862	161,408	(155,270)	—	—	34,000	34,000	6	—
Goldman Sachs Global Income Fund — Class R6	144,088	22,460	—	—	(5,631)	160,917	12,671	1,844	515

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Balanced Strategy Portfolio (continued)

Underlying Funds	Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2021	Shares as of 12/31/2021	Dividend Income	Capital gains Distribution
Goldman Sachs Global Infrastructure Fund — Class R6	$9,319	$179	$—	$—	$1,364	$10,862	$808	$144	$34
Goldman Sachs Global Real Estate Securities Fund — Class R6	5,537	152	—	2	1,311	7,002	554	151	—
Goldman Sachs High Yield Floating Rate Fund — Class R6	6,144	217	—	—	53	6,414	685	217	—
Goldman Sachs High Yield Fund — Class R6	5,506	270	—	—	(52)	5,724	890	270	—
Goldman Sachs Inflation Protected Securities Fund — Class R6	—	5,892	—	—	(10)	5,882	502	64	—
Goldman Sachs International Equity Insights Fund — Class R6	26,386	6,230	(2,500)	383	1,051	31,550	2,191	840	791
Goldman Sachs International Small Cap Insights Fund — Class R6	12,824	410	(2,000)	184	1,085	12,503	904	410	—
Goldman Sachs Local Emerging Markets Debt Fund — Class R6	5,072	135	(4,500)	(433)	(160)	114	21	136	—
Goldman Sachs Managed Futures Strategy Fund — Class R6	16,009	1,165	—	—	(365)	16,809	1,648	197	967
Goldman Sachs Short Duration Bond Fund — Class R6	—	11,660	—	—	12	11,672	1,156	4	—
Goldman Sachs Tactical Tilt Overlay Fund — Class R6	27,119	598	—	—	1,684	29,401	2,866	596	—

Total	$555,917	$233,968	$(200,554)	$6,362	$6,181	$601,874		$13,755	$10,241

Growth and Income Strategy Portfolio
Underlying Funds	Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2021	Shares as of 12/31/2021	Dividend Income	Capital Gains Distribution
Goldman Sachs Access Investment Grade Corporate Bond ETF	$$88,640	$$4,982	$—	$—	$(3,434)	$90,188	1,667	$$1,949	$—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	191,211	—	(18,655)	5,973	40,694	219,223	2,304	2,403	—
Goldman Sachs Alternative Premia Fund — Class R6	8,522	4,971	—	—	(132)	13,361	1,988	—	—
Goldman Sachs Dynamic Global Equity Fund — Class R6	191,890	24,541	(17,000)	3,491	10,231	213,153	9,212	12,797	11,743

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio (continued)

Underlying Funds	Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2021	Shares as of 12/31/2021	Dividend Income	Capital Gains Distribution
Goldman Sachs Emerging Markets Debt Fund — Class R6	$31,955	$5,851	$(10,000)	$(502)	$(1,754)	$25,550	2,135	$1,351	$—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	53,314	8,119	(9,000)	1,903	(9,077)	45,259	4,656	976	7,144
Goldman Sachs Financial Square Government Fund — Institutional Shares	33,271	193,067	(184,338)	—	—	42,000	42,000	9	—
Goldman Sachs Global Income Fund — Class R6	86,318	10,947	—	—	(3,394)	93,871	7,391	1,124	324
Goldman Sachs Global Infrastructure Fund — Class R6	15,950	305	—	—	2,335	18,590	1,383	246	58
Goldman Sachs Global Real Estate Securities Fund — Class R6	8,919	244	—	3	2,113	11,279	893	243	—
Goldman Sachs High Yield Floating Rate Fund — Class R6	8,963	317	—	—	76	9,356	1,000	317	—
Goldman Sachs High Yield Fund — Class R6	9,595	471	—	—	(91)	9,975	1,551	470	—
Goldman Sachs Inflation Protected Securities Fund — Class R6	—	10,051	—	—	(17)	10,034	856	109	—
Goldman Sachs International Equity Insights Fund — Class R6	82,040	5,119	(7,000)	1,277	3,131	84,567	5,873	2,637	2481
Goldman Sachs International Small Cap Insights Fund — Class R6	23,828	883	—	—	2,222	26,933	1,947	883	—
Goldman Sachs Local Emerging Markets Debt Fund — Class R6	9,871	5,194	(10,000)	(1,059)	(390)	3,616	676	395	—
Goldman Sachs Managed Futures Strategy Fund — Class R6	23,155	1,687	—	—	(528)	24,314	2,384	285	1,401
Goldman Sachs Short Duration Bond Fund — Class R6	—	19,892	—	—	20	19,912	1,972	7	—
Goldman Sachs Tactical Tilt Overlay Fund — Class R6	36,666	807	—	—	2,277	39,750	3,874	807	—
Total	$904,108	$297,448	$(255,993)	$11,086	$44,282	$1,000,931		$27,008	$23,151

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2020	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2021	Shares as of 12/31/2021	Dividend Income	Capital Gains Distribution
Goldman Sachs Access Investment Grade Corporate Bond ETF	$9,622	$—	$—	$—	(368)	$9,254	171	$205	$—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	231,434	—	—	—	59,472	290,906	3,058	3,094	—
Goldman Sachs Dynamic Global Equity Fund — Class R6	201,458	26,806	(9,000)	1,178	12,379	232,821	10,061	13,978	12,827
Goldman Sachs Emerging Markets Debt Fund — Class R6	31,594	10,604	(10,000)	(243)	(2,119)	29,836	2,493	1,354	—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	62,408	22,671	(9,000)	538	(11,564)	65,053	6,693	1,402	10,269
Goldman Sachs Financial Square Government Fund — Institutional Shares	23,241	209,818	(182,059)	—	—	51,000	51,000	12	—
Goldman Sachs Global Infrastructure Fund — Class R6	15,288	292	—	—	2,238	17,818	1,326	236	55
Goldman Sachs Global Real Estate Securities Fund — Class R6	7,497	204	—	3	1,776	9,480	751	205	—
Goldman Sachs High Yield Fund — Class R6	7,720	2,395	—	—	(76)	10,039	1,561	395	—
Goldman Sachs Inflation Protected Securities Fund — Class R6	—	9,445	—	—	(16)	9,429	804	102	—
Goldman Sachs International Equity Insights Fund — Class R6	92,110	13,692	—	—	4,769	110,571	7,679	3,449	3,244
Goldman Sachs International Small Cap Insights Fund — Class R6	32,183	12,455	(3,500)	288	2,941	44,367	3,208	1,455	—
Goldman Sachs Local Emerging Markets Debt Fund — Class R6	8,846	237	(8,000)	(891)	(146)	46	9	237	—
Goldman Sachs Managed Futures Strategy Fund — Class R6	13,153	958	—	—	(300)	13,811	1,354	162	796
Goldman Sachs Short Duration Bond Fund — Class R6	—	18,691	—	—	19	18,710	1,852	7	—
Goldman Sachs Tactical Tilt Overlay Fund — Class R6	21,997	3,546	—	—	1,340	26,883	2,620	546	—
Total	$758,551	$331,814	$(221,559)	$873	$70,345	$940,024		$26,839	$27,191

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Satellite Strategies Portfolio
Underlying Funds	Market Value 12/31/2020	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2021	Shares as of 12/31/2021	Dividend Income	Capital Gain Distributions
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$7,688	$—	$(3,811)	$894	$(851)	$3,920	106	$118	$—
Goldman Sachs Emerging Markets Debt Fund — Class R6	29,062	837	(8,990)	951	(2,586)	19,274	1,610	837	—
Goldman Sachs Emerging Markets Equity Fund — Class R6	10,511	52	(5,350)	3,865	(3,654)	5,424	185	51	—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	7,381	3,817	(3,390)	324	(1,350)	6,782	698	146	1,071
Goldman Sachs Global Infrastructure Fund — Class R6	25,913	9,344	(13,810)	1,249	2,939	25,635	1,907	362	82
Goldman Sachs Global Real Estate Securities Fund — Class R6	31,230	175	(25,100)	483	1,469	8,257	654	174	—
Goldman Sachs High Yield Floating Rate Fund — Class R6	10,511	252	(4,515)	(76)	179	6,351	679	252	—
Goldman Sachs High Yield Fund — Class R6	20,458	430	(14,325)	1,627	(1,763)	6,427	1,000	430	—
Goldman Sachs Inflation Protected Securities Fund — Class R6	—	11,590	(1,755)	40	131	10,006	854	376	63
Goldman Sachs International Small Cap Insights Fund — Class R6	19,691	12,772	(8,425)	1,269	1,291	26,598	1,923	872	—
Goldman Sachs Local Emerging Markets Debt Fund — Class R6	9,315	81	(7,575)	(446)	(197)	1,178	220	82	—
Goldman Sachs MLP Energy Infrastructure Fund — Class R6	1,553	5,927	(2,670)	(424)	1,727	6,113	251	329	—
Total	$173,313	$45,277	$(99,716)	$9,756	$(2,665)	$125,965		$4,029	$1,216

*	Includes reinvestment of distributions.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2021, were:

Portfolio	Purchases	Sales
Balanced Strategy	$74,207,210	$45,933,859
Growth and Income Strategy	107,226,274	72,715,466
Growth Strategy	124,968,127	40,489,388
Satellite Strategy	45,465,485	99,716,159

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Distribution paid from:
Ordinary income	$21,056,715	$39,538,347	$39,671,545	$4,144,469
Net long-term capital gains	14,690,462	25,365,016	18,657,559	—
Total taxable distributions	$35,747,177	$64,903,363	$58,329,104	$4,144,469
Return of Capital	—	—	—	594,407

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Distribution paid from:
Ordinary income	$11,834,746	$18,028,476	$12,985,654	$4,037,967
Net long-term capital gains	—	12,123,945	11,146,586	—
Total taxable distributions	$11,834,746	$30,152,421	$24,132,240	$4,037,967

As of December 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Undistributed long-term capital gains	$6,350,525	$13,169,384	$12,587,580	$—
Capital loss carryforwards(1)
Perpetual Long-Term	—	—	—	(18,474,678)
Timing differences (Straddle Loss Deferral)	(599)	(1,058)	(947)	—
Unrealized gains (losses) — net	53,901,695	161,090,319	199,634,830	25,303,141
Total accumulated earnings (losses) net	$60,251,621	$174,258,645	$212,221,463	$6,828,463

(1)	The Satellite Strategies Portfolio utilized $9,642,743 of capital losses.

As of December 31, 2021, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Tax Cost	$550,255,415	$843,410,866	$744,357,453	$100,661,981
Gross unrealized gain	60,324,879	168,601,496	201,252,003	25,336,144
Gross unrealized loss	(6,423,184)	(7,511,177)	(1,617,173)	(33,003)
Net unrealized gains (losses)	$53,901,695	$161,090,319	$199,634,830	$25,303,141

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, options contracts, and foreign currency contracts.

The Satellite Strategies Fund reclassified $2,833 from paid-in capital to distributable earnings for the year ending December 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from taxable overdistributions.

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Notes to Financial Statements (continued)

December 31, 2021

7. TAX INFORMATION (continued)

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Portfolio’s investments in dividend-paying securities could cause a Portfolio to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Portfolio to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Portfolio or an Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of the Portfolios may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Portfolios’ investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolios are subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Portfolios have a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or

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8. OTHER RISKS (continued)

an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or the Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Portfolio or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio or Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio or Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Portfolio or Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Portfolio investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Portfolio’s or Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Portfolio and an Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of securities in which a Portfolio and/or an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Portfolio and/or an Underlying Fund and their investments. Additionally, a Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2021

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	882,441	$11,568,762	806,106	$9,371,853
Reinvestment of distributions	479,560	6,211,490	161,208	1,956,189
Shares redeemed	(1,191,360)	(15,594,930)	(1,388,358)	(16,050,087)
	170,641	2,185,322	(421,044)	(4,722,045)
Class C Shares
Shares sold	62,236	819,411	152,765	1,760,807
Reinvestment of distributions	27,446	355,496	8,805	109,881
Shares redeemed	(325,028)	(4,238,947)	(346,972)	(4,036,182)
	(235,346)	(3,064,040)	(185,402)	(2,165,494)
Institutional Shares
Shares sold	9,610,152	126,204,107	9,619,191	115,945,581
Reinvestment of distributions	1,892,322	24,498,342	692,210	8,350,848
Shares redeemed	(9,012,460)	(117,833,634)	(9,699,923)	(114,183,314)
	2,490,014	32,868,815	611,478	10,113,115
Service Shares
Shares sold	61	804	209	2,470
Shares redeemed	(3,118)	(40,495)	(12,403)	(151,463)
	(3,057)	(39,691)	(12,194)	(148,993)
Investor Shares
Shares sold	92,915	1,228,623	373,809	4,570,701
Reinvestment of distributions	26,313	339,317	10,916	133,619
Shares redeemed	(297,322)	(3,792,091)	(96,997)	(1,089,565)
	(178,094)	(2,224,151)	287,728	3,614,755
Class R6 Shares
Shares sold	7,652	100,736	10,357	121,259
Reinvestment of distributions	1,212	15,707	853	10,015
Shares redeemed	(101,913)	(1,327,087)	(48,256)	(581,682)
	(93,049)	(1,210,644)	(37,046)	(450,408)
Class R Shares
Shares sold	81,994	1,080,919	108,195	1,269,012
Reinvestment of distributions	46,496	599,113	13,214	159,999
Shares redeemed	(29,032)	(380,994)	(254,775)	(3,003,397)
	99,458	1,299,038	(133,366)	(1,574,386)
Class P Shares
Shares sold	1,117,076	14,500,761	424,684	4,981,602
Reinvestment of distributions	251,253	3,256,498	76,524	922,139
Shares redeemed	(497,659)	(6,581,706)	(831,434)	(9,255,219)
	870,670	11,175,553	(330,226)	(3,351,478)

NET INCREASE (DECREASE)	3,121,237	$40,990,202	(220,072)	$1,315,066

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2021

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth and Income Strategy Portfolio

	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	924,031	$15,131,597	1,001,133	$14,063,210
Reinvestment of distributions	1,052,123	17,367,488	568,375	8,516,207
Shares redeemed	(2,689,504)	(44,400,979)	(2,729,843)	(38,118,863)
	(713,350)	(11,901,894)	(1,160,335)	(15,539,446)
Class C Shares
Shares sold	88,439	1,416,143	88,895	1,236,549
Reinvestment of distributions	37,387	599,913	23,505	349,075
Shares redeemed	(377,363)	(5,986,984)	(592,480)	(8,007,231)
	(251,537)	(3,970,928)	(480,080)	(6,421,607)
Institutional Shares
Shares sold	6,433,958	107,492,095	5,182,916	76,541,111
Reinvestment of distributions	1,654,960	27,399,204	816,050	12,170,985
Shares redeemed	(4,476,473)	(73,927,656)	(8,571,487)	(120,264,037)
	3,612,445	60,963,643	(2,572,521)	(31,551,941)
Service Shares
Shares sold	21,432	351,503	4,849	69,559
Reinvestment of distributions	1,259	20,718	875	13,109
Shares redeemed	(26,139)	(426,688)	(38,494)	(554,592)
	(3,448)	(54,467)	(32,770)	(471,924)
Investor Shares
Shares sold	114,316	1,896,250	64,633	909,258
Reinvestment of distributions	35,253	578,890	17,938	265,906
Shares redeemed	(117,292)	(1,940,176)	(104,836)	(1,448,110)
	32,277	534,964	(22,265)	(272,946)
Class R6 Shares
Shares sold	48,558	797,639	28,686	413,366
Reinvestment of distributions	3,537	58,551	1,615	23,957
Shares redeemed	(297,620)	(4,953,119)	(169,079)	(2,390,358)
	(245,525)	(4,096,929)	(138,778)	(1,953,035)
Class R Shares
Shares sold	34,402	560,370	50,504	698,780
Reinvestment of distributions	20,504	335,400	10,189	152,171
Shares redeemed	(52,998)	(875,316)	(70,861)	(969,139)
	1,908	20,454	(10,168)	(118,188)
Class P Shares
Shares sold	1,738,325	28,537,604	1,164,270	16,936,910
Reinvestment of distributions	1,028,942	17,029,160	524,524	7,826,935
Shares redeemed	(1,613,715)	(26,698,623)	(1,844,068)	(26,151,627)
	1,153,552	18,868,141	(155,274)	(1,387,782)

NET INCREASE (DECREASE)	3,586,322	$60,362,984	(4,572,191)	$(57,716,869)

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Strategy Portfolio

	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,215,844	$23,918,249	952,811	$14,899,877
Reinvestment of distributions	1,075,018	21,305,550	562,692	9,975,598
Shares redeemed	(2,313,832)	(45,295,447)	(2,659,217)	(41,661,077)
	(22,970)	(71,648)	(1,143,714)	(16,785,602)
Class C Shares
Shares sold	178,476	3,503,010	115,961	1,857,819
Reinvestment of distributions	47,782	968,121	27,434	492,028
Shares redeemed	(500,803)	(9,817,915)	(688,823)	(10,860,045)
	(274,545)	(5,346,784)	(545,428)	(8,510,198)
Institutional Shares
Shares sold	6,151,190	117,824,612	3,336,916	56,246,806
Reinvestment of distributions	761,391	15,081,997	288,202	5,118,577
Shares redeemed	(3,666,804)	(70,356,702)	(3,273,219)	(52,266,823)
	3,245,777	62,549,907	351,899	9,098,560
Service Shares
Shares sold	12,046	235,463	15,123	236,070
Reinvestment of distributions	2,007	39,645	882	15,576
Shares redeemed	(9,640)	(189,476)	(37,528)	(619,839)
	4,413	85,632	(21,523)	(368,193)
Investor Shares
Shares sold	397,717	7,801,529	93,099	1,429,337
Reinvestment of distributions	44,692	871,358	13,445	234,991
Shares redeemed	(123,241)	(2,397,561)	(160,653)	(2,517,024)
	319,168	6,275,326	(54,109)	(852,696)
Class R6 Shares
Shares sold	78,715	1,563,410	256,374	3,405,418
Reinvestment of distributions	18,814	372,814	9,131	162,156
Shares redeemed	(158,395)	(3,112,316)	(352,598)	(5,980,284)
	(60,866)	(1,176,092)	(87,093)	(2,412,710)
Class R Shares
Shares sold	49,910	956,362	71,249	1,119,560
Reinvestment of distributions	23,958	459,935	10,567	181,648
Shares redeemed	(30,109)	(559,716)	(122,574)	(1,872,096)
	43,759	856,581	(40,758)	(570,888)
Class P Shares
Shares sold	2,171,043	42,528,603	1,225,584	19,950,156
Reinvestment of distributions	873,749	17,316,359	394,137	7,003,021
Shares redeemed	(544,784)	(10,598,265)	(1,357,109)	(20,758,491)
	2,500,008	49,246,697	262,612	6,194,686

NET INCREASE (DECREASE)	5,754,744	$112,419,619	(1,278,114)	$(14,207,041)

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Notes to Financial Statements (continued)

December 31, 2021

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Satellite Strategies Portfolio

	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	523,296	$4,647,666	1,145,188	$8,749,162
Reinvestment of distributions	157,690	1,409,842	102,102	753,943
Shares redeemed	(936,839)	(8,394,866)	(1,394,131)	(10,704,125)
	(255,853)	(2,337,358)	(146,841)	(1,201,020)
Class C Shares
Shares sold	16,649	152,803	18,345	139,519
Reinvestment of distributions	5,866	52,532	12,367	88,754
Shares redeemed	(451,497)	(3,988,734)	(1,283,127)	(9,821,116)
	(428,982)	(3,783,399)	(1,252,415)	(9,592,843)
Institutional Shares
Shares sold	568,524	5,060,671	1,571,612	12,311,549
Reinvestment of distributions	238,157	2,121,044	307,906	2,265,956
Shares redeemed	(5,819,509)	(51,168,764)	(13,388,305)	(106,106,332)
	(5,012,828)	(43,987,049)	(11,508,787)	(91,528,827)
Service Shares
Shares sold	253	2,279	484	3,780
Reinvestment of distributions	295	2,637	293	2,112
Shares redeemed	(165)	(1,493)	(16,356)	(128,273)
	383	3,423	(15,579)	(122,381)
Investor Shares
Shares sold	233,017	2,094,224	378,548	2,930,215
Reinvestment of distributions	65,648	584,732	55,617	410,262
Shares redeemed	(779,692)	(6,936,508)	(923,864)	(6,801,591)
	(481,027)	(4,257,552)	(489,699)	(3,461,114)
Class R6 Shares
Shares sold	25,403	223,151	61,994	475,643
Reinvestment of distributions	3,433	30,651	7,453	54,297
Shares redeemed	(33,260)	(295,954)	(5,421,875)	(45,667,982)
	(4,424)	(42,152)	(5,352,428)	(45,138,042)
Class R Shares
Shares sold	5,524	49,585	13,336	96,817
Reinvestment of distributions	1,997	17,802	1,423	10,468
Shares redeemed	(30,318)	(268,324)	(65,276)	(527,686)
	(22,797)	(200,937)	(50,517)	(420,401)
Class P Shares
Shares sold	19,473	166,886	41,176	315,000
Reinvestment of distributions	13,058	116,632	10,376	77,222
Shares redeemed	(122,297)	(1,066,225)	(54,624)	(448,609)
	(89,766)	(782,707)	(3,072)	(56,387)

NET DECREASE	(6,295,294)	$(55,387,731)	(18,819,338)	$(151,521,015)

90

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio (four of the Portfolios constituting Goldman Sachs Trust, referred to hereafter as the “Portfolios”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2021, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

March 1, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended December 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Portfolio expenses.

The Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Growth and Income Strategy Portfolio				Growth Strategy Portfolio				Satellite Strategies Portfolio
Share Class	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/21*	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/21*	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/21*	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/21*
Class A
Actual	$1,000.00	$1,020.30		$2.85	$1,000.00	$1,033.70		$2.87	$1,000.00	$1,043.50		$2.88	$1,000.00	$1,000.80		$2.77
Hypothetical 5% return	1,000.00	1,022.38	+	2.85	1,000.00	1,022.38	+	2.85	1,000.00	1,022.38	+	2.85	1,000.00	1,022.38	+	2.80
Class C
Actual	1,000.00	1,016.50		6.66	1,000.00	1,029.60		6.70	1,000.00	1,039.50		6.73	1,000.00	996.60		6.54
Hypothetical 5% return	1,000.00	1,018.60	+	6.67	1,000.00	1,018.60	+	6.67	1,000.00	1,018.60	+	6.67	1,000.00	1,018.65	+	6.61
Institutional
Actual	1,000.00	1,021.60		0.97	1,000.00	1,035.00		0.97	1,000.00	1,045.10		0.98	1,000.00	1,002.80		0.91
Hypothetical 5% return	1,000.00	1,024.25	+	0.97	1,000.00	1,024.25	+	0.97	1,000.00	1,024.25	+	0.97	1,000.00	1,024.30	+	0.92
Service
Actual	1,000.00	1,019.40		3.51	1,000.00	1,032.60		3.54	1,000.00	1,043.00		3.55	1,000.00	1,000.20		3.38
Hypothetical 5% return	1,000.00	1,021.73	+	3.52	1,000.00	1,021.73	+	3.52	1,000.00	1,021.73	+	3.52	1,000.00	1,021.73	+	3.41
Investor
Actual	1,000.00	1,021.00		1.58	1,000.00	1,034.70		1.59	1,000.00	1,044.60		1.60	1,000.00	1,002.20		1.51
Hypothetical 5% return	1,000.00	1,023.64	+	1.58	1,000.00	1,023.64	+	1.58	1,000.00	1,023.64	+	1.58	1,000.00	1,023.69	+	1.53
Class R6
Actual	1,000.00	1,022.10		0.92	1,000.00	1,035.40		0.97	1,000.00	1,045.60		0.93	1,000.00	1,001.80		0.86
Hypothetical 5% return	1,000.00	1,024.30	+	0.92	1,000.00	1,024.25	+	0.97	1,000.00	1,024.30	+	0.92	1,000.00	1,024.35	+	0.87
Class R
Actual	1,000.00	1,019.20		4.12	1,000.00	1,032.10		4.15	1,000.00	1,042.40		4.17	1,000.00	999.50		4.03
Hypothetical 5% return	1,000.00	1,021.12	+	4.13	1,000.00	1,021.12	+	4.13	1,000.00	1,021.12	+	4.13	1,000.00	1,021.12	+	4.08
Class P
Actual	1,000.00	1,022.40		0.92	1,000.00	1,035.10		0.92	1,000.00	1,045.70		0.93	1,000.00	1,001.80		0.86
Hypothetical 5% return	1,000.00	1,024.30	+	0.92	1,000.00	1,024.30	+	0.92	1,000.00	1,024.30	+	0.92	1,000.00	1,024.30	+	0.87

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Portfolios	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Balanced Strategy	0.56%	1.31%	0.19%	0.69%	0.31%	0.18%	0.81%	0.18%
Growth and Income Strategy	0.56	1.31	0.19	0.69	0.31	0.19	0.81	0.18
Growth Strategy	0.56	1.31	0.19	0.69	0.31	0.18	0.81	0.18
Satellite Strategies	0.55	1.30	0.18	0.67	0.30	0.17	0.80	0.17

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007- 2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform) (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014- 2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019- January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021–September 2021); and Managing Director (2013–2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued) Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018- Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (26 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

94

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued) Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II, Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017));

Goldman Sachs ETF Trust II, Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

95

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Goldman Sachs Fund of Funds Portfolios — Tax Information (unaudited)

For the year ended December 31, 2021, 11.85%, 16.71%, 19.43% and 12.13% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the 2021 tax year, each Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios from sources within foreign countries and possessions of the United States was $0.0611, $0.1189, $0.1942, and $0.0679 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios during the year from foreign sources was 13.54%, 18.16%, 22.36%, and 19.75%, respectively. The total amount of taxes paid by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios to such countries was $0.0082, $0.0159, $0.0271, and $0.0101 per share, respectively.

For the year ended December 31, 2021, 17.95%, 25.19%, 30.74%, and 39.83% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, Balanced Strategy, Growth and Income Strategy, and Growth Strategy designate $14,690,462, $25,365,016, and $18,657,559 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2021.

During the year ended December 31, 2021, Balanced Strategy, Growth and Income Strategy, and Growth Strategy designate $4,066,148, $5,185,216, and $5,462,524 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

96

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.21 trillion in assets under supervision as of December 31, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Diversification does not protect an investor from market risk and does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Portfolios will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2021 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 268341-OTU-1564471FFAR-22

Goldman Sachs Funds

Annual Report	December 31, 2021

Alternative Funds I
Managed Futures Strategy

Goldman Sachs Alternative Funds I

∎	MANAGED FUTURES STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

In July 2021, the Board of Trustees of Goldman Sachs Trust approved a change to the Fund’s benchmark index from the ICE Bank of America Merrill Lynch U.S. Dollar One-Month LIBOR Constant Maturity Index to the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index. This change became effective July 29, 2021. Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 4.64%, 3.71%, 4.99%, 4.83%, 5.00%, 4.33% and 4.98%, respectively. These returns compare to the 0.05% average annual total return of the Fund’s benchmark, the ICE® BofAML® Three-Month U.S. Treasury Bill Index (“the Index”), during the same time period. The Fund’s former benchmark, the ICE® BofAML® U.S. Dollar One-Month LIBOR Constant Maturity Index returned 0.10% during the Reporting Period.

We note that the Fund’s benchmark being the Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

During the Reporting Period, the Fund generated solid positive performance. Exposures to developed markets equities and commodities contributed the most to the Fund’s performance. Conversely, exposures to developed markets currencies and developed markets fixed income securities detracted the most.

More specifically, positioning in developed markets equities was the largest positive contributor to returns during the Reporting Period, with 16 of the 18 regions in which the Fund invests adding value. U.S. equities were the best contributor by geography. The Fund ended the Reporting Period with net long positions in developed markets equities. In terms of commodities, positioning in coffee was the largest contributor. The Fund was long coffee and net long commodities at the end of the Reporting Period.

Conversely, the New Zealand dollar detracted the most during the Reporting Period. The Fund was short the New Zealand dollar and short developed markets currencies overall at the end of the Reporting Period. Within developed markets fixed income, European bonds were the biggest detractor during the Reporting Period. The Fund was short European bonds and short developed markets fixed income overall at the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in equity index futures, forward foreign currency

1

PORTFOLIO RESULTS

exchange contracts and currency forwards to achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps, Treasury futures and currency forwards to achieve exposure to fixed income. We used commodity futures as a means of expressing momentum/trend views on various commodity assets. The use of futures had a positive impact on Fund performance, while the use of the other instruments had a neutral to negative impact during the Reporting Period. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized positive absolute returns during the Reporting Period.

Q	What positioning changes did you make within the Fund during the Reporting Period?

A	Relative to the Fund’s positioning at the start of the Reporting Period, the Fund increased its long positioning in developed markets equities and decreased its long positioning in emerging markets equities. The Fund’s positioning in developed markets fixed income and emerging markets fixed income both shifted from long to short. Among currencies, the Fund’s positioning in developed markets currencies and emerging markets currencies both shifted from long to short. We decreased the Fund’s long positions in commodities during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was positioned long developed markets equities, emerging markets equities and commodities. The Fund was positioned short developed markets fixed income, emerging markets fixed income, developed markets currencies and emerging markets currencies at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	Going into 2022, we intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model.

Going forward, the Fund seeks to maintain economic exposure to commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked notes. The Subsidiary primarily obtains its commodity exposure investing in futures and swaps instruments. The Subsidiary may also hold bonds or other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions.

We continue to believe that the Fund’s trend-following strategy is important because it attempts to adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to manage risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

2

FUND BASICS

Managed Futures Strategy Fund

as of December 31, 2021

FUND COMPOSITION[1]

[1]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

3

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Performance Summary

December 31, 2021

The following graph shows the value as of December 31, 2021, of a $1,000,000 investment made on February 29, 2012 (commencement of operations) in Investor Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofA 3 Month U.S. Treasury Bill Index (“3 Month T-Bill Index”), and the Fund’s former benchmark, the ICE BofAML USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Managed Futures Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from February 29, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	4.64%	2.65%	1.95%
Including sales charges	-1.12%	1.49%	1.37%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	3.71%	1.85%	1.17%
Including contingent deferred sales charges	2.63%	1.85%	1.17%

Institutional (Commenced February 29, 2012)	4.99%	3.03%	2.34%

Investor (Commenced February 29, 2012)	4.83%	2.89%	2.20%

Class R6 (Commenced April 30, 2018)	5.00%	N/A	3.84%

Class R (Commenced February 29, 2012)	4.33%	2.40%	1.69%

Class P (Commenced April 17, 2018)	4.98%	N/A	3.21%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

4

FUND BASICS

Index Definitions

The ICE BofAML USD LIBOR One-Month Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

ICE BofAML Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

5

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2021

Shares	Dividend Rate	Value

Investment Company – 67.5%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
186,867,060	0.026%	$186,867,060
(Cost $186,867,060)

TOTAL INVESTMENTS – 67.5%
(Cost $186,867,060)		$186,867,060

OTHER ASSETS IN EXCESS OF LIABILITIES – 32.5%		89,808,815

NET ASSETS – 100.0%		$276,675,875

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
BUBOR	—Budapest Interbank Offered Rate
EURIBOR	—Euro Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
LIBOR	—London Interbank Offered Rate
PRIBOR	—Prague Interbank Offered Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Foriant
IDR	— Indonesian Rupiah
IDR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Sweedish Krona
USD	— United States Dollar
ZAR	— South African Rand

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Amsterdam Exchange Index	23	01/21/22	$4,103,129	$45,978
Brent Crude Oil	14	01/31/22	1,041,208	49,952
CAC 40 10 Euro Index	63	01/21/22	4,978,491	100,036
Coffee “C”	25	03/21/22	1,927,579	188,827
Corn	68	03/14/22	1,929,664	85,686
Cotton No. 2	52	03/09/22	2,927,569	31
E-Mini Dow	31	03/18/22	5,523,637	91,393
EURO STOXX 50 Index	119	03/18/22	5,610,340	146,605
Feeder Cattle	19	03/31/22	1,589,935	25,065
FTSE 100 Index	72	03/18/22	6,821,813	146,656
FTSE China A50 Index	66	01/27/22	1,056,304	(20,170)
FTSE Taiwan Index Equity Index	87	01/25/22	5,480,535	99,645
FTSE/JSE Top 40 Index	216	03/17/22	8,900,825	136,228
FTSE/MIB Index	76	03/18/22	11,409,627	274,719
German Stock Index	3	03/18/22	1,338,024	9,833
Hard Red Winter Wheat	37	03/14/22	1,463,384	17,541
HSCEI	6	01/28/22	892,140	10,028
IBEX 35 Index	32	01/21/22	3,058,316	82,899

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Lean Hogs	4	02/14/22	$127,467	$2,613
Live Cattle	33	02/28/22	1,836,774	6,606
LME Aluminum Base Metal	15	02/16/22	982,171	69,704
LME Copper Base Metal	14	02/14/22	3,363,368	45,457
LME Copper Base Metal	14	01/17/22	3,304,668	106,957
LME Lead Base Metal	67	01/17/22	3,969,494	(70,513)
LME Lead Base Metal	43	02/14/22	2,388,782	104,680
LME Nickel Base Metal	26	02/14/22	3,127,298	122,728
LME Nickel Base Metal	26	01/17/22	3,013,112	243,154
LME Primary Aluminium	44	01/17/22	2,789,186	294,114
LME Zinc Base Metal	42	02/16/22	3,382,179	358,446
LME Zinc Base Metal	42	01/19/22	3,356,417	402,583
Low Sulphur Gasoil	17	02/10/22	1,088,884	43,316
Mini VSTOXX®Index	1,077	01/19/22	2,947,662	(449,103)
NASDAQ 100 E-Mini Index	13	03/18/22	4,262,555	(19,160)
Natural Gas	16	01/27/22	586,609	15,951
Nikkei 225 Index	11	03/10/22	2,707,503	93,010
NY Harbor USLD	13	01/31/22	1,205,986	65,266
OMXS30 Index	387	01/21/22	9,879,894	377,134
RBOB Gasoline	14	01/31/22	1,223,091	83,386
S&P 500 E-Mini Index	217	03/18/22	50,312,219	1,317,506
S&P/TSX 60 Index	43	03/17/22	8,446,286	145,872
SET50 Index	610	03/30/22	3,528,793	59,445
SPI 200 Index	116	03/17/22	15,065,249	186,808
Sugar No. 11	105	02/28/22	2,329,670	(109,382)
TurkDEX ISE 30	4,422	02/28/22	8,445,196	(413,426)
Wheat	40	03/14/22	1,575,414	(34,914)
WTI Crude Oil	14	01/20/22	997,819	58,201

Total				$4,597,391
Short position contracts:
100 oz Gold	(13)	02/24/22	(2,309,690)	(69,700)
CBOE Volatality Index	(90)	01/19/22	(2,128,749)	358,045
CME E-mini Russell 2000 Index	(82)	03/18/22	(9,294,138)	98,658
Hang Seng Index	(107)	01/28/22	(5,647,634)	(23,981)
KOSPI 200 Index	(33)	03/10/22	(2,691,835)	(62,822)
LME Copper Base Metal	(14)	01/17/22	(3,369,757)	(41,868)
LME Lead Base Metal	(6)	02/14/22	(346,631)	(1,294)
LME Lead Base Metal	(67)	01/17/22	(3,764,181)	(134,800)
LME Nickel Base Metal	(26)	01/17/22	(3,140,872)	(115,394)
LME Primary Aluminium	(44)	01/17/22	(2,864,989)	(218,311)
LME Zinc Base Metal	(42)	01/19/22	(3,388,221)	(370,779)
LME Zinc Base Metal	(5)	02/16/22	(416,235)	(29,078)
MSCI EAFE E-Mini Index	(184)	03/18/22	(11,290,963)	9,003
SGX MB Iron Ore CFR China (65% Fe Fines) Index	(81)	03/18/22	(9,200,084)	(203,206)
Silver	(22)	03/29/22	(2,478,417)	(86,783)
Soybean	(15)	03/14/22	(949,828)	(54,985)
TOPIX Index	(18)	03/10/22	(3,120,007)	(32,203)

Total				$(979,498)

Total Futures Contracts				$3,617,893

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley and Co.	NOK	107,900,000	USD	11,932,063	3/16/2022	$303,591
	CZK	4,865,000	USD	215,607	3/16/2022	5,502
	INR	1,186,000,000	USD	15,661,935	3/16/2022	117,829
	NOK	23,400,000	USD	2,584,195	3/16/2022	69,320
	SEK	63,300,000	USD	6,969,943	3/16/2022	39,426
	USD	7,973,704	COP	32,142,000,000	3/16/2022	132,759
	USD	933,500	COP	3,740,000,000	3/16/2022	21,138
	USD	11,910,912	HUF	3,841,648,000	3/16/2022	158,255
	GBP	9,118,000	USD	12,063,998	3/16/2022	273,696
	USD	16,898,285	KRW	20,100,000,000	3/16/2022	24,677
	PLN	6,060,000	USD	1,473,218	3/16/2022	22,596
	CHF	17,000	USD	18,562	3/16/2022	130
	BRL	34,340,000	USD	6,086,699	1/4/2022	75,475
	CAD	49,000	USD	38,291	3/16/2022	439
	CHF	3,816,000	USD	4,150,891	3/16/2022	44,963
	EUR	773,000	USD	875,043	3/16/2022	6,341
	GBP	756,000	USD	1,002,421	3/16/2022	20,533
	PLN	787,000	USD	191,650	3/16/2022	2,608
	SEK	27,345,000	USD	2,996,802	3/16/2022	31,179
	EUR	9,272,000	USD	10,526,631	3/16/2022	45,410
	GBP	22,000	USD	29,139	3/16/2022	629
	IDR	232,020,000,000	USD	16,003,587	3/16/2022	181,200
	ZAR	3,535,000	USD	217,443	3/16/2022	2,115
	AUD	555,000	USD	398,913	3/16/2022	4,953
	CZK	4,263,000	USD	188,541	3/16/2022	5,208
	EUR	1,305,000	USD	1,482,172	3/16/2022	5,804
	GBP	665,000	USD	887,230	3/16/2022	12,591
	USD	7,328,913	CLP	6,190,000,000	3/16/2022	144,514
	USD	20,501,304	JPY	2,314,949,000	3/16/2022	364,134
	EUR	1,682,000	USD	1,912,587	3/16/2022	5,249
	CAD	142,000	USD	111,157	3/16/2022	1,083
	EUR	428,000	USD	487,015	3/16/2022	995
	GBP	2,554,000	USD	3,410,147	3/16/2022	45,707
	MXN	5,088,000	USD	237,126	3/16/2022	8,187
	SEK	5,300,000	SEK	585,710	3/16/2022	1,172
	USD	17,695,178	SEK	159,364,600	3/16/2022	48,334
	AUD	13,340,000	USD	9,559,257	3/16/2022	148,079
	EUR	1,076,000	USD	1,218,597	3/16/2022	8,271
	USD	4,907,595	RUB	371,000,000	3/16/2022	26,327
	USD	6,070,491	ZAR	97,042,000	3/16/2022	43,234

TOTAL						$2,453,653

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley and Co.	USD	3,423,629	EUR	3,020,000	3/16/2022	$(19,810)
	USD	4,437,105	GBP	3,350,000	3/16/2022	(95,827)

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley and Co. (continued)	JPY	1,188,000,000	USD	10,525,486	3/16/2022	$(191,367)
	USD	2,455,959	NZD	3,640,000	3/16/2022	(34,151)
	CAD	2,448,000	USD	1,935,860	3/16/2022	(902)
	USD	1,038,934	MXN	22,500,000	3/16/2022	(45,882)
	USD	13,859,674	PLN	56,816,000	3/16/2022	(164,440)
	USD	4,192,894	GBP	3,169,000	3/16/2022	(95,124)
	RUB	925,500,000	USD	12,178,032	3/16/2022	(1,176)
	COP	3,652,000,000	USD	914,811	3/16/2022	(23,917)
	USD	13,198,393	CZK	298,148,000	3/16/2022	(352,117)
	USD	5,052,143	CHF	4,627,000	3/16/2022	(35,440)
	USD	6,749,215	INR	517,000,000	3/16/2022	(129,484)
	USD	6,045,232	BRL	34,340,000	1/4/2022	(116,943)
	USD	6,044,700	BRL	34,340,000	2/2/2022	(74,147)
	USD	3,819,249	CHF	3,511,000	3/16/2022	(41,245)
	USD	1,568,964	EUR	1,386,000	3/16/2022	(11,369)
	USD	164,418	GBP	124,000	3/16/2022	(3,368)
	SEK	1,127,000	USD	125,112	3/16/2022	(316)
	USD	326,745	CHF	300,000	3/16/2022	(3,118)
	USD	12,517,972	EUR	11,026,000	3/16/2022	(54,000)
	USD	133,775	GBP	101,000	3/16/2022	(2,890)
	USD	5,949,806	AUD	8,340,000	3/16/2022	(119,098)
	USD	6,069,898	GBP	4,591,000	3/16/2022	(142,248)
	HUF	204,570,000	USD	633,629	3/16/2022	(7,794)
	JPY	1,004,276,000	USD	8,853,972	3/16/2022	(118,023)
	USD	8,710,328	NZD	12,920,000	3/16/2022	(128,193)
	USD	8,998,791	CAD	11,457,000	3/16/2022	(57,097)
	USD	3,298,503	MXN	71,074,000	3/16/2022	(128,262)
	USD	1,178,502	ZAR	19,180,000	3/16/2022	(12,764)
	USD	52,613,191	EUR	46,270,000	3/16/2022	(144,397)
	USD	7,661,096	CAD	9,820,000	3/16/2022	(100,869)
	USD	867,069	EUR	762,000	3/16/2022	(1,772)
	USD	9,723,391	GBP	7,282,250	3/16/2022	(130,324)
	USD	5,122,742	NOK	47,100,000	3/16/2022	(218,307)
	NZD	3,400,000	USD	2,327,096	3/16/2022	(1,169)
	USD	1,314,458	SEK	11,962,000	3/16/2022	(10,124)
	USD	986,022	AUD	1,376,000	3/16/2022	(15,274)
	USD	952,130	CZK	21,600,000	3/16/2022	(29,567)
	USD	161,951	EUR	143,000	3/16/2022	(1,099)
	USD	956,862	PLN	3,960,000	3/16/2022	(20,600)

TOTAL						$(2,884,014)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS—At December 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)(a)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 Month BBR(b)	0.750%	03/16/2023	AUD	234,480	$(278,003)	$(396,853)	$118,850
3 Month BA(c)	1.500	03/16/2023	CAD	227,050	(280,153)	(101,153)	(179,000)
0.000%(d)	1 Day SOFR	03/16/2023	CHF	510,870	3,626,101	3,935,674	(309,573)
1.000(d)	1 Day SOFR	03/16/2023	EUR	1,311,880	7,952,399	7,852,702	99,697
1 Day SOFR(d)	0.750	03/16/2023	GBP	240,100	610,489	90,800	519,689
0.25(d)	3 Month STIBOR	03/16/2023	SEK	7,454,350	761,999	1,090,192	(328,193)
1 Day SOFR(d)	0.500	03/16/2023	USD	1,038,080	501,600	(366,517)	868,117
1 Day SOFR(d)	1 Day SOFR	03/16/2024	EUR	10,520	91,891	99,981	(8,090)
1.000(d)	0.750	03/16/2024	GBP	115,250	1,119,043	480,549	638,494
1 Day SOFR(d)	1.000	03/16/2024	USD	111,790	(293,192)	(322,711)	29,519
6 Month PRIBOR(d)	2.000	03/16/2027	CZK	604,850	2,293,111	(1,246,736)	3,539,847
6 Month BUBOR(d)	2.500	03/16/2027	HUF	7,775,410	2,450,439	(434,239)	2,884,678
1 Month TIIE(e)	6.500	03/16/2027	MXN	270,610	548,337	(298,480)	846,817
6 Month WIBOR(c)	1.750	03/16/2027	PLN	93,550	2,132,141	(55,759)	2,187,900
3 Month JIBAR(b)	6.000	03/16/2027	ZAR	182,300	254,456	497,637	(243,181)
3 Month BA(c)	2.250	03/16/2032	CAD	24,870	(433,947)	(244,551)	(189,396)
1 Day SOFR(d)	0.000	03/16/2032	CHF	8,830	111,607	(22,709)	134,316
1 Day SOFR(d)	0.000	03/16/2032	EUR	60,460	838,485	(101,943)	940,428
1.000(d)	1.000	03/16/2032	GBP	27,650	(132,816)	(817,067)	684,251
3 Month STIBOR(b)	1.000	03/16/2032	SEK	170,820	1,140	(312,358)	313,498
1 Day SOFR(d)	1.250	03/16/2032	USD	69,580	639,092	843,357	(204,265)
1.000(d)	1 Day SOFR	03/16/2052	EUR	14,690	(585,793)	613,682	(1,199,475)
0.750(d)	1 Day SOFR	03/16/2052	GBP	16,650	(502,510)	1,174,613	(1,677,123)
1.500(d)	1 Day SOFR	03/16/2052	USD	31,040	282,008	316,089	(34,081)

TOTAL					$21,707,924	$12,274,200	$9,433,724

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2021.
(b)	Payments made quarterly.
(c)	Payments made semi-annually.
(d)	Payments made annually.
(e)	Payments made monthly.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statement of Assets and Liabilities(a)

December 31, 2021

Managed Futures Strategy Fund
Assets:
Investments in affiliated issuers, at value (cost $186,867,060)	$186,867,060
Cash	23,036,052
Foreign currency, at value (cost $40,430,473)	40,906,450
Receivables:
Collateral on certain derivative contracts(b)	26,793,468
Fund shares sold	104,628
Reimbursement from investment adviser	105,574
Unrealized gain on forward foreign currency exchange contracts	2,453,653
Variation margin on futures contracts	447,997
Other assets	89,654
Total assets	280,804,536

Liabilities:
Variation margin on swaps	128,126
Unrealized loss on forward foreign currency exchange contracts	2,884,014
Payables:
Fund shares redeemed	454,383
Management fees	284,250
Distribution and Service fees and Transfer Agency fees	33,751
Accrued expenses	344,137
Total liabilities	4,128,661

Net Assets:
Paid-in capital	257,903,604
Total distributable earnings	18,772,271
NET ASSETS	$276,675,875
Net Assets:
Class A	$16,921,836
Class C	3,889,714
Institutional	51,494,185
Investor	146,008,132
Class R6	57,900,057
Class R	450,709
Class P	11,242
Total Net Assets	$276,675,875
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,717,904
Class C	422,320
Institutional	5,054,712
Investor	14,506,941
Class R6	5,680,836
Class R	46,737
Class P	1,105
Net asset value, offering and redemption price per share:(c)
Class A	$9.85
Class C	9.21
Institutional	10.19
Investor	10.06
Class R6	10.19
Class R	9.64
Class P	10.17

(a)	Statement of Asset and Liabilities for the Managed Futures Strategy Fund is consolidated and includes the balances of Cayman Commodity-MFS, LLC. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Segregated for initial margin and/or collateral on transactions as follows:

Futures	Swaps
$15,738,073	$11,055,395

(c)	Maximum public offering price per share for Class A Shares of the Managed Futures Strategy Fund is $10.42. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statement of Operations(a)

For the Fiscal Year Ended December 31, 2021

Managed Futures Strategy Fund(a)
Investment income:

Dividends — affiliated issuers	$107,715

Total investment income	107,715

Expenses:

Management fees	2,926,300

Overdraft fees	748,583

Transfer Agency fees(b)	293,547

Professional fees	205,362

Custody, accounting and administrative services	145,234

Registration fees	100,255

Printing and mailing costs	88,825

Distribution and/or Service (12b-1) fees(b)	66,933

Trustee fees	19,527

Service fees — Class C	9,264

Other	1,695

Total expenses	4,605,525

Less — expense reductions	(396,622)

Net expenses	4,208,903

NET INVESTMENT LOSS	(4,101,188)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Futures contracts	23,149,951

Swap Contracts	(5,818,842)

Forward foreign currency exchange contracts	(1,486,124)

Foreign currency transactions	(1,809,569)

Net change in unrealized gain (loss) on:

Futures contracts	(596,652)

Swap contracts	5,240,792

Forward foreign currency exchange contracts	(3,028,164)

Foreign currency translations	1,167,222

Net realized and unrealized gain	16,818,614

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,717,426

(a)	Statement of Operations for the Managed Futures Strategy Fund is consolidated and includes the balances of Cayman Commodity-MFS, LLC. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$36,899	$27,793	$2,241	$23,616	$5,929	$21,601	$238,776	$2,901	$717	$7

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statements of Changes in Net Assets(a)

	Managed Futures Strategy Fund
	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020
From operations:
Net investment loss	$(4,101,188)	$(2,471,040)
Net realized gain	14,035,416	6,934,760
Net change in unrealized gain	2,783,198	11,743,583
Net increase in net assets resulting from operations	12,717,426	16,207,303

Distributions to shareholders:
From distributable earnings:
Class A Shares	(1,210,096)	(142,248)
Class C Shares	(266,704)	(43,078)
Institutional Shares	(4,043,423)	(573,968)
Investor Shares	(9,944,849)	(1,830,145)
Class R6 Shares	(4,018,251)	(659,155)
Class R Shares	(30,205)	(6,810)
Class P Shares	(778)	(842)
Total distributions to shareholders	(19,514,306)	(3,256,246)

From share transactions:
Proceeds from sales of shares	88,484,718	191,383,416
Reinvestment of distributions	19,398,048	3,243,585
Cost of shares redeemed	(94,537,306)	(198,235,855)
Net increase (decrease) in net assets resulting from share transactions	13,345,460	(3,608,854)
TOTAL INCREASE	6,548,580	9,342,203

Net assets:
Beginning of year	$270,127,295	$260,785,092

End of year	$276,675,875	$270,127,295

(a)	Statements of Changes in Net Assets for the Managed Futures Strategy Fund are consolidated and include the balances of Cayman Commodity-MFS, LLC. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.12	$9.61	$10.03	$10.30	$10.12

Net investment income (loss)(a)	(0.19)	(0.12)	0.01	(0.02)	(0.10)

Net realized and unrealized gain (loss)	0.64	0.76	0.23	(0.23)	0.33

Total from investment operations	0.45	0.64	0.24	(0.25)	0.23

Distributions to shareholders from net investment income	(0.03)	—	(0.59)	—	—

Distributions to shareholders from net realized gains	(0.69)	(0.13)	(0.07)	(0.02)	(0.05)

Total distributions	(0.72)	(0.13)	(0.66)	(0.02)	(0.05)

Net asset value, end of year	$9.85	$10.12	$9.61	$10.03	$10.30

Total Return(b)	4.64%	6.62%	2.28%	(2.37)%	2.29%

Net assets, end of period (in 000’s)	$16,922	$11,964	$7,712	$8,622	$7,711

Ratio of net expenses to average net assets	1.83%	1.48%	1.49%	1.47%	1.55%

Ratio of total expenses to average net assets	1.89%	1.63%	1.64%	1.62%	1.75%

Ratio of net investment income (loss) to average net assets	(1.79)%	(1.21)%	0.06%	(0.19)%	(1.02)%

Portfolio turnover rate(c)	—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.52	$9.11	$9.56	$9.88	$9.79

Net investment loss(a)	(0.25)	(0.18)	(0.07)	(0.09)	(0.17)

Net realized and unrealized gain (loss)	0.59	0.72	0.21	(0.21)	0.31

Total from investment operations	0.34	0.54	0.14	(0.30)	0.14

Distributions to shareholders from net investment income	—	—	(0.52)	—	—

Distributions to shareholders from net realized gains	(0.65)	(0.13)	(0.07)	(0.02)	(0.05)

Total distributions	(0.65)	(0.13)	(0.59)	(0.02)	(0.05)

Net asset value, end of year	$9.21	$9.52	$9.11	$9.56	$9.88

Total Return(b)	3.71%	5.88%	1.51%	(3.08)%	(1.44)%

Net assets, end of period (in 000’s)	$3,890	$3,335	$3,279	$3,281	$3,480

Ratio of net expenses to average net assets	2.58%	2.22%	2.24%	2.22%	2.29%

Ratio of total expenses to average net assets	2.64%	2.37%	2.39%	2.37%	2.48%

Ratio of net investment loss to average net assets	(2.54)%	(1.92)%	(0.69)%	(0.95)%	(1.72)%

Portfolio turnover rate(c)	—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.43	$9.87	$10.28	$10.52	$10.29

Net investment income (loss)(a)	(0.15)	(0.07)	0.04	0.02	(0.06)

Net realized and unrealized gain (loss)	0.66	0.76	0.25	(0.24)	0.34

Total from investment operations	0.51	0.69	0.29	(0.22)	0.28

Distributions to shareholders from net investment income	(0.06)	—	(0.63)	—	—

Distributions to shareholders from net realized gains	(0.69)	(0.13)	(0.07)	(0.02)	(0.05)

Total distributions	(0.75)	(0.13)	(0.70)	(0.02)	(0.05)

Net asset value, end of year	$10.19	$10.43	$9.87	$10.28	$10.52

Total Return(b)	4.99%	6.95%	2.82%	(2.13)%	2.73%

Net assets, end of period (in 000’s)	$51,494	$49,052	$90,623	$83,425	$163,971

Ratio of net expenses to average net assets	1.46%	1.07%	1.11%	1.07%	1.14%

Ratio of total expenses to average net assets	1.52%	1.24%	1.26%	1.22%	1.33%

Ratio of net investment income (loss) to average net assets	(1.42)%	(0.74)%	0.42%	0.16%	(0.54)%

Portfolio turnover rate(c)	—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Investor Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.32	$9.77	$10.19	$10.44	$10.23

Net investment income (loss)(a)	(0.16)	(0.10)	0.03	0.01	(0.06)

Net realized and unrealized gain (loss)	0.64	0.78	0.23	(0.24)	0.32

Total from investment operations	0.48	0.68	0.26	(0.23)	0.26

Distributions to shareholders from net investment income	(0.05)	—	(0.61)	—	—

Distributions to shareholders from net realized gains	(0.69)	(0.13)	(0.07)	(0.02)	(0.05)

Total distributions	(0.74)	(0.13)	(0.68)	(0.02)	(0.05)

Net asset value, end of year	$10.06	$10.32	$9.77	$10.19	$10.44

Total Return(b)	4.83%	6.92%	2.60%	(2.24)%	2.55%

Net assets, end of period (in 000’s)	$146,008	$149,762	$106,968	$105,393	$106,431

Ratio of net expenses to average net assets	1.57%	1.22%	1.24%	1.22%	1.26%

Ratio of total expenses to average net assets	1.64%	1.38%	1.39%	1.37%	1.45%

Ratio of net investment income (loss) to average net assets	(1.54)%	(0.96)%	0.31%	0.06%	(0.60)%

Portfolio turnover rate(c)	—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class R6 Shares
	Year Ended December 31,			Period Ended December 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.44	$9.87	$10.29	$10.36

Net investment income (loss)(b)	(0.15)	(0.08)	0.05	0.02

Net realized and unrealized gain (loss)	0.65	0.78	0.23	(0.07)

Total from investment operations	0.50	0.70	0.28	(0.05)

Distributions to shareholders from net investment income	(0.06)	—	(0.63)	—

Distributions to shareholders from net realized gains	(0.69)	(0.13)	(0.07)	(0.02)

Total distributions	(0.75)	(0.13)	(0.70)	(0.02)

Net asset value, end of period	$10.19	$10.44	$9.87	$10.29

Total Return(c)	5.00%	7.05%	2.72%	(0.52)%

Net assets, end of period (in 000’s)	$57,900	$55,439	$51,499	$50,649

Ratio of net expenses to average net assets	1.45%	1.08%	1.09%	1.12	%(d)

Ratio of total expenses to average net assets	1.51%	1.24%	1.23%	1.27	%(d)

Ratio of net investment income (loss) to average net assets	(1.41)%	(0.79)%	0.47%	0.31	%(d)

Portfolio turnover rate(e)	—%	—%	—%	—%

(a)	Commencement of operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Class R Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.92	$9.45	$9.87	$10.16	$10.00

Net investment loss(a)	(0.21)	(0.13)	(0.02)	(0.04)	(0.12)

Net realized and unrealized gain (loss)	0.62	0.73	0.23	(0.23)	0.33

Total from investment operations	0.41	0.60	0.21	(0.27)	0.21

Distributions to shareholders from net investment income	—	—	(0.56)	—	—

Distributions to shareholders from net realized gains	(0.69)	(0.13)	(0.07)	(0.02)	(0.05)

Total distributions	(0.69)	(0.13)	(0.63)	(0.02)	(0.05)

Net asset value, end of year	$9.64	$9.92	$9.45	$9.87	$10.16

Total Return(b)	4.33%	6.30%	2.14%	(2.70)%	2.11%

Net assets, end of period (in 000’s)	$451	$504	$539	$584	$595

Ratio of net expenses to average net assets	2.08%	1.72%	1.74%	1.72%	1.79%

Ratio of total expenses to average net assets	2.14%	1.87%	1.89%	1.87%	1.98%

Ratio of net investment loss to average net assets	(2.04)%	(1.41)%	(0.19)%	(0.44)%	(1.19)%

Portfolio turnover rate(c)	—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class P Shares
	Year Ended December 31,			Period Ended December 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.42	$9.86	$10.28	$10.56

Net investment income (loss)(b)	(0.15)	(0.08)	0.05	0.02

Net realized and unrealized gain (loss)	0.66	0.77	0.23	(0.28)

Total from investment operations	0.50	0.69	0.28	(0.26)

Distributions to shareholders from net investment income	(0.06)	—	(0.63)	—

Distributions to shareholders from net realized gains	(0.69)	(0.13)	(0.07)	(0.02)

Total distributions	(0.75)	(0.13)	(0.70)	(0.02)

Net asset value, end of period	$10.17	$10.42	$9.86	$10.28

Total Return(c)	4.98%	6.95%	2.71%	(2.50)%

Net assets, end of period (in 000’s)	$11	$71	$166	$429

Ratio of net expenses to average net assets	1.44%	1.08%	1.09%	1.12	%(d)

Ratio of total expenses to average net assets	1.51%	1.24%	1.23%	1.27	%(d)

Ratio of net investment income (loss) to average net assets	(1.40)%	(0.84)%	0.49%	0.32	%(d)

Portfolio turnover rate(e)	—%	—%	—%	—%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements

December 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Managed Futures Strategy Fund (the “Fund”) is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R, and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as Investment Adviser to the Fund pursuant to management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for Managed Futures Strategy Fund — Cayman Commodity-MFS, LLC. (a “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of December 31, 2021, the Fund’s net assets were $276,675,875, of which $56,515,462, or 20%, is represented by the Subsidiary.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements (continued)

December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Net investment income distributions and capital gains distributions, if any, are declared and paid at least annually.

The Subsidiary is classified as controlled foreign corporations under the Code. Therefore, the Fund is required to increase its taxable income by its share of its Subsidiary’s income. Net losses of Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translation — The accounting records and reporting currency of the Fund’s are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s

GOLDMAN SACHS ALTERNATIVE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements (continued)

December 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

GOLDMAN SACHS ALTERNATIVE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2021:

MANAGED FUTURES STRATEGY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$186,867,060	$—	$—

Derivative Type

Assets(a)

Forward Foreign Currency Contracts	$—	$2,453,653	$—

Futures Contracts	4,597,391	—	—

Interest Rate Swap Contracts	—	13,806,101	—

Total	$4,597,391	$16,259,754	$—

Derivative Type

Liabilities(a)

Forward Foreign Currency Contracts	$—	$(2,884,014)	$—

Futures Contracts	(979,498)	—	—

Interest Rate Swap Contracts	—	(4,372,377)	—

Total	$(979,498)	$(7,256,391)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2021. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements (continued)

December 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Managed Futures Strategy
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$2,390,264	(a)	Variation margin on futures contracts	$(1,541,007)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,453,653		Payable for unrealized gain on forward foreign currency exchange contracts	(2,884,014)
Equity	Variation margin on futures contracts	3,789,501	(a)	Variation margin on futures contracts	(1,020,865)	(a)
Interest Rate	Variation margin on swap contracts	13,806,101	(a)	Variation margin on swap contracts	(4,372,377)	(a)
Total		$22,439,519			$(9,818,263)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only the variation margin as of December 31, 2021, is reported within the Consolidated Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statements of Operations:

Managed Futures Strategy
Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$10,795,483	$(1,487,843)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,486,124)	(3,028,164)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	16,608,432	891,191
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(10,072,806)	5,240,792
Total		$15,844,985	$1,615,976

GOLDMAN SACHS ALTERNATIVE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended December 31, 2021, the relevant values for each derivative type were as follows:

	Average number of Contracts or Notional Amounts(1)
	Futures Contracts	Forward Contracts	Swap Agreements
Managed Futures Strategy	5,450	$534,950,608	$4,430,576,173

(1)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended December 31, 2021.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default(close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2021:

Managed Futures Strategy
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Forwards
Morgan Stanley Co., Inc.	$2,453,653	$(2,884,014)	$(430,361)	$430,361	$—

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements (continued)

December 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the year ended December 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^(1)
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Managed Futures Strategy	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.89%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
(1)	Reflects combined management fees paid to GSAM under the Agreement and the Fund’s Subsidiary Agreement (as defined below) after the waivers.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2021, GSAM waived $226,757, of the Fund’s management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invest, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2021, GSAM waived $48,911 of the Fund’s management fees.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class B*	Class C*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS ALTERNATIVE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2021, Goldman Sachs retained $1,095 for Class A Shares and did not retain any portion of the CDSC for Class C Shares for the Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.254%. These Other Expense limitations will remain in place through at least April 30, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Total Expense Reductions
Managed Futures Strategy	$275,668	$120,954	$396,622

G.  Line of Credit Facility — As of December 31, 2021, the Fund participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2021, the Fund did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements (continued)

December 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2021:

Fund	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2021	Shares as of December 31, 2021	Dividend Income
Managed Futures Strategy	$180,241,518	$68,944,334	$(62,318,792)	$186,867,060	186,867,060	$107,715

As of December 31, 2021, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Managed Futures Strategy	6%	5%	9%

As of December 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of the Fund:

Fund	Class P
Managed Futures Strategy	100%

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

Managed Futures Strategy
Distributions paid from:
Ordinary income	$15,224,786
Net long-term capital gains	4,289,520
Total taxable distributions	$19,514,306

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

Managed Futures Strategy
Distributions paid from:
Ordinary income	$127,725
Net long-term capital gains	3,128,521
Total taxable distributions	$3,256,246

GOLDMAN SACHS ALTERNATIVE FUNDS

6. TAX INFORMATION (continued)

As of December 31, 2021, the components of accumulated earnings (losses) on a tax-basis were as follows:

Managed Futures Strategy
Timing differences (Qualified Late year Loss Deferral and Straddle Loss Deferral)	$(2,124,642)
Unrealized gains — net	20,896,913
Total	$18,772,271

As of December 31, 2021, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Managed Futures Strategy
Tax cost	$184,493,022
Gross unrealized gain	26,789,664
Gross unrealized loss	(5,892,751)
Net unrealized gain (loss)	$20,896,913

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to net mark to market gains (losses) on regulated futures and foreign currency contracts and differences in the tax treatment of underlying fund investments.

The Managed Futures Strategy Fund reclassified $15,588,411 from paid-in capital to distributable earnings for the year ending December 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from taxable overdistributions and underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, less stringent accounting, corporate governance, financial reporting and disclosure standards, and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements (continued)

December 31, 2021

7. OTHER RISKS (continued)

restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

GOLDMAN SACHS ALTERNATIVE FUNDS

7. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Managed Futures Strategy Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion, or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited their investments in commodity index-linked structured notes. The Managed Futures Strategy Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the income from investments in the Subsidiary was not “qualifying income”, in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deductions for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enter into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements (continued)

December 31, 2021

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Managed Futures Strategy Fund

	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	775,155	$8,103,920	812,401	$7,889,565
Reinvestment of distributions	123,207	1,210,096	14,242	141,564
Shares redeemed	(362,560)	(3,753,053)	(446,837)	(4,371,545)
	535,802	5,560,963	379,806	3,659,584
Class C Shares
Shares sold	112,873	1,106,535	80,724	740,636
Reinvestment of distributions	29,189	266,704	4,607	43,078
Shares redeemed	(70,213)	(681,254)	(94,581)	(867,923)
	71,849	691,985	(9,250)	(84,209)
Institutional Shares
Shares sold	2,127,784	22,859,468	7,705,607	78,017,186
Reinvestment of distributions	386,304	3,929,319	54,914	562,864
Shares redeemed	(2,160,311)	(22,852,193)	(12,242,752)	(121,705,770)
	353,777	3,936,594	(4,482,231)	(43,125,720)
Investor Shares
Shares sold	5,277,859	56,050,862	10,524,025	104,023,405
Reinvestment of distributions	989,878	9,943,473	180,402	1,829,272
Shares redeemed	(6,275,580)	(66,484,483)	(7,135,351)	(70,727,988)
	(7,843)	(490,148)	3,569,076	35,124,689
Class R6 Shares
Shares sold	29,530	320,620	44,949	473,048
Reinvestment of distributions	395,007	4,018,251	64,245	659,155
Shares redeemed	(54,137)	(590,020)	(14,423)	(150,000)
	370,400	3,748,851	94,771	982,203
Class R Shares
Shares sold	4,152	42,535	11,297	107,460
Reinvestment of distributions	3,149	30,205	698	6,810
Shares redeemed	(11,373)	(115,062)	(18,242)	(179,559)
	(4,072)	(42,322)	(6,247)	(65,289)
Class P Shares
Shares sold	77	778	13,089	132,116
Reinvestment of distributions	—	—	82	842
Shares redeemed	(5,772)	(61,241)	(23,158)	(233,070)
	(5,695)	(60,463)	(9,987)	(100,112)

NET DECREASE	1,314,218	$13,345,460	(464,062)	$(3,608,854)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Managed Futures Strategy Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Goldman Sachs Managed Futures Strategy Fund and its subsidiary (one of the Funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related consolidated statements of operations for the year ended December 31, 2021, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the consolidated changes in net assets for each of the two years in the period ended December 31, 2021 and each of the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

March 1, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

GOLDMAN SACHS ALTERNATIVE FUNDS

Fund Expenses (Unaudited) —Period Ended December 31, 2021

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Managed Futures Strategy Fund
	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021		Expenses Paid for the 6 months ended 12/31/2021*
Class A
Actual	$1,000.00	$1,011.43		$7.40
Hypothetical 5% return	1,000.00	1,017.85	+	7.43
Class C
Actual	1,000.00	1,007.44		11.18
Hypothetical 5% return	1,000.00	1,014.06	+	11.22
Institutional
Actual	1,000.00	1,013.01		5.53
Hypothetical 5% return	1,000.00	1,019.71	+	5.55
Investor
Actual	1,000.00	1,012.95		6.14
Hypothetical 5% return	1,000.00	1,019.11	+	6.16
Class R6
Actual	1,000.00	1,013.15		5.48
Hypothethical 5% return	1,000.00	1,019.76	+	5.50
Class R
Actual	1,000.00	1,010.73		8.67
Hypothetical 5% return	1,000.00	1,016.59	+	8.69
Class P
Actual	1,000.00	1,012.81		5.48
Hypothetical 5% return	1,000.00	1,019.76	+	5.50

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Managed Futures Strategy Fund	1.46%	2.21%	1.09%	1.21%	1.08%	1.71%	1.08%

36

GOLDMAN SACHS ALTERNATIVE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); Director of MoneyLion Inc. (an operator of a data drive, digital financial platform (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019- present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

37

GOLDMAN SACHS ALTERNATIVE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (26 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

38

GOLDMAN SACHS ALTERNATIVE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Alternative Funds — Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Managed Futures Strategy Fund designates $4,289,520, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2021.

During the fiscal year ended December 31, 2021, the Managed Futures Strategy Fund designates $13,770,334 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

39

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.21 trillion in assets under supervision as of December 31, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 268337-OTU-1556079SELSATAR-22

Goldman Sachs Funds

Annual Report	December 31, 2021

Alternative Funds II
Commodity Strategy
Defensive Equity

Goldman Sachs Alternative Funds

∎	COMMODITY STRATEGY

∎	DEFENSIVE EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Through January 22, 2021, the Goldman Sachs Commodity Strategy Fund (the “Fund”) was managed by the Goldman Sachs Commodities Team of Goldman Sachs Asset Management. Effective after the close of business on January 22, 2021, the Fund’s day to day portfolio management transitioned to CoreCommodity Management, LLC (“CoreCommodity”). CoreCommodity, the investment sub-advisor to the Fund, is an independent asset management firm whose singular focus is to provide enhanced commodity exposure to the global investment community. Founded in 2003, CoreCommodity provides advisory and fiduciary management services, with assets across long-only and absolute return commodity investment programs. In addition, after the close of business on January 22, 2021, the Fund’s benchmark changed from the S&P GSCI Total Return Index to the Bloomberg Commodity Total Return Index. Below, CoreCommodity discusses the Fund’s performance and positioning for the period from January 22, 2021 through December 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 33.03%, 32.04%, 33.52%, 33.33%, 33.44%, 32.73% and 33.46%, respectively. These returns compare to the 27.11% annual total return of the Fund’s benchmark, the Bloomberg Commodity Total Return Index (the “Bloomberg Commodity Index”), during the same period. The Fund’s former benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged), returned 40.35% during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets overall, as measured by the Bloomberg Commodity Index, posted double-digit positive returns during calendar year 2021, marking a span of comprehensive price appreciation for most liquid commodity futures markets. Following a year of historic volatility in 2020, 2021 was a period of rapid recovery and economic re-engagement. A number of prominent economic and market forces helped propel the asset class higher, many of which remained intact—and were even intensifying—as the year ended.

Arguably the most significant factor for financial markets in general during the year was the ongoing COVID-19 pandemic. The first approved COVID-19 vaccine was administered in December 2020, lighting a fire under the global economy. Since then, vaccination rates, especially in the developed world, ramped up dramatically, as did improvements in contact tracing and testing capabilities. Despite several intermittent bouts with COVID-19 variants, global hospitalizations and mortality rates proceeded to decline throughout the calendar year. As lockdowns subsided, the commodities asset class benefited from a “V-shaped” recovery in demand and a seemingly benign recovery in supply. With the exception of crude oil, largely due to jet fuel demand, global consumption for most commodities was at or above pre-pandemic levels at the end of December 2021.

Resurgent demand was reinforced by several key factors, most notably wealth effects and protectionist policies. Between stimulus checks, negative interest rates, heady equity valuations and a surging real estate market, the average household generated notable wealth during the 18 months ended December 31, 2021. Ultra-accommodative monetary policy by the U.S. Federal Reserve (the “Fed”) encouraged a widespread return to consumerism. Since the throes of the pandemic, the Fed had purchased $120 billion in assets per month, with the Bank of England, European

1

PORTFOLIO RESULTS

Central Bank and Bank of Japan implementing similar quantitative easing programs. Central banks firmly positioned themselves as the marginal buyer within the marketplace, which allowed for the “risk on” environment, or reduced investor risk aversion, experienced during the Reporting Period. Demand for raw materials was further bolstered by a shift in government policy. Whereas the previous decade was defined by globalization and efficiency gains, a new populist era emerged that promoted protectionism and redundancies. The latter spurred a bout of government spending and initiatives geared toward redistribution, infrastructure and climate — all of which are commodity-intensive endeavors.

On the supply side, commodity prices were lifted by an onslaught of disruptions and a steady increase in the cost curve. In Brazil, for example, farmers encountered damaging frost conditions followed by the worst drought in a century. In Chile and Peru, mining operations were regularly interrupted by labor disputes and civil unrest. In the U.S., western states faced one of the worst droughts in recent memory, hampering crop conditions across the grains sector. In China, new regulations to curb air pollution forced metals smelters to limit capacity. In Europe, summer heatwaves and low wind speeds undermined renewable power production, contributing to a worsening energy crisis. Beyond weather-related incidences, the reopening of businesses simultaneously, after undergoing months of lockdowns, proved detrimental to the global network of suppliers and intermediaries. Gridlock ensued, as did congested shipping lanes, inundated ports and a spike in shipping costs. Each of these disruptions served to elevate the operating costs borne by producers.

Partially due to the aforementioned rising costs, the year 2021 witnessed some of the highest levels of inflation in recent history. U.S. Consumer Price Index readings reached 7.0% on a year-over-year basis through the month of December, the highest level in more than 30 years. Similar levels were reached across the globe, creating a massive problem for asset managers seeking to maintain purchasing power. As a tangible stake in the materials driving the real economy, the commodity asset class has historically alleviated that problem and ultimately benefited from the prevailing inflation narrative. At the end of the year, we expected inflation to remain above average, especially should the rise in goods and services translate to a rise in wages and other more resilient corners of the economy.

One more minor headwind faced by commodities during the year was a strengthening U.S. dollar. Given most commodity futures are denominated in U.S. dollars, a strengthening currency has typically worked against commodity prices. However, despite the nearly 7% appreciation in 2021, the U.S. dollar move was inconsequential in comparison to the fundamental supply/demand picture that drove most markets. Many individual commodities remained in steep backwardation throughout the year, indicating near-term supply was unable to satisfy near-term demand. (Backwardation is a situation when the futures price of a commodity is lower than the current spot price. The spot price of the commodity can be high due to the sudden rise in demand for the commodity or due to a disruption in the supply.) As such, most commodities sectors were in deficit and drew down global inventories to historically low levels.

Q	Which commodity subsectors were strongest during the Reporting Period?

A	The energy subsector of the Bloomberg Commodity Index was the best performer during the Reporting Period, with a return of 45.8%. Petroleum commodities, up 51.9%, benefited from a rapid return to pre-COVID-19 demand levels and a disciplined supply response by OPEC+. The U.S. shale industry continued to prioritize returning capital to shareholders instead of ramping up production. Natural gas prices rallied across the globe as robust demand and supply outages drove concerns about low storage levels heading into the winter season.

The industrial metals component of the Bloomberg Commodity Index was the second-strongest subsector during the Reporting Period, rising 27.0%. The subsector was supported by rapid global Gross Domestic Product (“GDP”) growth, strong housing construction and the global transition to low-carbon technologies, which requires an immense amount of base metals. The price action was further reinforced by dwindling inventories and a multi-year decline in capital expenditures within the mining community. Zinc, aluminum, nickel and copper each experienced double-digit price gains during the Reporting Period.

The agriculture component of the Bloomberg Commodity Index was also quite strong during the Reporting Period, returning 25.6%. Within agriculture, soft commodities, such as coffee, cotton and sugar, posted the strongest returns. A resurgence in global demand for luxury foods and goods consumption was met with extreme weather issues, including frosts and drought in Brazil; extreme heat in Canada and the Pacific Northwest; supply chain disruptions; political instability in top growing regions; and heightened shipping costs—all of which pressured prices higher. Ambitious biofuel mandates provided support to grains and oilseeds.

2

PORTFOLIO RESULTS

The livestock subsector rose, albeit more modestly, with a return of 6.9% during the Reporting Period, benefiting from Chinese imports and resurgent demand for meats on a global basis. Within the U.S., frozen meat inventories declined and rising feed costs resulted in lower forward supply projections.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	Precious metals was the only subsector of the Bloomberg Commodity Index to post a negative return, down 3.8%, during the Reporting Period. Despite negative real rates in the U.S. and persistent inflationary pressures, which have historically made gold a more attractive investment, resilience in the U.S. dollar proved to be a formidable headwind. Economic re-engagement following the worst of COVID-19 also made gold’s safe haven status less desirable. The prices of gold, silver and platinum all fell during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Bloomberg Commodity Index during the Reporting Period, outperforming across all subsectors. Within agriculture, the Fund outperformed primarily due to security selection and curve positioning. Overweights to soft commodities contributed to outperformance as did deferred positioning further out on the curve despite an underweight in a rising market. Within energy, the Fund benefited from an overweight to the subsector overall and from tactical positioning in natural gas throughout the Reporting Period. Front-month placement of Brent crude oil futures and deferred placement of West Texas Intermediate (“WTI”) crude oil futures added value. An overweight to RBOB (reformulated blendstock for oxygenate blending) gasoline further enhanced relative results. Within industrial metals, the Fund benefited from an overweight to the subsector as a whole in a rising market. In livestock, the Fund benefited from deferred placement of the subsector constituents. While individual commodity over- and underweights detracted, effective roll timing, deferred positioning and an overall underweight to the livestock subsector drove modest outperformance. In precious metals, the Fund benefited from an underweight to the subsector in a declining market.

Q	How did the Fund’s roll-timing strategies impact performance during the Reporting Period?

A	As indicated above, the Fund’s roll-timing strategies, implemented via exposure to commodity index-linked swaps and commodity futures, had a positive effect on the Fund’s returns for the Reporting Period overall. Our team implements a roll-timing strategy by deviating from the Bloomberg Commodity Index roll convention, which occurs during the fifth through ninth business days of each month. During the Reporting Period, the Fund obtained the majority of its exposure to commodities through the CRB 3-Month Forward Index, which rolls during the first through fourth business day. Additionally, the CRB 3-Month Forward Index rolls certain commodities, such as commodities in the energy subsector, on a more frequent basis than the Bloomberg Commodity Index. Furthermore, the CRB 3-Month Forward Index rebalances on the sixth business day of every month, unlike the Bloomberg Commodity Index, which rebalances annually. Our team continually monitors fundamental and technical developments across all commodity markets and incorporates those views in the Fund’s portfolio by electing to roll positions opportunistically.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps and commodity futures in implementing our roll-timing strategies in order to gain exposure to the commodities markets. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized positive absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	As CoreCommodity became the investment sub-advisor to the Fund effective after the close of business on January 22, 2021, Robert Hyman, managing director of CoreCommodity, assumed the role of portfolio manager for the Fund. Additionally, as mentioned earlier, the Fund’s benchmark changed to the Bloomberg Commodity Index effective the same date. During the transition, the composition of the Fund’s portfolio changed substantially. Further, the Fund’s strategic allocation differed from the Bloomberg Commodity Index during the Reporting Period. At the subsector level, the Fund was overweight industrial metals, underweight agriculture and precious metals and in line with the Bloomberg Commodity Index in energy and livestock on average during the Reporting Period.

Within industrial metals, the Fund was overweight aluminum, nickel and copper and underweight zinc. We partially substituted COMEX copper for LME copper exposure as we sought to benefit from the curve structure in place. (COMEX is the primary futures and options market

3

PORTFOLIO RESULTS

for trading metals such as gold, silver, copper and aluminum. COMEX is an abbreviation of the exchange’s full name: The Commodity Exchange Inc. The London Metal Exchange (LME) is a commodities exchange that deals in metals futures and options.)

Within energy, we generally favored deferred positioning in WTI crude oil, RBOB gasoline and heating oil and front month positioning in Brent crude oil and gasoil. Natural gas positioning was spread across the curve to benefit from seasonality.

Within agriculture, the Fund was notably overweight soft commodities, including coffee, cotton, sugar, cocoa and orange juice, at the expense of staple crops, such as corn, wheat and soybeans. The Fund included cocoa and orange juice in its allocation, though these are not constituents of the Bloomberg Commodity Index.

Within precious metals, the Fund included exposure to platinum, which is not a constituent of the Bloomberg Commodity Index. It also held a material overweight to silver relative to the Bloomberg Commodity Index.

Within livestock, the Fund was overweight live cattle and underweight lean hogs versus the Bloomberg Commodity Index, while maintaining the majority of its allocation in deferred contracts.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was, via commodity index-linked securities, such as swaps and futures, overweight the industrial metals subsector, underweight the agriculture subsector and in line with the energy, livestock and precious metals subsectors, each as relative to the Bloomberg Commodity Index.

At the end of the Reporting Period, approximately 100% of the Fund’s net assets were invested in commodity-linked derivatives. The commodity exposure was collateralized with approximately 80% in U.S. Treasury securities and the remaining approximately 20% in cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Sam Finkelstein and Peter Stone of the Goldman Sachs Commodities Team managed the Fund through January 22, 2021. As mentioned earlier, after the close of business on January 22, 2021, Robert Hyman of CoreCommodity assumed the role of portfolio manager of the Fund. There were no changes to the Fund’s portfolio management team at CoreCommodity during the Reporting Period.

Q	What is the Fund’s view and strategy going forward?

A	Calendar year 2021 returned the investment spotlight to the rise of many commodity prices, coinciding with the highest levels of inflation experienced in many decades. At the end of the Reporting Period, we believed the constructive price action registered across most commodity subsectors will likely continue to be supported by a variety of fundamental and macro-economic factors. We maintained conviction that serious and systemic underinvestment may well negatively impact future supplies of many key commodities. The demand surge fueled by negative real interest rates, a significant influx of government stimulus, pent-up pressure to re-engage in travel and entertainment, and a global transition toward low-carbon technologies should further enhance the constructive fundamental narrative for natural resources.

At the end of the Reporting Period, we were particularly drawn toward industrial metals and conventional energy as the leaders within the asset class. The global appetite for these particular subsectors was growing dramatically, partly due to ever-increasing utilization from various political aspirations and directives. Structurally, the futures curves of many individual commodity markets had moved into steep backwardation, indicating that near-term supplies were being consumed at a rapid rate. Stored commodities were being drawn at an alarming pace, thereby reducing inventory levels and adding to the virtuous price cycle. Having lived through the consequences of material shortages throughout the COVID-19 pandemic, we expected significant buying interest from governments via restocking campaigns. It was our intention to capitalize on the fundamental forces at play and overweight said subsectors relative to the Bloomberg Commodity Index.

We will also continue to monitor for material changes in monetary policy in the upcoming year that may present challenges to economic growth and other factors affecting commodity prices. The value of the U.S. dollar is one such factor given that most commodities are priced in U.S. dollars. However, commodity fundamentals remained strong at the end of the Reporting Period, in our opinion, and should overcome modest U.S. dollar moves to the upside should that occur. On the other hand, a reversal of fortunes for the U.S. dollar may provide more tailwinds for commodity price appreciation in 2022.

4

FUND BASICS

FUND COMPOSITION[1]

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

Commodity Strategy Fund

as of December 31, 2021

GOLDMAN SACHS COMMODITY STRATEGY FUND

Performance Summary

December 31, 2021

The following graph shows the value as of December 31, 2021, of a $1,000,000 investment made on January 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Commodity Total Return Index (Gross, USD, Unhedged) (“Bloomberg Commodity Index”), and the Fund’s former benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged) (“S&P GSCI Index”) are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Commodity Strategy Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	33.03%	0.94%	-6.19%	—
Including sales charges	27.00%	0.01%	-6.62%	—

Class C
Excluding contingent deferred sales charges	32.04%	0.17%	-6.89%	—
Including contingent deferred sales charges	30.87%	0.17%	-6.89%	—

Institutional	33.52%	1.27%	-5.89%	—

Investor	33.33%	1.17%	-5.96%	—

Class R6 (Commenced July 31, 2015)	33.44%	1.28%	N/A	-0.92%

Class R	32.73%	0.68%	-6.45%	—

Class P (Commenced April 17, 2018)	33.46%	N/A	N/A	-0.51%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

PORTFOLIO RESULTS

Goldman Sachs Defensive Equity Fund

Investment Objective

The Fund seeks long-term growth of capital with lower volatility than equity markets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Defensive Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 13.88%, 12.97%, 14.24%, 14.12%, 14.25%, 13.54% and 14.24%, respectively. These returns compare to the 28.71% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	The performance of the U.S. equity market and the Fund were influenced most during the Reporting Period by the distribution of COVID-19 vaccines, improving economic and employment conditions, rising inflation, higher interest rates, and continued fiscal stimulus and accommodative monetary policies from the U.S. government and the U.S. Federal Reserve (“Fed”).

In the first quarter of 2021, when the Reporting Period began, rising bond yields and a value-led equity market dominated. The two key drivers of this performance were the Democrat victory in Georgia in January, paving the way for massive additional U.S. fiscal stimulus and progress in the COVID-19 vaccine rollout. An increase in the 10-year U.S. Treasury yield benefited financials and value stocks. The accelerating rollout of COVID-19 vaccines boosted investors’ hopes of a sustainable reopening of the economy. Small-cap stocks, which tend to be more cyclical and domestically focused, performed particularly well. The passage of President Biden’s stimulus package led to upgrades in consensus forecasts for U.S. Gross Domestic Product growth for the year. Some investors worried the size of the U.S. stimulus could provoke a pickup in inflation. However, despite upgrading its growth forecasts for the year and expecting unemployment to decline, the Fed did not believe inflation would be meaningfully above target and did not expect to raise interest rates before 2024.

Discussions throughout the second quarter of 2021 centered on the central bank liquidity tailwind, fiscal stimulus, COVID-19 vaccine progress, reopening momentum, strong corporate profits and robust equity inflows. While inflation concerns were fairly pervasive, the Fed remained consistent in its messaging around expectations that price pressures would be transitory. The peak inflation theme gained traction as the quarter progressed, even as economists suggested the transitory period may be longer than expected. Corporate earnings season brought a round of outsized beats over consensus estimates, along with corporate commentary highlighting some input pressure offset for companies with above-average pricing power or productivity initiatives. Despite a late-quarter agreement between the White House and a bipartisan group of Senators on the framework of a physical infrastructure package, the path to additional fiscal stimulus remained complicated.

The U.S. equity market increased only marginally in the third quarter of 2021, as measured by the S&P 500® Index. Other major U.S. equity indices posted negative returns for the quarter. In July and August, the second quarter’s rally continued, as the focus remained on easy financial conditions, accommodative monetary policy, pent-up consumer demand, positive earnings sentiment, resilient operating margins, corporate buybacks and retail inflows. Some economic indicators, including higher inflation and lower than consensus expected retail sales and manufacturing activity, were causes of concern among investors, though the market and the Fed remained largely optimistic. Sentiment deteriorated in September as the spread of the COVID-19 Delta variant dampened reopening momentum and the Fed

7

PORTFOLIO RESULTS

signaled for a slowdown of asset purchases. A still complicated path to fiscal stimulus in the House of Representatives, the then-looming debt ceiling discussion, and global risk events, including supply-chain disruptions and input price pressures, all put a strain on the U.S. equity market. September also saw a global risk asset sell-off on the heels of Chinese real estate developers’ leverage concerns and a spike in energy prices. U.S. Treasury yields climbed, as the global bond market posted its weakest month since March 2020.

The U.S. equity market, as measured by the S&P 500® Index, then rose strongly, logging its best performing quarter in the fourth quarter of 2021 since the fourth quarter of 2020 on the heels of robust consumer spending, strong corporate earnings results and passage of the U.S. government’s infrastructure plan. There remained a few areas of concern still intact, including the Omicron variant of COVID-19, which emerged in late November, persistent inflation and supply-chain pressures, acceleration in the Fed’s asset purchase tapering, and the fate of the social spending bill in Congress. Strong corporate earnings in October propelled U.S. equities higher despite the overhanging supply-chain issues and persistently high inflation. More than 80% of the S&P 500® Index constituent companies reported upside earnings surprises. The positive momentum continued into November, and the passage of the infrastructure bill boosted market sentiment until the World Health Organization announced Omicron as a variant of concern given its potentially heightened transmissibility. Increased case counts around the world and travel restrictions added pressure to the equities markets globally. Moreover, the fate of the social spending bill was punted into 2022. However, in December, studies showed the Omicron variant tends to cause less severe symptoms. The Fed also announced an accelerated timeline for tapering its asset purchases, doubling its pace from a decrease of $15 billion a month in corporate debt purchases to a decrease of $30 billion a month. The U.S. equity market rallied in December on positive seasonality and improved sentiment, closing the year on a high note. On the economic data front, inflation remained high in the fourth quarter, though the “peak inflation” narrative gained traction with cooler consumer confidence and manufacturing readings.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to maintain risk, style and capitalization characteristics similar to those of the S&P 500® Index, while seeking to provide lower volatility and enhanced downside protection. The QIS Team uses a quantitative style of management, in combination with a qualitative overlay, when selecting investments for the Fund. In addition, the QIS Team employs an options-based overlay strategy in an effort to provide lower volatility and enhanced downside protection for the Fund.

During the Reporting Period, the Fund underperformed the S&P 500® Index, with our options-based overlay strategy detracting most from relative returns. The Fund’s equity strategy, which aims to pick defensive stocks, also held back performance.

Q	How did the Fund’s options-based overlay strategy affect its performance?

A	Consistent with our investment approach, we employed an options-based overlay strategy whereby the Fund simultaneously purchases near-the-money put options while selling out-of-the-money call and put options on the S&P 500® Index. The Fund constructs the options-based overlay by buying S&P 500® Index put options at a higher strike price and writing S&P 500® Index put options at a relatively lower strike price, resulting in what is known as a put option spread, and at the same time selling S&P 500® Index call options. The put option spread is designed to provide the Fund with some downside protection, but this protection is limited to the extent of the difference between the strike price of a put option purchased and the strike price of a put option sold. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date. A put option is an option contract that gives the holder the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time. “Near-the-money” is a term used to describe an options contract with a strike price that is close to the market price of the underlying asset. “Out-of-the-money” is a term used to describe a put option with a strike price that is lower than the market price of the underlying asset.)

As the seller of S&P 500® Index call and put options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the call option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. If the purchaser exercises the put option, the Fund pays the purchaser the difference between the exercise price of the option and the price of the index. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of call and put options.

8

PORTFOLIO RESULTS

During periods in which the U.S. equity markets are falling, a diversified portfolio of equity investments, with an options-based overlay strategy designed to seek to provide downside protection, may outperform the same portfolio without such an option-based overlay strategy. However, in strong rising markets, a portfolio with an options-based overlay strategy could significantly underperform the same portfolio without an options-based overlay strategy. This is what happened during the Reporting Period when the S&P 500® Index appreciated, and thus the Fund’s options-based overlay strategy detracted from performance.

Our options-based overlay strategy has the potential to reduce the Fund’s volatility. Since its inception, the realized daily volatility of the Fund has been 9.17% compared to the realized annualized volatility of the S&P 500® Index of 18.41%. During the Reporting Period, the realized daily volatility of the Fund was 7.34% compared to the realized volatility of the S&P 500® Index of 11.00%.[1]

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index call options and equity index put options as part of the Fund’s options-based overlay. The use of these derivatives had a negative impact on the Fund’s performance. In addition, as part of its equity strategy, the Fund employed equity index futures, which had a positive impact on performance during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight in the health care and consumer staples sectors relative to the S&P 500® Index. Compared to the S&P 500® Index, the Fund was underweight the financials, energy, materials and real estate sectors. The Fund was rather neutral compared to the S&P 500® Index in the information technology, consumer discretionary, communication services, industrials and utilities sectors at the end of the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no significant changes to our quantitative model during the Reporting Period, though we optimized some of our existing techniques.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we planned to continue employing our options-based overlay strategy, which may provide lower volatility and enhanced downside protection for the Fund, as we seek to provide investors with favorable risk-adjusted returns.

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on Goldman Sachs Asset Management calculations.

9

FUND BASICS

Defensive Equity Fund

as of December 31, 2021

TOP TEN EQUITY HOLDINGS AS OF 12/31/21[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.7%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	6.3	Software
Alphabet, Inc. Class A	4.3	Interactive Media & Services
Amazon.com, Inc.	3.6	Internet & Direct Marketing Retail
Tesla, Inc.	2.2	Automobiles
Meta Platforms, Inc. Class A	2.1	Interactive Media & Services
NVIDIA Corp.	1.9	Semiconductors & Semiconductor Equipment
UnitedHealth Group, Inc.	1.5	Health Care Providers & Services
Johnson & Johnson	1.4	Pharmaceuticals
JPMorgan Chase & Co.	1.4	Banks

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Performance Summary

December 31, 2021

The following graph shows the value as of December 31, 2021, of a $1,000,000 investment made on September 30, 2020 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 (TR, Unhedged, USD) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Defensive Equity Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from September 30, 2020 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Since Inception
Class A (Commenced September 30, 2020)
Excluding sales charges	13.88%	12.74%
Including sales charges	7.65%	7.76%

Class C (Commenced September 30, 2020)
Excluding contingent deferred sales charges	12.97%	11.82%
Including contingent deferred sales charges	11.88%	11.79%

Institutional (Commenced September 30, 2020)	14.24%	13.09%

Investor (Commenced September 30, 2020)	14.12%	12.96%

Class R6 (Commenced September 30, 2020)	14.25%	13.09%

Class R (Commenced September 30, 2020)	13.54%	12.40%

Class P (Commenced September 30, 2020)	14.24%	13.09%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

FUND BASICS

Index Definitions

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

The S&P GSCI® is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the S&P GSCI® on the basis of liquidity and are weighted by their respective world production quantities. The figures for the S&P GSCI® do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Commodity Total Return index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills. It is not possible to invest in an unmanaged index.

12

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 16.6%
U.S.Treasury Notes
39,250,000	1.750	%(a)	02/28/22	$39,349,658
47,000,000	1.875		05/31/22	47,326,797

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $86,706,326)				$86,676,455

Shares	Dividend Rate			Value

Investment Company(b) – 14.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
73,228,627	0.026%			$73,228,627
(Cost $73,228,627)

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments(c) – 63.4%
U.S. Treasury Obligations – 63.4%
U.S.Treasury Bills
71,000,000	0.000	%(a)	01/27/22	$70,999,072
53,800,000	0.000		02/24/22	53,797,863
53,800,000	0.000		03/17/22	53,794,567
22,000,000	0.000	(a)	03/31/22	21,997,200
130,000,000	0.000		06/30/22	129,881,087

TOTAL SHORT-TERM INVESTMENTS
(Cost $330,463,217)				$330,469,789

TOTAL INVESTMENTS – 94.1%
(Cost $490,398,170)				$490,374,871

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.9%				31,017,314

NET ASSETS – 100.0%				$521,392,185

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Represents an Affiliated issuer.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviation:
USD	—U.S. Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude	535	01/31/22	$41,612,300	$1,222,076
Copper	171	01/17/22	41,670,563	850,428
Corn	72	03/14/22	2,135,700	(6,750)
Crude Oil	626	02/22/22	46,874,880	(955,884)
Crude Oil	46	01/20/22	3,459,660	368,534
Crude Oil	9	03/22/22	670,050	50,752
Gold 100 Oz	129	02/24/22	23,588,940	(83,754)
Lean Hogs	32	02/14/22	1,042,880	(24,101)
Low Sulphur Gas Oil	185	02/10/22	12,325,625	213,927
Natural Gas	206	03/29/22	7,224,420	(2,476)
Natural Gas	696	02/24/22	24,756,720	(10,404,333)
Natural Gas	368	01/27/22	13,726,400	(314,857)
Nikhel	81	01/17/22	10,144,521	469,259
Platinum	137	04/27/22	6,618,470	21,794
Primary Aluminum	94	01/17/22	6,587,050	482,015
Silver	125	03/29/22	14,595,000	(807,321)
Soyabean	191	03/14/22	8,569,647	603,457
Wheat	61	03/14/22	2,407,675	(128,013)
Zinc	142	01/17/22	12,709,000	1,413,714

Total				$(7,031,533)

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Cattle	(118)	02/28/22	$(6,593,840)	$(86,657)
Cocoa	(196)	03/16/22	(4,939,200)	(256,344)
Coffee	(38)	03/21/22	(3,221,925)	16,892
Copper	(135)	05/26/22	(15,030,563)	(498,642)
Copper	(183)	03/29/22	(20,420,512)	(792,658)
Cotton No. 2	(103)	03/09/22	(5,798,900)	111,315
Crude Oil	(1,335)	04/20/22	(98,709,900)	(10,466,895)
FCOJ-A	(18)	03/11/22	(377,865)	(5,283)
Gasoline RBOB	(24)	01/31/22	(2,242,397)	(103,902)
Natural Gas	(828)	04/27/22	(29,187,000)	1,126,824
NY Harbor ULSD	(51)	01/31/22	(4,980,793)	(302,791)
Sugar No. 11	(169)	02/28/22	(3,573,606)	260,621

Total				$(10,997,520)

TOTAL FUTURES CONTRACTS				$(18,029,053)

SWAP CONTRACTS — At December 31, 2021, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/ Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*
CRB 1M Forward Index	3M USD LIBOR+0.024%	Citibank NA	01/31/22	$121,299	$(758)
CRB 1M Forward Index	3M USD LIBOR+0.025	Merrill Lynch & Co., Inc.	01/31/22	183,732	(1,201)
CRB 1M Forward Index	3M USD LIBOR+0.025	UBS AG (London)	01/31/22	129,715	(849)

TOTAL					$(2,808)

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.

Abbreviation:
CRB 1M Forward Index	—Commodity Research Bureau 1 Month Forward Index

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 93.9%
Aerospace & Defense – 0.6%
488	Raytheon Technologies Corp.	$41,997

Air Freight & Logistics – 0.6%
205	United Parcel Service, Inc. Class B	43,940

Automobiles* – 2.2%
147	Tesla, Inc.	155,347

Banks – 3.0%
1,515	Bank of America Corp.	67,402
612	JPMorgan Chase & Co.	96,910
906	Wells Fargo & Co.	43,470

		207,782

Beverages – 1.8%
370	PepsiCo, Inc.	64,273
1,034	The Coca-Cola Co.	61,223

		125,496

Biotechnology – 1.1%
390	AbbVie, Inc.	52,806
98	Vertex Pharmaceuticals, Inc.*	21,521

		74,327

Building Products – 1.0%
464	Carrier Global Corp.	25,168
256	Johnson Controls International PLC	20,815
112	Trane Technologies PLC	22,627

		68,610

Capital Markets – 2.2%
33	BlackRock, Inc.	30,213
209	Intercontinental Exchange, Inc.	28,585
58	Moody’s Corp.	22,654
86	S&P Global, Inc.	40,586
352	The Charles Schwab Corp.	29,603

		151,641

Chemicals – 1.5%
85	Air Products & Chemicals, Inc.	25,862
119	Linde PLC	41,225
100	The Sherwin-Williams Co.	35,216

		102,303

Commercial Services & Supplies – 1.0%
46	Cintas Corp.	20,386
121	Republic Services, Inc.	16,874
187	Waste Management, Inc.	31,210

		68,470

Communications Equipment – 0.8%
898	Cisco Systems, Inc.	56,906

Consumer Finance – 0.4%
165	American Express Co.	26,994

Diversified Telecommunication Services – 0.8%
1,117	Verizon Communications, Inc.	58,039

Common Stocks – (continued)
Electric Utilities – 1.7%
198	American Electric Power Co., Inc.	17,616
263	Duke Energy Corp.	27,589
467	NextEra Energy, Inc.	43,599
382	The Southern Co.	26,197

		115,001

Electrical Equipment – 0.9%
164	Eaton Corp. PLC	28,343
192	Emerson Electric Co.	17,850
47	Rockwell Automation, Inc.	16,396

		62,589

Electronic Equipment, Instruments & Components – 1.1%
386	Corning, Inc.	14,371
72	Keysight Technologies, Inc.*	14,869
159	TE Connectivity Ltd.	25,653
33	Zebra Technologies Corp. Class A*	19,641

		74,534

Entertainment* – 1.9%
108	Netflix, Inc.	65,063
413	The Walt Disney Co.	63,970

		129,033

Equity Real Estate Investment Trusts (REITs) – 1.5%
116	American Tower Corp.	33,930
242	Prologis, Inc.	40,743
73	Public Storage	27,343

		102,016

Food & Staples Retailing – 1.9%
119	Costco Wholesale Corp.	67,556
444	Walmart, Inc.	64,243

		131,799

Food Products – 1.3%
250	General Mills, Inc.	16,845
481	Mondelez International, Inc. Class A	31,895
104	The Hershey Co.	20,121
553	The Kraft Heinz Co.	19,853

		88,714

Health Care Equipment & Supplies – 4.5%
379	Abbott Laboratories	53,340
38	Align Technology, Inc.*	24,973
115	Becton Dickinson & Co.	28,920
568	Boston Scientific Corp.*	24,129
36	DexCom, Inc.*	19,330
269	Edwards Lifesciences Corp.*	34,849
44	IDEXX Laboratories, Inc.*	28,972
90	Intuitive Surgical, Inc.*	32,337
299	Medtronic PLC	30,932
128	Stryker Corp.	34,230

		312,012

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – 2.3%
305	CVS Health Corp.	$31,464
90	HCA Healthcare, Inc.	23,123
203	UnitedHealth Group, Inc.	101,934

		156,521

Hotels, Restaurants & Leisure – 2.1%
15	Booking Holdings, Inc.*	35,988
14	Chipotle Mexican Grill, Inc.*	24,476
177	McDonald’s Corp.	47,448
349	Starbucks Corp.	40,823

		148,735

Household Products – 1.5%
246	Colgate-Palmolive Co.	20,994
502	The Procter & Gamble Co.	82,117

		103,111

Industrial Conglomerates – 1.2%
208	3M Co.	36,947
226	Honeywell International, Inc.	47,123

		84,070

Insurance – 1.6%
87	Aon PLC Class A	26,149
140	Chubb Ltd.	27,063
219	Marsh & McLennan Cos., Inc.	38,067
217	The Progressive Corp.	22,275

		113,554

Interactive Media & Services* – 6.4%
104	Alphabet, Inc. Class A	301,292
427	Meta Platforms, Inc. Class A	143,622

		444,914

Internet & Direct Marketing Retail* – 3.6%
75	Amazon.com, Inc.	250,075

IT Services – 5.1%
165	Accenture PLC Class A	68,401
136	Automatic Data Processing, Inc.	33,535
225	Fidelity National Information Services, Inc.	24,559
50	Gartner, Inc.*	16,716
200	Mastercard, Inc. Class A	71,864
294	PayPal Holdings, Inc.*	55,442
370	Visa, Inc. Class A	80,183

		350,700

Life Sciences Tools & Services – 2.4%
161	Agilent Technologies, Inc.	25,704
177	Danaher Corp.	58,235
75	IQVIA Holdings, Inc.*	21,160
97	Thermo Fisher Scientific, Inc.	64,722

		169,821

Machinery – 1.2%
186	Caterpillar, Inc.	38,454
71	Deere & Co.	24,345

Common Stocks – (continued)
Machinery – (continued)
251	Otis Worldwide Corp.	21,854

		84,653

Media – 0.7%
929	Comcast Corp. Class A	46,757

Multi-Utilities – 0.4%
351	Dominion Energy, Inc.	27,575

Multiline Retail – 0.4%
135	Target Corp.	31,244

Oil, Gas & Consumable Fuels – 0.8%
954	Exxon Mobil Corp.	58,375

Personal Products – 0.4%
82	The Estee Lauder Cos., Inc. Class A	30,356

Pharmaceuticals – 4.8%
539	Bristol-Myers Squibb Co.	33,607
181	Eli Lilly & Co.	49,996
575	Johnson & Johnson	98,365
585	Merck & Co., Inc.	44,834
1,111	Pfizer, Inc.	65,604
160	Zoetis, Inc.	39,045

		331,451

Professional Services – 0.6%
66	Equifax, Inc.	19,324
84	Verisk Analytics, Inc.	19,213

		38,537

Road & Rail – 1.2%
70	Norfolk Southern Corp.	20,840
47	Old Dominion Freight Line, Inc.	16,844
186	Union Pacific Corp.	46,859

		84,543

Semiconductors & Semiconductor Equipment – 4.6%
336	Advanced Micro Devices, Inc.*	48,350
874	Intel Corp.	45,011
456	NVIDIA Corp.	134,114
232	QUALCOMM, Inc.	42,426
269	Texas Instruments, Inc.	50,699

		320,600

Software – 10.2%
122	Adobe, Inc.*	69,181
73	Fortinet, Inc.*	26,236
64	Intuit, Inc.	41,166
1,293	Microsoft Corp.	434,862
396	Oracle Corp.	34,535
251	salesforce.com, Inc.*	63,787
54	ServiceNow, Inc.*	35,052

		704,819

Specialty Retail – 2.7%
196	Lowe’s Cos., Inc.	50,662
36	O’Reilly Automotive, Inc.*	25,425

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – (continued)
227	The Home Depot, Inc.	$94,207
62	Tractor Supply Co.	14,793

		185,087

Technology Hardware, Storage & Peripherals – 6.7%
2,609	Apple, Inc.	463,280

Textiles, Apparel & Luxury Goods – 0.9%
367	NIKE, Inc. Class B	61,168

Trading Companies & Distributors – 0.3%
310	Fastenal Co.	19,859

TOTAL COMMON STOCKS
(Cost $6,098,942)		$6,507,355

Shares	Dividend Rate	Value

Investment Company(a) – 6.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
420,723	0.026%	$420,723
(Cost $420,723)

TOTAL INVESTMENTS – 100.0%
(Cost $6,519,665)		$6,928,078

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		3,091

NET ASSETS – 100.0%		$6,931,169

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated issuer.

Investment Abbreviation:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	2	03/18/22	$475,850	$9,884

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2021, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
S&P 500 Index	$4,385.00	01/31/2022	5	$2,192,500	$6,425	$44,584	$(38,159)
S&P 500 Index	4,415.00	02/28/2022	5	2,207,500	19,175	69,880	(50,705)
S&P 500 Index	4,555.00	03/31/2022	5	2,277,500	46,500	47,954	(1,454)

Total purchased option contracts			15	$6,677,500	$72,100	$162,418	$(90,318)
Written option contracts
Calls
S&P 500 Index	4,840.00	02/28/2022	(5)	(2,420,000)	(32,450)	(24,432)	(8,018)
S&P 500 Index	4,760.00	01/31/2022	(5)	(2,380,000)	(38,100)	(26,902)	(11,198)
S&P 500 Index	4,945.00	03/31/2022	(5)	(2,472,500)	(26,775)	(28,296)	1,521

			(15)	$(7,272,500)	$(97,325)	$(79,630)	$(17,695)

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts
S&P 500 Index	$3,860.00	02/28/2022	(5)	$(1,930,000)	$(5,275)	$(26,607)	$21,332
S&P 500 Index	3,890.00	01/31/2022	(5)	(1,945,000)	(1,900)	(16,122)	14,222
S&P 500 Index	4,030.00	03/31/2022	(5)	(2,015,000)	(16,050)	(16,246)	196
			(15)	$(5,890,000)	$(23,225)	$(58,975)	$35,750

Total written option contracts			(30)	$(13,162,500)	$(120,550)	$(138,605)	$18,055

TOTAL			(15)	$(6,485,000)	$(48,450)	$23,813	$(72,263)

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Statements of Assets and Liabilities

December 31, 2021

	Commodity Strategy Fund(a)	Defensive Equity Fund
Assets:
Investments of unaffiliated issuers, at value (cost $417,169,543 and $6,098,942, respectively)	$417,146,244	$6,507,355
Investments of affiliated issuers, at value (cost $73,228,627 and $420,723, respectively)	73,228,627	420,723
Purchased options, at value (premium paid $0 and $162,418, respectively)	—	72,100
Cash	—	107,838
Variation margin on futures contracts	4,097,655	—
Receivables:
Due from broker — upfront payment	25,780,393	—
Investments sold	20,528,338	1,135,288
Collateral on certain derivative contracts(b)	—	25,300
Fund shares sold	281,378	—
Dividends and interest	180,419	3,222
Reimbursement from investment adviser	48,912	—
Other assets	75,211	49,922
Total assets	541,367,177	8,321,748

Liabilities:
Due to custodian (overdraft)	19,033,905	—
Written option contracts, at value (premium received $0 and $138,605, respectively)	—	120,550
Unrealized loss on swap contracts	2,808	—
Variation margin on futures contracts	—	1,375
Payables:
Management fees	215,495	2,981
Fund shares redeemed	183,556	—
Distribution and Service fees and Transfer Agency fees	33,653	435
Investments purchased	1,371	1,133,983
Accrued expenses	504,204	131,255
Total liabilities	19,974,992	1,390,579

Net Assets:
Paid-in capital	536,111,139	6,555,574
Total distributable earnings (loss)	(14,718,954)	375,595
NET ASSETS	$521,392,185	$6,931,169
Net Assets:
Class A	$40,183,452	$315,031
Class C	3,125,038	100,430
Institutional	206,781,979	6,282,740
Investor	33,336,983	58,285
Class R6	94,835,518	58,379
Class R	3,271,486	57,924
Class P	139,857,729	58,380
Total Net Assets	$521,392,185	$6,931,169
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,515,052	29,444
Class C	378,740	9,448
Institutional	22,870,930	586,204
Investor	3,685,957	5,438
Class R6	10,463,689	5,446
Class R	375,643	5,414
Class P	15,437,384	5,446
Net asset value, offering and redemption price per share:(c)
Class A	$8.90	$10.70
Class C	8.25	10.63
Institutional	9.04	10.72
Investor	9.04	10.72
Class R6	9.06	10.72
Class R	8.71	10.70
Class P	9.06	10.72

(a)	Statement of Assets and Liabilities for the Commodity Strategy Fund is consolidated and include the balance of a wholly-owned subsidiary, Cayman Commodity-CSF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures
Defensive Equity	$25,300

(c)	Maximum public offering price per share for Class A Shares of the Commodity Strategy Fund and Defensive Equity Fund is $9.42 and $11.32, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ALTERNATIVE FUNDS II

Statements of Operations

For the Fiscal Year Ended December 31, 2021

	Commodity Strategy Fund(a)	Defensive Equity Fund
Investment income:

Interest	$66,400	$—

Dividends — affiliated issuers	18,980	57

Dividends — unaffiliated issuers	—	67,334

Total investment income	85,380	67,391

Expenses:

Management fees	2,242,669	32,714

Professional fees	286,544	96,782

Printing and mailing costs	202,942	56,108

Transfer Agency fees(b)	172,672	2,836

Custody, accounting and administrative services	152,745	30,650

Registration fees	95,156	51,453

Distribution and Service (12b-1) fees(b)	89,238	1,100

Trustee fees	19,625	19,075

Service fees — Class C	5,123	155

Amortization of offering costs	—	259,263

Other	46,443	32,536

Total expenses	3,313,157	582,672

Less — expense reductions	(935,549)	(545,890)

Net expenses	2,377,608	36,782

NET INVESTMENT INCOME (LOSS)	(2,292,228)	30,609

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	2,798,220	1,170,652

Purchased options	—	(590,643)

Futures contracts	20,368,205	105,960

Written options	—	97,955

Swap contracts	88,959,068	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(3,470,928)	71,241

Purchased options	—	(88,117)

Futures contracts	(18,153,353)	(1,090)

Written options	—	21,513

Swap contracts	(2,848)	—

Net realized and unrealized gain	90,498,364	787,471

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$88,206,136	$818,080

(a)	Statement of Operations for Commodity Strategy Fund is consolidated and include the balance of a wholly-owned subsidiary, Cayman Commodity-CSF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and/or Service (12b-1) and Transfer Agent fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agent Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Commodity Strategy	$59,505	$15,368	$14,365	$28,562	$2,459	$68,918	$19,555	$27,842	$3,448	$21,888
Defensive Equity	364	464	272	232	99	2,299	87	16	87	16

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Statements of Changes in Net Assets

	Commodity Strategy Fund(a)		Defensive Equity Fund
	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2021	For the Period Ended December 31, 2020(b)
From operations:
Net investment income (loss)	$(2,292,228)	$(264,652)	$30,609	$10,363
Net realized gain (loss)	112,125,493	(52,273,359)	783,924	(245,088)
Net change in unrealized gain (loss)	(21,627,129)	1,808,856	3,547	342,487
Net increase (decrease) in net assets resulting from operations	88,206,136	(50,729,155)	818,080	107,762

Distributions to shareholders:
From distributable earnings:
Class A Shares	(5,752,510)	(35,886)	(17,059)	(108)
Class C Shares	(463,509)	—	(7,588)	(4)
Institutional Shares	(31,246,856)	(485,058)	(497,162)	(10,372)
Investor Shares	(5,021,769)	(10,293)	(4,551)	(89)
Class R6 Shares	(13,507,757)	(249,795)	(4,623)	(105)
Class R Shares	(463,777)	(2,158)	(4,340)	(26)
Class P Shares	(20,048,961)	(2,720)	(4,623)	(105)
Total distributions to shareholders	(76,505,139)	(785,910)	(539,946)	(10,809)

From share transactions:
Proceeds from sales of shares	336,827,798	138,603,930	1,097,648	5,427,072
Reinvestment of distributions	65,973,579	614,812	539,946	10,809
Cost of shares redeemed	(125,874,133)	(131,532,145)	(519,323)	(70)
Net increase in net assets resulting from share transactions	276,927,244	7,686,597	1,118,271	5,437,811
TOTAL INCREASE (DECREASE)	288,628,241	(43,828,468)	1,396,405	5,534,764

Net assets:
Beginning of year	232,763,944	276,592,412	5,534,764	—
End of year	$521,392,185	$232,763,944	$6,931,169	$5,534,764

(a)	Statements of Changes in Net Assets for the Commodity Strategy Fund is consolidated and include the balance of a wholly-owned subsidiary, Cayman Commodity-CSF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on September 30, 2020.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.79	$10.17	$9.66	$11.49	$11.68

Net investment income (loss)(a)	(0.09)	(0.03)	0.14	0.10	0.02

Net realized and unrealized gain (loss)	2.67	(2.33)	1.44	(1.84)	0.43

Total from investment operations	2.58	(2.36)	1.58	(1.74)	0.45

Distributions to shareholders from net investment income	(1.47)	(0.02)	(0.18)	(0.09)	(0.52)

Distributions to shareholders from return of capital	—	—	(0.89)	—	(0.12)

Total distributions	(1.47)	(0.02)	(1.07)	(0.09)	(0.64)

Net asset value, end of year	$8.90	$7.79	$10.17	$9.66	$11.49

Total return(b)	33.03%	(23.16)%	16.31%	(15.17)%	3.95%

Net assets, end of year (in 000s)	$40,183	$15,324	$22,569	$25,351	$46,809

Ratio of net expenses to average net assets	0.92%	0.80%	0.84%	0.84%	0.86%

Ratio of total expenses to average net assets	1.08%	1.28%	1.09%	1.01%	1.01%

Ratio of net investment income (loss) to average net assets	(0.90)%	(0.39)%	1.34%	0.88%	0.16%

Portfolio turnover rate(c)	83%	70%	52%	46%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.32	$9.61	$9.17	$10.92	$11.15

Net investment income (loss)(a)	(0.15)	(0.08)	0.08	0.02	(0.07)

Net realized and unrealized gain (loss)	2.50	(2.21)	1.35	(1.75)	0.42

Total from investment operations	2.35	(2.29)	1.43	(1.73)	0.35

Distributions to shareholders from net investment income	(1.42)	—	(0.17)	(0.02)	(0.46)

Distributions to shareholders from return of capital	—	—	(0.82)	—	(0.12)

Total distributions	(1.42)	—	(0.99)	(0.02)	(0.58)

Net asset value, end of year	$8.25	$7.32	$9.61	$9.17	$10.92

Total return(b)	32.04%	(23.77)%	15.54%	(15.84)%	3.16%

Net assets, end of year (in 000s)	$3,125	$1,340	$2,271	$2,472	$2,949

Ratio of net expenses to average net assets	1.67%	1.55%	1.59%	1.59%	1.61%

Ratio of total expenses to average net assets	1.83%	2.03%	1.84%	1.76%	1.76%

Ratio of net investment income (loss) to average net assets	(1.65)%	(1.12)%	0.81%	0.14%	(0.68)%

Portfolio turnover rate(c)	83%	70%	52%	46%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.88	$10.28	$9.74	$11.61	$11.80

Net investment income (loss)(a)	(0.06)	(0.01)	0.09	0.15	0.09

Net realized and unrealized gain (loss)	2.71	(2.36)	1.56	(1.88)	0.40

Total from investment operations	2.65	(2.37)	1.65	(1.73)	0.49

Distributions to shareholders from net investment income	(1.49)	(0.03)	(0.19)	(0.14)	(0.56)

Distributions to shareholders from return of capital	—	—	(0.92)	—	(0.12)

Total distributions	(1.49)	(0.03)	(1.11)	(0.14)	(0.68)

Net asset value, end of year	$9.04	$7.88	$10.28	$9.74	$11.61

Total return(b)	33.52%	(22.96)%	16.77%	(14.89)%	4.28%

Net assets, end of year (in 000s)	$206,782	$127,172	$156,673	$259,239	$314,888

Ratio of net expenses to average net assets	0.59%	0.47%	0.50%	0.50%	0.52%

Ratio of total expenses to average net assets	0.75%	0.96%	0.74%	0.66%	0.66%

Ratio of net investment income (loss) to average net assets	(0.57)%	(0.10)%	0.81%	1.23%	0.78%

Portfolio turnover rate(c)	83%	70%	52%	46%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Investor Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.89	$10.29	$9.75	$11.61	$11.81

Net investment income (loss)(a)	(0.07)	(0.01)	(0.04)	0.14	(0.02)

Net realized and unrealized gain (loss)	2.71	(2.37)	1.68	(1.87)	0.49

Total from investment operations	2.64	(2.38)	1.64	(1.73)	0.47

Distributions to shareholders from net investment income	(1.49)	(0.02)	(0.18)	(0.13)	(0.55)

Distributions to shareholders from return of capital	—	—	(0.92)	—	(0.12)

Total distributions	(1.49)	(0.02)	(1.10)	(0.13)	(0.67)

Net asset value, end of year	$9.04	$7.89	$10.29	$9.75	$11.61

Total return(b)	33.33%	(22.99)%	16.73%	(14.97)%	4.08%

Net assets, end of year (in 000s)	$33,337	$3,115	$6,651	$8,272	$8,586

Ratio of net expenses to average net assets	0.67%	0.55%	0.59%	0.59%	0.61%

Ratio of total expenses to average net assets	0.81%	1.02%	0.83%	0.75%	0.75%

Ratio of net investment income (loss) to average net assets	(0.66)%	(0.09)%	(0.36)%	1.15%	(0.18)%

Portfolio turnover rate(c)	83%	70%	52%	46%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Class R6 Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.90	$10.30	$9.76	$11.62	$11.80

Net investment income (loss)(a)	(0.05)	(0.01)	0.38	0.14	(0.45)

Net realized and unrealized gain (loss)	2.70	(2.36)	1.27	(1.87)	0.95

Total from investment operations	2.65	(2.37)	1.65	(1.73)	0.50

Distributions to shareholders from net investment income	(1.49)	(0.03)	(0.19)	(0.13)	(0.56)

Distributions to shareholders from return of capital	—	—	(0.92)	—	(0.12)

Total distributions	(1.49)	(0.03)	(1.11)	(0.13)	(0.68)

Net asset value, end of year	$9.06	$7.90	$10.30	$9.76	$11.62

Total return(b)	33.44%	(22.92)%	16.87%	(14.96)%	4.29%

Net assets, end of year (in 000s)	$94,836	$83,227	$85,170	$182	$90

Ratio of net expenses to average net assets	0.58%	0.46%	0.49%	0.49%	0.50%

Ratio of total expenses to average net assets	0.75%	0.96%	0.75%	0.68%	0.66%

Ratio of net investment income (loss) to average net assets	(0.55)%	(0.09)%	3.52%	1.15%	(4.04)%

Portfolio turnover rate(c)	83%	70%	52%	46%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Class R Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.64	$9.99	$9.50	$11.31	$11.51

Net investment income (loss)(a)	(0.11)	(0.05)	0.16	0.07	(0.04)

Net realized and unrealized gain (loss)	2.62	(2.29)	1.38	(1.81)	0.45

Total from investment operations	2.51	(2.34)	1.54	(1.74)	0.41

Distributions to shareholders from net investment income	(1.44)	(0.01)	(0.18)	(0.07)	(0.49)

Distributions to shareholders from return of capital	—	—	(0.87)	—	(0.12)

Total distributions	(1.44)	(0.01)	(1.05)	(0.07)	(0.61)

Net asset value, end of year	$8.71	$7.64	$9.99	$9.50	$11.31

Total return(b)	32.73%	(23.36)%	16.11%	(15.40)%	3.60%

Net assets, end of year (in 000s)	$3,271	$1,903	$2,280	$2,233	$2,892

Ratio of net expenses to average net assets	1.17%	1.05%	1.09%	1.09%	1.11%

Ratio of total expenses to average net assets	1.33%	1.54%	1.34%	1.25%	1.26%

Ratio of net investment income (loss) to average net assets	(1.15)%	(0.68)%	1.53%	0.64%	(0.40)%

Portfolio turnover rate(c)	83%	70%	52%	46%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund
	Class P Shares
	Year Ended December 31,			Period Ended December 31, 2018*
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$7.90	$10.29	$9.76	$12.11

Net investment income (loss)(a)	(0.06)	— (b)	(0.25)	0.12

Net realized and unrealized gain (loss)	2.71	(2.36)	1.89	(2.33)

Total from investment operations	2.65	(2.36)	1.64	(2.21)

Distributions to shareholders from net investment income	(1.49)	(0.03)	(0.19)	(0.14)

Distributions to shareholders from return of capital	—	—	(0.92)	—

Total distributions	(1.49)	(0.03)	(1.11)	(0.14)

Net asset value, end of period	$9.06	$7.90	$10.29	$9.76

Total return(c)	33.46%	(22.84)%	16.73%	(18.31)%

Net assets, end of period (in 000s)	$139,858	$684	$977	$3,167

Ratio of net expenses to average net assets	0.58%	0.45%	0.48%	0.45	%(d)

Ratio of total expenses to average net assets	0.72%	0.94%	0.72%	0.65	%(d)

Ratio of net investment income (loss) to average net assets	(0.57)%	(0.04)%	(2.28)%	1.43	%(d)

Portfolio turnover rate(e)	83%	70%	52%	46%

*	Commenced operations on April 17, 2018.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Defensive Equity Fund
	Class A Shares
	Year Ended December 31, 2021	Period Ended December 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.19	$10.00

Net investment income(b)	0.02	0.01

Net realized and unrealized gain (loss)	1.39	0.19

Total from investment operations	1.41	0.20

Distributions to shareholders from net investment income	(0.03)	(0.01)

Distributions to shareholders from net realized gains	(0.87)	—	(c)

Total distributions	(0.90)	(0.01)

Net asset value, end of period	$10.70	$10.19

Total return(d)	13.88%	2.04%

Net assets, end of period (in 000s)	$315	$79

Ratio of net expenses to average net assets	0.94%	0.94	%(e)

Ratio of total expenses to average net assets	8.09%	10.42	%(e)

Ratio of net investment income to average net assets	0.14%	0.42	%(e)

Portfolio turnover rate(f)	305%	26%

(a)	Commenced operations on September 30, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Defensive Equity Fund
	Class C Shares
	Year Ended December 31, 2021	Period Ended December 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.18	$10.00

Net investment loss(b)	(0.06)	(0.01)

Net realized and unrealized gain	1.38	0.19

Total from investment operations	1.32	0.18

Distributions to shareholders from net realized gains	(0.87)	—	(c)

Net asset value, end of period	$10.63	$10.18

Total return(d)	12.97%	1.81%

Net assets, end of period (in 000s)	$100	$51

Ratio of net expenses to average net assets	1.69%	1.69	%(e)

Ratio of total expenses to average net assets	9.66%	11.70	%(e)

Ratio of net investment loss to average net assets	(0.59)%	(0.28	)%(e)

Portfolio turnover rate(f)	305%	26%

(a)	Commenced operations on September 30, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Defensive Equity Fund
	Institutional Shares
	Year Ended December 31, 2021	Period Ended December 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.19	$10.00

Net investment income(b)	0.06	0.02

Net realized and unrealized gain	1.39	0.19

Total from investment operations	1.45	0.21

Distributions to shareholders from net investment income	(0.05)	(0.02)

Distributions to shareholders from net realized gains	(0.87)	—	(c)

Total distributions	(0.92)	(0.02)

Net asset value, end of period	$10.72	$10.19

Total return(d)	14.24%	2.11%

Net assets, end of period (in 000s)	$6,283	$5,201

Ratio of net expenses to average net assets	0.57%	0.57	%(e)

Ratio of total expenses to average net assets	9.46%	10.45	%(e)

Ratio of net investment income to average net assets	0.52%	0.84	%(e)

Portfolio turnover rate(f)	305%	26%

(a)	Commenced operations on September 30, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Defensive Equity Fund
	Investor Shares
	Year Ended December 31, 2021	Period Ended December 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.19	$10.00

Net investment income(b)	0.04	0.02

Net realized and unrealized gain	1.40	0.19

Total from investment operations	1.44	0.21

Distributions to shareholders from net investment income	(0.04)	(0.02)

Distributions to shareholders from net realized gains	(0.87)	—	(c)

Total distributions	(0.91)	(0.02)

Net asset value, end of period	$10.72	$10.19

Total return(d)	14.12%	2.08%

Net assets, end of period (in 000s)	$58	$51

Ratio of net expenses to average net assets	0.69%	0.69	%(e)

Ratio of total expenses to average net assets	9.60%	10.70	%(e)

Ratio of net investment income to average net assets	0.40%	0.72	%(e)

Portfolio turnover rate(f)	305%	26%

(a)	Commenced operations on September 30, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Defensive Equity Fund
	Class R6 Shares
	Year Ended December 31, 2021	Period Ended December 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.19	$10.00

Net investment income(b)	0.06	0.02

Net realized and unrealized gain	1.39	0.19

Total from investment operations	1.45	0.21

Distributions to shareholders from net investment income	(0.05)	(0.02)

Distributions to shareholders from net realized gains	(0.87)	—	(c)

Total distributions	(0.92)	(0.02)

Net asset value, end of period	$10.72	$10.19

Total return(d)	14.25%	2.11%

Net assets, end of period (in 000s)	$58	$51

Ratio of net expenses to average net assets	0.56%	0.57	%(e)

Ratio of total expenses to average net assets	9.47%	10.58	%(e)

Ratio of net investment income to average net assets	0.53%	0.84	%(e)

Portfolio turnover rate(f)	305%	26%

(a)	Commenced operations on September 30, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Defensive Equity Fund
	Class R Shares
	Year Ended December 31, 2021	Period Ended December 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.19	$10.00

Net investment income (loss)(b)	(0.01)	0.01

Net realized and unrealized gain	1.39	0.19

Total from investment operations	1.38	0.20

Distributions to shareholders from net investment income	—	(0.01)

Distributions to shareholders from net realized gains	(0.87)	—	(c)

Total distributions	(0.87)	(0.01)

Net asset value, end of period	$10.70	$10.19

Total return(d)	13.54%	1.95%

Net assets, end of period (in 000s)	$58	$51

Ratio of net expenses to average net assets	1.19%	1.19	%(e)

Ratio of total expenses to average net assets	10.10%	11.20	%(e)

Ratio of net investment income (loss) to average net assets	(0.09)%	0.22	%(e)

Portfolio turnover rate(f)	305%	26%

(a)	Commenced operations on September 30, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Defensive Equity Fund
	Class P Shares
	Year Ended December 31, 2021	Period Ended December 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.19	$10.00

Net investment income(b)	0.06	0.02

Net realized and unrealized gain	1.39	0.19

Total from investment operations	1.45	0.21

Distributions to shareholders from net investment income	(0.05)	(0.02)

Distributions to shareholders from net realized gains	(0.87)	—	(c)

Total distributions	(0.92)	(0.02)

Net asset value, end of period	$10.72	$10.19

Total return(d)	14.24%	2.11%

Net assets, end of period (in 000s)	$58	$51

Ratio of net expenses to average net assets	0.56%	0.56	%(e)

Ratio of total expenses to average net assets	9.47%	10.57	%(e)

Ratio of net investment income to average net assets	0.53%	0.85	%(e)

Portfolio turnover rate(f)	305%	26%

(a)	Commenced operations on September 30, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements

December 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Shares Classes Offered	Diversified/ Non-diversified
Commodity Strategy	A, C, Institutional, Investor, R6, R and P	Diversified
Defensive Equity	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class A Shares of the Defensive Equity Fund are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements with the Trust. Core Commodity Management, LLC (“Core Commodity” or the “Sub-Adviser”) serves as a sub-adviser to the Commodity Strategy Fund. GSAM compensates the Sub- Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Commodity Strategy Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for Commodity Strategy Fund — Cayman Commodity-CSF, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Commodity Strategy Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to control its Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of December 31, 2021, the Fund’s net assets were $521,392,185, of which $117,796,434, or 22.6%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

GOLDMAN SACHS ALTERNATIVE FUNDS II

2 SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement and Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E.  Offering Costs — Offering costs paid in connection with the initial offering of shares of the Defensive Equity Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Commodity Strategy	Semi-Annually	Annually
Defensive Equity	Annually	Annually

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Commodity Strategy Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods. Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statement and Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS ALTERNATIVE FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement and Consolidated Statement of Assets and Liabilities as receivables/ payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule and Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iii.  Swap Contracts —. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

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Notes to Financial Statements (continued)

December 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2021:

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Obligations	$86,676,455	$—	$—

Investment Company	73,228,627	—	—

Short-term Investments	330,469,789	—	—

Total	$490,374,871	$—	$—

Derivative Type

Assets(a)

Futures Contracts	$7,211,608	$—	$—

Liabilities(a)

Futures Contracts	$(25,240,661)	$—	$—

Total Return Swap Contracts	—	(2,808)	—

Total	$(25,240,661)	$(2,808)	$—

DEFENSIVE EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(b)

Europe	$242,050	$—	$—

North America	6,265,305	—	—

Investment Company	420,723	—	—

Total	$6,928,078	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

GOLDMAN SACHS ALTERNATIVE FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

DEFENSIVE EQUITY (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Futures Contracts(a)	$9,884	$—	$—

Purchased Option Contracts	72,100	—	—

Total	$81,984	$—	$—

Liabilities

Written Option Contracts	$(120,550)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule and Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

COMMODITY STRATEGY

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$7,211,608	(a)	Payable for unrealized loss on swap contracts/Variation margin on futures contracts	$(25,243,469)	(a)

DEFENSIVE EQUITY

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts; Purchased options, at value	$81,984	(a)	Written options, at value	$(120,550)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule and Consolidated Schedule of Investments. Only the variation margin as of December 31, 2021 is reported within the Statement and Consolidated Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement and Consolidated Statement of Operations:

COMMODITY STRATEGY
Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain from futures contracts/ Net change in unrealized loss on futures contracts	$613,264	$(124,300)
Commodity	Net realized gain from swap contracts and futures contracts/ Net change in unrealized gain on swap contracts and futures contracts	108,714,009	(18,031,901)
Total		$109,327,273	$(18,156,201)

DEFENSIVE EQUITY
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain on futures contracts, purchased options and written options	$(386,728)	$(67,694)

For the fiscal year ended December 31, 2021, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)
Fund	Futures contracts	Swap Agreements	Purchased Options	Written Options
Commodity Strategy	4,000	300,960,262	—	—
Defensive Equity	2	—	2,283	4,042

(a)	Amounts disclosed represent the average number of contracts for futures contracts, purchased options and written options, notional amounts for swap contracts, based on absolute values, which is indicative of the volume for this derivative type, for the months that each Fund held such derivatives during the during the fiscal year ended December 31, 2021.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS ALTERNATIVE FUNDS II

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Commodity Strategy	0.50%	0.50%	0.45%	0.43%	0.42%	0.50%	0.40	%(a)
Defensive Equity	0.53	0.48	0.45	0.44	0.43	0.53	0.53

^	Effective Net Management Rate includes impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Commodity Strategy Fund’s Subsidiary Agreement (as defined below) after the waivers.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended December 31, 2021, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Commodity Strategy	$85,880
Defensive Equity	271

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Commodity Strategy Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2021, GSAM waived $326,089 of the Commodity Strategy Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2021, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund	Class A
Commodity Strategy	$8,087
Defensive Equity	1,206

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Commodity Strategy Fund; 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Defensive Equity Fund; 0.03% of the average daily net assets of Class R6 and P Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Funds. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Commodity Strategy and Defensive Equity Funds are 0.074% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 30, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above. The Subsidiary also pays certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit the Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Commodity Strategy Fund.

For the fiscal year ended December 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Commodity Strategy	$411,969	$523,580	$935,549
Defensive Equity	271	545,619	545,890

G.  Line of Credit Facility — As of December 31, 2021, the Fund participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal

GOLDMAN SACHS ALTERNATIVE FUNDS II

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For fiscal year ended December 31, 2021, the Fund did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2021, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

As of December 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or greater of the following:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Defensive Equity	18%	57%	87%	100%	100%	100%	100%

The table below shows the transactions in and earnings from investments in the Underlying Fund for the fiscal year ended December 31, 2021:

Fund	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2021	Shares as of December 31, 2021	Dividend Income
Commodity Strategy	$168,485,696	$1,174,603,677	$(1,269,860,746)	$73,228,627	73,228,627	$18,980
Defensive Equity	307,935	2,957,013	(2,844,225)	420,723	420,723	57

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2021, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Commodity Strategy	$48,586,223	$—	$26,136,252	$45,768
Defensive Equity	—	17,658,633	—	17,544,465

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2021 were as follows:

	Commodity Strategy	Defensive Equity
Distributions paid from
Ordinary income	$76,505,139	$539,946
Net long-term capital gains	—	—
Total taxable distributions	$76,505,139	$539,946

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2021

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2020 were as follows:

	Commodity Strategy	Defensive Equity
Distributions paid from
Ordinary income	$785,910	$10,412
Net long-term capital gains	—	397
Total taxable distributions	$785,910	$10,809

As of the Funds’ most recent fiscal year end, December 31, 2021, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Commodity Strategy	Defensive Equity
Undistributed ordinary income — net	$2,169,387	$—
Capital loss carryforwards:(1)
Perpetual Short-Term	(3,047,531)	—
Perpetual Long-Term	(18,256,290)	—
Total capital loss carryforwards	(21,303,821)	—
Timing differences (Post October Capital Loss Deferral)	—	(23,067)
Unrealized gains (losses) — net	4,415,480	398,662
Total accumulated earnings (losses) — net	$(14,718,954)	$375,595

(1)	Commodity Strategy Fund utilized $282,945 of capital losses.

As of December 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Commodity Strategy	Defensive Equity
Tax cost	$434,590,648	$6,629,455
Gross unrealized gain	4,444,213	565,175
Gross unrealized loss	(28,733)	(166,513)
Net unrealized security gain (loss)	$4,415,480	$398,662

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences in the tax treatment of underlying fund investments, and swap transactions.

The Commodity Strategy Fund reclassed $5,130,119 from distributable earnings to paid in capital for the year ending December 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from market discount accretion and premium amortization and differences in the tax treatment of underlying fund investments.

The Defensive Equity Fund reclassed $286 from paid in capital to distributable earnings for the year ending December 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from taxable overdistributions and certain non-deductible expenses.

GOLDMAN SACHS ALTERNATIVE FUNDS II

7. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Commodity Strategy Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2021

8. OTHER RISKS (continued)

invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — The Commodity Strategy Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such PLRs to the Commodity Strategy Fund. In reliance of such PLRs, this Fund have in the past sought to gain exposure to the commodity markets primary through investments in commodity-linked notes and/or subsidiaries. The IRS recently issued final regulations that, would generally treat the Commodity Strategy Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Commodity Strategy Fund’s business of investing in stock, securities, or currencies.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement and Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS II

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Goldman Sachs Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,885,222	$29,642,642	948,695	$6,254,977
Reinvestment of distributions	611,149	5,463,666	4,976	32,397
Shares redeemed	(948,220)	(9,040,648)	(1,205,352)	(8,518,281)
	2,548,151	26,065,660	(251,681)	(2,230,907)
Class C Shares
Shares sold	206,745	1,932,020	47,065	265,484
Reinvestment of distributions	55,912	463,509	—	—
Shares redeemed	(66,930)	(591,703)	(100,448)	(638,692)
	195,727	1,803,826	(53,383)	(373,208)
Institutional Shares
Shares sold	11,641,321	116,554,564	13,805,822	89,817,355
Reinvestment of distributions	2,313,892	21,010,141	48,268	317,600
Shares redeemed	(7,213,422)	(69,105,607)	(12,968,538)	(93,328,388)
	6,741,791	68,459,098	885,552	(3,193,433)
Investor Shares
Shares sold	3,293,626	33,042,868	135,357	937,796
Reinvestment of distributions	552,532	5,016,990	1,550	10,217
Shares redeemed	(554,840)	(5,338,796)	(388,664)	(3,009,974)
	3,291,318	32,721,062	(251,757)	(2,061,961)
Class R6 Shares
Shares sold	2,056,839	19,628,167	5,768,180	40,531,756
Reinvestment of distributions	1,484,302	13,507,148	37,905	249,794
Shares redeemed	(3,610,623)	(34,129,063)	(3,542,010)	(25,266,581)
	(69,482)	(993,748)	2,264,075	15,514,969
Class R Shares
Shares sold	219,373	2,062,705	107,409	707,673
Reinvestment of distributions	52,933	463,164	326	2,084
Shares redeemed	(145,751)	(1,380,065)	(86,869)	(619,599)
	126,555	1,145,804	20,866	90,158
Class P Shares
Shares sold	13,792,676	133,964,832	11,482	88,889
Reinvestment of distributions	2,203,182	20,048,961	413	2,720
Shares redeemed	(645,054)	(6,288,251)	(20,254)	(150,630)
	15,350,804	147,725,542	(8,359)	(59,021)

NET INCREASE	28,184,864	$276,927,244	2,605,313	$7,686,597

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2021

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Goldman Sachs Defensive Equity Fund

	For the Fiscal Year Ended December 31, 2021		For the Period Ended December 31, 2020(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	66,277	$733,989	7,701	$77,020
Reinvestment of distributions	1,613	17,059	11	108
Shares redeemed	(46,157)	(519,069)	(1)	(10)
	21,733	231,979	7,711	77,118
Class C Shares
Shares sold	3,747	42,642	5,001	50,010
Reinvestment of distributions	725	7,588	—	4
Shares redeemed	(24)	(254)	(1)	(10)
	4,448	49,976	5,000	50,004
Institutional Shares
Shares sold	28,941	321,017	509,373	5,100,002
Reinvestment of distributions	46,871	497,162	1,020	10,372
Shares redeemed	—	—	(1)	(10)
	75,812	818,179	510,392	5,110,364
Investor Shares
Shares sold	—	—	5,001	50,010
Reinvestment of distributions	429	4,551	9	89
Shares redeemed	—	—	(1)	(10)
	429	4,551	5,009	50,089
Class R6 Shares
Shares sold	—	—	5,001	50,010
Reinvestment of distributions	436	4,623	10	105
Shares redeemed	—	—	(1)	(10)
	436	4,623	5,010	50,105
Class R Shares
Shares sold	—	—	5,001	50,010
Reinvestment of distributions	411	4,340	3	26
Shares redeemed	—	—	(1)	(10)
	411	4,340	5,003	50,026
Class P Shares
Shares sold	—	—	5,001	50,010
Reinvestment of distributions	436	4,623	10	105
Shares redeemed	—	—	(1)	(10)
	436	4,623	5,010	50,105

NET INCREASE	103,705	$1,118,271	543,135	$5,437,811

(a)	Commenced operations on September 30, 2020.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Defensive Equity Fund and Goldman Sachs Commodity Strategy Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (two of the Funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations, the changes in each of their net assets for each of the periods listed in the table below and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Defensive Equity Fund	For the year ended December 31, 2021	For the year ended December 31, 2021 and for the period September 30, 2020 (commencement of operations) through December 31, 2020	For each of the periods indicated therein
Goldman Sachs Commodity Strategy Fund	For the year ended December 31, 2021	For the two years ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 1, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Fund Expenses — Six Months Period Ended December 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, and Class R Shares); and other Fund expenses.

The Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Funds invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Commodity Strategy Fund				Defensive Equity Fund
Share Class	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/21*	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/21*
Class A
Actual	$1,000.00	$1,067.20		$4.79	$1,000.00	$1,059.80		$4.88
Hypothetical 5% return	1,000.00	1,020.57	+	4.69	1,000.00	1,020.47	+	4.79
Class C
Actual	1,000.00	1,063.30		8.69	1,000.00	1,056.00		8.76
Hypothetical 5% return	1,000.00	1,016.79	+	8.49	1,000.00	1,016.69	+	8.59
Institutional
Actual	1,000.00	1,069.30		3.08	1,000.00	1,062.10		2.96
Hypothetical 5% return	1,000.00	1,022.23	+	3.01	1,000.00	1,022.33	+	2.91
Investor
Actual	1,000.00	1,068.00		3.49	1,000.00	1,061.00		3.58
Hypothetical 5% return	1,000.00	1,021.83	+	3.41	1,000.00	1,021.73	+	3.52
Class R6
Actual	1,000.00	1,069.20		3.03	1,000.00	1,062.20		2.86
Hypothetical 5% return	1,000.00	1,022.28	+	2.96	1,000.00	1,022.43	+	2.80
Class R
Actual	1,000.00	1,066.30		6.09	1,000.00	1,058.50		6.17
Hypothetical 5% return	1,000.00	1,019.31	+	5.96	1,000.00	1,019.21	+	6.06
Class P
Actual	1,000.00	1,069.30		3.03	1,000.00	1,062.10		2.91
Hypothetical 5% return	1,000.00	1,022.28	+	2.96	1,000.00	1,022.38	+	2.85

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Commodity Strategy	0.92%	1.67%	0.59%	0.67%	0.58%	1.17%	0.58%
Defensive Equity	0.94	1.69	0.57	0.69	0.55	1.19	0.56

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007- 2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform) (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014- 2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019- January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019- present); and Director, Stepan Company (a specialty chemical manufacturer) (2011- present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021–September 2021); and Managing Director (2013–2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

GOLDMAN SACHS ALTERNATIVE FUNDS II

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016- Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018- Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (26 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Alternative Funds II — Tax Information (Unaudited)

For the fiscal year ended December 31, 2021, 10.39% of the dividends paid from net investment company taxable income by the Defensive Equity Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2021, 10.59% of the dividends paid from net investment company taxable income by the Defensive Equity Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended December 31, 2021, 0.40% of the dividend paid from net investment company taxable income by the Defensive Equity Fund, qualifies as section 199A dividends.

During the fiscal year ended December 31, 2021, the Defensive Equity Fund designates $508,893, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the year ended December 31, 2021, the Commodity Strategy Fund designates 0.30% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.21 trillion in assets under supervision as of December 31, 2021, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 268334-OTU-1561329 SELSAT2AR-22

Goldman Sachs Funds

Annual Report	December 31, 2021

Alternative Funds III
Absolute Return Tracker
Alternative Premia

Goldman Sachs Alternative Funds III

∎	ABSOLUTE RETURN TRACKER

∎	ALTERNATIVE PREMIA

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund’s investment objective is to seek to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 6.09%, 5.31%, 6.48%, 6.35%, 6.38%, 5.73% and 6.48%, respectively. These returns compare to the 0.05% average annual total return of the Fund’s benchmark, the ICE Bank of America Merrill Lynch Three Month U.S. Treasury Bill Index (net of management, administrative and performance/incentive fees), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe hedge funds derive a large portion of their returns from exposure to sources of market risk (“Market Exposures”) and “Trading Strategies” involving long and/or short positions in Market Exposures and/or individual securities or baskets of securities. In seeking to meet its investment objective, the Fund uses a dynamic investment process to seek to identify the appropriate weights to Market Exposures and Trading Strategies that approximate the return and risk patterns of specific hedge fund sub-strategies. To establish the Market Exposures and Trading Strategies that drive the returns of the hedge fund sub-strategies, we use industry analysis of hedge funds, including hedge fund return databases, prime brokerage reports, industry participants and regulatory filings and other public sources. We then apply a quantitative methodology, in combination with a qualitative overlay, to assess the appropriate weight to each Market Exposure and Trading Strategy. On an absolute basis, all four of the Fund’s Sub-Strategies contributed positively to performance during the Reporting Period.

Among the Fund’s four Sub-Strategies, the Equity Long/Short Hedge Fund Sub-Strategy contributed most positively to the Fund’s absolute return during the Reporting Period. The stock selection factor contributed the most. The factor’s U.S. equity exposure was derived from long exposure to single-name stocks to which hedge funds had large investments (based on 13F filings with the Securities & Exchange Commission (“SEC”)). The stock selection factor also had allocations to European, Japanese, U.K. and emerging markets equities, weighted by prime broker information on how hedge funds were positioning. Exposure to the Fund’s information technology strategy and long/short equity value strategy also contributed positively. Conversely, exposure to the Fund’s emerging markets equities hedged strategy detracted most from results.

The Fund’s Macro Hedge Fund Sub-Strategy also contributed positively to the Fund’s return on an absolute basis during the Reporting Period, with its trend-following strategy and exposure to equities adding most. Conversely, the commodities curve strategy was the worst performer.

The Fund’s Relative Value Hedge Fund Sub-Strategy contributed positively, albeit more modestly, to the Fund’s absolute return during the Reporting Period. Its short volatility and energy Master Limited Partnerships strategies added most. Exposure to its hedged convertible arbitrage strategy detracted most.

The Fund’s Event Driven Hedge Fund Sub-Strategy also contributed positively, albeit modestly, to the Fund’s absolute return during the Reporting Period. Its equity volatility strategy contributed the most positively. Exposure to large-cap U.S. equities also bolstered performance. Exposure to small-cap U.S. equities detracted the most during the Reporting Period.

1

PORTFOLIO RESULTS

In addition to the asset classes mentioned above, the Fund was invested in a variety of developed and emerging market equities, short-term interest rates, government bonds, currencies, credit, real estate and commodities during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used commodity futures to gain exposure to commodities. The Fund used centrally-cleared index credit default swaps to gain exposure to high yield and investment grade credit markets across the U.S. and Europe. The Fund used total return swaps to gain exposure to U.K. and continental European large capitalization equity indices, developed market and developed market growth equity indices, global equity sector exposures, a basket of equity names that are acquisition targets, and Master Limited Partnerships. The Fund used an excess return swap to gain exposure to a broad universe of commodities. The Fund used currency forward contracts to gain exposure to select developed and emerging market currencies. The Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, emerging markets equities, commodities, government bonds and short-term interest rates. The Fund used exchange-traded put options on the S&P 500® Index, exchange-traded VIX call options, and exchange-traded VIX futures to gain exposure to volatility. While the use of these derivatives as a whole had a negative impact on Fund performance, the use of these instruments is integral to the Fund’s investment strategy, which, overall realized positive absolute returns during the Reporting Period.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	During the Reporting Period, we made several process enhancements that were a product of our ongoing research that seeks to position the Fund well to capture the risk and return profile of the dynamic and ever-changing hedge fund universe. The enhancements were focused on two areas: 1) further expanding and refining the database of hedge fund returns the Fund uses to understand the dynamic and ever- changing hedge fund industry; and 2) adding additional investment strategies within the Relative Value and Event Driven Hedge Fund Sub-Strategies in an effort to better capture the risk and return profile of hedge funds in those two categories.

More specifically, as it relates to the first area, we added a third data source to the Fund’s proprietary hedge fund data base, which we believe will give us broader coverage of the universe. Importantly, we also made enhancements to our process of refining and filtering the hedge fund database to ensure only meaningful data is used in the Fund’s investment process. We now start with approximately 15,000 hedge fund return time series and process these resulting in about 3,000 hedge fund return time series used for the Fund’s investment process.

Second, we added five new investment strategies between the Relative Value and Event Driven Hedge Fund Sub-Strategies. Among the new factors is a volatility strategy that uses futures on the VIX Index, which is a measure of future volatility priced into the market, in an effort to synthetically capture the volatility premium. This new factor complements our existing volatility factor, which uses exchange traded S&P 500® Index options, as our research shows that volatility hedge funds access the volatility premium both synthetically and through options. Another new factor is an in-house merger arbitrage strategy that was added to the Event Driven Sub-Strategy in an effort to better capture the risk and return profile of these hedge fund managers.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a 47% allocation to the Equity Long/Short Hedge Fund Sub-Strategy, 24% to the Macro Hedge Fund Sub-Strategy, 23% to the Relative Value Hedge Fund Sub-Strategy and 7% to the Event Driven Hedge Fund Sub-Strategy, quite similar to the Sub-Strategy allocations at the start of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

2

PORTFOLIO RESULTS

Q	What is the Fund’s strategy going forward?

A	In the coming months, we intend to remain focused on the Fund’s investment objective of seeking to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. We understand that the hedge fund industry is dynamic, and to keep pace, we seek to understand trends in the hedge fund industry by digesting information from a number of sources, including hedge fund return databases, prime brokerage reports, hedge fund consultants, regulatory filings and other public sources. Additionally, we emphasize ongoing research and continued process and model enhancement, which we can implement through our scalable, robust technological platform.

As of the close of business on January 12, 2022, after the end of the Reporting Period, the Fund’s benchmark index will be changed from the HFRX Global Hedge Fund Index to the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index. The Adviser believes the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index is an appropriate index against which to measure performance in light of the Fund’s investment strategy.

3

FUND BASICS

Absolute Return Tracker Fund

as of December 31, 2021

FUND SECTOR ALLOCATION[1]

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com.There, you can learn more about the

Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Performance Summary

December 31, 2021

The following graph shows the value as of December 31, 2021, of a $1,000,000 investment made on January 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index, and the Fund’s former benchmark, the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Absolute Return Tracker Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	6.09%	4.68%	3.79%	—
Including sales charges	0.29%	3.51%	3.21%	—

Class C
Excluding contingent deferred sales charges	5.31%	3.89%	3.01%	—
Including contingent deferred sales charges	4.25%	3.89%	3.01%	—

Institutional	6.48%	5.10%	4.19%	—

Investor	6.35%	4.95%	4.05%	—

Class R6 (Commenced July 31, 2015)	6.38%	5.07%	N/A	4.20%

Class R	5.73%	4.40%	3.51%	—

Class P (Commenced April 17, 2018)	6.48%	N/A	N/A	4.68%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

5

PORTFOLIO RESULTS

Goldman Sachs Alternative Premia Fund

Investment Objective

The Fund seeks long-term absolute return.

Portfolio Management Discussion and Analysis

In July 2021, the Board of Trustees of Goldman Sachs Trust approved a change to the Goldman Sachs Alternative Premia Fund’s (the “Fund”) benchmark index from the ICE Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index to the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index. This change became effective on July 29, 2021. Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -3.12%, -3.79%, -2.74%, -2.90%, -2.61%, -3.29% and -2.60%, respectively. These returns compare to the 0.05% average annual total return of the Fund’s benchmark, the ICE Bank of America Three-Month U.S. Treasury Bill Index (the “Index”). The Fund’s former benchmark, the ICE Bank of America USD LIBOR 3-Month Constant Maturity Index, returned 0.17% during the Reporting Period.

We note that the Fund’s benchmark being the Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What were the primary contributors to and detractors from the Fund’s performance based on your team’s asset allocation decisions during the Reporting Period?

A	Overall, the Fund realized negative absolute returns during the Reporting Period. From an asset class perspective, alternative risk premia in volatility, commodities and currencies contributed positively, while alternative risk premia in equities, fixed income and credit detracted.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund allocated to alternative risk premia across a range of asset classes, which included equities, fixed income, credit, currencies and commodities. The Fund used derivative instruments to gain exposure to these asset classes. Instruments traded included commodity futures, credit default swaps, total return swaps, written and purchased options, equity futures, volatility index futures, forward foreign currency exchange contracts, Treasury futures and Eurodollar futures. The use of futures overall had a positive impact on Fund performance, while the use of the other instruments had a negative impact during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	During the Reporting Period, we modestly decreased the Fund’s allocation to currency premia, and we modestly increased the Fund’s allocations to equities, volatility and trend premia.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund’s risk premia budget was approximately 32% to equities, 12% to commodities, 15% to currencies, 12% to fixed income, 13% to volatility and 15% to trend.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s asset allocation view and strategy for the months ahead?

A

The Fund is a multi-alternative solution that seeks to deliver long-term absolute returns differentiated from those returns of core equities and fixed income markets. The Fund maintains a diversified set of exposures across equities, fixed income, currencies, commodities and credit. At the end of the

6

PORTFOLIO RESULTS

Reporting Period, we intended to continue to manage the Fund consistent with stated objectives. There is no guarantee that the Fund’s diversified alternative investment strategies will cause it to achieve its investment objective.

At a meeting held on December 14-15, 2021, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Fund. After careful consideration of a number of factors, the Board concluded it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. The Fund liquidated on February 11, 2022 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. Shares of the Fund is no longer be available for purchase as of the close of business on January 17, 2022, except that existing shareholders of the Fund may continue to purchase shares of the Fund until February 7, 2022. For more details, please see the Supplement dated December 17, 2021 to the Prospectus, Summary Prospectus and Statement of Additional Information each dated April 30, 2021.

7

FUND BASICS

Alternative Premia Fund

as of December 31, 2021

FUND COMPOSITION[1]

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

8

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Performance Summary

December 31, 2021

The following graph shows the value as of December 31, 2021, of a $10,000 investment made on January 1, 2012 in Class A Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index, and the Fund’s former benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Three-Month Index”), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Alternative Premia Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-3.12%	-1.07%	0.76%	—
Including sales charges	-8.43%	-2.18%	0.19%	—

Class C
Excluding contingent deferred sales charges	-3.79%	-1.78%	0.02%	—
Including contingent deferred sales charges	-4.75%	-1.78%	0.02%	—

Institutional	-2.74%	-0.66%	1.17%	—

Investor	-2.90%	-0.80%	1.02%	—

Class R6 (Commenced July 31, 2015)	-2.61%	-0.67%	N/A	-0.44%

Class R	-3.29%	-1.31%	0.52%	—

Class P (Commenced April 17, 2018)	-2.60%	N/A	N/A	-3.83%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

9

FUND BASICS

Index Definitions

The ICE BofAML USD LIBOR Three-Month Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figure does not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P GSCI® Index is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the S&P GSCI® on the basis of liquidity and are weighted by their respective world production quantities. The figures for the S&P GSCI® do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

S&P 500 Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes.

ICE BofAML Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

10

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 40.1%
Automobiles & Components – 0.6%
1,100	Aisin Corp.	$42,204
1,275	Aptiv plc*	210,311
5,223	Bayerische Motoren Werke AG	522,521
8,311	BorgWarner, Inc.	374,577
7,800	Bridgestone Corp.	334,875
10,680	Cie Generale des Etablissements Michelin SCA	1,749,216
2,027	Continental AG*	212,968
7,118	Daimler AG (Registered)	543,845
20,426	Faurecia SE	971,788
198,844	Ford Motor Co.	4,129,990
150,830	General Motors Co.*	8,843,163
3,441	Honda Motor Co. Ltd.	97,899
13,500	Isuzu Motors Ltd.	168,028
9,600	JTEKT Corp.	83,958
2,000	Koito Manufacturing Co. Ltd.	105,928
5,100	Mazda Motor Corp.*	39,132
200	Mitsubishi Motors Corp.*	557
1,502	NGK Spark Plug Co. Ltd.	26,153
4,900	NHK Spring Co. Ltd.	41,681
400	Nifco, Inc.	12,578
58,700	Nissan Motor Co. Ltd.*	282,731
2,922	NOK Corp.	31,828
12,524	Renault SA*	434,462
28,234	Stellantis NV	533,018
2,100	Subaru Corp.	37,522
1,200	Sumitomo Electric Industries Ltd.	15,661
3,587	Sumitomo Rubber Industries Ltd.	36,588
6,900	Suzuki Motor Corp.	266,084
41	Tesla, Inc.*	43,328
9,242	TI Fluid Systems plc	32,316
4,200	Toyo Tire Corp.	65,568
1,100	Toyoda Gosei Co. Ltd.	23,926
3,500	Toyota Boshoku Corp.	68,671
200	Toyota Motor Corp.	3,697
2,808	TS Tech Co. Ltd.	34,565
28,829	Valeo	869,379
1,200	Yamaha Motor Co. Ltd.	28,833
2,026	Yokohama Rubber Co. Ltd. (The)	32,494

		21,352,043

Banks – 1.8%
2,600	Aozora Bank Ltd.	56,862
778	Banco Bilbao Vizcaya Argentaria SA	4,614
510	Banco de Sabadell SA*	340
124,610	Banco Santander SA	413,839
240,678	Bank of America Corp.	10,707,764
679	Bank of Ireland Group plc*	3,845
84,370	Bankinter SA	429,877
147,770	Barclays plc	376,409
72	BAWAG Group AG	4,416
5,511	BNP Paribas SA	381,036
400,753	CaixaBank SA	1,094,714
16,961	Citigroup, Inc.	1,024,275
7,687	Citizens Financial Group, Inc.	363,211
6,008	Close Brothers Group plc	114,175

Common Stocks – (continued)
Banks – (continued)
13,586	Comerica, Inc.	1,181,982
21,707	Credit Agricole SA	309,484
138	Erste Group Bank AG	6,469
3,670	Fifth Third Bancorp	159,829
38,075	FinecoBank Banca Fineco SpA	666,790
23,197	First Republic Bank	4,790,412
600	Fukuoka Financial Group, Inc.	10,275
4,056	Gunma Bank Ltd. (The)	12,403
8,733	Hachijuni Bank Ltd. (The)	29,835
5,738	Hokuhoku Financial Group, Inc.	45,593
74,116	HSBC Holdings plc	447,606
509	ING Groep NV	7,077
1,847	Intesa Sanpaolo SpA	4,771
131,987	JPMorgan Chase & Co.	20,900,141
12,470	KBC Group NV	1,071,439
74,831	KeyCorp	1,730,841
1,400	Kyushu Financial Group, Inc.	5,086
756,930	Lloyds Banking Group plc	491,545
1,448	M&T Bank Corp.	222,384
17,143	Mebuki Financial Group, Inc.	35,286
69	Mediobanca Banca di Credito Finanziario SpA	792
174,100	Mitsubishi UFJ Financial Group, Inc.	947,501
41,343	Mizuho Financial Group, Inc.	525,108
638	Natwest Group plc	1,954
721	Nordea Bank Abp	8,834
100	OSB Group plc	752
44	Paragon Banking Group plc	337
87	PNC Financial Services Group, Inc. (The)	17,445
3,260	Raiffeisen Bank International AG	95,748
70,954	Regions Financial Corp.	1,546,797
7,161	Resona Holdings, Inc.	27,829
22,300	Seven Bank Ltd.	46,100
14,407	Societe Generale SA	495,150
36,388	Standard Chartered plc	221,268
2,400	Sumitomo Mitsui Financial Group, Inc.	81,954
1,258	Sumitomo Mitsui Trust Holdings, Inc.	42,065
20	SVB Financial Group*	13,565
31	TBC Bank Group plc	692
43,858	US Bancorp	2,463,504
221,064	Wells Fargo & Co.	10,606,651
6,196	Yamaguchi Financial Group, Inc.	36,218
19,891	Zions Bancorp NA	1,256,316

		65,541,205

Capital Goods – 2.3%
2,365	3M Co.	420,095
14,803	A O Smith Corp.	1,270,838
3,143	Aalberts NV	208,412
1,142	Ackermans & van Haaren NV	219,110
7,561	ACS Actividades de Construccion y Servicios SA	201,584
500	AGC, Inc.	23,887
2,715	Airbus SE*	347,368

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Capital Goods – (continued)
8,901	Allegion plc	$1,178,848
10,000	Amada Co. Ltd.	99,019
10,581	AMETEK, Inc.	1,555,830
3,508	ANDRITZ AG	180,427
4,045	Arcadis NV	194,872
1,447	Ashtead Group plc	116,649
13,834	BAE Systems plc	103,163
1,034	Bodycote plc	12,119
1,783	Bunzl plc	69,653
63,833	Carrier Global Corp.	3,462,302
19,094	Caterpillar, Inc.	3,947,494
1,333	Chemring Group plc	5,422
29,060	Cie de Saint-Gobain	2,044,273
85,201	CNH Industrial NV	1,647,294
9,964	Cummins, Inc.	2,173,547
1,700	Daifuku Co. Ltd.	139,017
3,691	Daimler Truck Holding AG*	135,689
7,773	DCC plc	636,323
10,511	Deere & Co.	3,604,117
23	Diploma plc	1,054
5,030	DiscoverIE Group plc	70,016
4,800	DMG Mori Co. Ltd.	82,583
723	Dover Corp.	131,297
13,515	Eaton Corp. plc	2,335,662
8,182	Eiffage SA	843,595
86	Electrocomponents plc	1,410
27,626	Emerson Electric Co.	2,568,389
24,489	Fastenal Co.	1,568,765
19	Ferguson plc	3,375
10,308	Fluidra SA	411,106
2,072	Fortive Corp.	158,073
2,956	Fortune Brands Home & Security, Inc.	315,996
2,000	Fuji Electric Co. Ltd.	109,256
6,063	GEA Group AG	331,157
33	Generac Holdings, Inc.*	11,613
12,515	General Dynamics Corp.	2,609,002
77,099	General Electric Co.	7,283,543
2,399	Genuit Group plc	19,171
2,497	Glory Ltd.	47,563
12,800	Hino Motors Ltd.	105,548
2,921	Hitachi Construction Machinery Co. Ltd.	84,402
1,562	Hitachi Ltd.	84,619
17,283	Honeywell International, Inc.	3,603,678
500	Hoshizaki Corp.	37,619
43,865	Howden Joinery Group plc	537,295
8,264	Huntington Ingalls Industries, Inc.	1,543,219
1,900	IHI Corp.	38,260
3,440	IMCD NV	760,251
17,558	IMI plc	414,088
4,222	INFRONEER Holdings, Inc.	38,435
5,357	Ingersoll Rand, Inc.	331,438
70	Interpump Group SpA	5,128
3,547	ITOCHU Corp.	108,517
1,300	Japan Steel Works Ltd. (The)	43,632
9,400	JGC Holdings Corp.	78,525

Common Stocks – (continued)
Capital Goods – (continued)
83,090	Johnson Controls International plc	6,756,048
2,827	Kinden Corp.	42,507
3,947	Knorr-Bremse AG	389,824
14,800	Komatsu Ltd.	346,113
36	Legrand SA	4,216
40,568	Leonardo SpA*	289,980
5,692	Lixil Corp.	151,845
8,932	Marubeni Corp.	87,024
3,665	Masco Corp.	257,356
33,302	Melrose Industries plc	72,425
5,000	MINEBEA MITSUMI, Inc.	142,068
1,800	Mirait Holdings Corp.	29,694
2,700	MISUMI Group, Inc.	110,921
2,935	Mitsubishi Corp.	93,195
26,175	Mitsubishi Electric Corp.	332,240
4,081	Mitsui & Co. Ltd.	96,711
1,021	Miura Co. Ltd.	35,148
5,706	MonotaRO Co. Ltd.	102,628
14,942	Morgan Advanced Materials plc	72,506
3,100	Morgan Sindall Group plc	106,402
4,262	Nabtesco Corp.	126,283
1,800	NGK Insulators Ltd.	30,465
2,900	Nishimatsu Construction Co. Ltd.	91,896
6,654	Nisshinbo Holdings, Inc.	50,656
800	NSK Ltd.	5,140
52,900	NTN Corp.*	110,492
453	OKUMA Corp.	20,161
400	OSG Corp.	6,217
21,433	Otis Worldwide Corp.	1,866,171
1,534	Parker-Hannifin Corp.	487,996
3,241	Pentair plc	236,690
170,123	Plug Power, Inc.*	4,802,572
14,958	Prysmian SpA	562,663
6,896	QinetiQ Group plc	24,822
13	Quanta Services, Inc.	1,491
199	Rational AG	203,530
13,340	Rexel SA*	270,168
5,453	Rheinmetall AG	513,183
4,962	Rockwell Automation, Inc.	1,730,994
42,546	Rotork plc	207,063
1,336	Sanwa Holdings Corp.	14,266
6,284	Siemens Energy AG*	160,332
25,461	Siemens Gamesa Renewable Energy SA*	604,645
12,713	Signify NV	590,287
22,187	Smiths Group plc	474,919
2,252	Snap-on, Inc.	485,036
54	Sojitz Corp.	811
11,280	Stanley Black & Decker, Inc.	2,127,119
18,840	Sumitomo Corp.	278,821
4,500	Sumitomo Heavy Industries Ltd.	109,228
4,200	Tadano Ltd.	40,496
5,361	Taisei Corp.	163,028
1,616	Thales SA	137,468
2,800	TOTO Ltd.	129,185
10,036	Trane Technologies plc	2,027,573

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Capital Goods – (continued)
2,585	Travis Perkins plc	$54,571
7,421	Tyman plc	40,129
708	Ultra Electronics Holdings plc	30,572
9,699	United Rentals, Inc.*	3,222,881
1,800	Ushio, Inc.	29,906
6,938	Valmet OYJ	297,471
6,046	Vesuvius plc	37,053
3,516	Vinci SA	371,342
2,337	Volution Group plc	17,510
1,315	Weir Group plc (The)	30,515
6,155	Westinghouse Air Brake Technologies Corp.	566,937
2,492	WW Grainger, Inc.	1,291,454
10,917	Xylem, Inc.	1,309,167

		86,224,858

Commercial & Professional Services – 0.7%
7,450	Biffa plc	36,151
64	Bureau Veritas SA	2,125
3,929	Cintas Corp.	1,741,215
31,995	Clean Harbors, Inc.*	3,192,141
800	Dai Nippon Printing Co. Ltd.	20,133
1,400	Duskin Co. Ltd.	34,195
21,102	Elis SA*	365,600
25	Equifax, Inc.	7,320
6,689	Hays plc	13,281
2,475	HomeServe plc	29,296
7,129	Intertek Group plc	543,853
33,129	Jacobs Engineering Group, Inc.	4,612,551
1,969	Kokuyo Co. Ltd.	29,379
5,050	Leidos Holdings, Inc.	448,945
34,007	Mitie Group plc	29,689
28,505	Nielsen Holdings plc	584,638
1,700	Outsourcing, Inc.	22,938
2,786	Pagegroup plc	23,889
4,500	Park24 Co. Ltd.*	61,685
1,178	Randstad NV	80,360
62,343	RELX plc	2,035,308
65,386	Rentokil Initial plc	517,579
31,560	Republic Services, Inc.	4,401,042
135	Robert Half International, Inc.	15,055
33,888	Rollins, Inc.	1,159,308
89,544	Serco Group plc	162,612
200	Sohgo Security Services Co. Ltd.	7,947
6,122	SPIE SA	158,594
1,600	TechnoPro Holdings, Inc.	48,501
2,706	Toppan, Inc.	53,350
6,920	Verisk Analytics, Inc.	1,582,812
13,080	Waste Management, Inc.	2,183,052
9,780	Wolters Kluwer NV	1,151,116

		25,355,660

Consumer Durables & Apparel – 0.8%
14,120	adidas AG	4,065,789
5,200	Asics Corp.	115,281
74,350	Barratt Developments plc	754,986

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
875	Bellway plc	39,769
312	Berkeley Group Holdings plc	20,204
29,480	Burberry Group plc	727,633
7,200	Casio Computer Co. Ltd.	92,711
18,027	Coats Group plc	16,885
9,327	Crest Nicholson Holdings plc	46,963
18,658	DR Horton, Inc.	2,023,460
19,598	Dr. Martens plc*	113,535
1,396	EssilorLuxottica SA	297,176
877	Garmin Ltd.	119,421
24,991	Hanesbrands, Inc.	417,849
15,030	Hasbro, Inc.	1,529,753
4,453	Iida Group Holdings Co. Ltd.	112,186
2,379	Leggett & Platt, Inc.	97,920
46,168	Lennar Corp. Class A	5,362,875
3,292	Mohawk Industries, Inc.*	599,737
23	Moncler SpA	1,662
20,410	Newell Brands, Inc.	445,754
11,700	Nikon Corp.	126,035
87	NVR, Inc.*	514,072
200	Open House Group Co. Ltd.	10,451
4,922	Panasonic Corp.	54,107
18,632	Persimmon plc	722,159
10,411	PulteGroup, Inc.	595,093
13,371	PVH Corp.	1,426,017
13,116	Ralph Lauren Corp.	1,558,968
4,312	Redrow plc	41,153
100	Rinnai Corp.	9,025
1,065	SEB SA	165,960
5,400	Sekisui Chemical Co. Ltd.	90,310
1,824	Sekisui House Ltd.	39,245
12,100	Sharp Corp.	138,963
40,394	Tapestry, Inc.	1,639,996
18,145	Taylor Wimpey plc	43,260
64,017	Under Armour, Inc. Class A*	1,356,520
13,710	Under Armour, Inc. Class C*	247,328
21,272	VF Corp.	1,557,536
3,052	Vistry Group plc	48,821
1,300	Wacoal Holdings Corp.	24,157
2,565	Whirlpool Corp.	601,903
2,400	Yamaha Corp.	118,405

		28,131,033

Consumer Services – 1.1%
348	888 Holdings plc	1,418
1,395	Benesse Holdings, Inc.	27,394
2,532	Booking Holdings, Inc.*	6,074,850
72,004	Caesars Entertainment, Inc.*	6,734,534
1,239	Chipotle Mexican Grill, Inc.*	2,166,082
10,322	Darden Restaurants, Inc.	1,554,906
24,681	Domino’s Pizza Group plc	153,721
2,866	Domino’s Pizza, Inc.	1,617,370
37,870	Entain plc*	865,583
1,945	Expedia Group, Inc.*	351,500
9,273	Flutter Entertainment plc*	1,481,320
6,756	Greggs plc	305,812

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – (continued)
12,149	Hilton Worldwide Holdings, Inc.*	$1,895,123
4,815	La Francaise des Jeux SAEM	213,390
17,141	McDonald’s Corp.	4,594,988
133,320	MGM Resorts International	5,983,402
4,140	Mitchells & Butlers plc*	14,345
9,107	Penn National Gaming, Inc.*	472,198
8,290	Playtech plc*	82,193
700	Resorttrust, Inc.	11,439
1,300	Skylark Holdings Co. Ltd.	17,080
1,612	Sodexo SA	141,321
32,479	Starbucks Corp.	3,799,069
30,116	Trainline plc*	113,730
800	Yoshinoya Holdings Co. Ltd.	16,144
14,307	Yum! Brands, Inc.	1,986,670
1,800	Zensho Holdings Co. Ltd.	42,309

		40,717,891

Diversified Financials – 1.8%
31,256	3i Group plc	612,720
168,464	Abrdn plc	548,858
12,200	Acom Co. Ltd.	35,122
1,500	AEON Financial Service Co. Ltd.	16,180
9,361	AJ Bell plc	48,072
20,065	American Express Co.	3,282,634
5,150	Ameriprise Financial, Inc.	1,553,549
56,643	Apollo Global Management, Inc.	4,102,652
49,174	Ashmore Group plc	194,272
4,784	Bank of New York Mellon Corp. (The)	277,855
57,708	Berkshire Hathaway, Inc. Class B*	17,254,692
111	Brewin Dolphin Holdings plc	556
5,593	Capital One Financial Corp.	811,488
86	Cboe Global Markets, Inc.	11,214
205	Charles Schwab Corp. (The)	17,240
28,414	Chrysalis Investments Ltd.*	93,988
22,473	CMC Markets plc	80,152
3,629	Credit Saison Co. Ltd.	38,164
100	Daiwa Securities Group, Inc.	564
7,555	Deutsche Boerse AG	1,261,492
17,697	Discover Financial Services	2,045,065
2,175	Eurazeo SE	189,759
9,123	EXOR NV	816,670
8,839	Franklin Resources, Inc.	296,018
28,271	Hargreaves Lansdown plc	519,513
22,337	IG Group Holdings plc	246,898
8,340	IntegraFin Holdings plc	63,423
45	Intercontinental Exchange, Inc.	6,155
13,717	Intermediate Capital Group plc	408,502
23,633	Invesco Ltd.	544,032
396	Investec plc	2,183
37,931	IP Group plc	64,180
500	JAFCO Group Co. Ltd.	28,766
6,143	Japan Exchange Group, Inc.	134,589
76	JTC plc	948
63,760	KKR & Co., Inc.	4,750,120
55	Liontrust Asset Management plc	1,638

Common Stocks – (continued)
Diversified Financials – (continued)
761	Man Group plc	2,342
2,929	MarketAxess Holdings, Inc.	1,204,610
4,900	Mitsubishi HC Capital, Inc.	24,243
14,143	Molten Ventures plc*	196,359
5,525	Moody’s Corp.	2,157,954
73,511	Morgan Stanley	7,215,840
26	MSCI, Inc.	15,930
91	Nasdaq, Inc.	19,111
10,935	Ninety One plc	41,029
7,801	Plus500 Ltd.	143,897
44	Rathbones Group plc	1,193
169	Raymond James Financial, Inc.	16,968
20,909	S&P Global, Inc.	9,867,584
4,800	SBI Holdings, Inc.	130,923
391	Sofina SA	188,076
90	St James’s Place plc	2,057
1,766	State Street Corp.	164,238
43,651	Synchrony Financial	2,024,970
8,895	T. Rowe Price Group, Inc.	1,749,113

		65,526,360

Energy – 1.5%
53,690	APA Corp.	1,443,724
252,148	Baker Hughes Co.	6,066,681
1,103	BP plc	4,942
74,331	Chevron Corp.	8,722,743
80,181	ConocoPhillips	5,787,465
1,700	Cosmo Energy Holdings Co. Ltd.	33,214
39,799	Devon Energy Corp.	1,753,146
37,809	Diamondback Energy, Inc.	4,077,701
691	Diversified Energy Co. plc	977
200	ENEOS Holdings, Inc.	747
10	Energean plc*	116
603	Eni SpA	8,380
23,759	EOG Resources, Inc.	2,110,512
111,186	Exxon Mobil Corp.	6,803,471
67,145	Halliburton Co.	1,535,606
52,200	Harbour Energy plc*	251,920
166	Hess Corp.	12,289
1,900	Inpex Corp.	16,522
27,626	Kinder Morgan, Inc.	438,148
38,839	Marathon Oil Corp.	637,736
29,581	Marathon Petroleum Corp.	1,892,888
23,509	Neste OYJ	1,157,014
25,902	Occidental Petroleum Corp.	750,899
1,738	OMV AG	98,289
295	ONEOK, Inc.	17,334
7,886	Phillips 66	571,420
94	Pioneer Natural Resources Co.	17,097
186,241	Repsol SA	2,205,677
49,033	Royal Dutch Shell plc Class A	1,074,529
231	Royal Dutch Shell plc Class B	5,072
275	Schlumberger NV	8,236
86,133	TechnipFMC plc*	517,107
109,009	Tenaris SA	1,137,728
12,311	TotalEnergies SE	626,633

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
23,783	Valero Energy Corp.	$1,786,341
157,989	Williams Cos., Inc. (The)	4,114,034

		55,686,338

Food & Staples Retailing – 0.3%
1,512	Aeon Co. Ltd.	35,632
100	Ain Holdings, Inc.	4,985
16,181	Carrefour SA	296,654
9,412	Costco Wholesale Corp.	5,343,192
793	Etablissements Franz Colruyt NV	33,649
13,626	HelloFresh SE*	1,044,271
44,411	J Sainsbury plc	166,007
18,348	Jeronimo Martins SGPS SA	419,873
3,051	Kesko OYJ Class B	101,692
11,222	Koninklijke Ahold Delhaize NV	385,098
10,974	Kroger Co. (The)	496,683
631	Lawson, Inc.	29,941
2,600	MatsukiyoCocokara & Co.	96,142
1,272	Seven & i Holdings Co. Ltd.	55,953
487	Tesco plc	1,917
800	Tsuruha Holdings, Inc.	76,815
10,869	Walgreens Boots Alliance, Inc.	566,927
7,395	Walmart, Inc.	1,069,983

		10,225,414

Food, Beverage & Tobacco – 1.4%
8,300	Ajinomoto Co., Inc.	252,670
104	Altria Group, Inc.	4,929
5,782	Anheuser-Busch InBev SA/NV	348,597
8,724	Archer-Daniels-Midland Co.	589,655
1,398	Asahi Group Holdings Ltd.	54,422
5,419	Associated British Foods plc	148,339
10,520	British American Tobacco plc	390,626
18,583	Britvic plc	231,408
18,273	Brown-Forman Corp. Class B	1,331,371
160	C&C Group plc*	503
1,800	Calbee, Inc.	41,797
6,424	Campbell Soup Co.	279,187
221,924	Coca-Cola Co. (The)	13,140,120
20,827	Coca-Cola HBC AG*	721,142
10,145	Conagra Brands, Inc.	346,452
1,363	Constellation Brands, Inc. Class A	342,072
2,000	Cranswick plc	100,217
164	Davide Campari-Milano NV	2,393
46,013	Diageo plc	2,515,810
5,551	General Mills, Inc.	374,026
21,045	Glanbia plc	294,028
30,012	Greencore Group plc*	52,606
4,086	Heineken Holding NV	376,749
1,138	Heineken NV	128,070
953	Hershey Co. (The)	184,377
1,639	Hormel Foods Corp.	80,000
9,090	Imperial Brands plc	199,205
507	Ito En Ltd.	26,639
11,834	J M Smucker Co. (The)	1,607,294
6,998	JDE Peet’s NV	216,602

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
1,779	Kellogg Co.	114,603
1,100	Kewpie Corp.	23,728
1,400	Kirin Holdings Co. Ltd.	22,550
10,529	Kraft Heinz Co. (The)	377,991
20,627	Lamb Weston Holdings, Inc.	1,307,339
1,874	Maruha Nichiro Corp.	39,261
1,900	Megmilk Snow Brand Co. Ltd.	32,941
10,744	Molson Coors Beverage Co. Class B	497,984
50,610	Mondelez International, Inc. Class A	3,355,949
21,475	Monster Beverage Corp.*	2,062,459
1,300	Morinaga Milk Industry Co. Ltd.	61,756
7,583	Nippon Suisan Kaisha Ltd.	35,841
1,532	Nisshin Seifun Group, Inc.	22,101
68,886	PepsiCo, Inc.	11,966,187
19	Pernod Ricard SA	4,571
69,761	Philip Morris International, Inc.	6,627,295
60,095	Premier Foods plc	90,940
1,200	Sapporo Holdings Ltd.	22,821
3,034	Suntory Beverage & Food Ltd.	109,870
1,500	Takara Holdings, Inc.	15,954
3,393	Tate & Lyle plc	30,526
6,174	Tyson Foods, Inc. Class A	538,126
5,087	Yamazaki Baking Co. Ltd.	67,617

		51,809,716

Health Care Equipment & Services – 3.2%
51,170	Abbott Laboratories	7,201,666
3,246	ABIOMED, Inc.*	1,165,866
1,572	Alfresa Holdings Corp.	20,948
6,909	Align Technology, Inc.*	4,540,457
4,234	AmerisourceBergen Corp.	562,656
17,059	Anthem, Inc.	7,907,529
22,556	Baxter International, Inc.	1,936,207
21,668	Becton Dickinson and Co.	5,449,069
54,757	Boston Scientific Corp.*	2,326,077
5,674	Cardinal Health, Inc.	292,154
1,942	Carl Zeiss Meditec AG	407,386
40,233	Centene Corp.*	3,315,199
22,532	Cerner Corp.	2,092,547
8,892	Chemed Corp.	4,704,224
29,489	Cigna Corp.	6,771,559
126,959	ConvaTec Group plc	331,653
50,103	CVS Health Corp.	5,168,626
6,899	DaVita, Inc.*	784,830
7,544	Dentsply Sirona, Inc.	420,880
3,406	DiaSorin SpA	651,099
53,853	Edwards Lifesciences Corp.*	6,976,656
4,561	Fresenius Medical Care AG & Co. KGaA	295,682
6,802	Fresenius SE & Co. KGaA	273,396
1,631	H.U. Group Holdings, Inc.	41,379
18,254	HCA Healthcare, Inc.	4,689,818
9,800	Henry Schein, Inc.*	759,794
82,398	Hologic, Inc.*	6,308,391
3,219	Hoya Corp.	477,673
5,017	Humana, Inc.	2,327,186

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
10,663	Insulet Corp.*	$2,837,104
7,330	Koninklijke Philips NV	271,295
3,207	Laboratory Corp. of America Holdings*	1,007,671
13,110	Masimo Corp.*	3,838,346
2,974	McKesson Corp.	739,247
35,206	Mediclinic International plc*	152,397
1,870	Medipal Holdings Corp.	35,053
52,934	Medtronic plc	5,476,022
1,300	Menicon Co. Ltd.	38,454
10,489	Molina Healthcare, Inc.*	3,336,341
700	Nihon Kohden Corp.	19,190
800	Nipro Corp.	7,574
13,100	Olympus Corp.	301,657
13,742	Quest Diagnostics, Inc.	2,377,503
1,100	Ship Healthcare Holdings, Inc.	25,632
49	Siemens Healthineers AG	3,653
61,810	Smith & Nephew plc	1,078,732
25,706	Spire Healthcare Group plc*	86,986
1,398	Suzuken Co. Ltd.	40,343
3,687	Teleflex, Inc.	1,211,106
9,300	Terumo Corp.	392,838
2,595	Toho Holdings Co. Ltd.	39,607
30,106	UnitedHealth Group, Inc.	15,117,427
1,486	Zimmer Biomet Holdings, Inc.	188,781

		116,823,566

Household & Personal Products – 0.5%
6,149	Beiersdorf AG	630,304
2,270	Church & Dwight Co., Inc.	232,675
1,400	Fancl Corp.	41,722
1,000	Kose Corp.	113,442
7,842	L’Oreal SA	3,739,166
2,200	Pola Orbis Holdings, Inc.	36,665
63,317	Procter & Gamble Co. (The)	10,357,395
11,472	PZ Cussons plc	32,185
6,100	Shiseido Co. Ltd.	340,298
24,517	Spectrum Brands Holdings, Inc.	2,493,869
9,811	Unilever plc	526,326

		18,544,047

Insurance – 1.5%
15,104	Admiral Group plc	646,519
73,520	Aegon NV	365,509
10,925	Aflac, Inc.	637,911
1,237	Ageas SA/NV	64,061
21,983	Allianz SE (Registered)	5,184,885
23,525	Allstate Corp. (The)	2,767,716
15,998	American International Group, Inc.	909,646
8,285	Aon plc Class A	2,490,140
70	Arthur J Gallagher & Co.	11,877
16,390	ASR Nederland NV	754,814
14,446	Assicurazioni Generali SpA	305,312
2,245	Assurant, Inc.	349,906
251,884	Aviva plc	1,404,046
28	Brown & Brown, Inc.	1,968

Common Stocks – (continued)
Insurance – (continued)
3,744	Chubb Ltd.	723,753
14,649	Cincinnati Financial Corp.	1,668,961
18,400	Dai-ichi Life Holdings, Inc.	371,127
138,144	Direct Line Insurance Group plc	521,991
2,290	Everest Re Group Ltd.	627,277
83,588	Fidelity National Financial, Inc.	4,361,622
59,841	First American Financial Corp.	4,681,361
4,083	Globe Life, Inc.	382,659
7,896	Hartford Financial Services Group, Inc. (The)	545,140
9,392	Japan Post Holdings Co. Ltd.*	73,166
3,088	Japan Post Insurance Co. Ltd.	49,605
818	Just Group plc*	926
285,255	Legal & General Group plc	1,151,944
9,713	Lincoln National Corp.	663,009
12,376	Loews Corp.	714,838
4,239	Markel Corp.*	5,230,926
16,071	Marsh & McLennan Cos., Inc.	2,793,461
13,737	MetLife, Inc.	858,425
5,909	Poste Italiane SpA	77,410
7,023	Principal Financial Group, Inc.	507,974
26,048	Progressive Corp. (The)	2,673,827
8,468	Prudential Financial, Inc.	916,576
42	Sampo OYJ Class A	2,102
8,522	SCOR SE	266,043
3,791	Sompo Holdings, Inc.	159,880
6,900	Tokio Marine Holdings, Inc.	384,121
4,219	Travelers Cos., Inc. (The)	659,978
14,463	W R Berkley Corp.	1,191,607
35,354	Willis Towers Watson plc	8,396,221

		56,550,240

Materials – 1.6%
504	ADEKA Corp.	11,257
7,738	Air Products and Chemicals, Inc.	2,354,364
500	Air Water, Inc.	7,728
12,983	Akzo Nobel NV	1,426,377
6,181	Albemarle Corp.	1,444,932
102,128	Amcor plc	1,226,557
10,700	Anglo American plc	440,115
119,675	ArcelorMittal SA	3,839,016
4,194	Arkema SA	591,961
5,577	Avery Dennison Corp.	1,207,811
59,293	Ball Corp.	5,708,137
4,135	BASF SE	290,217
595	Celanese Corp.	99,996
1,934	CF Industries Holdings, Inc.	136,888
38,956	Corteva, Inc.	1,841,840
4,082	Covestro AG	251,239
39,518	CRH plc	2,092,085
21	Croda International plc	2,876
34,422	Crown Holdings, Inc.	3,807,762
1,900	Daicel Corp.	13,149
611	DIC Corp.	15,402
6,484	Dow, Inc.	367,772
121,918	DS Smith plc	634,937

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
2,984	DuPont de Nemours, Inc.	$241,047
2,105	Eastman Chemical Co.	254,516
9,713	Ecolab, Inc.	2,278,573
20,711	Elementis plc*	36,892
6,324	Endeavour Mining plc	143,252
6,604	Evonik Industries AG	213,345
51,050	Evraz plc	417,376
69,734	Ferrexpo plc	283,836
8,777	Freeport-McMoRan, Inc.	366,264
84,557	Glencore plc*	430,842
21,509	HeidelbergCement AG	1,455,666
27,997	Hochschild Mining plc	49,517
34,316	International Paper Co.	1,612,166
100	JFE Holdings, Inc.	1,276
725	Johnson Matthey plc	20,146
455	Kaneka Corp.	14,939
29,700	Kobe Steel Ltd.	148,930
24	Koninklijke DSM NV	5,405
7,600	Kuraray Co. Ltd.	66,094
33	Linde plc	11,451
414	Lintec Corp.	9,497
4,385	LyondellBasell Industries NV Class A	404,429
3,888	Mitsubishi Chemical Holdings Corp.	28,839
400	Mitsui Mining & Smelting Co. Ltd.	10,899
28,818	Mondi plc	714,799
138,787	Mosaic Co. (The)	5,452,941
2,997	Newmont Corp.	185,874
300	Nippon Kayaku Co. Ltd.	3,091
5,693	Nippon Paper Industries Co. Ltd.	53,764
3,400	Nippon Sanso Holdings Corp.	74,367
2,600	Nippon Steel Corp.	42,474
1,800	Nissan Chemical Corp.	104,688
900	NOF Corp.	45,508
3,593	Nucor Corp.	410,141
2,352	Oji Holdings Corp.	11,396
11,556	PPG Industries, Inc.	1,992,717
2,445	Rengo Co. Ltd.	18,495
17,839	Sealed Air Corp.	1,203,597
23,844	Sherwin-Williams Co. (The)	8,396,903
8,300	Showa Denko KK	174,526
18,485	Smurfit Kappa Group plc	1,018,504
1,205	Solvay SA	140,088
5,764	Stora Enso OYJ Class R	105,789
6,010	Sumitomo Chemical Co. Ltd.	28,342
3,919	Taiheiyo Cement Corp.	77,391
7,833	Teijin Ltd.	96,411
3,789	thyssenkrupp AG*	41,511
9,133	Tokai Carbon Co. Ltd.	96,001
495	Tokuyama Corp.	7,871
3,327	Toray Industries, Inc.	19,711
700	Tosoh Corp.	10,400
1,684	Toyo Seikan Group Holdings Ltd.	20,113
310	Toyobo Co. Ltd.	3,388
179	Ube Industries Ltd.	3,110
2,483	Umicore SA	101,293
2,579	Victrex plc	85,937

Common Stocks – (continued)
Materials – (continued)
8,006	voestalpine AG	290,483
8,782	Westrock Co.	389,570
3,909	Wienerberger AG	143,552
4,500	Zeon Corp.	52,014

		57,934,375

Media & Entertainment – 3.8%
44,458	Activision Blizzard, Inc.	2,957,791
7,077	Alphabet, Inc. Class A*	20,502,352
5,888	Alphabet, Inc. Class C*	17,037,458
10,263	Ascential plc*	56,441
46,549	Auto Trader Group plc	466,182
528	Bollore SA	2,953
4,600	Capcom Co. Ltd.	108,336
776	Charter Communications, Inc. Class A*	505,929
186,313	Comcast Corp. Class A	9,377,133
11,300	CyberAgent, Inc.	188,369
5,800	DeNA Co. Ltd.	89,313
4,209	Dentsu Group, Inc.	149,812
51,226	Discovery, Inc. Class C*	1,173,075
4,978	Euromoney Institutional Investor plc	62,763
23,852	Fox Corp. Class A	880,139
24,679	Fox Corp. Class B	845,749
45	Future plc	2,330
1,300	GungHo Online Entertainment, Inc.	29,224
4,600	Hakuhodo DY Holdings, Inc.	76,544
54,479	Interpublic Group of Cos., Inc. (The)	2,040,239
2,700	Kakaku.com, Inc.	72,180
2,200	Konami Holdings Corp.	105,599
31,382	Liberty Broadband Corp. Class C*	5,055,640
30,787	Live Nation Entertainment, Inc.*	3,684,896
19,481	Madison Square Garden Sports Corp. Class A*	3,384,434
15,531	Match Group, Inc.*	2,053,975
109,187	Meta Platforms, Inc. Class A*	36,725,047
10,260	Netflix, Inc.*	6,181,034
75,441	News Corp. Class A	1,683,089
25,717	News Corp. Class B	578,632
26,911	Nexstar Media Group, Inc. Class A	4,063,023
10,124	Nippon Television Holdings, Inc.	102,725
31,662	Omnicom Group, Inc.	2,319,875
57,902	Pearson plc	480,340
23,621	ProSiebenSat.1 Media SE	375,242
13,704	Publicis Groupe SA	923,294
36,007	Reach plc	137,683
45,986	Rightmove plc	496,226
2,700	Square Enix Holdings Co. Ltd.	138,509
8,648	Take-Two Interactive Software, Inc.*	1,536,923
24,048	Trustpilot Group plc*	106,480
6,143	TV Asahi Holdings Corp.	76,468
11,109	Ubisoft Entertainment SA*	541,900
46,366	Universal Music Group NV	1,308,079
59,776	Walt Disney Co. (The)*	9,258,705

		137,942,130

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 2.7%
38,890	AbbVie, Inc.	$5,265,706
11,781	Agilent Technologies, Inc.	1,880,837
21,306	Astellas Pharma, Inc.	346,766
21,072	AstraZeneca plc	2,460,566
59,485	Bayer AG (Registered)	3,176,757
9,459	Biogen, Inc.*	2,269,403
2,859	Bio-Techne Corp.	1,479,075
81,362	Bristol-Myers Squibb Co.	5,072,921
8,576	Charles River Laboratories International, Inc.*	3,231,265
11,826	Chugai Pharmaceutical Co. Ltd.	385,481
40	Danaher Corp.	13,160
31	Dechra Pharmaceuticals plc	2,241
4,700	Eisai Co. Ltd.	266,809
118,728	Elanco Animal Health, Inc.*	3,369,501
96	Eli Lilly & Co.	26,517
1,132	Eurofins Scientific SE	140,245
125	Evotec SE*	6,034
15	Genus plc	1,006
52,220	Gilead Sciences, Inc.	3,791,694
132,649	GlaxoSmithKline plc	2,888,135
6,293	Grifols SA	121,094
200	Hisamitsu Pharmaceutical Co., Inc.	6,909
17,935	Illumina, Inc.*	6,823,191
65,332	Indivior plc*	227,265
3,494	Ipsen SA	319,735
25,268	IQVIA Holdings, Inc.*	7,129,114
113,484	Johnson & Johnson	19,413,708
239	Kaken Pharmaceutical Co. Ltd.	8,751
400	Kyowa Kirin Co. Ltd.	10,906
6,164	Merck KGaA	1,585,734
3,141	Mettler-Toledo International, Inc.*	5,330,937
453	Mochida Pharmaceutical Co. Ltd.	13,708
1,100	Ono Pharmaceutical Co. Ltd.	27,341
6,993	Orion OYJ Class B	290,481
5,101	Otsuka Holdings Co. Ltd.	185,579
97	Oxford Biomedica plc*	1,615
1,118	PerkinElmer, Inc.	224,785
212,602	Pfizer, Inc.	12,554,148
165	PureTech Health plc*	647
4,488	Recordati Industria Chimica e Farmaceutica SpA	288,193
861	Regeneron Pharmaceuticals, Inc.*	543,739
5,277	Sanofi	529,515
5,579	Santen Pharmaceutical Co. Ltd.	68,113
818	Sawai Group Holdings Co. Ltd.	35,871
4,600	Shionogi & Co. Ltd.	323,593
2,674	Sumitomo Dainippon Pharma Co. Ltd.	30,851
476	Taisho Pharmaceutical Holdings Co. Ltd.	21,972
3,343	Takeda Pharmaceutical Co. Ltd.	91,292
200	Tsumura & Co.	5,697
868	UCB SA	99,061
82,328	Viatris, Inc.	1,113,898
28	Waters Corp.*	10,433
22	West Pharmaceutical Services, Inc.	10,318

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
24,953	Zoetis, Inc.	6,089,281

		99,611,594

Real Estate – 0.8%
52	Alexandria Real Estate Equities, Inc. (REIT)	11,594
26,599	American Tower Corp. (REIT)	7,780,207
49	AvalonBay Communities, Inc. (REIT)	12,377
63	Big Yellow Group plc (REIT)	1,456
162	CBRE Group, Inc. Class A*	17,579
1,100	Daito Trust Construction Co. Ltd.	126,193
221	Duke Realty Corp. (REIT)	14,506
10,122	Equinix, Inc. (REIT)	8,561,592
114	Equity Residential (REIT)	10,317
94	Extra Space Storage, Inc. (REIT)	21,313
7,066	Federal Realty Investment Trust (REIT)	963,237
30,538	Grainger plc	131,333
9,900	Hulic Co. Ltd.	94,144
391	Iron Mountain, Inc. (REIT)	20,461
352	Kimco Realty Corp. (REIT)	8,677
37,035	LXI REIT plc (REIT)	73,031
91	Mid-America Apartment Communities, Inc. (REIT)	20,879
11,200	Mitsui Fudosan Co. Ltd.	221,993
98	Prologis, Inc. (REIT)	16,499
58	Public Storage (REIT)	21,724
160	Regency Centers Corp. (REIT)	12,056
103	Safestore Holdings plc (REIT)	1,964
5,012	Savills plc	95,469
4,889	SBA Communications Corp. (REIT)	1,901,919
160	Segro plc (REIT)	3,114
38,956	Simon Property Group, Inc. (REIT)	6,224,000
993	Sirius Real Estate Ltd.	1,901
7,872	TAG Immobilien AG	219,883
100	Tokyu Fudosan Holdings Corp.	560
165,162	Tritax Big Box REIT plc (REIT)	557,192
181	UDR, Inc. (REIT)	10,858
20,771	Vornado Realty Trust (REIT)	869,474
101	Warehouses De Pauw CVA (REIT)	4,847
42,465	Weyerhaeuser Co. (REIT)	1,748,709

		29,781,058

Retailing – 2.9%
1,200	ABC-Mart, Inc.	51,373
7,192	Advance Auto Parts, Inc.	1,725,217
12,980	Amazon.com, Inc.*	43,279,733
11,682	AO World plc*	17,472
6,897	Auto1 Group SE*	152,435
703	Autobacs Seven Co. Ltd.	8,577
1,188	AutoZone, Inc.*	2,490,511
181	B&M European Value Retail SA	1,559
22,772	Bath & Body Works, Inc.	1,589,258
2,059	Best Buy Co., Inc.	209,194
687	CarMax, Inc.*	89,468
20,194	Carvana Co.*	4,680,767

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Retailing – (continued)
101,023	Currys plc	$157,056
1,174	Dollar General Corp.	276,864
15,809	Dollar Tree, Inc.*	2,221,481
5,541	eBay, Inc.	368,477
31	Etsy, Inc.*	6,787
900	Fast Retailing Co. Ltd.	511,600
2,207	Frasers Group plc*	23,157
85,524	Gap, Inc. (The)	1,509,499
12,515	Genuine Parts Co.	1,754,603
29,622	Home Depot, Inc. (The)	12,293,426
3,013	Inchcape plc	37,092
86,605	Industria de Diseno Textil SA	2,793,015
13,000	Isetan Mitsukoshi Holdings Ltd.	96,073
1,000	Izumi Co. Ltd.	28,044
3,418	J Front Retailing Co. Ltd.	31,124
8,799	JD Sports Fashion plc	25,944
14,984	Kingfisher plc	68,923
29,564	LKQ Corp.	1,774,727
2,572	Lowe’s Cos., Inc.	664,811
15,787	Marks & Spencer Group plc*	49,663
10,170	Moonpig Group plc*	51,670
7,098	Next plc	785,060
3,439	O’Reilly Automotive, Inc.*	2,428,725
210	PALTAC Corp.	8,654
10,500	Pan Pacific International Holdings Corp.	144,730
29,235	Pets at Home Group plc	184,005
3,300	Rakuten Group, Inc.	33,110
18,257	Ross Stores, Inc.	2,086,410
10,200	Ryohin Keikaku Co. Ltd.	155,530
1,004	Shimamura Co. Ltd.	84,256
2,075	Takashimaya Co. Ltd.	19,332
16,758	Target Corp.	3,878,472
83,122	TJX Cos., Inc. (The)	6,310,622
21,764	Tractor Supply Co.	5,192,890
4,472	Ulta Beauty, Inc.*	1,843,985
19,221	Vivo Energy plc	34,290
120	Watches of Switzerland Group plc*	2,315
12,645	WH Smith plc*	254,161
18,519	Williams-Sonoma, Inc.	3,132,118
2,080	Yamada Holdings Co. Ltd.	7,111
4,200	ZOZO, Inc.	130,957

		105,756,333

Semiconductors & Semiconductor Equipment – 2.0%
73,800	Advanced Micro Devices, Inc.*	10,619,820
3,600	Advantest Corp.	340,917
4,006	Applied Materials, Inc.	630,384
16	ASM International NV	7,063
33	ASML Holding NV	26,434
33	BE Semiconductor Industries NV	2,805
10,613	Broadcom, Inc.	7,061,996
700	Disco Corp.	213,957
88,859	Infineon Technologies AG	4,090,933
135,182	Intel Corp.	6,961,873
4,480	Microchip Technology, Inc.	390,029

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
14,258	Micron Technology, Inc.	1,328,133
2,683	Monolithic Power Systems, Inc.	1,323,604
54,829	NVIDIA Corp.	16,125,757
9,630	NXP Semiconductors NV	2,193,521
15,507	Qorvo, Inc.*	2,425,140
25,983	QUALCOMM, Inc.	4,751,511
28,650	Renesas Electronics Corp.*	355,853
1,966	SCREEN Holdings Co. Ltd.	211,253
3,103	Skyworks Solutions, Inc.	481,399
20,500	STMicroelectronics NV	1,011,445
11,236	SUMCO Corp.	228,797
12,050	Teradyne, Inc.	1,970,537
57,109	Texas Instruments, Inc.	10,763,333
343	Ulvac, Inc.	21,456

		73,537,950

Software & Services – 4.5%
36,732	Accenture plc Class A	15,227,251
24,509	Adobe, Inc.*	13,898,074
1,418	Adyen NV*	3,722,254
7,785	Akamai Technologies, Inc.*	911,156
1,481	Alten SA	267,208
28,704	Atos SE	1,215,945
8,823	Autodesk, Inc.*	2,480,939
9,204	Bytes Technology Group plc	70,700
10,600	Cadence Design Systems, Inc.*	1,975,310
1,962	Capgemini SE	480,848
167,873	Capita plc*	82,937
20,750	Citrix Systems, Inc.	1,962,742
12,879	Cognizant Technology Solutions Corp. Class A	1,142,625
712	Computacenter plc	28,282
131	Dassault Systemes SE	7,774
16,964	DXC Technology Co.*	546,071
10	FDM Group Holdings plc	173
12,063	Fidelity National Information Services, Inc.	1,316,676
16,600	Finablr plc*(a)	—
11,879	Fiserv, Inc.*	1,232,921
3,091	FleetCor Technologies, Inc.*	691,889
6,094	Fortinet, Inc.*	2,190,184
2,563	Fujitsu Ltd.	440,392
6,048	Gartner, Inc.*	2,021,967
10,085	Global Payments, Inc.	1,363,290
40,615	International Business Machines Corp.	5,428,601
16,473	Intuit, Inc.	10,595,763
54	Kainos Group plc	1,401
50,967	Mastercard, Inc. Class A	18,313,462
5,110	Micro Focus International plc	28,935
65,236	Microsoft Corp.	21,940,172
5,802	NCC Group plc	18,337
1,354	NEC Corp.	62,609
3,272	Nemetschek SE	418,371
906	Nihon Unisys Ltd.	25,426
58,595	NortonLifeLock, Inc.	1,522,298
1,285	NTT Data Corp.	27,565

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
135,752	Oracle Corp.	$11,838,932
700	Oracle Corp. Japan	53,181
1,800	Otsuka Corp.	85,829
25	Paychex, Inc.	3,413
40	QT Group OYJ*	6,058
1,210	Reply SpA	245,760
70,717	Sage Group plc (The)	818,263
3,200	Sansan, Inc.*	69,198
45,931	SAP SE	6,464,308
2,586	SCSK Corp.	51,467
5,174	ServiceNow, Inc.*	3,358,495
69	Softcat plc	1,685
1,212	Sopra Steria Group SACA	217,503
14,944	Synopsys, Inc.*	5,506,864
75,351	TeamViewer AG*	1,011,113
62,427	Trade Desk, Inc. (The) Class A*	5,720,810
2,400	Trend Micro, Inc.	133,239
6,105	VeriSign, Inc.*	1,549,571
62,366	Visa, Inc. Class A	13,515,336
63,412	Western Union Co. (The)	1,131,270
7,193	Worldline SA*	400,364

		163,843,207

Technology Hardware & Equipment – 2.5%
2,218	Alps Alpine Co. Ltd.	20,920
1,232	Amano Corp.	28,367
21,925	Amphenol Corp. Class A	1,917,560
190,471	Apple, Inc.	33,821,935
1,400	Azbil Corp.	63,852
2,562	Brother Industries Ltd.	49,381
1,931	Canon Marketing Japan, Inc.	38,479
19,825	Canon, Inc.	483,604
11,195	CDW Corp.	2,292,512
266,815	Cisco Systems, Inc.	16,908,067
24,977	Corning, Inc.	929,894
2,800	Daiwabo Holdings Co. Ltd.	44,781
100,253	Dell Technologies, Inc. Class C*	5,631,211
8,050	F5, Inc.*	1,969,916
5,432	FUJIFILM Holdings Corp.	402,698
20	Halma plc	867
90,554	Hewlett Packard Enterprise Co.	1,428,037
1,036	Horiba Ltd.	60,921
39,376	HP, Inc.	1,483,294
3,787	IPG Photonics Corp.*	651,894
60,581	Juniper Networks, Inc.	2,163,348
9,054	Keysight Technologies, Inc.*	1,869,742
42,990	Konica Minolta, Inc.	196,163
700	Kyocera Corp.	43,768
6,505	Motorola Solutions, Inc.	1,767,409
1,000	Murata Manufacturing Co. Ltd.	79,762
22,751	NetApp, Inc.	2,092,864
1,997	Nippon Electric Glass Co. Ltd.	51,203
359,874	Nokia OYJ*	2,279,330
2,600	Omron Corp.	259,083
230	Oxford Instruments plc	8,260
177	Renishaw plc	11,470

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
22,004	Ricoh Co. Ltd.	205,102
6,071	Seagate Technology Holdings plc	685,902
9,619	Seiko Epson Corp.	173,242
2,600	Shimadzu Corp.	109,819
9,579	Spectris plc	476,800
3,021	TE Connectivity Ltd.	487,408
1,894	Teledyne Technologies, Inc.*	827,470
1,800	Topcon Corp.	25,989
19,570	Trimble, Inc.*	1,706,308
23,714	Western Digital Corp.*	1,546,390
4,544	Yokogawa Electric Corp.	82,017
10,765	Zebra Technologies Corp. Class A*	6,407,328

		91,784,367

Telecommunication Services – 0.3%
691	Airtel Africa plc	1,245
73,791	AT&T, Inc.	1,815,259
210,639	Deutsche Telekom AG (Registered)	3,892,083
5,687	Elisa OYJ	350,183
9,957	Freenet AG	263,144
104,038	Lumen Technologies, Inc.	1,305,677
27,877	Nippon Telegraph & Telephone Corp.	762,388
14,415	Proximus SADP	281,521
41,100	SoftBank Corp.	519,117
1,800	SoftBank Group Corp.	86,292
186,498	Telefonica SA	808,694
23,795	Verizon Communications, Inc.	1,236,388
302,671	Vodafone Group plc	455,894

		11,777,885

Transportation – 0.6%
2,100	Abertis Infraestructuras SA(a)	—
11,734	Alaska Air Group, Inc.*	611,341
59	American Airlines Group, Inc.*	1,060
12,172	Atlantia SpA*	241,514
35	Clarkson plc	1,838
71,152	CSX Corp.	2,675,315
43,140	Delta Air Lines, Inc.*	1,685,911
62,494	Deutsche Post AG (Registered)	4,019,664
11	Expeditors International of Washington, Inc.	1,477
13,905	FedEx Corp.	3,596,389
38,587	Firstgroup plc*	53,378
600	Hitachi Transport System Ltd.	28,208
1,500	Japan Airport Terminal Co. Ltd.*	62,561
817	Kamigumi Co. Ltd.	15,471
4,500	Kyushu Railway Co.	93,575
300	Mitsui OSK Lines Ltd.	22,297
4,507	National Express Group plc*	15,754
300	Nippon Express Co. Ltd.	17,706
600	Nippon Yusen KK	45,752
3,900	Odakyu Electric Railway Co. Ltd.	72,507
4,995	Old Dominion Freight Line, Inc.	1,790,108
9,514	Redde Northgate plc	56,211
90,538	Royal Mail plc	620,749
3,400	Seino Holdings Co. Ltd.	34,458

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Transportation – (continued)
10,645	Southwest Airlines Co.*	$456,032
5,600	Tokyu Corp.	74,445
19,330	United Parcel Service, Inc. Class B	4,143,192
5,502	Yamato Holdings Co. Ltd.	129,250

		20,566,163

Utilities – 0.9%
64,714	A2A SpA	126,103
2,001	Acciona SA	380,868
188,076	AES Corp. (The)	4,570,247
20,059	American Electric Power Co., Inc.	1,784,649
16,929	American Water Works Co., Inc.	3,197,211
110,162	Centrica plc*	106,828
10,820	Chubu Electric Power Co., Inc.	114,286
6,600	Chugoku Electric Power Co., Inc. (The)	53,520
5,168	Consolidated Edison, Inc.	440,934
7,904	ContourGlobal plc	20,615
39,605	Drax Group plc	324,324
2,538	DTE Energy Co.	303,392
27,021	Duke Energy Corp.	2,834,503
26,921	Edison International	1,837,358
4,300	Electric Power Development Co. Ltd.	57,145
1,537	Elia Group SA/NV	202,586
17,957	Engie SA	265,860
14,305	Entergy Corp.	1,611,458
3,401	Evergy, Inc.	233,343
9,932	Exelon Corp.	573,672
30,834	FirstEnergy Corp.	1,282,386
7,930	Fortum OYJ	243,217
97,655	Hera SpA	405,890
3,910	Hokkaido Electric Power Co., Inc.	17,487
1,500	Hokuriku Electric Power Co.	7,639
27,162	Iberdrola SA	321,598
47,275	Italgas SpA	324,962
73,363	NextEra Energy, Inc.	6,849,170
2,794	NiSource, Inc.	77,142
11,059	NRG Energy, Inc.	476,422
4,411	Pinnacle West Capital Corp.	311,372
5,258	PPL Corp.	158,055
5,567	RWE AG	225,556
1,224	Sempra Energy	161,911
58,862	Southern Co. (The)	4,036,756
4,600	SSE plc	102,834
2,595	Telecom Plus plc	55,708
2,200	Toho Gas Co. Ltd.	56,039
1,200	Tohoku Electric Power Co., Inc.	8,530
5,700	Tokyo Electric Power Co. Holdings, Inc.*	14,736
2,295	United Utilities Group plc	33,864
3,902	Veolia Environnement SA	143,297
52	Verbund AG	5,844

		34,359,317

TOTAL COMMON STOCKS
(Cost $1,254,429,231)		$1,469,382,750

Exchange Traded Funds – 20.3%
54,744	First Trust US Equity Opportunities ETF	$6,706,688
2,413,104	Invesco Senior Loan ETF	53,329,598
2,675,707	iShares 5-10 Year Investment Grade Corporate Bond ETF	158,589,154
6,016,827	iShares Core MSCI Emerging Markets ETF	360,167,264
80,000	iShares J.P. Morgan USD Emerging Markets Bond ETF	8,724,800
1,121,257	SPDR Blackstone Senior Loan ETF	51,162,957
803,234	SPDR Bloomberg Convertible Securities ETF	66,636,293
784,293	VanEck Fallen Angel High Yield Bond ETF	25,858,140
92,700	Vanguard Real Estate ETF	10,754,127

TOTAL EXCHANGE TRADED FUNDS
(Cost $696,722,549)		$741,929,021

Shares	Dividend Rate	Value

Investment Company(b) – 32.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,174,228,909	0.026%	$1,174,228,909
(Cost $1,174,228,909)

TOTAL INVESTMENTS – 92.4%
(Cost $3,125,380,689)		$3,385,540,680

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.6%		280,375,339

NET ASSETS – 100.0%		$3,665,916,019

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(b)	Represents an Affiliated Issuer.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

Investment Abbreviations:
CVA	—Dutch Certification
EURIBOR	—Euro Interbank Offered Rate
REIT	—Real Estate Investment Trust
SPDR	—Standard and Poor’s Depositary Receipts
U.S.	—United States

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israel New Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippines Peso
PLN	—Polish Zloty
SEK	—Swedish Krona
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

22	The accompanying notes are an integral part of these financial statements.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Chase Bank NA	IDR	115,591,860,000	USD	8,066,987	02/02/2022	$56,693
	ILS	25,160,000	USD	7,953,320	01/26/2022	140,111
	USD	48,973,216	JPY	5,576,180,000	01/26/2022	488,850
	USD	4,555,979	ZAR	72,700,000	01/26/2022	8,328

TOTAL						$693,982

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Chase Bank NA	PHP	203,030,000	USD	4,063,770	02/02/2022	$(119,379)
	USD	17,045,118	AUD	23,890,000	01/27/2022	(337,333)
	USD	4,668,360	BRL	27,020,000	02/01/2022	(149,752)
	USD	13,039,312	CAD	16,860,000	01/26/2022	(288,985)
	USD	11,895,862	CHF	10,980,000	01/26/2022	(161,141)
	USD	7,516,425	CLP	6,564,180,000	02/01/2022	(157,764)
	USD	6,592,095	CZK	147,580,000	01/26/2022	(148,285)
	USD	138,560,624	EUR	122,760,000	01/26/2022	(1,264,859)
	USD	65,514,345	GBP	49,480,000	01/26/2022	(1,455,770)
	USD	8,239,295	HUF	2,697,110,000	01/26/2022	(55,700)
	USD	4,627,837	INR	351,350,000	02/02/2022	(73,419)

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
	USD	9,675,474	KRW	11,542,090,000	02/04/2022	$(21,925)
	USD	4,974,399	NOK	44,670,000	01/26/2022	(95,911)
	USD	17,526,063	NZD	25,970,000	01/26/2022	(255,731)
	USD	9,836,438	PLN	40,380,000	01/26/2022	(170,609)
	USD	7,780,526	SEK	71,230,000	01/26/2022	(103,609)
	USD	4,814,910	TWD	133,620,000	02/08/2022	(16,450)

TOTAL						$(4,876,622)

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	10	02/24/2022	$1,830,200	$1,460
3 Month Canadian Bankers Acceptance	16	03/14/2022	3,135,934	711
Amsterdam Exchange Index	30	01/21/2022	5,449,020	146,173
ASX 90 Day Bank Accepted Bill	16	06/09/2022	11,629,330	(170)
ASX 90 Day Bank Accepted Bill	13	09/08/2022	9,441,621	(254)
Australia 10 Year Bond	82	03/15/2022	8,302,598	(59,080)
Brent Crude Oil	51	01/31/2022	3,966,780	44,311
Brent Crude Oil	18	04/29/2022	1,375,020	58,004
CAC 40 10 Euro Index	91	01/21/2022	7,400,398	231,511
Canada 10 Year Bond	113	03/22/2022	12,732,432	32,797
Cocoa	61	05/13/2022	1,557,330	52,228
Coffee ‘‘C’’	11	03/21/2022	932,662	81,647
Coffee ‘‘C’’	20	05/18/2022	1,695,000	133,231
Copper	39	03/29/2022	4,344,600	75,517
Copper	14	05/26/2022	1,556,450	38,936
Corn	142	03/14/2022	4,206,750	119,940
Corn	54	05/13/2022	1,605,150	71,117
Cotton No. 2	11	03/09/2022	619,300	12,297
Cotton No. 2	27	05/06/2022	1,491,480	(26,460)
DAX Index	27	03/18/2022	12,185,138	293,716
EURO STOXX 50 Index	3,408	03/18/2022	166,355,344	5,388,985
Euro-Bobl	90	03/08/2022	13,655,511	(81,317)
Euro-BTP	29	03/08/2022	4,853,756	(81,321)
Euro-Bund	315	03/08/2022	61,490,271	(1,020,993)
Euro-Buxl	41	03/08/2022	9,654,048	(488,857)
Euro-OAT	84	03/08/2022	15,608,425	(273,380)
Euro-Schatz	405	03/08/2022	51,656,193	(75,912)
FTSE 100 Index	667	03/18/2022	66,122,380	1,438,799
FTSE/JSE Top 40 Index	148	03/17/2022	6,222,037	127,731
FTSE/MIB Index	40	03/18/2022	6,204,370	151,580
IBEX 35 Index	17	01/21/2022	1,680,822	54,375
Japan 10 Year Bond	14	03/14/2022	18,454,490	(43,233)
KC HRW Wheat	39	05/13/2022	1,562,438	21,100
KOSPI 200 Index	42	03/10/2022	3,482,334	11,860
Lean Hogs	35	06/14/2022	1,364,300	50,390
Live Cattle	24	06/30/2022	1,335,360	14,494
LME Aluminum Base Metal	114	01/19/2022	7,988,550	655,405
LME Aluminum Base Metal	95	02/16/2022	6,661,875	71,748

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
LME Aluminum Base Metal	20	03/16/2022	$1,404,000	$(85,150)
LME Aluminum Base Metal	23	04/20/2022	1,613,738	143,110
LME Aluminum Base Metal	20	05/18/2022	1,402,750	95,185
LME Lead Base Metal	187	01/19/2022	10,882,231	(131,476)
LME Lead Base Metal	103	02/16/2022	5,972,712	203,015
LME Nickel Base Metal	65	01/19/2022	8,140,665	514,939
LME Nickel Base Metal	55	02/16/2022	6,875,055	186,506
LME Zinc Base Metal	122	01/19/2022	10,919,000	1,179,685
LME Zinc Base Metal	93	02/16/2022	8,282,812	663,122
LME Zinc Base Metal	12	03/16/2022	1,064,400	150,038
LME Zinc Base Metal	19	04/20/2022	1,675,325	139,654
LME Zinc Base Metal	17	05/18/2022	1,491,750	122,101
Long Gilt	69	03/29/2022	11,665,029	(137,308)
Low Sulphur Gasoil	19	02/10/2022	1,265,875	9,288
Low Sulphur Gasoil	22	05/12/2022	1,441,000	70,181
NASDAQ 100 E-Mini Index	47	03/18/2022	15,341,505	180,135
Natural Gas	38	04/27/2022	1,350,900	11,136
NY Harbor ULSD	19	01/31/2022	1,857,983	(9,532)
NY Harbor ULSD	15	04/29/2022	1,430,604	70,136
OMXS30 Index	214	01/21/2022	5,729,394	279,011
RBOB Gasoline	30	01/31/2022	2,799,594	57,298
RBOB Gasoline	15	04/29/2022	1,466,892	82,972
Russell 2000 E-Mini Index	132	03/18/2022	14,802,480	213,516
S&P Midcap 400 E-Mini Index	16	03/18/2022	4,540,320	91,294
S&P/TSX 60 Index	43	03/17/2022	8,708,439	206,000
SET50 Index	756	03/30/2022	4,466,522	69,050
Soybean	65	03/14/2022	4,354,188	(36,305)
Soybean	25	05/13/2022	1,686,875	148,571
Soybean Oil	45	05/13/2022	1,528,200	(32,836)
Sugar No. 11	2	02/28/2022	42,291	(1,730)
Sugar No. 11	70	04/29/2022	1,458,240	(80,256)
TOPIX Index	105	03/10/2022	18,183,083	92,031
U.S. Treasury 10 Year Note	73	03/22/2022	9,513,953	(7,940)
U.S. Treasury Long Bond	142	03/22/2022	22,711,125	(123,195)
Wheat	57	03/14/2022	2,195,212	(34,855)
Wheat	39	05/13/2022	1,508,812	(28,360)
WTI Crude Oil	65	01/20/2022	4,904,250	88,309
WTI Crude Oil	19	04/20/2022	1,411,890	81,488

Total				$11,667,914
Short position contracts:
3 Month Canadian Bankers Acceptance	(57)	06/13/2022	(11,125,578)	47,749
3 Month Canadian Bankers Acceptance	(134)	09/19/2022	(26,068,797)	(18,299)
3 Month Euro Euribor	(2)	09/19/2022	(571,584)	11
3 Month Euro Euribor	(46)	12/19/2022	(13,133,992)	3,369
3 Month Euro Euribor	(113)	03/13/2023	(32,218,910)	46,555
3 Month Euro Euribor	(160)	06/19/2023	(45,571,878)	91,006
3 Month Euro Euribor	(165)	09/18/2023	(46,963,125)	107,946
3 Month Euro Euribor	(159)	12/18/2023	(45,228,222)	38,423
3 Month Eurodollar	(201)	03/14/2022	(50,074,125)	11,434

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
3 Month Eurodollar	(321)	06/13/2022	$(79,768,500)	$67,210
3 Month Eurodollar	(402)	09/19/2022	(99,680,925)	210,369
3 Month Eurodollar	(442)	12/19/2022	(109,328,700)	344,629
3 Month Eurodollar	(441)	03/13/2023	(108,893,925)	459,077
3 Month Eurodollar	(381)	06/19/2023	(93,921,262)	467,139
3 Month Eurodollar	(317)	09/18/2023	(78,033,512)	374,661
3 Month Eurodollar	(291)	12/18/2023	(71,575,088)	94,485
CBOE Volatility Index	(70)	01/19/2022	(1,377,215)	195,256
CBOE Volatility Index	(70)	02/16/2022	(1,537,935)	94,186
CBOE Volatility Index	(67)	03/15/2022	(1,572,390)	104,989
Cocoa	(62)	03/16/2022	(1,562,400)	(32,795)
Feeder Cattle	(12)	03/31/2022	(1,020,000)	(39,643)
Hang Seng Index	(57)	01/28/2022	(8,571,327)	(103,470)
HSCEI	(91)	01/28/2022	(4,823,932)	(24,577)
KC HRW Wheat	(39)	03/14/2022	(1,560,975)	(11,239)
Lean Hogs	(22)	02/14/2022	(715,440)	(41,869)
Live Cattle	(10)	02/28/2022	(558,600)	(9,101)
LME Aluminum Base Metal	(114)	01/19/2022	(7,988,550)	(391,491)
LME Aluminum Base Metal	(38)	02/16/2022	(2,664,750)	(46,312)
LME Aluminum Base Metal	(20)	03/16/2022	(1,404,000)	(125,543)
LME Aluminum Base Metal	(23)	04/20/2022	(1,613,738)	(109,936)
LME Lead Base Metal	(187)	01/19/2022	(10,882,231)	(438,733)
LME Lead Base Metal	(25)	02/16/2022	(1,449,688)	(11,484)
LME Nickel Base Metal	(65)	01/19/2022	(8,140,665)	(239,675)
LME Nickel Base Metal	(15)	02/16/2022	(1,875,015)	(103,411)
LME Zinc Base Metal	(122)	01/19/2022	(10,919,000)	(1,111,178)
LME Zinc Base Metal	(31)	02/16/2022	(2,760,938)	(266,259)
LME Zinc Base Metal	(12)	03/16/2022	(1,064,400)	(85,082)
LME Zinc Base Metal	(19)	04/20/2022	(1,675,325)	(137,074)
Natural Gas	(101)	01/27/2022	(3,802,650)	(20,799)
S&P 500 E-Mini Index	(1,638)	03/18/2022	(389,721,150)	(8,068,361)
Silver	(68)	03/29/2022	(7,927,100)	(339,373)
Soybean Oil	(38)	03/14/2022	(1,289,796)	(744)
U.S. Treasury 2 Year Note	(293)	03/31/2022	(63,912,914)	29,359
U.S. Treasury 5 Year Note	(257)	03/31/2022	(31,066,883)	19,063

Total				$(8,969,532)

Total Futures Contracts				$2,698,382

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2021(b)	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
iTraxx Europe Crossover Index	5.000%	2.415%	12/20/2026	EUR	49,500	$6,786,915	$6,699,822	$87,093
iTraxx Europe Index	1.000	0.475	12/20/2026		294,150	8,861,161	8,407,524	453,637
Markit CDX North America High Yield Index	5.000	2.944	12/20/2026	USD	75,900	7,052,375	6,740,819	311,556
Markit CDX North America Investment Grade Index	1.000	0.494	12/20/2026		326,400	8,078,966	7,420,822	658,144

TOTAL						$30,779,417	$29,268,987	$1,510,430

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)		Unrealized Appreciation/ (Depreciation)(a)
Alerian MLP Index Total Return(b)	(0.740)%	Bank of America NA	06/10/2022	USD	5,673	$286,668
MSCI The World Net Return Index(c)	0.108		01/11/2022		25,341	(461,634)
MSCI The World Net Return Index(c)	0.280		02/11/2022		11,535	(208,969)
Bloomberg Roll Select Commodity Index Total Return(d)	(0.000)	JPMorgan Chase Bank NA	02/28/2022		10,834	(124,968)
Bloomberg Roll Select Commodity Index Total Return(d)	(0.000)		12/08/2022		5,352	(52,581)
A basket (JPGSMARB) of common stocks(b)*	(0.108)		08/10/2022		43,304	775,185
Euro Stoxx Gross Total Return Index(c)	0.625		09/16/2022	EUR	99,096	(3,681,996)
FTSE 100 Total Return Index(c)	0.255		12/15/2022	GBP	31,365	(1,003,078)
J.P. Morgan Bespoke Global Healthcare Sector Index(b)	(0.108)		08/24/2022	USD	46,170	1,255,311
J.P. Morgan Bespoke Global Materials Sector Index(b)	(0.380)		08/24/2022		24,320	943,792
J.P. Morgan Bespoke Global Technology Sector Index(b)	(0.380)		08/24/2022		34,958	200,966
MSCI The World Growth Net Return Index(b)	(0.350)		08/25/2022		45,940	542,636
MSCI The World Net Return Index(c)	0.108		02/25/2022		189,738	(3,452,452)

TOTAL						$(4,981,120)

(a)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.
(b)	Payments made monthly.
(c)	Payments received monthly.
(d)	Payments made weekly.
*	The components of the basket shown below.

A basket (JPGSMARB) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Bottomline Technologies DE Inc	Information Technology	35,884	$2,026,370	4.68%
AusNet Services Ltd	Utilities	774,971	1,991,674	4.60
Aerojet Rocketdyne Holdings Inc	Industrials	42,526	1,988,533	4.59
Sanderson Farms Inc	Consumer Staples	10,406	1,988,364	4.59
Arena Pharmaceuticals Inc	Health Care	21,387	1,987,682	4.59
Shaw Communications Inc	Communication Services	51,564	1,979,525	4.57

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Cerner Corp	Health Care	21,245	$1,972,993	4.56%
Ortho Clinical Diagnostics Holdings PLC	Health Care	92,207	1,972,318	4.55
CMC Materials Inc	Information Technology	10,270	1,968,672	4.55
Suez SA	Utilities	99,216	1,965,475	4.54
Coherent Inc	Information Technology	7,349	1,958,753	4.52
Sydney Airport	Industrials	225,624	1,958,419	4.52
Kraton Corp	Materials	42,241	1,956,602	4.52
Magellan Health Inc	Health Care	20,586	1,955,434	4.52
Change Healthcare Inc	Health Care	91,387	1,953,852	4.51
Mimecast Ltd	Information Technology	24,552	1,953,565	4.51
Rogers Corp	Information Technology	7,155	1,953,257	4.51
Veoneer Inc	Consumer Discretionary	55,023	1,952,210	4.51
Nuance Communications Inc	Information Technology	35,282	1,951,816	4.51
CyrusOne Inc	Real Estate	21,744	1,950,893	4.51
Meggitt PLC	Industrials	2,210	1,631,182	3.77
Falck Renewables SpA	Utilities	183,740	1,591,187	3.67
Forterra Inc	Materials	29,247	695,500	1.61

PURCHASED OPTIONS CONTRACTS and WRITTEN OPTIONS CONTRACTS — At December 31, 2021, the Fund had the following purchased & written options contracts:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Purchased options contracts:
Calls
CBOE Volatility Index	25 USD	01/19/2022	790	$1,360,380	$79,000	$256,191	$(177,191)
	26 USD	02/16/2022	800	1,377,600	186,000	285,975	(99,975)
	28 USD	03/15/2022	670	1,153,740	194,300	272,563	(78,263)

Total calls			2,260		$459,300	$814,729	$(355,429)
Puts
S&P 500 Index	3,460 USD	01/31/2022	1	$476,618	$173	$1,121	$(948)
	3,750 USD	01/31/2022	4	1,906,472	1,200	4,995	(3,795)
	3,800 USD	01/31/2022	8	3,812,944	2,640	7,606	(4,966)
	3,895 USD	01/31/2022	11	5,242,798	4,235	9,248	(5,013)
	4,175 USD	01/31/2022	15	7,149,270	9,975	10,811	(836)

Total puts			39		$18,223	$33,781	$(15,558)

Total purchased options contracts			2,299		$477,523	$848,510	$(370,987)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED INDEX OPTIONS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written options contracts:
Puts
S&P 500 Index	4,490 USD	01/31/2022	1	$(476,618)	$(1,925)	$(8,939)	$7,014
	4,580 USD	01/31/2022	8	(3,812,944)	(22,400)	(62,154)	39,754
	4,595 USD	01/31/2022	11	(5,242,798)	(32,890)	(80,600)	47,710
	4,630 USD	01/31/2022	4	(1,906,472)	(13,940)	(40,117)	26,177
	4,755 USD	01/31/2022	15	(7,149,270)	(94,875)	(90,191)	(4,684)

Total written options contracts			39		$(166,030)	$(282,001)	$115,971

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments

December 31, 2021

Shares	Dividend Rate	Value

Investment Company(a) – 65.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
25,374,069	0.026%	$25,374,069

TOTAL INVESTMENTS – 65.5%
(Cost $25,374,069)		$25,374,069

OTHER ASSETS IN EXCESS OF LIABILITIES – 34.5%		13,387,088

NET ASSETS – 100.0%		$38,761,157

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
EURIBOR	—Euro Interbank Offered Rate
U.S.	—United States

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israel New Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peru Nuevo Sol
PHP	—Philippines Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
THB	—Thailand Baht
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	29

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	BRL	5,980,000	USD	1,041,074	02/01/2022	$25,259
	CZK	4,080,000	USD	186,156	01/26/2022	189
	HUF	25,290,000	USD	77,751	01/26/2022	29
	IDR	14,221,260,000	USD	995,437	02/02/2022	4,019
	INR	80,930,000	USD	1,073,555	02/02/2022	9,332
	KRW	806,360,000	USD	676,889	02/04/2022	596
	MXN	53,880,000	USD	2,591,371	01/26/2022	30,117
	NOK	32,120,000	USD	3,599,028	01/26/2022	46,780
	PLN	220,000	USD	54,447	01/26/2022	74
	USD	610,640	COP	2,453,030,000	02/01/2022	9,437
	USD	245,071	ILS	760,000	01/26/2022	596
	USD	300,284	INR	22,430,000	02/02/2022	158
	USD	971,131	KRW	1,153,690,000	02/04/2022	1,827
	USD	793,749	MXN	16,290,000	01/26/2022	1,172
	USD	306,259	PEN	1,210,000	02/01/2022	3,502
	USD	1,695,170	PHP	85,480,000	02/02/2022	34,499
	USD	333,123	TWD	9,170,000	02/08/2022	1,560

TOTAL						$169,146

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty		Currency Purchased		Currency Sold	Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	ILS	1,460,000	USD	471,063	01/26/2022	$(1,412)
	NOK	8,040,000	USD	914,646	01/26/2022	(2,058)
	PHP	18,500,000	USD	359,705	02/02/2022	(294)
	RUB	212,200,000	USD	2,846,633	02/01/2022	(27,693)
	THB	20,550,000	USD	620,552	01/26/2022	(5,473)
	TWD	13,820,000	USD	500,145	02/08/2022	(449)
	USD	607,778	CLP	527,760,000	02/01/2022	(9,227)
	USD	513,287	CZK	11,460,000	01/26/2022	(10,122)
	USD	1,032,817	HUF	337,950,000	01/26/2022	(6,552)
	USD	278,092	ILS	880,000	01/26/2022	(4,985)
	USD	1,402,801	KRW	1,673,030,000	02/04/2022	(2,842)
	USD	734,224	NOK	6,480,000	01/26/2022	(1,294)
	USD	440,667	PEN	1,790,000	02/01/2022	(7,213)
	USD	676,532	PLN	2,770,000	01/26/2022	(9,935)
	USD	225,856	SEK	2,060,000	01/26/2022	(2,157)
	USD	2,677,351	THB	89,990,000	01/26/2022	(16,123)
	USD	519,054	TWD	14,400,000	02/08/2022	(1,614)
	USD	452,646	ZAR	7,260,000	01/26/2022	(1,494)
	ZAR	28,590,000	USD	1,794,273	01/26/2022	(5,864)

TOTAL						$(116,801)

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Amsterdam Exchange Index	1	01/21/2022	$181,634	$(517)
Australia 10 Year Bond	95	03/15/2022	9,618,863	(47,944)
Brent Crude Oil	29	04/29/2022	2,215,310	29,452
CAC 40 10 Euro Index	2	01/21/2022	162,646	2,212
Canada 10 Year Bond	134	03/22/2022	15,098,637	134,498
Cocoa	88	05/13/2022	2,246,640	28,553
Coffee ‘‘C’’	26	05/18/2022	2,203,500	(59,013)
Copper	20	05/26/2022	2,223,500	42,282
Corn	74	05/13/2022	2,199,650	(26,533)
Cotton No. 2	54	05/06/2022	2,982,960	67,090
EURO STOXX 50 Index	7	03/18/2022	341,692	5,168
Euro-Buxl	1	03/08/2022	235,465	(10,071)
Euro-Schatz	4	03/08/2022	510,185	(307)
Foreign Exchange AUD/USD	8	03/14/2022	581,400	6,928
Foreign Exchange CAD/USD	23	03/15/2022	1,818,380	21,911
Foreign Exchange GBP/USD	8	03/14/2022	676,000	8,108
FTSE 100 Index	2	03/18/2022	198,268	1,606
FTSE/JSE Top 40 Index	3	03/17/2022	126,122	2,704
FTSE/MIB Index	1	03/18/2022	155,109	719
KC HRW Wheat	54	05/13/2022	2,163,375	(60,311)
Lean Hogs	56	06/14/2022	2,182,880	(3,132)
Live Cattle	40	06/30/2022	2,225,600	20,409
LME Aluminum Base Metal	68	01/19/2022	4,765,100	334,353
LME Aluminum Base Metal	41	02/16/2022	2,875,125	(46,464)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
LME Aluminum Base Metal	43	03/16/2022	$3,018,600	$(166,592)
LME Aluminum Base Metal	34	04/20/2022	2,385,525	177,199
LME Aluminum Base Metal	44	05/18/2022	3,086,050	94,683
LME Lead Base Metal	4	01/19/2022	232,775	(1,697)
LME Lead Base Metal	4	02/16/2022	231,950	3,470
LME Nickel Base Metal	1	01/19/2022	125,241	8,568
LME Nickel Base Metal	2	02/16/2022	250,002	4,449
LME Zinc Base Metal	57	01/19/2022	5,101,500	687,794
LME Zinc Base Metal	37	02/16/2022	3,295,312	446,607
LME Zinc Base Metal	41	03/16/2022	3,636,700	365,941
LME Zinc Base Metal	28	04/20/2022	2,468,900	203,790
LME Zinc Base Metal	35	05/18/2022	3,071,250	113,763
Low Sulphur Gasoil	34	05/12/2022	2,227,000	23,932
NASDAQ 100 E-Mini Index	1	03/18/2022	326,415	(3,512)
Natural Gas	61	04/27/2022	2,168,550	(57,428)
NY Harbor ULSD	23	04/29/2022	2,193,593	24,674
OMXS30 Index	4	01/21/2022	107,091	2,592
RBOB Gasoline	22	04/29/2022	2,151,442	28,688
S&P 500 E-Mini Index	6	03/18/2022	1,427,550	15,095
S&P/TSX 60 Index	1	03/17/2022	202,522	(1,405)
SET50 Index	8	03/30/2022	47,265	174
Silver	1	03/29/2022	116,575	(221)
Soybean	32	05/13/2022	2,159,200	12,074
Soybean Oil	65	05/13/2022	2,207,400	40,085
Sugar No. 11	106	04/29/2022	2,208,192	(30,238)
U.S. Treasury 10 Year Note	61	03/22/2022	7,950,016	(253)
U.S. Treasury Long Bond	1	03/22/2022	159,938	561
Wheat	56	05/13/2022	2,166,500	(50,825)
WTI Crude Oil	30	04/20/2022	2,229,300	53,137

Total				$2,446,806
Short position contracts:
100 oz Gold	(3)	02/24/2022	(549,060)	(7,438)
3 Month Canadian Bankers Acceptance	(2)	06/13/2022	(390,371)	721
3 Month Canadian Bankers Acceptance	(4)	09/19/2022	(778,173)	(414)
3 Month Euro Euribor	(2)	12/19/2022	(571,043)	11
3 Month Euro Euribor	(4)	03/13/2023	(1,140,492)	848
3 Month Euro Euribor	(6)	06/19/2023	(1,708,945)	1,626
3 Month Euro Euribor	(6)	09/18/2023	(1,707,750)	1,782
3 Month Euro Euribor	(6)	12/18/2023	(1,706,725)	1,223
3 Month Eurodollar	(6)	03/14/2022	(1,494,750)	24
3 Month Eurodollar	(10)	06/13/2022	(2,485,000)	746
3 Month Eurodollar	(13)	09/19/2022	(3,223,512)	2,595
3 Month Eurodollar	(14)	12/19/2022	(3,462,900)	4,527
3 Month Eurodollar	(14)	03/13/2023	(3,456,950)	4,886
3 Month Eurodollar	(12)	06/19/2023	(2,958,150)	4,835
3 Month Eurodollar	(10)	09/18/2023	(2,461,625)	3,264
3 Month Eurodollar	(9)	12/18/2023	(2,213,662)	1,073
Brent Crude Oil	(26)	01/31/2022	(2,022,280)	(30,802)
CBOE Volatility Index	(44)	01/19/2022	(865,678)	87,568

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
CBOE Volatility Index	(44)	02/16/2022	$(966,702)	$52,610
CBOE Volatility Index	(39)	03/15/2022	(915,272)	36,175
Cocoa	(63)	03/16/2022	(1,587,600)	(16,168)
Coffee ‘‘C’’	(30)	03/21/2022	(2,543,625)	59,549
Copper	(13)	03/29/2022	(1,448,200)	(22,461)
Corn	(94)	03/14/2022	(2,784,750)	36,179
Cotton No. 2	(60)	03/09/2022	(3,378,000)	(92,559)
Euro-Bobl	(2)	03/08/2022	(303,456)	(83)
Euro-BTP	(1)	03/08/2022	(167,371)	21
Euro-Bund	(141)	03/08/2022	(27,524,217)	304,892
Feeder Cattle	(3)	03/31/2022	(255,000)	(7,172)
Foreign Exchange CHF/USD	(35)	03/14/2022	(4,804,188)	(38,549)
Foreign Exchange EUR/USD	(31)	03/14/2022	(4,414,400)	(24,721)
Foreign Exchange JPY/USD	(38)	03/14/2022	(4,128,938)	35,819
Foreign Exchange NZD/USD	(7)	03/14/2022	(478,415)	(2,845)
Hang Seng Index	(2)	01/28/2022	(300,748)	(2,560)
HSCEI	(3)	01/28/2022	(159,031)	(700)
Japan 10 Year Bond	(19)	03/14/2022	(25,045,379)	13,803
KC HRW Wheat	(73)	03/14/2022	(2,921,825)	78,903
Lean Hogs	(60)	02/14/2022	(1,951,200)	15,136
Live Cattle	(48)	02/28/2022	(2,681,280)	(27,198)
LME Aluminum Base Metal	(68)	01/19/2022	(4,765,100)	(133,812)
LME Aluminum Base Metal	(80)	02/16/2022	(5,610,000)	43,641
LME Aluminum Base Metal	(43)	03/16/2022	(3,018,600)	(118,317)
LME Aluminum Base Metal	(34)	04/20/2022	(2,385,525)	(148,643)
LME Aluminum Base Metal	(2)	05/18/2022	(140,275)	(2,431)
LME Lead Base Metal	(4)	01/19/2022	(232,775)	(6,771)
LME Lead Base Metal	(1)	02/16/2022	(57,988)	(707)
LME Nickel Base Metal	(1)	01/19/2022	(125,241)	(5,772)
LME Zinc Base Metal	(57)	01/19/2022	(5,101,500)	(599,821)
LME Zinc Base Metal	(67)	02/16/2022	(5,967,188)	(521,665)
LME Zinc Base Metal	(41)	03/16/2022	(3,636,700)	(220,181)
LME Zinc Base Metal	(28)	04/20/2022	(2,468,900)	(215,645)
LME Zinc Base Metal	(1)	05/18/2022	(87,750)	(2,916)
Long Gilt	(27)	03/29/2022	(4,564,577)	31,874
Low Sulphur Gasoil	(32)	02/10/2022	(2,132,000)	(21,589)
Natural Gas	(58)	01/27/2022	(2,183,700)	34,420
NY Harbor ULSD	(18)	01/31/2022	(1,760,195)	(11,700)
RBOB Gasoline	(25)	01/31/2022	(2,332,995)	(30,057)
Soybean	(31)	03/14/2022	(2,076,612)	(7,823)
Soybean Oil	(65)	03/14/2022	(2,206,230)	(41,593)
Sugar No. 11	(60)	02/28/2022	(1,268,736)	8,813
U.S. Treasury 2 Year Note	(9)	03/31/2022	(1,963,195)	364
U.S. Treasury 5 Year Note	(8)	03/31/2022	(967,062)	494
Wheat	(52)	03/14/2022	(2,002,650)	45,699
WTI Crude Oil	(20)	01/20/2022	(1,509,000)	(25,366)

Total				$(1,474,358)

Total Futures Contracts				$972,448

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2021(b)	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
iTraxx Europe Crossover Index	5.000%	2.415%	12/20/2026	EUR 350	$47,988	$46,543	$1,445
iTraxx Europe Index	1.000	0.475	12/20/2026	850	25,606	24,333	1,273
Markit CDX North America High Yield Index	5.000	2.944	12/20/2026	USD 350	32,521	31,627	894
Markit CDX North America Investment Grade Index	1.000	0.494	12/20/2026	900	22,276	21,271	1,005

TOTAL					$128,391	$123,774	$4,617

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)		Unrealized Appreciation/ (Depreciation)(a)
A basket (MLGSFDUS) of common stock(b)*	(0.320)%	Bank of America NA	12/01/2022	USD	20,094	$(10,232)
Russell 1000 Index Total Return(c)	0.480		12/01/2022		17,257	64,035
A basket (JPGSFDEU) of common stocks(b)*	(0.598)	JPMorgan Chase Bank NA	09/16/2022	EUR	3,279	1,402
A basket (JPGSFDUK) of common stocks(b)*	(0.310)		11/07/2022	GBP	1,494	(5,670)
Euro Stoxx Gross Total Return Index(c)	0.598		09/16/2022	EUR	3,112	(5,409)
FTSE 100 Total Return Index(c)	0.190		11/07/2022	GBP	1,217	4,109

TOTAL						$48,235

(a)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.
(b)	Payments made weekly.
(c)	Payments received weekly.
*	The components of the basket shown below.

A basket (MLGSFDUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Alphabet Inc	Communication Services	362	$1,050,136	5.23%
Amazon.com Inc	Consumer Discretionary	269	898,412	4.47
Microsoft Corp	Information Technology	2,308	776,200	3.86
Meta Platforms Inc	Communication Services	1,674	562,905	2.80
JPMorgan Chase & Co	Financials	3,325	526,536	2.62
Apple Inc	Information Technology	2,208	392,005	1.95
Costco Wholesale Corp	Consumer Staples	683	387,963	1.93
Walmart Inc	Consumer Staples	2,545	368,275	1.83
Accenture PLC	Information Technology	853	353,583	1.76
UnitedHealth Group Inc	Health Care	671	336,978	1.68
Advanced Micro Devices Inc	Information Technology	2,214	318,546	1.59
Adobe Inc	Information Technology	555	314,965	1.57
Johnson & Johnson	Health Care	1,797	307,463	1.53
Coca-Cola Co/The	Consumer Staples	5,010	296,631	1.48
PepsiCo Inc	Consumer Staples	1,638	284,580	1.42
NIKE Inc	Consumer Discretionary	1,601	266,790	1.33

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Home Depot Inc/The	Consumer Discretionary	622	$258,068	1.28%
Texas Instruments Inc	Information Technology	1,260	237,552	1.18
Danaher Corp	Health Care	664	218,336	1.09
Honeywell International Inc	Industrials	1,034	215,594	1.07
Marsh & McLennan Cos Inc	Financials	1,067	185,408	0.92
Caterpillar Inc	Industrials	896	185,181	0.92
S&P Global Inc	Financials	376	177,545	0.88
Waste Management Inc	Industrials	1,060	176,848	0.88
Netflix Inc	Communication Services	290	174,725	0.87
Prologis Inc	Real Estate	1,014	170,749	0.85
Union Pacific Corp	Industrials	673	169,524	0.84
Sherwin-Williams Co/The	Materials	469	165,039	0.82
Fortinet Inc	Information Technology	447	160,816	0.80
AbbVie Inc	Health Care	1,176	159,239	0.79
Zoetis Inc	Health Care	647	157,805	0.79
Chipotle Mexican Grill Inc	Consumer Discretionary	89	155,959	0.78
Raytheon Technologies Corp	Industrials	1,794	154,432	0.77
Agilent Technologies Inc	Health Care	949	151,540	0.75
Eaton Corp PLC	Industrials	841	145,346	0.72
Edwards Lifesciences Corp	Health Care	1,098	142,292	0.71
3M Co	Industrials	766	136,019	0.68
Otis Worldwide Corp	Industrials	1,545	134,541	0.67
Air Products and Chemicals Inc	Materials	441	134,239	0.67
Booking Holdings Inc	Consumer Discretionary	56	133,165	0.66
Stryker Corp	Health Care	491	131,317	0.65
Aon PLC	Financials	432	129,938	0.65
Fastenal Co	Industrials	1,957	125,374	0.62
IDEXX Laboratories Inc	Health Care	190	125,056	0.62
Tesla Inc	Consumer Discretionary	116	122,215	0.61
Gartner Inc	Information Technology	357	119,229	0.59
O’Reilly Automotive Inc	Consumer Discretionary	168	118,592	0.59
Domino’s Pizza Inc	Consumer Discretionary	209	117,999	0.59
Zebra Technologies Corp	Information Technology	196	116,405	0.58
Oracle Corp	Information Technology	1,327	115,712	0.58
Tractor Supply Co	Consumer Discretionary	484	115,383	0.57
Bristol-Myers Squibb Co	Health Care	1,836	114,452	0.57
Exxon Mobil Corp	Energy	1,860	113,792	0.57
Marvell Technology Inc	Information Technology	1,291	112,959	0.56
Trane Technologies PLC	Industrials	550	111,154	0.55
CVS Health Corp	Health Care	1,066	110,017	0.55
Starbucks Corp	Consumer Discretionary	936	109,447	0.54
Dominion Energy Inc	Utilities	1,381	108,485	0.54
Equifax Inc	Industrials	360	105,482	0.52
Cintas Corp	Industrials	232	102,951	0.51
Veeva Systems Inc	Health Care	395	100,910	0.50
Old Dominion Freight Line Inc	Industrials	281	100,758	0.50
Verisk Analytics Inc	Industrials	440	100,592	0.50
Carrier Global Corp	Industrials	1,822	98,832	0.49
KKR & Co Inc	Financials	1,324	98,653	0.49
Rockwell Automation Inc	Industrials	282	98,219	0.49
Target Corp	Consumer Discretionary	423	97,907	0.49
Teleflex Inc	Health Care	295	96,992	0.48
Align Technology Inc	Health Care	147	96,693	0.48
Mastercard Inc	Information Technology	267	96,091	0.48
Keurig Dr Pepper Inc	Consumer Staples	2,570	94,741	0.47
Kraft Heinz Co/The	Consumer Staples	2,580	92,607	0.46
Baker Hughes Co	Energy	3,795	91,317	0.45
TE Connectivity Ltd	Information Technology	563	90,819	0.45
CDW Corp/DE	Information Technology	442	90,473	0.45

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Bio-Techne Corp	Health Care	165	$85,515	0.43%
Mondelez International Inc	Consumer Staples	1,254	83,177	0.41
Broadcom Inc	Information Technology	124	82,728	0.41
State Street Corp	Financials	888	82,626	0.41
Activision Blizzard Inc	Communication Services	1,229	81,748	0.41
Expedia Group Inc	Consumer Discretionary	451	81,484	0.41
Cisco Systems Inc/Delaware	Information Technology	1,274	80,730	0.40
Monolithic Power Systems Inc	Information Technology	163	80,451	0.40
Under Armour Inc	Consumer Discretionary	3,738	79,201	0.39
Berkshire Hathaway Inc	Financials	262	78,391	0.39
CSX Corp	Industrials	2,071	77,876	0.39
United Parcel Service Inc	Industrials	359	77,003	0.38
Corning Inc	Information Technology	2,065	76,869	0.38
Hershey Co/The	Consumer Staples	391	75,714	0.38
Lamb Weston Holdings Inc	Consumer Staples	1,148	72,748	0.36
FactSet Research Systems Inc	Financials	149	72,195	0.36
Clorox Co/The	Consumer Staples	413	72,071	0.36
AT&T Inc	Communication Services	2,917	71,759	0.36
Ball Corp	Materials	742	71,445	0.36
Broadridge Financial Solutions Inc	Information Technology	390	71,214	0.35
Lowe’s Cos Inc	Consumer Discretionary	274	70,950	0.35
PPL Corp	Utilities	2,293	68,927	0.34
Intel Corp	Information Technology	1,331	68,539	0.34
Charles River Laboratories International	Health Care	179	67,376	0.34
QUALCOMM Inc	Information Technology	366	66,841	0.33
M&T Bank Corp	Financials	435	66,798	0.33
Fortive Corp	Industrials	872	66,533	0.33
MarketAxess Holdings Inc	Financials	162	66,488	0.33
Kellogg Co	Consumer Staples	1,023	65,893	0.33
Entegris Inc	Information Technology	474	65,672	0.33
Tyler Technologies Inc	Information Technology	122	65,362	0.33
Brown & Brown Inc	Financials	917	64,426	0.32
AutoZone Inc	Consumer Discretionary	30	63,890	0.32
American Water Works Co Inc	Utilities	334	63,008	0.31
LKQ Corp	Consumer Discretionary	1,046	62,821	0.31
Comerica Inc	Financials	720	62,598	0.31
McDonald’s Corp	Consumer Discretionary	231	61,895	0.31
Avery Dennison Corp	Materials	286	61,850	0.31
Trimble Inc	Information Technology	709	61,803	0.31
Lennox International Inc	Industrials	187	60,686	0.30
Monster Beverage Corp	Consumer Staples	610	58,558	0.29
Hasbro Inc	Consumer Discretionary	562	57,231	0.28
Intuit Inc	Information Technology	89	57,121	0.28
Amgen Inc	Health Care	251	56,439	0.28
DTE Energy Co	Utilities	471	56,288	0.28
Booz Allen Hamilton Holding Corp	Industrials	656	55,635	0.28
Life Storage Inc	Real Estate	363	55,618	0.28
Allegion plc	Industrials	417	55,198	0.27
Amcor PLC	Materials	4,582	55,031	0.27
General Dynamics Corp	Industrials	258	53,772	0.27
Sirius XM Holdings Inc	Communication Services	8,443	53,613	0.27
Motorola Solutions Inc	Information Technology	190	51,656	0.26
Molina Healthcare Inc	Health Care	161	51,358	0.26
Keysight Technologies Inc	Information Technology	246	50,808	0.25
Vertiv Holdings Co	Industrials	2,015	50,316	0.25
International Business Machines Corp	Information Technology	371	49,610	0.25
T-Mobile US Inc	Communication Services	427	49,555	0.25
Charter Communications Inc	Communication Services	75	49,082	0.24
Allstate Corp/The	Financials	409	48,108	0.24

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Take-Two Interactive Software Inc	Communication Services	270	$48,065	0.24%
Black Knight Inc	Information Technology	577	47,864	0.24
Vail Resorts Inc	Consumer Discretionary	144	47,120	0.23
Skechers USA Inc	Consumer Discretionary	1,060	46,022	0.23
ServiceNow Inc	Information Technology	71	45,853	0.23
VeriSign Inc	Information Technology	178	45,286	0.23
Ulta Beauty Inc	Consumer Discretionary	110	45,190	0.22
Boston Properties Inc	Real Estate	384	44,238	0.22
IPG Photonics Corp	Information Technology	256	44,054	0.22
American Express Co	Financials	266	43,519	0.22
Quest Diagnostics Inc	Health Care	247	42,810	0.21
Ford Motor Co	Consumer Discretionary	2,057	42,725	0.21
Brown-Forman Corp	Consumer Staples	556	40,528	0.20
Atlassian Corp PLC	Information Technology	106	40,248	0.20
Gilead Sciences Inc	Health Care	551	39,978	0.20
ABIOMED Inc	Health Care	111	39,725	0.20
Dollar General Corp	Consumer Discretionary	165	38,982	0.19
W R Berkley Corp	Financials	470	38,695	0.19
Deere & Co	Industrials	111	38,063	0.19
Chevron Corp	Energy	277	32,448	0.16
NextEra Energy Inc	Utilities	280	26,173	0.13
American Tower Corp	Real Estate	64	18,832	0.09
Duke Energy Corp	Utilities	110	11,539	0.06

A basket (JPGSFDEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
adidas AG	Consumer Discretionary	668	$169,146	4.53%
ASML Holding NV	Information Technology	217	153,376	4.11
L’Oreal SA	Consumer Staples	331	137,833	3.69
SAP SE	Information Technology	1,030	128,588	3.45
Linde PLC	Materials	380	116,240	3.12
Infineon Technologies AG	Information Technology	2,698	109,987	2.95
Deutsche Post AG	Industrials	1,833	103,651	2.78
Siemens AG	Industrials	665	101,486	2.72
Ferrari NV	Consumer Discretionary	347	79,002	2.12
Merck KGaA	Health Care	321	72,806	1.95
Allianz SE	Financials	348	72,240	1.94
HelloFresh SE	Consumer Staples	1,027	69,366	1.86
Koninklijke Philips NV	Health Care	1,794	58,778	1.58
STMicroelectronics NV	Information Technology	1,271	55,627	1.49
LVMH Moet Hennessy Louis Vuitton SE	Consumer Discretionary	75	54,324	1.46
Deutsche Telekom AG	Communication Services	3,229	52,636	1.41
Wolters Kluwer NV	Industrials	502	52,006	1.39
ASM International NV	Information Technology	133	51,834	1.39
Neste Oyj	Energy	1,141	49,465	1.33
Safran SA	Industrials	445	47,896	1.28
Vinci SA	Industrials	505	46,903	1.26
Vonovia SE	Real Estate	956	46,363	1.24
Akzo Nobel NV	Materials	457	44,068	1.18
Deutsche Boerse AG	Financials	298	43,880	1.18
Danone SA	Consumer Staples	780	42,604	1.14
Henkel AG & Co KGaA	Consumer Staples	561	39,876	1.07
Adyen NV	Information Technology	17	39,349	1.05
Eurofins Scientific SE	Health Care	358	38,981	1.04
E.ON SE	Utilities	3,118	38,021	1.02
Koninklijke Ahold Delhaize NV	Consumer Staples	1,255	37,822	1.01
Koninklijke DSM NV	Materials	181	35,847	0.96
Amadeus IT Group SA	Information Technology	601	35,818	0.96

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
ArcelorMittal SA	Materials	1,260	$35,455	0.95%
Pernod Ricard SA	Consumer Staples	167	35,325	0.95
KBC Group NV	Financials	467	35,206	0.94
TotalEnergies SE	Energy	749	33,428	0.90
Bayer AG	Health Care	691	32,462	0.87
Beiersdorf AG	Consumer Staples	341	30,816	0.83
UPM-Kymmene Oyj	Materials	915	30,619	0.82
Sanofi	Health Care	325	28,777	0.77
Veolia Environnement SA	Utilities	885	28,556	0.77
Publicis Groupe SA	Communication Services	476	28,170	0.76
Industria de Diseno Textil SA	Consumer Discretionary	984	28,066	0.75
IMCD NV	Industrials	142	27,707	0.74
Kone Oyj	Industrials	439	27,691	0.74
Amplifon SpA	Health Care	553	26,259	0.70
Moncler SpA	Consumer Discretionary	406	25,969	0.70
Nordea Bank Abp	Financials	2,369	25,553	0.68
Zalando SE	Consumer Discretionary	355	25,260	0.68
Teleperformance	Industrials	62	24,374	0.65
DiaSorin SpA	Health Care	143	23,985	0.64
FinecoBank Banca Fineco SpA	Financials	1,439	22,212	0.60
Sodexo SA	Consumer Discretionary	286	22,063	0.59
Umicore SA	Materials	615	21,995	0.59
Poste Italiane SpA	Financials	1,859	21,457	0.58
Repsol SA	Energy	2,052	21,419	0.57
Sartorius Stedim Biotech	Health Care	42	20,295	0.54
LEG Immobilien SE	Real Estate	150	18,389	0.49
CRH PLC	Materials	383	17,801	0.48
Nokia Oyj	Information Technology	3,192	17,792	0.48
Iberdrola SA	Utilities	1,649	17,166	0.46
Cie de Saint-Gobain	Industrials	274	16,932	0.45
Symrise AG	Materials	129	16,831	0.45
Koninklijke KPN NV	Communication Services	6,034	16,473	0.44
Arkema SA	Materials	133	16,464	0.44
Snam SpA	Utilities	3,071	16,278	0.44
Smurfit Kappa Group PLC	Materials	328	15,888	0.43
Signify NV	Industrials	375	15,288	0.41
Nemetschek SE	Information Technology	134	15,114	0.41
Michelin	Consumer Discretionary	103	14,881	0.40
Knorr-Bremse AG	Industrials	171	14,859	0.40
Remy Cointreau SA	Consumer Staples	69	14,789	0.40
Erste Group Bank AG	Financials	355	14,698	0.39
QIAGEN NV	Health Care	299	14,639	0.39
CNH Industrial NV	Industrials	857	14,631	0.39
Kingspan Group PLC	Industrials	137	14,401	0.39
Carl Zeiss Meditec AG	Health Care	77	14,219	0.38
EDP – Energias de Portugal SA	Utilities	2,871	13,871	0.37
Universal Music Group NV	Communication Services	549	13,595	0.36
Kerry Group PLC	Consumer Staples	119	13,476	0.36
Fluidra SA	Industrials	374	13,181	0.35
Orion Oyj	Health Care	342	12,495	0.33
HeidelbergCement AG	Materials	204	12,138	0.33
Randstad NV	Industrials	197	11,854	0.32
Elisa Oyj	Communication Services	219	11,830	0.32
Tenaris SA	Energy	1,272	11,717	0.31
ProSiebenSat.1 Media SE	Communication Services	836	11,708	0.31
Davide Campari-Milano NV	Consumer Staples	887	11,399	0.31
Freenet AG	Communication Services	485	11,282	0.30
Red Electrica Corp SA	Utilities	555	10,560	0.28
La Francaise des Jeux SAEM	Consumer Discretionary	269	10,481	0.28

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Bureau Veritas SA	Industrials	357	$10,408	0.28%
Edenred	Information Technology	253	10,265	0.28
Aroundtown SA	Real Estate	1,867	9,930	0.27
Argenx SE	Health Care	31	9,802	0.26
Evonik Industries AG	Materials	332	9,446	0.25
Valmet Oyj	Industrials	249	9,386	0.25
Enagas SA	Utilities	452	9,223	0.25
Recordati Industria Chimica e Farmaceuti	Health Care	162	9,133	0.24
Reply SpA	Information Technology	50	8,952	0.24
Sofina SA	Financials	20	8,649	0.23
Hannover Rueck SE	Financials	49	8,134	0.22
Gerresheimer AG	Health Care	96	8,132	0.22
CaixaBank SA	Financials	3,349	8,085	0.22
Groupe Bruxelles Lambert SA	Financials	81	7,928	0.21
Italgas SpA	Utilities	1,247	7,549	0.20
Atos SE	Information Technology	200	7,470	0.20
Kesko Oyj	Consumer Staples	250	7,347	0.20
Faurecia SE	Consumer Discretionary	168	7,018	0.19
A2A SpA	Utilities	4,070	7,001	0.19
TAG Immobilien AG	Real Estate	274	6,753	0.18
Eurazeo SE	Financials	88	6,738	0.18
Siemens Gamesa Renewable Energy SA	Industrials	305	6,437	0.17
BioMerieux	Health Care	51	6,336	0.17
Huhtamaki Oyj	Materials	163	6,336	0.17
Gecina SA	Real Estate	51	6,209	0.17
Rational AG	Industrials	7	6,199	0.17
EXOR NV	Financials	78	6,177	0.17
Infrastrutture Wireless Italiane SpA	Communication Services	575	6,146	0.16
Aalberts NV	Industrials	105	6,128	0.16
Valeo	Consumer Discretionary	225	5,981	0.16
Aeroports de Paris	Industrials	52	5,915	0.16
Prysmian SpA	Industrials	177	5,873	0.16
Koninklijke Vopak NV	Energy	190	5,838	0.16
Ubisoft Entertainment SA	Communication Services	133	5,749	0.15
Elia Group SA/NV	Utilities	49	5,718	0.15
Scout24 SE	Communication Services	93	5,682	0.15
Eiffage SA	Industrials	60	5,468	0.15
Uniper SE	Utilities	125	5,239	0.14
Amundi SA	Financials	71	5,142	0.14
Arcadis NV	Industrials	120	5,069	0.14
Heineken Holding NV	Consumer Staples	61	4,960	0.13
CTS Eventim AG & Co KGaA	Communication Services	72	4,665	0.13
Warehouses De Pauw CVA	Real Estate	109	4,600	0.12
ASR Nederland NV	Financials	111	4,515	0.12
United Internet AG	Communication Services	123	4,298	0.12
Acciona SA	Utilities	23	3,941	0.11
SEB SA	Consumer Discretionary	29	3,932	0.11
Kojamo Oyj	Real Estate	179	3,806	0.10
Rubis SCA	Utilities	141	3,715	0.10
TechnipFMC PLC	Energy	688	3,603	0.10
GEA Group AG	Industrials	74	3,559	0.10

A basket (JPGSFDUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
AstraZeneca PLC	Health Care	17	$151,002	7.47%
Unilever PLC	Consumer Staples	36	142,300	7.04
Diageo PLC	Consumer Staples	27	107,928	5.34
GlaxoSmithKline PLC	Health Care	66	105,363	5.21

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
RELX PLC	Industrials	32	$77,204	3.82%
Vodafone Group PLC	Communication Services	553	62,062	3.07
BHP Group PLC	Materials	28	60,798	3.01
Reckitt Benckiser Group PLC	Consumer Staples	8	52,937	2.62
London Stock Exchange Group PLC	Financials	7	47,934	2.37
Ferguson PLC	Industrials	4	47,069	2.33
Tesco PLC	Consumer Staples	148	42,987	2.13
Ashtead Group PLC	Industrials	7	41,452	2.05
Royal Dutch Shell PLC	Energy	23	37,470	1.85
Segro PLC	Real Estate	23	32,414	1.60
Experian PLC	Industrials	9	31,350	1.55
Entain PLC	Consumer Discretionary	18	30,807	1.52
HSBC Holdings PLC	Financials	61	27,401	1.35
Flutter Entertainment PLC	Consumer Discretionary	2	26,366	1.30
Smith & Nephew PLC	Health Care	20	25,590	1.27
Legal & General Group PLC	Financials	81	24,060	1.19
Aviva PLC	Financials	55	22,470	1.11
Sage Group PLC/The	Information Technology	25	21,236	1.05
Burberry Group PLC	Consumer Discretionary	11	20,759	1.03
Antofagasta PLC	Materials	15	19,668	0.97
Halma PLC	Information Technology	6	19,487	0.96
Associated British Foods PLC	Consumer Staples	9	17,955	0.89
Persimmon PLC	Consumer Discretionary	6	17,549	0.87
Admiral Group PLC	Financials	5	16,909	0.84
Next PLC	Consumer Discretionary	2	16,476	0.81
Informa PLC	Communication Services	32	16,309	0.81
Intertek Group PLC	Industrials	3	15,926	0.79
Rio Tinto PLC	Materials	3	15,887	0.79
Rentokil Initial PLC	Industrials	26	14,989	0.74
Tritax Big Box REIT PLC	Real Estate	60	14,928	0.74
Barratt Developments PLC	Consumer Discretionary	20	14,739	0.73
Mondi PLC	Materials	8	14,730	0.73
Coca-Cola HBC AG	Consumer Staples	6	14,469	0.72
Spirax-Sarco Engineering PLC	Industrials	1	14,243	0.70
3i Group PLC	Financials	9	13,288	0.66
Auto Trader Group PLC	Communication Services	18	13,003	0.64
J Sainsbury PLC	Consumer Staples	45	12,540	0.62
Hargreaves Lansdown PLC	Financials	9	12,461	0.62
Rightmove PLC	Communication Services	16	12,426	0.61
Berkeley Group Holdings PLC	Consumer Discretionary	3	12,379	0.61
Dechra Pharmaceuticals PLC	Health Care	2	12,120	0.60
Royal Mail PLC	Industrials	24	12,107	0.60
Melrose Industries PLC	Industrials	75	11,940	0.59
DCC PLC	Industrials	2	11,860	0.59
National Grid PLC	Utilities	11	11,449	0.57
Land Securities Group PLC	Real Estate	15	11,284	0.56
Direct Line Insurance Group PLC	Financials	40	11,228	0.56
Pennon Group PLC	Utilities	9	10,521	0.52
IMI PLC	Industrials	6	10,126	0.50
Intermediate Capital Group PLC	Financials	5	10,111	0.50
Howden Joinery Group PLC	Industrials	11	10,069	0.50
DS Smith PLC	Materials	26	10,006	0.49
Pearson PLC	Communication Services	16	9,814	0.49
abrdn plc	Financials	40	9,717	0.48
Smurfit Kappa Group PLC	Materials	2	9,604	0.47
Future PLC	Communication Services	2	9,564	0.47
Spectris PLC	Information Technology	3	9,456	0.47
Evraz PLC	Materials	15	9,080	0.45
Smiths Group PLC	Industrials	6	8,809	0.44

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Compass Group PLC	Consumer Discretionary	5	$8,792	0.43%
Electrocomponents PLC	Industrials	7	8,431	0.42
Tate & Lyle PLC	Consumer Staples	12	7,908	0.39
Fresnillo PLC	Materials	9	7,741	0.38
Man Group PLC/Jersey	Financials	34	7,730	0.38
Games Workshop Group PLC	Consumer Discretionary	1	7,103	0.35
Derwent London PLC	Real Estate	2	6,923	0.34
ConvaTec Group PLC	Health Care	35	6,827	0.34
LondonMetric Property PLC	Real Estate	24	6,773	0.33
Hikma Pharmaceuticals PLC	Health Care	3	6,747	0.33
Schroders PLC	Financials	2	6,482	0.32
Greggs PLC	Consumer Discretionary	2	6,348	0.31
UNITE Group PLC/The	Real Estate	6	6,341	0.31
Centamin PLC	Materials	71	6,308	0.31
Quilter PLC	Financials	40	5,962	0.29
Hays PLC	Industrials	41	5,923	0.29
IG Group Holdings PLC	Financials	7	5,823	0.29
Primary Health Properties PLC	Real Estate	38	5,723	0.28
Drax Group PLC	Utilities	9	5,477	0.27
WH Smith PLC	Consumer Discretionary	4	5,382	0.27
Softcat PLC	Information Technology	3	5,189	0.26
HomeServe PLC	Industrials	6	4,961	0.25
Assura PLC	Real Estate	66	4,579	0.23
Pets at Home Group Plc	Consumer Discretionary	10	4,578	0.23
Britvic PLC	Consumer Staples	5	4,505	0.22
Genus PLC	Health Care	1	4,394	0.22
Rotork PLC	Industrials	12	4,298	0.21
Molten Ventures PLC	Financials	4	4,063	0.20
Ashmore Group PLC	Financials	14	4,041	0.20
Safestore Holdings PLC	Real Estate	3	4,022	0.20
888 Holdings PLC	Consumer Discretionary	12	3,710	0.18
Indivior PLC	Health Care	14	3,530	0.17
Frasers Group PLC	Consumer Discretionary	4	3,420	0.17
Pagegroup PLC	Industrials	5	3,380	0.17
Domino’s Pizza Group PLC	Consumer Discretionary	7	3,313	0.16
J D Wetherspoon PLC	Consumer Discretionary	3	3,220	0.16
Plus500 Ltd	Financials	2	3,217	0.16
Dunelm Group PLC	Consumer Discretionary	2	3,137	0.16
Sirius Real Estate Ltd	Real Estate	21	2,916	0.14
Endeavour Mining PLC	Materials	2	2,845	0.14
Liontrust Asset Management PLC	Financials	1	2,799	0.14
Reach PLC	Communication Services	10	2,771	0.14
Network International Holdings PLC	Information Technology	9	2,674	0.13
QinetiQ Group PLC	Industrials	10	2,644	0.13
Grainger PLC	Real Estate	8	2,629	0.13
Kainos Group PLC	Information Technology	1	2,603	0.13
Computacenter PLC	Information Technology	1	2,601	0.13
C&C Group PLC	Consumer Staples	11	2,555	0.13
Cranswick PLC	Consumer Staples	1	2,540	0.13
Close Brothers Group PLC	Financials	2	2,395	0.12
Currys PLC	Consumer Discretionary	21	2,358	0.12
Serco Group PLC	Industrials	17	2,355	0.12
Dr. Martens Plc	Consumer Discretionary	5	2,347	0.12
Trainline PLC	Consumer Discretionary	8	2,334	0.12
Moneysupermarket.com Group PLC	Consumer Discretionary	11	2,329	0.12
Trustpilot Group PLC	Communication Services	7	2,234	0.11
Genuit Group PLC	Industrials	4	2,139	0.11
Chrysalis Investments Ltd	Financials	9	2,085	0.10
Helios Towers PLC	Communication Services	12	1,997	0.10
Savills PLC	Real Estate	1	1,992	0.10
Spirent Communications PLC	Information Technology	7	1,901	0.09
TP ICAP Group PLC	Financials	12	1,871	0.09

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At December 31, 2021, the Fund had the following purchased options contracts:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Purchased options contracts:
Calls
CBOE Volatility Index	25 USD	01/19/2022	440	$757,680	$44,000	$95,319	$(51,319)
	26 USD	02/16/2022	440	757,680	102,300	141,975	(39,675)
	28 USD	03/15/2022	390	671,580	113,100	144,301	(31,201)

Total purchased options contracts			1,270		$259,400	$381,595	$(122,195)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ALTERNATIVE FUNDS III

Consolidated Statements of Assets and Liabilities(a)

December 31, 2021

	Absolute Return Tracker Fund	Alternative Premia Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,951,151,780 and $0)	$2,211,311,771	$—
Investments in affiliated issuers, at value (cost $1,174,228,909 and $25,374,069)	1,174,228,909	25,374,069
Purchased Options, at value (premiums paid $848,510 and $381,595)	477,523	259,400
Cash	65,968,876	690,542
Foreign currencies, at value (cost $115,746,260 and $1,916,141)	117,214,196	2,011,478
Receivables:
Collateral on certain derivative contracts(b)	104,604,255	10,637,400
Fund shares sold	7,721,158	—
Dividends	845,066	513
Foreign tax reclaims	169,124	31,274
Investments sold	4,721	53,725
Unrealized gain on swap contracts	4,004,558	69,546
Unrealized gain on forward foreign currency exchange contracts	693,982	169,146
Variation margin on swaps	413,089	1,380
Variation margin on futures	—	33,963
Other assets	89,584	49,790

Total assets	3,687,746,812	39,382,226

Liabilities:
Unrealized loss on swap contracts	8,985,678	21,311
Unrealized loss on forward foreign currency exchange contracts	4,876,622	116,801
Written options, at value (premiums received $282,001 and $0)	166,030	—
Variation margin on futures	127,330	—
Payables:
Fund shares redeemed	4,782,246	—
Management fees	2,013,751	156,008
Distribution and Service fees and Transfer Agency fees	174,324	3,042
Accrued expenses and other liabilities	704,812	323,907

Total liabilities	21,830,793	621,069

Net Assets:
Paid-in capital	3,580,948,577	42,124,700
Total distributable earnings (loss)	84,967,442	(3,363,543)
NET ASSETS	$3,665,916,019	$38,761,157

Net Assets:
Class A	$57,882,064	$5,262,514
Class C	7,972,774	268,146
Institutional	2,955,942,522	3,073,691
Investor	243,761,445	1,638,626
Class R6	153,588,168	28,496,135
Class R	1,535,788	11,037
Class P	245,233,258	11,008
Total Net Assets	$3,665,916,019	$38,761,157

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	6,159,115	806,929
Class C	945,740	44,080
Institutional	301,697,681	456,210
Investor	25,211,376	244,996
Class R6	15,698,603	4,245,090
Class R	169,423	1,710
Class P	25,038,316	1,637

Net asset value, offering and redemption price per share:(c)
Class A	$9.40	$6.52
Class C	8.43	6.08
Institutional	9.80	6.74
Investor	9.67	6.69
Class R6	9.78	6.71
Class R	9.06	6.46	(d)
Class P	9.79	6.72

(a)	Statements of Assets and Liabilities for the Absolute Return Tracker and Alternative Premia Funds are consolidated and include the balances of Cayman Commodity-ART LLC and Cayman Commodity-AP LLC (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Options	Swaps
Absolute Return Tracker	$—	$53,797,622	$5,642,698	$45,163,935

Alternative Premia	1,060,000	4,012,306	5,216,865	348,229

(c)	Maximum public offering price per share for Class A Shares of the Absolute Return Tracker and Alternative Premia Funds is $9.95 and $6.90, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
(d)	Net asset value may not recalculate due to rounding of fractional shares.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS III

Consolidated Statements of Operations(a)

For the Fiscal Year Ended December 31, 2021

	Absolute Return Tracker Fund	Alternative Premia Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $275,481 and $0)	$34,880,018	$—

Dividends — affiliated issuers	437,627	14,023

Securities lending income — affiliated issuer	137,941	—

Total investment income	35,455,586	14,023

Expenses:

Management fees	23,267,444	293,914

Transfer Agency fees(b)	1,798,286	21,411

Custody, accounting and administrative services	581,233	110,381

Printing and mailing costs	411,651	48,509

Professional fees	239,727	161,307

Distribution and Service (12b-1) fees(b)	225,149	19,947

Registration fees	148,978	85,872

Trustee fees	24,010	19,094

Service fees — Class C	21,286	1,628

Other	38,873	10,519

Total expenses	26,756,637	772,582

Less — expense reductions	(1,690,464)	(409,341)

Net expenses	25,066,173	363,241

NET INVESTMENT INCOME (LOSS)	10,389,413	(349,218)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	182,005,155	22,391

Investments — affiliated issuers	24	—

Futures contracts	(11,104,566)	2,388,353

Purchased options	(5,044,957)	(1,567,913)

Swap contracts	8,788,891	(2,002,200)

Forward foreign currency exchange contracts	2,114,752	150,185

Foreign currency transactions	(3,423,686)	(194,265)

Written options	26,138,256	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	39,683,885	—

Futures contracts	(2,731,230)	747,542

Purchased options	(175,576)	(59,478)

Swap contracts	(19,760,690)	36,292

Forward foreign currency exchange contracts	(5,581,554)	45,959

Foreign currency translation	(1,323,101)	(49,449)

Written options	(1,323,070)	—

Net realized and unrealized gain (loss)	208,262,533	(482,583)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$218,651,946	$(831,801)

(a)	Statements of Operations for the Absolute Return Tracker and Alternative Premia Funds are consolidated and include the balances of Cayman Commodity-ART, LLC and Cayman Commodity-AP, LLC (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or (12b-1) Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Absolute Return Tracker	$153,498	$63,857	$7,794	$98,240	$13,623	$1,200,567	$390,878	$25,175	$2,494	$67,309
Alternative Premia	15,006	4,884	57	9,604	1,042	1,523	2,871	6,349	18	4

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ALTERNATIVE FUNDS III

Consolidated Statements of Changes in Net Assets(a)

	Absolute Return Tracker Fund		Alternative Premia Fund
	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020
From operations:
Net investment income (loss)	$10,389,413	$8,780,977	$(349,218)	$(261,382)
Net realized gain (loss)	199,473,869	9,509,639	(1,203,449)	(3,658,163)
Net change in unrealized gain (loss)	8,788,664	65,857,178	720,866	(216,610)
Net increase (decrease) in net assets resulting from operations	218,651,946	84,147,794	(831,801)	(4,136,155)

Distributions to shareholders:
From distributable earnings:
Class A Shares	(4,908,995)	(386,990)	—	(401,977)
Class C Shares	(780,933)	(67,157)	—	(82,517)
Institutional Shares	(251,781,263)	(17,700,159)	—	(342,456)
Investor Shares	(20,262,094)	(1,515,395)	—	(145,793)
Class R6 Shares	(12,919,930)	(56,391)	—	(1,451,948)
Class R Shares	(134,664)	(10,040)	—	(1,195)
Class P Shares	(20,270,234)	(1,277,883)	—	(891)
Total distributions to shareholders	(311,058,113)	(21,014,015)	—	(2,426,777)

From share transactions:
Proceeds from sales of shares	1,612,413,440	1,411,743,043	11,257,874	6,525,219
Reinvestment of distributions	228,421,762	15,612,050	—	2,401,923
Cost of shares redeemed	(1,552,144,654)	(1,572,014,523)	(5,909,869)	(20,153,881)
Net increase (decrease) in net assets resulting from share transactions	288,690,548	(144,659,430)	5,348,005	(11,226,739)
TOTAL INCREASE (DECREASE)	196,284,381	(81,525,651)	4,516,204	(17,789,671)

Net Assets:
Beginning of year	3,469,631,638	3,551,157,289	34,244,953	52,034,624
End of year	$3,665,916,019	$3,469,631,638	$38,761,157	$34,244,953

(a)	Statements of Changes in Net Assets for the Absolute Return Tracker and Alternative Premia Funds are consolidated and include the balances of Cayman Commodity-ART, LLC and Cayman Commodity-AP, LLC (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.69	$9.44	$8.84	$9.31	$9.02

Net investment income (loss)(a)	(0.01)	(0.01)	0.10	0.07	— (b)

Net realized and unrealized gain (loss)	0.59	0.32	0.81	(0.33)	0.62

Total from investment operations	0.58	0.31	0.91	(0.26)	0.62

Distributions to shareholders from net investment income	—	(0.01)	(0.09)	(0.07)	—

Distributions to shareholders from net realized gains	(0.87)	(0.05)	(0.22)	(0.14)	(0.33)

Total distributions	(0.87)	(0.06)	(0.31)	(0.21)	(0.33)

Net asset value, end of year	$9.40	$9.69	$9.44	$8.84	$9.31

Total return(c)	6.09%	3.29%	10.36%	(2.80)%	6.93%

Net assets, end of year (in 000s)	$57,882	$61,642	$80,596	$65,635	$52,427

Ratio of net expenses to average net assets	1.04%	0.96%	0.97%	1.00%	1.03%

Ratio of total expenses to average net assets	1.09%	1.11%	1.11%	1.26%	1.61%

Ratio of net investment income (loss) to average net assets	(0.10)%	(0.10)%	1.08%	0.73%	(0.04)%

Portfolio turnover rate(d)	133%	193%	127%	137%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Data

Net asset value, beginning of year	$8.84	$8.69	$8.14	$8.61		$8.43

Net investment income (loss)(a)	(0.08)	(0.07)	0.03	—	(b)	(0.07)

Net realized and unrealized gain (loss)	0.54	0.28	0.75	(0.31)		0.58

Total from investment operations	0.46	0.21	0.78	(0.31)		0.51

Distributions to shareholders from net investment income	—	(0.01)	(0.01)	(0.02)		—

Distributions to shareholders from net realized gains	(0.87)	(0.05)	(0.22)	(0.14)		(0.33)

Total distributions	(0.87)	(0.06)	(0.23)	(0.16)		(0.33)

Net asset value, end of year	$8.43	$8.84	$8.69	$8.14		$8.61

Total return(c)	5.31%	2.43%	9.69%	(3.60)%		6.10%

Net assets, end of year (in 000s)	$7,973	$9,638	$15,761	$18,985		$13,718

Ratio of net expenses to average net assets	1.79%	1.71%	1.72%	1.75%		1.78%

Ratio of total expenses to average net assets	1.84%	1.86%	1.86%	2.00%		2.36%

Ratio of net investment income (loss) to average net assets	(0.84)%	(0.84)%	0.34%	—	%(d)	(0.81)%

Portfolio turnover rate(e)	133%	193%	127%	137%		76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Amount is less than 0.005%.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.03	$9.74	$9.10	$9.58	$9.23

Net investment income(a)	0.03	0.03	0.14	0.11	0.03

Net realized and unrealized gain (loss)	0.61	0.32	0.85	(0.35)	0.65

Total from investment operations	0.64	0.35	0.99	(0.24)	0.68

Distributions to shareholders from net investment income	—	(0.01)	(0.13)	(0.10)	— (b)

Distributions to shareholders from net realized gains	(0.87)	(0.05)	(0.22)	(0.14)	(0.33)

Total distributions	(0.87)	(0.06)	(0.35)	(0.24)	(0.33)

Net asset value, end of year	$9.80	$10.03	$9.74	$9.10	$9.58

Total return(c)	6.48%	3.60%	10.91%	(2.47)%	7.46%

Net assets, end of year (in 000s)	$2,955,943	$2,928,949	$2,852,690	$2,129,116	$1,510,457

Ratio of net expenses to average net assets	0.68%	0.58%	0.59%	0.61%	0.64%

Ratio of total expenses to average net assets	0.72%	0.73%	0.73%	0.88%	1.21%

Ratio of net investment income to average net assets	0.30%	0.28%	1.46%	1.13%	0.36%

Portfolio turnover rate(d)	133%	193%	127%	137%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Investor Shares(a)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.92	$9.64	$9.02	$9.50	$9.17

Net investment income(b)	0.02	0.02	0.13	0.10	0.03

Net realized and unrealized gain (loss)	0.60	0.32	0.83	(0.35)	0.63

Total from investment operations	0.62	0.34	0.96	(0.25)	0.66

Distributions to shareholders from net investment income	—	(0.01)	(0.12)	(0.09)	—

Distributions to shareholders from net realized gains	(0.87)	(0.05)	(0.22)	(0.14)	(0.33)

Total distributions	(0.87)	(0.06)	(0.34)	(0.23)	(0.33)

Net asset value, end of year	$9.67	$9.92	$9.64	$9.02	$9.50

Total return(c)	6.35%	3.54%	10.66%	(2.58)%	7.25%

Net assets, end of year (in 000s)	$243,761	$246,694	$370,779	$254,436	$93,650

Ratio of net expenses to average net assets	0.79%	0.71%	0.72%	0.75%	0.78%

Ratio of total expenses to average net assets	0.84%	0.86%	0.87%	0.98%	1.35%

Ratio of net investment income to average net assets	0.16%	0.16%	1.33%	1.08%	0.28%

Portfolio turnover rate(d)	133%	193%	127%	137%	76%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Class R6 Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.02	$9.72	$9.09	$9.57	$9.23

Net investment income(a)	0.05	0.03	0.14	0.12	0.04

Net realized and unrealized gain (loss)	0.58	0.33	0.84	(0.36)	0.63

Total from investment operations	0.63	0.36	0.98	(0.24)	0.67

Distributions to shareholders from net investment income	—	(0.01)	(0.13)	(0.10)	— (b)

Distributions to shareholders from net realized gains	(0.87)	(0.05)	(0.22)	(0.14)	(0.33)

Total distributions	(0.87)	(0.06)	(0.35)	(0.24)	(0.33)

Net asset value, end of year	$9.78	$10.02	$9.72	$9.09	$9.57

Total return(c)	6.38%	3.71%	10.82%	(2.46)%	7.36%

Net assets, end of year (in 000s)	$153,588	$9,353	$9,284	$6,030	$2,226

Ratio of net expenses to average net assets	0.66%	0.57%	0.58%	0.60%	0.62%

Ratio of total expenses to average net assets	0.70%	0.72%	0.72%	0.84%	1.19%

Ratio of net investment income to average net assets	0.51%	0.29%	1.47%	1.20%	0.39%

Portfolio turnover rate(d)	133%	193%	127%	137%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Class R Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.40	$9.18	$8.61	$9.08	$8.82

Net investment income (loss)(a)	(0.03)	(0.03)	0.08	0.04	(0.03)

Net realized and unrealized gain (loss)	0.56	0.31	0.78	(0.33)	0.62

Total from investment operations	0.53	0.28	0.86	(0.29)	0.59

Distributions to shareholders from net investment income	—	(0.01)	(0.07)	(0.04)	—

Distributions to shareholders from net realized gains	(0.87)	(0.05)	(0.22)	(0.14)	(0.33)

Total distributions	(0.87)	(0.06)	(0.29)	(0.18)	(0.33)

Net asset value, end of year	$9.06	$9.40	$9.18	$8.61	$9.08

Total return(b)	5.73%	3.06%	10.06%	(3.13)%	6.74%

Net assets, end of year (in 000s)	$1,536	$1,562	$2,347	$1,954	$2,150

Ratio of net expenses to average net assets	1.29%	1.21%	1.22%	1.25%	1.28%

Ratio of total expenses to average net assets	1.34%	1.36%	1.37%	1.53%	1.86%

Ratio of net investment income (loss) to average net assets	(0.33)%	(0.35)%	0.83%	0.45%	(0.31)%

Portfolio turnover rate(c)	133%	193%	127%	137%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Class P Shares
	Year Ended December 31,			April 17, 2018* to December 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.02	$9.73	$9.09	$9.64

Net investment income(a)	0.03	0.03	0.14	0.10

Net realized and unrealized gain (loss)	0.61	0.32	0.85	(0.41)

Total from investment operations	0.64	0.35	0.99	(0.31)

Distributions to shareholders from net investment income	—	(0.01)	(0.13)	(0.10)

Distributions to shareholders from net realized gains	(0.87)	(0.05)	(0.22)	(0.14)

Total distributions	(0.87)	(0.06)	(0.35)	(0.24)

Net asset value, end of period	$9.79	$10.02	$9.73	$9.09

Total return(b)	6.48%	3.61%	10.93%	(3.17)%

Net assets, end of period (in 000s)	$245,233	$211,794	$219,701	$152,975

Ratio of net expenses to average net assets	0.66%	0.57%	0.58%	0.59	%(c)

Ratio of total expenses to average net assets	0.71%	0.72%	0.72%	0.74	%(c)

Ratio of net investment income to average net assets	0.33%	0.29%	1.48%	1.41	%(c)

Portfolio turnover rate(d)	133%	193%	127%	137%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$6.73	$7.97	$7.92	$8.91	$10.01

Net investment income (loss)(a)	(0.09)	(0.06)	0.05	0.03	(0.01)

Net realized and unrealized gain (loss)	(0.12)	(0.68)	— (b)	(0.58)	1.40

Total from investment operations	(0.21)	(0.74)	0.05	(0.55)	1.39

Distributions to shareholders from net investment income	—	(0.50)	—	—	(0.17)

Distributions to shareholders from net realized gains	—	—	—	(0.44)	(2.32)

Total distributions	—	(0.50)	—	(0.44)	(2.49)

Net asset value, end of year	$6.52	$6.73	$7.97	$7.92	$8.91

Total return(c)	(3.12)%	(9.23)%	0.63%	(6.18)%	14.17%

Net assets, end of year (in 000s)	$5,263	$5,642	$8,047	$9,166	$13,886

Ratio of net expenses to average net assets	1.29%	1.19%	1.13%	1.13%	1.12%

Ratio of total expenses to average net assets	2.44%	2.46%	1.95%	1.64%	1.51%

Ratio of net investment income (loss) to average net assets	(1.33)%	(0.83)%	0.60%	0.34%	(0.10)%

Portfolio turnover rate(d)	—%	—%	—%	—%	349%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$6.33	$7.34	$7.35	$8.36	$9.55

Net investment loss(a)	(0.13)	(0.11)	(0.01)	(0.03)	(0.08)

Net realized and unrealized gain (loss)	(0.12)	(0.61)	— (b)	(0.54)	1.32

Total from investment operations	(0.25)	(0.72)	(0.01)	(0.57)	1.24

Distributions to shareholders from net investment income	—	(0.29)	—	—	(0.11)

Distributions to shareholders from net realized gains	—	—	—	(0.44)	(2.32)

Total distributions	—	(0.29)	—	(0.44)	(2.43)

Net asset value, end of year	$6.08	$6.33	$7.34	$7.35	$8.36

Total return(c)	(3.79)%	(9.82)%	(0.14)%	(6.93)%	13.37%

Net assets, end of year (in 000s)	$268	$1,888	$4,335	$8,547	$15,239

Ratio of net expenses to average net assets	2.03%	1.94%	1.89%	1.88%	1.87%

Ratio of total expenses to average net assets	3.29%	3.19%	2.67%	2.39%	2.27%

Ratio of net investment loss to average net assets	(2.07)%	(1.54)%	(0.11)%	(0.41)%	(0.84)%

Portfolio turnover rate(d)	—%	—%	—%	—%	349%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$6.93	$8.20	$8.11	$9.07	$10.15

Net investment income (loss)(a)	(0.07)	(0.03)	0.08	0.05	0.04

Net realized and unrealized gain (loss)	(0.12)	(0.70)	0.01	(0.57)	1.41

Total from investment operations	(0.19)	(0.73)	0.09	(0.52)	1.45

Distributions to shareholders from net investment income	—	(0.54)	—	—	(0.21)

Distributions to shareholders from net realized gains	—	—	—	(0.44)	(2.32)

Total distributions	—	(0.54)	—	(0.44)	(2.53)

Net asset value, end of year	$6.74	$6.93	$8.20	$8.11	$9.07

Total return(b)	(2.74)%	(8.89)%	1.11%	(5.74)%	14.59%

Net assets, end of year (in 000s)	$3,074	$4,620	$13,006	$32,924	$114,953

Ratio of net expenses to average net assets	0.92%	0.81%	0.77%	0.73%	0.73%

Ratio of total expenses to average net assets	2.08%	2.06%	1.51%	1.27%	1.09%

Ratio of net investment income (loss) to average net assets	(0.96)%	(0.43)%	1.02%	0.52%	0.36%

Portfolio turnover rate(c)	—%	—%	—%	—%	349%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Investor Shares(a)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$6.89	$8.12	$8.04	$9.02	$10.11

Net investment income (loss)(b)	(0.07)	(0.04)	0.07	0.05	0.02

Net realized and unrealized gain (loss)	(0.13)	(0.69)	0.01	(0.59)	1.41

Total from investment operations	(0.20)	(0.73)	0.08	(0.54)	1.43

Distributions to shareholders from net investment income	—	(0.50)	—	—	(0.20)

Distributions to shareholders from net realized gains	—	—	—	(0.44)	(2.32)

Total distributions	—	(0.50)	—	(0.44)	(2.52)

Net asset value, end of year	$6.69	$6.89	$8.12	$8.04	$9.02

Total return(c)	(2.90)%	(8.97)%	1.00%	(5.99)%	14.47%

Net assets, end of year (in 000s)	$1,639	$2,096	$3,911	$9,092	$8,910

Ratio of net expenses to average net assets	1.04%	0.93%	0.88%	0.88%	0.86%

Ratio of total expenses to average net assets	2.19%	2.19%	1.66%	1.39%	1.28%

Ratio of net investment income (loss) to average net assets	(1.08)%	(0.52)%	0.91%	0.61%	0.20%

Portfolio turnover rate(d)	—%	—%	—%	—%	349%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Class R6 Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$6.90	$8.17	$8.09	$9.05	$10.15

Net investment income (loss)(a)	(0.06)	(0.04)	0.09	0.07	0.02

Net realized and unrealized gain (loss)	(0.13)	(0.69)	(0.01)	(0.59)	1.42

Total from investment operations	(0.19)	(0.73)	0.08	(0.52)	1.44

Distributions to shareholders from net investment income	—	(0.54)	—	—	(0.22)

Distributions to shareholders from net realized gains	—	—	—	(0.44)	(2.32)

Total distributions	—	(0.54)	—	(0.44)	(2.54)

Net asset value, end of year	$6.71	$6.90	$8.17	$8.09	$9.05

Total return(b)	(2.61)%	(8.88)%	0.99%	(5.75)%	14.48%

Net assets, end of year (in 000s)	$28,496	$19,963	$22,670	$50,199	$3,074

Ratio of net expenses to average net assets	0.91%	0.81%	0.74%	0.72%	0.72%

Ratio of total expenses to average net assets	2.03%	2.08%	1.52%	1.24%	1.27%

Ratio of net investment income (loss) to average net assets	(0.95)%	(0.46)%	1.05%	0.82%	0.22%

Portfolio turnover rate(c)	—%	—%	—%	—%	349%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Class R Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$6.68	$7.78	$7.75	$8.75	$9.89

Net investment income (loss)(a)	(0.10)	(0.08)	0.03	0.01	(0.03)

Net realized and unrealized gain (loss)	(0.12)	(0.66)	— (b)	(0.57)	1.37

Total from investment operations	(0.22)	(0.74)	0.03	(0.56)	1.34

Distributions to shareholders from net investment income	—	(0.36)	—	—	(0.16)

Distributions to shareholders from net realized gains	—	—	—	(0.44)	(2.32)

Total distributions	—	(0.36)	—	(0.44)	(2.48)

Net asset value, end of year	$6.46	$6.68	$7.78	$7.75	$8.75

Total return(c)	(3.29)%	(9.53)%	0.39%	(6.40)%	13.89%

Net assets, end of year (in 000s)	$11	$24	$53	$13	$13

Ratio of net expenses to average net assets	1.54%	1.46%	1.36%	1.38%	1.36%

Ratio of total expenses to average net assets	2.69%	2.71%	2.16%	1.88%	1.77%

Ratio of net investment income (loss) to average net assets	(1.58)%	(1.10)%	0.42%	0.11%	(0.33)%

Portfolio turnover rate(d)	—%	—%	—%	—%	349%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Alternative Premia Fund
	Class P Shares
	Year Ended December 31,			April 18, 2018* to December 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$6.91	$8.19	$8.10	$8.85

Net investment income (loss)(a)	(0.07)	(0.04)	0.08	0.05

Net realized and unrealized gain (loss)	(0.12)	(0.70)	0.01	(0.36)

Total from investment operations	(0.19)	(0.74)	0.09	(0.31)

Distributions to shareholders from net investment income	—	(0.54)	—	—

Distributions to shareholders from net realized gains	—	—	—	(0.44)

Total distributions	—	(0.54)	—	(0.44)

Net asset value, end of period	$6.72	$6.91	$8.19	$8.10

Total return(b)	(2.60)%	(8.95)%	1.11%	(3.51)%

Net assets, end of period (in 000s)	$11	$12	$13	$13

Ratio of net expenses to average net assets	0.90%	0.80%	0.74%	0.77	%(c)

Ratio of total expenses to average net assets	2.06%	2.08%	1.56%	1.36	%(c)

Ratio of net investment income (loss) to average net assets	(0.95)%	(0.46)%	0.99%	0.83	%(c)

Portfolio turnover rate(d)	—%	—%	—%	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS III

Notes to Financial Statements

December 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Tracker and Alternative Premia	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for the Absolute Return Tracker and Alternative Premia Funds — Cayman Commodity-ART, LLC., and Cayman Commodity-AP, LLC., (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, are currently wholly-owned subsidiaries of the Absolute Return Tracker and Alternative Premia Funds, respectively. The Subsidiaries act as investment vehicles for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

As of December 31, 2021, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets
Absolute Return Tracker	$3,665,916,019	$98,487,783	3%
Alternative Premia	38,761,157	6,369,596	16

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United

GOLDMAN SACHS ALTERNATIVE FUNDS III

Notes to Financial Statements (continued)

December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker and Alternative Premia	Annually	Annually

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Funds are required to increase their taxable income by their share of their Subsidiaries’ income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or

GOLDMAN SACHS ALTERNATIVE FUNDS III

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

GOLDMAN SACHS ALTERNATIVE FUNDS III

Notes to Financial Statements (continued)

December 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty

GOLDMAN SACHS ALTERNATIVE FUNDS III

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS ALTERNATIVE FUNDS III

Notes to Financial Statements (continued)

December 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2021:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$34,406	$584,612	$—

Asia	2,192,829	28,954,542	—

Australia and Oceania	—	430,842	—

Europe	4,650,579	149,708,821	—

North America	1,281,100,857	1,675,745	—

South America	—	49,517	—

Exchange Traded Funds	741,929,021	—	—

Investment Company	1,174,228,909	—	—

Total	$3,204,136,601	$181,404,079	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$693,982	$—

Futures Contracts(b)	17,334,750	—	—

Credit Default Swap Contracts(b)	—	1,510,430	—

Total Return Swap Contracts(b)	—	4,004,558	—

Purchased Options Contracts	477,523	—	—

Total	$17,812,273	$6,208,970	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(4,876,622)	$—

Futures Contracts(b)	(14,636,368)	—	—

Total Return Swap Contracts(b)	—	(8,985,678)	—

Written Options Contracts	(166,030)	—	—

Total	$(14,802,398)	$(13,862,300)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent third party (fair value) service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

GOLDMAN SACHS ALTERNATIVE FUNDS III

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ALTERNATIVE PREMIA

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$25,374,069	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$169,146	$—

Futures Contracts(a)	3,927,390	—	—

Credit Default Swap Contracts(a)	—	4,617	—

Total Return Swap Contracts(a)	—	69,546	—

Purchased Options Contracts	259,400	—	—

Total	$4,186,790	$243,309	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(116,801)	$—

Futures Contracts	(2,954,942)	—	—

Total Return Swap Contracts	—	(21,311)	—

Total	$(2,954,942)	$(138,112)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Consolidated Schedules of Investments.

GOLDMAN SACHS ALTERNATIVE FUNDS III

Notes to Financial Statements (continued)

December 31, 2021

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ABSOLUTE RETURN TRACKER

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$5,518,559	(a)	Variation margin on futures contracts	$(4,206,250)	(a)
Credit	Variation margin on swap contracts	1,510,430	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	693,982		Payable for unrealized loss on forward foreign currency exchange contracts	(4,876,622)
Equity	Receivable for unrealized gain on swap contracts, Purchased options at value and variation margin on futures contracts	13,852,279	(a)	Payable for unrealized loss on swap contracts, Written options at value and variation margin on futures contracts	(17,170,567)	(a)(b)
Interest Rate	Variation margin on futures contracts	2,445,993	(a)	Variation margin on futures contracts	(2,411,259)	(a)
Total		$24,021,243			$(28,664,698)

ALTERNATIVE PREMIA

Risk	Consolidated Statements of Assets and Liabilities	Assets(a)		Consolidated Statements of Assets and Liabilities	Liabilities(a)
Commodity	Variation margin on futures contracts	$3,133,333		Variation margin on futures contracts	$(2,821,061)
Credit	Variation margin on swap contracts	4,617		—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts and variation margin on futures contracts	241,912		Payable for unrealized loss on forward foreign currency exchange contracts and variation margin on futures contracts	(182,916)
Equity	Receivable for unrealized gain on swap contracts, Purchased options at value and variation margin on futures contracts	535,569		Payable for unrealized loss on swap contracts and variation margin on futures contracts	(30,005)	(b)
Interest Rate	Variation margin on futures contracts	514,668		Variation margin on futures contracts	(59,072)
Total		$4,430,099			$(3,093,054)
(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only the variation margin as of December 31, 2021, is reported within the Consolidated Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $8,985,678 and $21,311 for the Absolute Return Tracker and Alternative Premia Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

66

GOLDMAN SACHS ALTERNATIVE FUNDS III

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statements of Operations:

ABSOLUTE RETURN TRACKER
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$3,248,952	$(1,158,219)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	27,393,806	(14,942,632)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	2,114,752	(5,581,554)
Equity	Net realized gain (loss) from futures contracts, purchased options, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, purchased options, swap contracts and written options	1,228,284	(6,743,234)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(13,093,418)	(1,146,481)
Total		$20,892,376	$(29,572,120)

ALTERNATIVE PREMIA
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$227,624	$261,604
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	26,936	1,705
Currency	Net realized gain (loss) from futures contracts and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on futures contracts and forward foreign currency exchange contracts	218,301	226
Equity	Net realized gain (loss) from futures contracts, purchased options and swap contracts/Net change in unrealized gain (loss) on futures contracts, purchased options and swap contracts	(745,811)	74,211
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(758,625)	432,569
Total		$(1,031,575)	$770,315

67

GOLDMAN SACHS ALTERNATIVE FUNDS III

Notes to Financial Statements (continued)

December 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended December 31, 2021, the relevant values for each derivative type were as follows:

	Average number of Contracts or Notional Amounts(1)
Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Absolute Return Tracker	16,066	$320,955,338	$1,157,485,308	1,532	489
Alternative Premia	2,540	20,323,443	138,767,086	1,005	—

(1)	Amounts disclosed represent average number of contracts for futures contracts, purchased options and written options, notional amounts for forward contracts and swap contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended December 31, 2021.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^(1)
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Absolute Return Tracker	0.70%	0.63%	0.60%	0.59%	0.53%	0.64%	0.62%
Alternative Premia	0.79	0.71	0.68	0.66	0.65	0.79	0.77

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
(1)	Reflects combined management fees paid to GSAM under the Agreement and the Funds’ Subsidiary Agreements (as defined below) after the waivers.

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2021, GSAM waived $214,722 and $29,725 of each Fund’s management fee for the Absolute Return Tracker and Alternative Premia Funds, respectively.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2021, GSAM waived $581,043 and $7,877 of the Absolute Return Tracker and Alternative Premia Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as set forth below.

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GOLDMAN SACHS ALTERNATIVE FUNDS III

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2021, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Absolute Return Tracker	$6,842	$—
Alternative Premia	59	—

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker and Alternative Premia Funds are 0.014% and 0.114%, respectively. These Other Expense limitations will remain in place through at least April 30, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker and Alternative Premia Funds. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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GOLDMAN SACHS ALTERNATIVE FUNDS III

Notes to Financial Statements (continued)

December 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Total Expense Reductions
Absolute Return Tracker	$795,765	$894,699	$1,690,464
Alternative Premia	37,602	371,739	409,341

G.  Line of Credit Facility — As of December 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2021:

Fund	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2021	Shares as of December 31, 2021	Dividend Income
Absolute Return Tracker	$1,902,588,303	$1,975,579,182	$(2,703,938,576)	$1,174,228,909	1,174,228,909	$437,627
Alternative Premia	24,297,724	54,810,138	(53,733,793)	25,374,069	25,374,069	14,023

As of December 31, 2021, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Multi-Strategy Alternative Portfolio
Alternative Premia	32%	34%	7%

As of December 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class R	Class P
Alternative Premia	100%	79%

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2021, were as follows:

Fund	Purchases	Sales and Maturities
Absolute Return Tracker	$3,070,198,687	$2,412,752,648

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GOLDMAN SACHS ALTERNATIVE FUNDS III

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Absolute Return Tracker Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Absolute Return Tracker Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Consolidated Statements of Assets and Liabilities, where applicable. The Absolute Return Tracker Fund did not have securities on loan as of December 31, 2021.

Both the Absolute Return Tracker Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2021, are reported under Investment Income on the Consolidated Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended December 31, 2021
Fund	Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs
Absolute Return Tracker	$15,418	$12,716

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GOLDMAN SACHS ALTERNATIVE FUNDS III

Notes to Financial Statements (continued)

December 31, 2021

7. SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2021:

Fund	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2021
Absolute Return Tracker	$2,117,550	$1,126,725,930	$(1,128,843,480)	$—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	Absolute Return Tracker	Alternative Premia
Distributions paid from:
Ordinary income	$265,586,901	$—
Net long-term capital gains	45,471,212	—
Total taxable distributions	$311,058,113	$—

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	Absolute Return Tracker	Alternative Premia
Distributions paid from:
Ordinary income	$19,121,267	$2,426,777
Net long-term capital gains	1,892,748	—
Total taxable distributions	$21,014,015	$2,426,777

As of December 31, 2021, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Absolute Return Tracker	Alternative Premia
Undistributed ordinary income— net	$42,599,530	$—
Undistributed long-term capital gains	—	—
Total undistributed earnings	$42,599,530	$—
Capital loss carryforwards:(1)
Perpetual Short-term	$—	$(2,703,242)
Perpetual Long-term	—	(78,691)
Total capital loss carryforwards	$—	$(2,781,933)
Timing differences (Post October Loss Deferral, Qualified Late year Loss Deferral, Real Estate Investment Trusts and Straddle Loss Deferral)	(217,008,731)	(786,229)
Unrealized gains — net	259,376,643	204,619
Total accumulated gains (losses) — net	$84,967,442	$(3,363,543)

(1)	The Alternative Premia Fund utilized $910,474 of capital losses in the current fiscal year.

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GOLDMAN SACHS ALTERNATIVE FUNDS III

8. TAX INFORMATION (continued)

As of December 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Alternative Premia
Tax cost	$3,129,802,007	$26,244,691
Gross unrealized gain	293,795,810	3,040,801
Gross unrealized loss	(34,419,167)	(2,836,182)
Net unrealized gain	$259,376,643	$204,619

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts and differences related to the tax treatment of swap transactions, underlying fund investments and passive foreign investment company investments.

The Absolute Return Tracker Fund reclassified $13,610,176 from paid in capital to distributable earnings for the year ending December 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from elimination entries related to Cayman subsidiary.

The Alternative Premia Fund reclassified $2,361,238 from paid in capital to distributable earnings for the year ending December 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from net operating losses and elimination entries related to Cayman subsidiary.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, less stringent accounting, corporate governance, financial reporting and disclosure standards and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

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GOLDMAN SACHS ALTERNATIVE FUNDS III

Notes to Financial Statements (continued)

December 31, 2021

9. OTHER RISKS (continued)

To the extent that a Fund also invests in securities of issuers located in or economically tied to emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats

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GOLDMAN SACHS ALTERNATIVE FUNDS III

9. OTHER RISKS (continued)

could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such PLRs to the Absolute Return Tracker and Alternative Premia Funds. Based on such rulings, these Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. The IRS recently issued final regulations that would generally treat the Funds’ income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion, or (B) such inclusion is derived with respect to the Funds’ business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Funds have limited their investments in commodity index-linked structured notes.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

At a meeting held on December 14-15, 2021, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Goldman Sachs Alternative Premia Fund (the “Fund”), a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. The Fund was liquidated on February 11, 2022 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board.

12. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS ALTERNATIVE FUNDS III

Notes to Financial Statements (continued)

December 31, 2021

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,927,446	$19,234,660	2,774,357	$25,185,750
Reinvestment of distributions	494,245	4,602,567	35,723	341,674
Shares redeemed	(2,625,754)	(26,244,707)	(4,982,130)	(45,622,852)
	(204,063)	(2,407,480)	(2,172,050)	(20,095,428)
Class C Shares
Shares sold	167,569	1,524,989	223,442	1,841,170
Reinvestment of distributions	78,094	653,004	6,102	53,316
Shares redeemed	(390,072)	(3,513,618)	(953,536)	(7,868,021)
	(144,409)	(1,335,625)	(723,992)	(5,973,535)
Institutional Shares
Shares sold	114,858,930	1,193,936,702	127,122,072	1,197,771,733
Reinvestment of distributions	18,372,000	178,433,618	1,247,946	12,357,361
Shares redeemed	(123,632,008)	(1,276,203,676)	(129,284,677)	(1,193,182,095)
	9,598,922	96,166,644	(914,659)	16,946,999
Investor Shares
Shares sold	17,092,695	177,228,853	15,229,502	142,879,584
Reinvestment of distributions	2,114,494	20,261,703	154,614	1,515,394
Shares redeemed	(18,872,158)	(195,539,632)	(28,969,064)	(267,111,009)
	335,031	1,950,924	(13,584,948)	(122,716,031)
Class R6 Shares
Shares sold	15,739,920	164,822,681	292,940	2,776,639
Reinvestment of distributions	419,507	4,065,972	5,700	56,384
Shares redeemed	(1,394,638)	(14,463,977)	(319,576)	(2,960,447)
	14,764,789	154,424,676	(20,936)	(127,424)
Class R Shares
Shares sold	59,038	577,394	34,948	307,594
Reinvestment of distributions	14,976	134,664	1,081	10,038
Shares redeemed	(70,799)	(694,730)	(125,366)	(1,122,374)
	3,215	17,328	(89,337)	(804,742)
Class P Shares
Shares sold	5,305,691	55,088,161	4,299,285	40,980,573
Reinvestment of distributions	2,089,220	20,270,234	129,063	1,277,883
Shares redeemed	(3,487,133)	(35,484,314)	(5,876,922)	(54,147,725)
	3,907,778	39,874,081	(1,448,574)	(11,889,269)

NET INCREASE (DECREASE)	28,261,263	$288,690,548	(18,954,496)	$(144,659,430)

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GOLDMAN SACHS ALTERNATIVE FUNDS III

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Alternative Premia Fund

	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	236,088	$1,567,998	110,964	$827,956
Reinvestment of distributions	—	—	57,228	384,570
Shares redeemed	(267,386)	(1,782,831)	(339,135)	(2,579,777)
	(31,298)	(214,833)	(170,943)	(1,367,251)
Class C Shares
Shares sold	2,221	13,938	2,828	19,634
Reinvestment of distributions	—	—	12,992	81,979
Shares redeemed	(256,666)	(1,600,354)	(307,511)	(2,163,535)
	(254,445)	(1,586,416)	(291,691)	(2,061,922)
Institutional Shares
Shares sold	43,005	297,096	74,881	601,607
Reinvestment of distributions	—	—	48,559	335,547
Shares redeemed	(253,746)	(1,729,472)	(1,043,082)	(8,036,220)
	(210,741)	(1,432,376)	(919,642)	(7,099,066)
Investor Shares
Shares sold	55,463	376,278	14,245	112,109
Reinvestment of distributions	—	—	21,222	145,793
Shares redeemed	(114,824)	(783,748)	(212,846)	(1,659,229)
	(59,361)	(407,470)	(177,379)	(1,401,327)
Class R6 Shares
Shares sold	1,353,013	9,002,564	632,947	4,920,000
Reinvestment of distributions	—	—	210,733	1,451,948
Shares redeemed	—	(373)	(724,767)	(5,645,935)
	1,353,013	9,002,191	118,913	726,013
Class R Shares
Shares sold	—	—	5,840	43,913
Reinvestment of distributions	—	—	179	1,195
Shares redeemed	(1,823)	(12,160)	(9,277)	(69,185)
	(1,823)	(12,160)	(3,258)	(24,077)
Class P Shares
Reinvestment of distributions	—	—	130	891
Shares redeemed	(130)	(931)	—	—
	(130)	(931)	130	891

NET INCREASE (DECREASE)	795,215	$5,348,005	(1,443,870)	$(11,226,739)

77

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Absolute Return Tracker Fund and Goldman Sachs Alternative Premia Fund

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Goldman Sachs Absolute Return Tracker Fund and Goldman Sachs Alternative Premia Fund and each of their subsidiaries (two of the Funds constituting Goldman Sachs Trust, referred to hereafter as the “Funds”) as of December 31, 2021, the related consolidated statements of operations for the year ended December 31, 2021, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2021 and each of the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

March 1, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

78

GOLDMAN SACHS ALTERNATIVE FUNDS III

Fund Expenses —Six Month Period Ended December 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Alternative Premia Fund
Share Class	Beginning Account Value 07/01/21	Ending Account Value 12/31/21		Expenses Paid for the 6 Months Ended 12/31/21*	Beginning Account Value 07/01/21	Ending Account Value 12/31/21		Expenses Paid for the 6 Months Ended 12/31/21*
Class A
Actual	$1,000	$1,010.80		$5.27	$1,000	$951.80		$6.35
Hypothetical 5% return	1,000	1,019.96	+	5.30	1,000	1,018.70	+	6.56
Class C
Actual	1,000	1,006.40		9.05	1,000	950.10		10.03
Hypothetical 5% return	1,000	1,016.18	+	9.10	1,000	1,014.92	+	10.36
Institutional
Actual	1,000	1,012.30		3.40	1,000	954.70		4.53
Hypothetical 5% return	1,000	1,021.83	+	3.41	1,000	1,020.57	+	4.69
Investor
Actual	1,000	1,011.50		4.06	1,000	954.40		5.12
Hypothetical 5% return	1,000	1,021.17	+	4.08	1,000	1,019.96	+	5.30
Class R6
Actual	1,000	1,011.40		3.35	1,000	954.50		4.48
Hypothetical 5% return	1,000	1,021.88	+	3.36	1,000	1,020.62	+	4.63
Class R
Actual	1,000	1,009.00		6.53	1,000	951.40		7.62
Hypothetical 5% return	1,000	1,018.70	+	6.56	1,000	1,017.39	+	7.88
Class P
Actual	1,000	1,011.30		3.35	1,000	954.60		4.53
Hypothetical 5% return	1,000	1,021.88	+	3.36	1,000	1,020.57	+	4.69

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Absolute Return Tracker	1.04%	1.79%	0.67%	0.80%	0.66%	1.29%	0.66%

Alternative Premia	1.29	2.04	0.92	1.04	0.91	1.55	0.92

79

GOLDMAN SACHS ALTERNATIVE FUNDS III

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

80

GOLDMAN SACHS ALTERNATIVE FUNDS III

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

81

GOLDMAN SACHS ALTERNATIVE FUNDS III

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 38 portfolios (21 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

82

GOLDMAN SACHS ALTERNATIVE FUNDS III

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Alternative Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2021, 9.51% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund qualified for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2021, 8.00% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund qualified for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Absolute Return Tracker Fund designates $45,471,212, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2021.

During the fiscal year ended December 31, 2021, the Absolute Return Tracker Fund designate $265,586,901 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the year ended December 31, 2021, 0.17% of the dividend paid from net investment company taxable income by the Absolute Return Tracker Fund qualified as section 199A dividends.

83

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.21 trillion in assets under supervision as of December 31, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 268330-OTU-1559442 SELSAT3AR-22

Goldman Sachs Funds

Annual Report	December 31, 2021

Dynamic Global Equity Fund

Goldman Sachs Dynamic Global Equity Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Dynamic Global Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Team discusses the Goldman Sachs Dynamic Global Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of 20.07%, 19.19%, 20.50%, 19.90%, 20.36%, 20.55%, 19.76% and 20.54%, respectively. This compares to the 18.54% annual total return of the Fund’s benchmark, the MSCI All Country World Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	The capital markets and the Fund were most influenced during the Reporting Period by the distribution of COVID-19 vaccines, improving economic conditions, rising inflation, higher interest rates, and continued fiscal stimulus and accommodative monetary policies from central banks and governments.

When the Reporting Period began in the first quarter of 2021, global equities added to their 2020 calendar year gains, while spread, or non-government bond, sector performance was largely negative. Rising bond yields and value-led equity markets dominated these months. Two key drivers of performance were continued fiscal stimulus, notably the authorization of $1.9 trillion in additional COVID-19 relief spending in the U.S., and progress in the COVID-19 vaccine rollout. The accelerating rollout of COVID-19 vaccines boosted investors’ hopes of a sustainable reopening of the global economy. To varying degrees, central banks around the world leaned against market expectations for earlier than previously expected policy normalization, indicating their policies would remain accommodative despite improvements in economic growth given weak underlying inflation dynamics.

During the second calendar quarter, global equities and spread sectors recorded positive returns overall. Discussions during these months centered on the central bank liquidity tailwind, fiscal stimulus, COVID-19 vaccine rollout progress, economic reopening momentum and strong corporate profits. In May, remarkably strong U.S. inflation data, coupled with the release of a disappointing April U.S. jobs report, suggested that pandemic-related dynamics, such as temporary supply shortages, were likely to continue affecting economic data in the near term. This led to a recalibration in investors’ economic growth expectations, though the reassessment may also have reflected their concerns about the spreading Delta variant and the potential of a sooner than anticipated withdrawal of U.S. Federal Reserve (the “Fed”) monetary policy support. Indeed, during June, Fed officials indicated they were mindful of increases in inflation and inflation expectations.

The third quarter of 2021 was a mixed time for risk assets. Market sentiment was broadly supported by reassuring comments from central bank officials and strong corporate earnings. However, growing concerns about the spread of the more infectious Delta variant in numerous countries and a regulatory crackdown in China led to a large equity sell-off in September. While developed equity markets posted modest gains for the quarter, emerging markets equities were down significantly. In the fixed income markets, spread sectors were challenged by ongoing concerns about the spread of the Delta variant, especially in countries with low levels of vaccination, and by the potential impact of the variant on the global economic recovery. Emerging markets debt was hurt further by worries about potential contagion from a debt crisis at one of China’s largest property developers.

During the fourth quarter of 2021, global equities broadly advanced, led by double-digit gains in the U.S. equity

1

PORTFOLIO RESULTS

market. Despite a sharp increase in infections from the new Omicron variant and persistent elevated inflation due to a multitude of COVID-19-related factors, U.S. economic growth continued to track well above trend. Meanwhile, corporate earnings consistently surprised to the upside, and U.S consumption of goods and services remained strong into the end of the Reporting Period. In the fixed income markets, spread sector returns were muted. Interest rates were volatile, as investors shifted forward their expectations about the withdrawal of the Fed’s accommodative policies amid a series of upside inflation surprises. Indeed, the Fed’s narrative on inflation shifted from “transitory” to “more persistent” during the fourth calendar quarter. In December, policymakers began to scale back the Fed’s $120 billion a month asset purchase program. They subsequently announced they would accelerate the pace of tapering starting in January 2022 and indicated they might hike interest rates three times in 2022.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance is generally driven by three sources of return: long-term strategic asset allocation, medium-term dynamic allocation and excess returns from investments in underlying funds, including exchange-traded funds, which invest in global equity asset classes (collectively, the “Underlying Funds”). Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors. The strategic asset allocation is implemented using a range of bottom-up security selection strategies across equity asset classes, using fundamental or quantitative investment techniques, as well as the use of derivative instruments. We then incorporate our medium-term dynamic views into the Fund in order to react to changes in the economic cycle and the markets. The Fund’s positioning may therefore change over time.

During the Reporting Period, the Fund generated strong positive absolute returns and outperformed the Index on a relative basis. Long-term strategic asset allocation and security selection within the Underlying Funds added to returns. The impact of our medium-term dynamic views on the Fund’s performance was neutral overall during the Reporting Period.

Within the long-term strategic allocation, the Fund was helped by its overall allocation to equities, as developed equity markets generated strong gains during the Reporting Period. However, a strategic allocation to emerging markets equities, which recorded negative returns during the Reporting Period, hurt performance, with these results partially offset by effective security selection. The Fund’s strategic allocation to a volatility selling strategy contributed positively to performance. (Our volatility selling strategy seeks to benefit from the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets.) A strategic allocation to a macroeconomic hedge strategy, which utilizes interest rate options to profit if interest rates fall, remain constant, or rise less than anticipated, detracted marginally from the Fund’s returns, as interest rates rose during the Reporting Period.

Our medium-term dynamic views overall had a rather neutral impact on the Fund’s performance during the Reporting Period. In February 2021, we added a pro-cyclical relative value view using a basket of high-beta stocks with a large-cap focus and diversified sector exposure that we believed would provide the Fund with attractive risk-return characteristics as the U.S. economy continued to recover from the COVID-19 shock. (High beta stocks are those that tend to be more volatile than the broad equity market.) Assets correlated to an economic recovery were likely to outperform, in our opinion. Furthermore, we thought that equities, especially cyclical stocks and small-cap stocks, were poised for a strong multi-year rally, driven by a significant reduction in political uncertainty and an increased probability of faster COVID-19 relief, along with fiscal policy support from the U.S. federal government (i.e., infrastructure spending). Although this pro-cyclical relative view contributed positively to the Fund’s performance during the Reporting Period overall, we paired it with a reduction in the Fund’s position in S&P 500® Index futures, which detracted from returns as U.S. large-cap equities posted gains.

Overall, security selection within the Underlying Funds added to the Fund’s returns during the Reporting Period, with outperformance concentrated in the Underlying Equity Funds.

Q	How did the Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A

Among Underlying Equity Funds, those that outperformed their respective benchmark indices were the Goldman Sachs Large Cap Growth Insights Fund, the Goldman Sachs Small Cap Equity Insights Fund, the Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs Large Cap

2

PORTFOLIO RESULTS

Growth Insights Fund and the Goldman Sachs International Small Cap Insights Fund. The performance of the Goldman Sachs ActiveBeta® Large Cap Equity ETF, the Goldman Sachs MarketBetaTM International Equity ETF, the Goldman Sachs ActiveBeta® International Equity ETF, the Goldman Sachs International Equity Insights Fund, the Goldman Sachs MarketBetaTM Emerging Markets Equity ETF and the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF generated rather flat performance versus their respective benchmark indices during the Reporting Period. Among Underlying Funds that invest in real assets, the performance of the Goldman Sachs Global Real Estate Securities Fund relative to its benchmark index was rather flat, while the Goldman Sachs Infrastructure Fund underperformed its benchmark index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used derivatives for the passive replication of asset classes. Specifically, the Fund held strategic positions in U.S. large-cap equities through S&P 500® Index futures and in Canadian large-cap equities through S&P/TSX 60 Index futures (each had a positive impact on performance). The Fund also had a strategic position in international equities through MSCI EAFE Index futures (positive impact).

The Fund employed forward foreign currency exchange contracts within a foreign currency hedging strategy (positive impact), which seeks to manage the risk associated with investing in non-U.S. currencies. In addition, equity options were used within our volatility selling strategy (positive impact). Finally, the Fund utilized interest rate options in a macroeconomic hedge strategy (negative impact).

During the Reporting Period overall, some of the Underlying Funds used derivatives to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds may have engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make within the Fund during the Reporting Period?

A	No changes were made to the Fund’s long-term strategic asset allocation during the Reporting Period.

In terms of medium-term dynamic allocation, we adopted a pro-cyclical relative value view during February 2021 that led the Fund to hold a basket of high-beta stocks with a large-cap focus and diversified sector exposure, which we believed would provide the Fund with attractive risk-return characteristics as the U.S. economy continued to recover from the COVID-19 shock.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective May 24, 2021, Christopher Lvoff no longer served as a portfolio manager for the Fund, and Siwen Wu became a portfolio manager for the Fund. At the end of the Reporting Period, Neill Nuttall and Siwen Wu were portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we noted that market behavior across asset classes appeared to support the notion that the worldwide economy was in a mid-cycle phase. Decisive action and coordination from global policymakers had successfully put many economies back on track after the COVID-19 shock. However, unprecedented levels of liquidity and the “Great Inflation Debate” were likely, in our view, to remain key drivers of macro uncertainty in 2022. Given that price stability had become the Fed’s top policy priority amid labor market improvement in 2021, we expected any Fed action in the near term to be highly data dependent and for uncertainty about that policy to add to overall market volatility. Against this backdrop, we maintained a cautiously positive view of risk assets at the end of the Reporting Period, anticipated choppy markets and continued to believe a dynamic investment approach and careful risk management could help us navigate potentially treacherous market conditions ahead.

3

FUND BASICS

Dynamic Global Equity Fund

as of December 31, 2021

[1]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each weighting reflects the value of that weighting as a percentage of net assets of the Fund. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

[2]	Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2021. Actual underlying fund weighting in the Fund may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

4

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[3]

Percentage of Net Assets

[3]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Fund. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made on January 1, 2012 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI® All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”) (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Dynamic Global Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	20.07%	13.76%	11.81%	—
Including sales charges	13.48%	12.48%	11.17%	—

Class C
Excluding contingent deferred sales charges	19.19%	12.93%	10.98%	—
Including contingent deferred sales charges	18.00%	12.93%	10.98%	—

Institutional	20.50%	14.20%	12.24%	—

Service	19.90%	13.62%	11.68%	—

Investor	20.36%	14.06%	12.09%	—

Class R6 (Commenced July 31, 2015)	20.55%	14.23%	N/A	11.41%

Class R	19.76%	13.49%	11.52%	—

Class P (Commenced April 17, 2018)	20.54%	N/A	N/A	11.68%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Index Definitions

The MSCI® ACWI Index is a free float-adjusted market Capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 50 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses.

MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

S&P/TSX 60 Index is a stock market index of 60 large companies listed on the Toronto Stock Exchange.

It is not possible to invest directly in an unmanaged index.

7

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Underlying Funds(a) – 90.5%
Equity – 32.5%
5,180,555	Goldman Sachs International Equity Insights Fund – Class R6	$74,599,991
1,891,513	Goldman Sachs Large Cap Growth Insights Fund – Class R6	68,661,908
2,628,585	Goldman Sachs Large Cap Value Insights Fund – Class R6	62,718,032
3,258,750	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	31,675,050
719,039	Goldman Sachs Small Cap Equity Insights Fund – Class R6	20,010,852
1,157,696	Goldman Sachs International Small Cap Insights Fund – Class R6	16,010,936
1,134,392	Goldman Sachs Global Infrastructure Fund – Class R6	15,246,231
1,141,403	Goldman Sachs Global Real Estate Securities Fund – Class R6	14,415,919

		303,338,919

Exchange Traded Funds – 58.0%
2,662,535	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	253,313,580
4,455,305	Goldman Sachs ActiveBeta International Equity ETF	157,138,607
1,675,600	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	62,013,956
685,277	Goldman Sachs MarketBeta International Equity ETF	38,746,384
585,460	Goldman Sachs MarketBeta Emerging Markets Equity ETF	29,492,430

		540,704,957

TOTAL UNDERLYING FUNDS – 90.5%
(Cost $639,518,994)		$844,043,876

Shares	Dividend Rate	Value

Investment Company(a) – 5.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
54,000,039	0.026%	$54,000,039
(Cost $54,000,039)

TOTAL INVESTMENTS – 96.3%
(Cost $693,519,033)		$898,043,915

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.7%		34,405,643

NET ASSETS – 100.0%		$932,449,558

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviation:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley & Co.	USD	14,036,839	JPY	1,585,000,000	03/16/22	$248,788
	USD	1,882,057	SEK	16,950,000	03/16/22	5,072
	USD	143,700	NZD	210,000	03/16/22	49
	USD	1,918,564	HKD	14,950,000	03/16/22	1,035

TOTAL						$254,944

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley & Co.	USD	17,431,602	EUR	15,330,000	03/16/22	$(49,120)
	USD	5,219,201	CHF	4,780,000	03/16/22	(37,086)
	USD	7,977,928	GBP	5,975,000	03/16/22	(106,800)
	USD	3,875,686	AUD	5,410,000	03/16/22	(61,143)
	USD	601,706	SGD	820,000	03/16/22	(6,549)
	USD	1,297,947	DKK	8,490,000	03/16/22	(3,892)
	USD	337,336	NOK	3,050,000	03/16/22	(8,506)
	USD	190,956	ILS	600,000	03/16/22	(2,166)

TOTAL						$(275,262)

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	423	03/18/22	$100,642,275	$2,086,193
Mini MSCI EAFE Index	203	03/18/22	23,566,270	508,099
S&P Toronto Stock Exchange 60 Index	50	03/17/22	10,126,092	172,838

TOTAL FUTURES CONTRACTS				$2,767,130

SWAP CONTRACTS — At December 31, 2021, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Counterparty	Termination Date(b)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

MSGSHBC Index(c)	3 Month LIBOR+0.050%	Morgan Stanley & Co.	02/09/22	$19,641	$(24,704)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made quarterly.
(b)	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(c)	The top 50 components are shown below.

A basket (MSGSHBC) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Alcoa Corp	Basic Materials	(17)	$(999)	4.04%
Freeport-McMoRan Inc	Basic Materials	(19)	(793)	3.21
Cleveland-Cliffs Inc	Basic Materials	(35)	(765)	3.10
Devon Energy Corp	Energy	(15)	(665)	2.69
ON Semiconductor Corp	Technology	(10)	(650)	2.63
Advanced Micro Devices Inc	Technology	(4)	(636)	2.58
Applied Materials Inc	Technology	(4)	(598)	2.42
Marathon Oil Corp	Energy	(35)	(575)	2.33
LyondellBasell Industries NV	Basic Materials	(6)	(532)	2.15
Delta Air Lines Inc	Consumer, Cyclical	(14)	(529)	2.14
Lam Research Corp	Technology	(1)	(527)	2.13
United Rentals Inc	Consumer, Non-cyclical	(2)	(513)	2.08

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

Common Stocks	Sector	Shares	Value	Weight
NXP Semiconductors NV	Technology	(2)	$(513)	2.08%
Parker-Hannifin Corp	Industrial	(2)	(484)	1.96
Southwest Airlines Co	Consumer, Cyclical	(11)	(474)	1.92
Micron Technology Inc	Technology	(5)	(466)	1.89
Microchip Technology Inc	Technology	(5)	(462)	1.87
General Motors Co	Consumer, Cyclical	(8)	(454)	1.84
Stanley Black & Decker Inc	Industrial	(2)	(439)	1.78
Aptiv PLC	Consumer, Cyclical	(3)	(438)	1.77
Wynn Resorts Ltd	Consumer, Cyclical	(5)	(434)	1.76
Marathon Petroleum Corp	Energy	(7)	(417)	1.69
Eastman Chemical Co	Basic Materials	(3)	(415)	1.68
TE Connectivity Ltd	Industrial	(3)	(412)	1.67
Whirlpool Corp	Consumer, Cyclical	(2)	(383)	1.55
Occidental Petroleum Corp	Energy	(13)	(375)	1.52
Valero Energy Corp	Energy	(5)	(359)	1.45
Teradyne Inc	Technology	(2)	(356)	1.44
Masco Corp	Industrial	(5)	(328)	1.33
TransDigm Group Inc	Industrial	—	(310)	1.26
JetBlue Airways Corp	Consumer, Cyclical	(22)	(309)	1.25
Bank of New York Mellon Corp/The	Financial	(5)	(305)	1.23
Williams Cos Inc/The	Energy	(11)	(295)	1.19
Halliburton Co	Energy	(13)	(290)	1.17
MetLife Inc	Financial	(5)	(289)	1.17
American International Group Inc	Financial	(5)	(279)	1.13
CDW Corp/DE	Communications	(1)	(278)	1.13
Wells Fargo & Co	Financial	(6)	(277)	1.12
Synchrony Financial	Financial	(6)	(268)	1.08
Discover Financial Services	Financial	(2)	(247)	1.00
Axalta Coating Systems Ltd	Basic Materials	(7)	(245)	0.99
NIKE Inc	Consumer, Cyclical	(1)	(243)	0.98
BorgWarner Inc	Consumer, Cyclical	(5)	(234)	0.95
Pure Storage Inc	Technology	(7)	(227)	0.92
ONEOK Inc	Energy	(4)	(223)	0.90
Brunswick Corp/DE	Consumer, Cyclical	(2)	(223)	0.90
Westinghouse Air Brake Technologies Corp	Industrial	(2)	(218)	0.88
Aramark	Consumer, Cyclical	(6)	(218)	0.88
Fortune Brands Home & Security Inc	Industrial	(2)	(215)	0.87
Boyd Gaming Corp	Consumer, Cyclical	(3)	(213)	0.86

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2021, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.75	03/13/2023	223	$557,500	$614,643	$808,465	$(193,822)
Eurodollar Futures	97.75	06/19/2023	127	317,500	319,881	517,923	(198,042)
Eurodollar Futures	98.00	12/19/2022	58	145,000	144,275	144,410	(135)
Eurodollar Futures	98.25	09/19/2022	61	152,500	147,163	145,779	1,384
Eurodollar Futures	98.75	12/19/2022	161	402,500	148,926	149,299	(373)
Eurodollar Futures	99.00	06/13/2022	118	295,000	126,850	124,174	2,676
Eurodollar Futures	99.00	09/19/2022	167	417,500	126,294	127,725	(1,431)
Eurodollar Futures	99.00	12/19/2022	558	1,395,000	313,874	794,603	(480,729)

TOTAL			1,473	$3,682,500	$1,941,906	$2,812,378	$(870,472)

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
S&P 500 Index	$4,750.00	01/12/2022	(9)	$(4,275,000)	$(46,575)	$(26,506)	$(20,069)
S&P 500 Index	4,750.00	01/19/2022	(9)	(4,275,000)	(57,240)	(35,887)	(21,353)
S&P 500 Index	4,760.00	01/31/2022	(3)	(1,428,000)	(22,860)	(20,715)	(2,145)
S&P 500 Index	4,785.00	01/31/2022	(2)	(957,000)	(12,100)	(8,014)	(4,086)
S&P 500 Index	4,800.00	01/05/2022	(9)	(4,320,000)	(8,100)	(21,459)	13,359
S&P 500 Index	4,830.00	02/28/2022	(4)	(1,932,000)	(28,000)	(20,731)	(7,269)
S&P 500 Index	4,850.00	01/31/2022	(2)	(970,000)	(5,740)	(7,400)	1,660
S&P 500 Index	4,860.00	01/31/2022	(2)	(972,000)	(5,019)	(8,118)	3,099
S&P 500 Index	4,865.00	01/31/2022	(8)	(3,892,000)	(18,801)	(23,867)	5,066
S&P 500 Index	4,870.00	01/31/2022	(9)	(4,383,000)	(19,710)	(24,827)	5,117
S&P 500 Index	4,875.00	01/26/2022	(9)	(4,387,500)	(14,490)	(22,911)	8,421
S&P 500 Index	4,875.00	01/31/2022	(7)	(3,412,500)	(14,315)	(17,160)	2,845
S&P 500 Index	4,880.00	01/31/2022	(7)	(3,416,000)	(13,335)	(16,040)	2,705
S&P 500 Index	4,885.00	01/31/2022	(7)	(3,419,500)	(12,425)	(14,973)	2,548
S&P 500 Index	4,895.00	02/28/2022	(1)	(489,500)	(4,105)	(4,659)	554
S&P 500 Index	4,940.00	02/28/2022	(3)	(1,482,000)	(8,145)	(10,725)	2,580
			(91)	$(44,011,000)	$(290,960)	$(283,992)	$(6,968)
Puts
S&P 500 Index	$4,380.00	01/31/2022	(3)	$(1,314,000)	$(3,780)	$(20,611)	$16,831
S&P 500 Index	4,450.00	02/28/2022	(2)	(890,000)	(8,450)	(21,755)	13,305
S&P 500 Index	4,470.00	02/28/2022	(2)	(894,000)	(8,920)	(16,523)	7,603
S&P 500 Index	4,490.00	01/31/2022	(1)	(449,000)	(1,925)	(8,274)	6,349
S&P 500 Index	4,500.00	02/28/2022	(1)	(450,000)	(4,850)	(10,131)	5,281
S&P 500 Index	4,515.00	01/31/2022	(1)	(451,500)	(2,130)	(5,569)	3,439
S&P 500 Index	4,525.00	01/12/2022	(9)	(4,072,500)	(3,645)	(57,374)	53,729
S&P 500 Index	4,530.00	01/31/2022	(1)	(453,000)	(2,270)	(9,349)	7,079
S&P 500 Index	4,535.00	01/31/2022	(2)	(907,000)	(4,630)	(15,306)	10,676
S&P 500 Index	4,540.00	01/19/2022	(9)	(4,086,000)	(9,765)	(38,636)	28,871
S&P 500 Index	4,540.00	01/31/2022	(2)	(908,000)	(4,720)	(17,966)	13,246
S&P 500 Index	4,555.00	01/31/2022	(1)	(455,500)	(2,520)	(8,532)	6,012
S&P 500 Index	4,580.00	01/05/2022	(9)	(4,122,000)	(675)	(45,378)	44,703
S&P 500 Index	4,650.00	02/28/2022	(3)	(1,395,000)	(22,290)	(21,918)	(372)
S&P 500 Index	4,680.00	01/31/2022	(7)	(3,276,000)	(30,625)	(31,375)	750
S&P 500 Index	4,685.00	01/31/2022	(7)	(3,279,500)	(31,360)	(32,649)	1,289
S&P 500 Index	4,690.00	01/31/2022	(7)	(3,283,000)	(32,095)	(32,906)	811
S&P 500 Index	4,695.00	01/31/2022	(7)	(3,286,500)	(32,865)	(33,437)	572
S&P 500 Index	4,700.00	01/26/2022	(9)	(4,230,000)	(37,305)	(36,112)	(1,193)
S&P 500 Index	4,700.00	01/31/2022	(7)	(3,290,000)	(33,635)	(34,501)	866
			(90)	$(41,492,500)	$(278,455)	$(498,302)	$219,847

TOTAL			(181)	$(85,503,500)	$(569,415)	$(782,294)	$212,879

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in Affiliated Funds, at value (cost $693,519,033)	$898,043,915
Purchased options, at value (premium paid $2,812,378)	1,941,906
Cash	18,113,374
Foreign currencies, at value (cost $47,535)	56,017
Unrealized gain on forward foreign currency exchange contracts	254,944
Variation margin on futures contracts	396,989
Receivables:
Collateral on certain derivative contracts(a)	14,797,369
Due from broker — upfront payment	1,361,608
Investments sold	253,465
Fund shares sold	117,549
Reimbursement from investment adviser	58,019
Other assets	64,794
Total assets	935,459,949

Liabilities:
Unrealized loss on swap contracts	24,704
Unrealized loss on forward foreign currency exchange contracts	275,262
Written option contracts, at value (premium received $782,294)	569,415
Payables:
Collateral on certain derivative contracts(b)	1,370,000
Investments purchased	351,836
Management fees	116,370
Distribution and Service fees and Transfer Agency fees	96,231
Fund shares redeemed	39,101
Accrued expenses	167,472
Total liabilities	3,010,391

Net Assets:
Paid-in capital	721,911,641
Total distributable earnings	210,537,917
NET ASSETS	$932,449,558
Net Assets:
Class A	$185,213,455
Class C	10,309,058
Institutional	19,051,669
Service	310,115
Investor	5,797,431
Class R6	544,796,371
Class R	6,611,015
Class P	160,360,444
Total Net Assets	$932,449,558
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,123,552
Class C	467,717
Institutional	823,631
Service	13,612
Investor	258,482
Class R6	23,545,458
Class R	293,003
Class P	6,926,950
Net asset value, offering and redemption price per share:(c)
Class A	$22.80
Class C	22.04
Institutional	23.13
Service	22.78
Investor	22.43
Class R6	23.14
Class R	22.56
Class P	23.15

(a)	Includes segregated cash of $5,894,065, $1,030,000 and $7,873,304 relating to initial margin requirements and/or collateral on futures, forwards foreign currency and options transactions, respectively.
(b)	Segregated for initial margin and/or collateral on swaps.
(c)	Maximum public offering price per share for Class A Shares is $24.13. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2021

Investment income:

Dividends from Affiliated Funds	$16,374,584

Expenses:

Management fees	1,335,312

Distribution and Service (12b-1) fees(a)	566,921

Transfer Agency fees(a)	523,623

Professional fees	100,285

Registration fees	95,159

Printing and mailing costs	91,852

Custody, accounting and administrative services	90,730

Service fees—Class C	28,463

Trustee fees	20,293

Prime Broker Fees	1,135

Shareholder Administration fees— Service Class	744

Other	12,107

Total expenses	2,866,624

Less — expense reductions	(378,264)

Net expenses	2,488,360

NET INVESTMENT INCOME	13,886,224

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Funds	41,264,544

Net realized gain (loss) from:

Affiliated Funds	7,249,840

Purchased options	419,582

Futures contracts	29,421,539

Written options	4,224,473

Swap contracts	2,145,572

Forward foreign currency exchange contracts	2,944,337

Foreign currency transactions	(5,962)

Net change in unrealized gain (loss) on:

Affiliated Funds	63,135,811

Purchased options	(1,777,248)

Futures contracts	(122,161)

Written options	87,549

Swap contracts	(24,704)

Forward foreign currency exchange contracts	820,041

Foreign currency translation	14,363

Net realized and unrealized gain	149,797,576

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$163,683,800

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

Distribution and/or Service Fees				Transfer Agency Fees
Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
$449,633	$85,387	$744	$31,157	$280,066	$17,546	$6,396	$119	$8,499	$156,636	$9,698	$44,663

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020
From operations:

Net investment income	$13,886,224	$9,397,445

Net realized gain	87,663,925	13,860,434

Net change in unrealized gain	62,133,651	71,268,212

Net increase in net assets resulting from operations	163,683,800	94,526,091

Distributions to shareholders:

From distributable earnings:

Class A Shares	(21,200,803)	(3,838,747)

Class C Shares	(1,144,912)	(223,898)

Institutional Shares	(2,199,570)	(368,684)

Service Shares	(35,736)	(5,799)

Investor Shares	(685,427)	(125,539)

Class R6 Shares	(62,812,794)	(12,747,997)

Class R Shares	(739,023)	(117,416)

Class P Shares	(18,499,746)	(3,401,510)

Total distributions to shareholders	(107,318,011)	(20,829,590)

From share transactions:

Proceeds from sales of shares	33,704,055	40,734,037

Reinvestment of distributions	105,373,693	20,421,928

Cost of shares redeemed	(89,658,618)	(117,245,793)

Net increase (decrease) in net assets resulting from share transactions	49,419,130	(56,089,828)

TOTAL INCREASE	105,784,919	17,606,673

Net assets:

Beginning of year	826,664,639	809,057,966

End of year	$932,449,558	$826,664,639

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$21.36	$19.32	$16.26	$18.84	$15.25

Net investment income(a) (b)	0.31	0.18	0.29	0.20	0.16

Net realized and unrealized gain (loss)	3.96	2.36	3.86	(2.35)	3.80

Total from investment operations	4.27	2.54	4.15	(2.15)	3.96

Distributions to shareholders from net investment income	(1.01)	(0.18)	(0.27)	(0.43)	(0.37)

Distributions to shareholders from net realized gains	(1.82)	(0.32)	(0.82)	—	—

Total distributions	(2.83)	(0.50)	(1.09)	(0.43)	(0.37)

Net asset value, end of year	$22.80	$21.36	$19.32	$16.26	$18.84

Total return(c)	20.07%	13.15%	25.66%	(11.40)%	25.96%

Net assets, end of year (in 000s)	$185,213	$166,449	$162,028	$135,758	$137,276

Ratio of net expenses to average net assets(d)	0.56%	0.57%	0.58%	0.58%	0.59%

Ratio of total expenses to average net assets(d)	0.60%	0.64%	0.66%	0.66%	0.67%

Ratio of net investment income to average net assets(b)	1.29%	0.98%	1.56%	1.09%	0.93%

Portfolio turnover rate(e)	4%	12%	40%	11%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$20.71	$18.74	$15.77	$18.01	$14.58

Net investment income (loss)(a) (b)	0.10	0.02	0.10	(0.05)	0.01

Net realized and unrealized gain (loss)	3.86	2.28	3.77	(2.12)	3.65

Total from investment operations	3.96	2.30	3.87	(2.17)	3.66

Distributions to shareholders from net investment income	(0.81)	(0.01)	(0.08)	(0.07)	(0.23)

Distributions to shareholders from net realized gains	(1.82)	(0.32)	(0.82)	—	—

Total distributions	(2.63)	(0.33)	(0.90)	(0.07)	(0.23)

Net asset value, end of year	$22.04	$20.71	$18.74	$15.77	$18.01

Total return(c)	19.19%	12.29%	24.72%	(12.04)%	25.08%

Net assets, end of year (in 000s)	$10,309	$13,716	$17,348	$23,020	$68,315

Ratio of net expenses to average net assets(d)	1.31%	1.32%	1.33%	1.33%	1.34%

Ratio of total expenses to average net assets(d)	1.35%	1.39%	1.41%	1.40%	1.42%

Ratio of net investment income (loss) to average net assets(b)	0.45%	0.13%	0.58%	(0.29)%	0.08%

Portfolio turnover rate(e)	4%	12%	40%	11%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$21.63	$19.55	$16.43	$19.01	$15.38

Net investment income(a) (b)	0.39	0.23	0.34	0.09	0.24

Net realized and unrealized gain (loss)	4.03	2.42	3.93	(2.20)	3.83

Total from investment operations	4.42	2.65	4.27	(2.11)	4.07

Distributions to shareholders from net investment income	(1.10)	(0.25)	(0.33)	(0.47)	(0.44)

Distributions to shareholders from net realized gains	(1.82)	(0.32)	(0.82)	—	—

Total distributions	(2.92)	(0.57)	(1.15)	(0.47)	(0.44)

Net asset value, end of year	$23.13	$21.63	$19.55	$16.43	$19.01

Total return(c)	20.50%	13.56%	26.18%	(11.07)%	26.48%

Net assets, end of year (in 000s)	$19,052	$14,179	$13,423	$16,974	$155,828

Ratio of net expenses to average net assets(d)	0.19%	0.19%	0.20%	0.19%	0.20%

Ratio of total expenses to average net assets(d)	0.24%	0.26%	0.28%	0.26%	0.28%

Ratio of net investment income to average net assets(b)	1.62%	1.25%	1.82%	0.47%	1.40%

Portfolio turnover rate(e)	4%	12%	40%	11%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$21.35	$19.30	$16.20	$18.75	$15.19

Net investment income(a) (b)	0.29	0.15	0.21	0.15	0.16

Net realized and unrealized gain (loss)	3.94	2.37	3.89	(2.31)	3.76

Total from investment operations	4.23	2.52	4.10	(2.16)	3.92

Distributions to shareholders from net investment income	(0.98)	(0.15)	(0.18)	(0.39)	(0.36)

Distributions to shareholders from net realized gains	(1.82)	(0.32)	(0.82)	—	—

Total distributions	(2.80)	(0.47)	(1.00)	(0.39)	(0.36)

Net asset value, end of year	$22.78	$21.35	$19.30	$16.20	$18.75

Total return(c)	19.90%	13.04%	25.49%	(11.48)%	25.79%

Net assets, end of year (in 000s)	$310	$269	$380	$543	$684

Ratio of net expenses to average net assets(d)	0.69%	0.69%	0.70%	0.69%	0.69%

Ratio of total expenses to average net assets(d)	0.74%	0.76%	0.78%	0.77%	0.78%

Ratio of net investment income to average net assets(b)	1.21%	0.79%	1.16%	0.80%	0.91%

Portfolio turnover rate(e)	4%	12%	40%	11%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Investor Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$21.05	$19.04	$16.03	$18.58	$15.03

Net investment income(a) (b)	0.38	0.23	0.30	0.24	0.18

Net realized and unrealized gain (loss)	3.89	2.33	3.84	(2.32)	3.78

Total from investment operations	4.27	2.56	4.14	(2.08)	3.96

Distributions to shareholders from net investment income	(1.07)	(0.23)	(0.31)	(0.47)	(0.41)

Distributions to shareholders from net realized gains	(1.82)	(0.32)	(0.82)	—	—

Total distributions	(2.89)	(0.55)	(1.13)	(0.47)	(0.41)

Net asset value, end of year	$22.43	$21.05	$19.04	$16.03	$18.58

Total return(c)	20.36%	13.44%	25.97%	(11.18)%	26.35%

Net assets, end of year (in 000s)	$5,797	$4,908	$4,517	$5,703	$5,481

Ratio of net expenses to average net assets(d)	0.31%	0.32%	0.33%	0.33%	0.34%

Ratio of total expenses to average net assets(d)	0.35%	0.39%	0.41%	0.41%	0.42%

Ratio of net investment income to average net assets(b)	1.61%	1.24%	1.66%	1.28%	1.07%

Portfolio turnover rate(e)	4%	12%	40%	11%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Class R6 Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$21.63	$19.55	$16.44	$19.04	$15.37

Net investment income(a) (b)	0.40	0.25	0.49	1.61	0.12

Net realized and unrealized gain (loss)	4.03	2.40	3.78	(3.71)	3.96

Total from investment operations	4.43	2.65	4.27	(2.10)	4.08

Distributions to shareholders from net investment income	(1.10)	(0.25)	(0.34)	(0.50)	(0.41)

Distributions to shareholders from net realized gains	(1.82)	(0.32)	(0.82)	—	—

Total distributions	(2.92)	(0.57)	(1.16)	(0.50)	(0.41)

Net asset value, end of year	$23.14	$21.63	$19.55	$16.44	$19.04

Total return(c)	20.55%	13.57%	26.14%	(11.00)%	26.54%

Net assets, end of year (in 000s)	$544,796	$490,832	$478,073	$4,485	$13

Ratio of net expenses to average net assets(d)	0.18%	0.18%	0.19%	0.18%	0.18%

Ratio of total expenses to average net assets(d)	0.23%	0.25%	0.26%	0.32%	0.24%

Ratio of net investment income to average net assets(b)	1.66%	1.36%	2.55%	9.20%	0.66%

Portfolio turnover rate(e)	4%	12%	40%	11%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Class R Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$21.17	$19.15	$16.13	$18.69	$15.15

Net investment income(a) (b)	0.23	0.13	0.24	0.14	0.19

Net realized and unrealized gain (loss)	3.94	2.34	3.82	(2.32)	3.70

Total from investment operations	4.17	2.47	4.06	(2.18)	3.89

Distributions to shareholders from net investment income	(0.96)	(0.13)	(0.22)	(0.38)	(0.35)

Distributions to shareholders from net realized gains	(1.82)	(0.32)	(0.82)	—	—

Total distributions	(2.78)	(0.45)	(1.04)	(0.38)	(0.35)

Net asset value, end of year	$22.56	$21.17	$19.15	$16.13	$18.69

Total return(c)	19.76%	12.88%	25.36%	(11.63)%	25.70%

Net assets, end of year (in 000s)	$6,611	$5,700	$5,922	$4,938	$5,910

Ratio of net expenses to average net assets(d)	0.81%	0.82%	0.83%	0.83%	0.84%

Ratio of total expenses to average net assets(d)	0.85%	0.89%	0.91%	0.91%	0.92%

Ratio of net investment income to average net assets(b)	0.97%	0.70%	1.31%	0.77%	1.06%

Portfolio turnover rate(e)	4%	12%	40%	11%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Class P Shares
	Year Ended December 31,			Period Ended, December 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$21.64	$19.56	$16.44	$19.43

Net investment income(b) (c)	0.40	0.26	0.37	0.31

Net realized and unrealized gain (loss)	4.03	2.39	3.91	(2.80)

Total from investment operations	4.43	2.65	4.28	(2.49)

Distributions to shareholders from net investment income	(1.10)	(0.25)	(0.34)	(0.50)

Distributions to shareholders from net realized gains	(1.82)	(0.32)	(0.82)	—

Total distributions	(2.92)	(0.57)	(1.16)	(0.50)

Net asset value, end of period	$23.15	$21.64	$19.56	$16.44

Total return(d)	20.54%	13.57%	26.19%	(12.80)%

Net assets, end of period (in 000s)	$160,360	$130,610	$127,367	$103,074

Ratio of net expenses to average net assets(e)	0.18%	0.18%	0.19%	0.18	%(f)

Ratio of total expenses to average net assets(e)	0.23%	0.25%	0.27%	0.27	%(f)

Ratio of net investment income to average net assets(c)	1.64%	1.37%	1.96%	2.33	%(f)

Portfolio turnover rate(g)	4%	12%	40%	11%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements

December 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Dynamic Global Equity Fund (the “Fund”). The Fund is a diversified fund and currently offers eight classes of shares: Class A, Class C, Institutional, Service, Investor, Class R6, Class R, and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

The Fund is expected to invest in a diversified portfolio of global equity asset classes. Such investments may include underlying funds (including exchange-traded funds (“ETFs”)) (collectively, the “Underlying Funds”), futures, forwards, options, swaps and other instruments with similar economic exposures. The Fund may invest in Underlying Funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Fund and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments —Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

23

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The Level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

24

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

25

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments —To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2021:

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$303,338,919	$—	$—

Exchange Traded Funds	540,704,957	—	—

Investment Company	54,000,039	—	—

Total	$898,043,915	$—	$—

26

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$254,944	$—

Futures Contracts(a)	2,767,130	—	—

Purchased options	1,941,906	—	—

Total	$4,709,036	$254,944	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(275,262)	$—

Total Return Swap Contracts(a)	—	(24,704)	—

Written option contracts	(569,415)	—	—

Total	$(569,415)	$(299,966)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2021. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest	Purchased options, at value	$1,941,906	—	$—
Equity	Variation margin on futures contracts(a)	2,767,130	Payable for unrealized loss on swap contracts,(b) Written Options, at value	(594,119)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	254,944	Payable for unrealized loss on forward foreign currency exchange contracts.	(275,262)
Total		$4,963,980		$(869,381)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of December 31, 2021 is reported within the Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $24,704 for the Fund which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

27

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the year ended December 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from purchased options and futures contracts /Net change in unrealized gain (loss) on purchased options	$893,902	$(1,777,248)
Equity	Net realized gain (loss) from futures contracts, swaps contracts and written options/Net change in unrealized gain (loss) on futures contracts, swaps contracts and written options	35,317,264	(59,316)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	2,944,337	820,041
Total		$39,155,503	$(1,016,523)

For the fiscal year ended December 31, 2021, the relevant values for each derivative type was as follows:

Average Number of Contracts, Notional Amounts(a)
Futures contracts	Forward contracts	Swap Agreements	Purchased Options	Written Options
707	$59,205,296	16,458,068	1,598,333	$23,367

(a)	Amounts disclosed represent average number of contracts for futures contracts, purchased options and written options, notional amounts for forward contracts and swap contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended December 31, 2021.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets of 0.15% for the Fund.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

28

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

The Trust, on behalf of Service Shares of the Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2021, Goldman Sachs retained $5,355 of the front end sales charges and $680 of the CDSC for this Fund.

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C and a Shareholder Administration Plan to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Fund, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. These Other Expense limitations will remain in place through at least April 30, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were $378,264.

G.  Line of Credit Facility — As of December 31, 2021, the Fund participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to

29

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2021, the Fund did not have any borrowings under the facility. Prior to April 26, 2021 the facility was $700,000,000.

H.  Other Transactions with Affiliates — The Fund invests primarily in the Class R6 Shares of the Underlying Funds (except certain Underlying Funds that are ETFs). These Underlying Funds are considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2021 (in thousands):

Underlying Funds	Market Value 12/31/2020	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2021	Shares as of 12/31/2021	Dividend Income	Capital Gains Distributions
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$67,905	$2,231	$(6,212)	$1,260	$(3,170)	$62,014	1,676	$1,850	$—
Goldman Sachs ActiveBeta International Equity ETF	144,159	—	(2,242)	458	14,764	157,139	4,455	3,799	—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	211,584	—	(11,129)	3,540	49,319	253,314	2,663	2,724	—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	31,286	5,683	—	—	(5,294)	31,675	3,259	683	5,000
Goldman Sachs Financial Square Government Fund — Institutional Shares	44,437	183,079	(173,516)	—	—	54,000	54,000	—	—
Goldman Sachs Global Infrastructure Fund — Class R6	13,081	249	—	—	1,916	15,246	1,134	203	47
Goldman Sachs Global Real Estate Securities Fund — Class R6	11,400	315	—	—	2,701	14,416	1,141	315	—
Goldman Sachs International Equity Insights Fund — Class R6	66,793	4,515	—	—	3,292	74,600	5,181	2,326	2,189
Goldman Sachs International Small Cap Insights Fund—Class R6	14,165	525	—	—	1,321	16,011	1,158	525	—
Goldman Sachs Large Cap Growth Insights Fund — Class R6	52,882	20,328	—	—	(4,548)	68,662	1,892	176	20,149
Goldman Sachs Large Cap Value Insights Fund — Class R6	52,758	10,044	(5,000)	996	3,920	62,718	2,629	840	9,204
Goldman Sachs MarketBeta Emerging Markets Equity ETF	32,094	—	—	—	(2,602)	29,492	585	1,800	—
Goldman Sachs MarketBeta International Equity ETF	36,046	—	—	—	2,700	38,746	685	1,134	—
Goldman Sachs Small Cap Equity Insights Fund — Class R6	19,022	4,676	(3,500)	996	(1,183)	20,011	719	—	4,676

Total	$797,612	$231,645	$(201,599)	$7,250	$63,136	$898,044		$16,375	$41,265

*	Includes reinvestment of distributions.

30

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2021, the Goldman Sachs Growth Strategy, Goldman Sachs Growth and Income Strategy and Goldman Sachs Balanced Strategy Portfolios beneficially owned 25%, 23% and 10%, respectively, of the total outstanding shares of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2021, are $50,739,425 and $28,873,483, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

Distribution paid from:
Ordinary income	54,769,419
Net long-term capital gains	52,548,592
Total taxable distributions	107,318,011

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

Distribution paid from:
Ordinary income	$13,786,669
Net long-term capital gains	7,042,921
Total taxable distributions	$20,829,590

As of December 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed long-term gains	$8,898,499
Timing differences (Straddle Loss Deferral)	(1,036)
Unrealized gains (losses) — net	201,640,454
Total accumulated earnings (losses) net	$210,537,917

As of December 31, 2021, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$698,476,458
Gross unrealized gain	202,379,825
Gross unrealized loss	(739,371)
Net unrealized gains	$201,640,454

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts and net mark to market gains/(losses) on foreign currency contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

31

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2021

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of the Fund may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Fund is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Fund has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

32

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

8. OTHER RISKS (continued)

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

33

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2021

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Global Equity Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	447,388	$10,465,500	452,591	$8,274,964
Reinvestment of distributions	835,193	19,471,814	166,912	3,526,407
Shares redeemed	(952,749)	(22,455,855)	(1,212,679)	(22,020,216)
	329,832	7,481,459	(593,176)	(10,218,845)
Class C Shares
Shares sold	32,367	734,171	28,501	498,361
Reinvestment of distributions	50,432	1,134,953	10,959	221,848
Shares redeemed	(277,299)	(6,214,088)	(302,838)	(5,160,510)
	(194,500)	(4,344,964)	(263,378)	(4,440,301)
Institutional Shares
Shares sold	185,277	4,556,350	651,159	12,881,036
Reinvestment of distributions	90,955	2,151,529	16,739	359,055
Shares redeemed	(108,213)	(2,561,457)	(699,008)	(13,145,115)
	168,019	4,146,422	(31,110)	94,976
Service Shares
Shares sold	112	2,670	211	3,915
Reinvestment of distributions	1,262	29,400	220	4,649
Shares redeemed	(376)	(8,411)	(7,507)	(113,385)
	998	23,659	(7,076)	(104,821)
Investor Shares
Shares sold	40,132	943,819	33,472	604,166
Reinvestment of distributions	29,852	685,427	6,017	125,539
Shares redeemed	(44,715)	(1,046,455)	(43,486)	(766,754)
	25,269	582,791	(3,997)	(37,049)
Class R6 Shares
Shares sold	109,199	2,469,003	383,853	7,549,584
Reinvestment of distributions	2,647,554	62,667,602	590,151	12,665,504
Shares redeemed	(1,902,056)	(45,255,149)	(2,735,397)	(53,939,479)
	854,697	19,881,456	(1,761,393)	(33,724,391)
Class R Shares
Shares sold	24,324	566,994	34,886	626,087
Reinvestment of distributions	32,052	739,023	5,623	117,416
Shares redeemed	(32,657)	(758,976)	(80,430)	(1,469,351)
	23,719	547,041	(39,921)	(725,848)
Class P Shares
Shares sold	583,073	13,965,548	547,359	10,295,924
Reinvestment of distributions	781,031	18,493,945	158,422	3,401,510
Shares redeemed	(472,272)	(11,358,227)	(1,182,031)	(20,630,983)
	891,832	21,101,266	(476,250)	(6,933,549)

NET INCREASE (DECREASE)	2,099,866	$49,419,130	(3,176,301)	$(56,089,828)

34

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Dynamic Global Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Dynamic Global Equity Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

March 1, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

35

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Fund Expenses — Six Months Period Ended December 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses.

The Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Fund invests. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Global Equity Fund
Share Class	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/21*
Class A
Actual	$1,000.00	$1,052.40		$2.90
Hypothetical 5% return	1,000.00	1,022.38	+	2.85
Class C
Actual	1,000.00	1,048.60		6.76
Hypothetical 5% return	1,000.00	1,018.60	+	6.67
Institutional
Actual	1,000.00	1,054.40		0.98
Hypothetical 5% return	1,000.00	1,024.25	+	0.97
Service
Actual	1,000.00	1,051.70		3.57
Hypothetical 5% return	1,000.00	1,021.73	+	3.52
Investor
Actual	1,000.00	1,053.90		1.60
Hypothetical 5% return	1,000.00	1,023.64	+	1.58
Class R6
Actual	1,000.00	1,054.80		0.93
Hypothetical 5% return	1,000.00	1,024.30	+	0.92
Class R
Actual	1,000.00	1,051.10		4.19
Hypothetical 5% return	1,000.00	1,021.12	+	4.13
Class P
Actual	1,000.00	1,054.40		0.93
Hypothetical 5% return	1,000.00	1,024.30	+	0.92

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Dynamic Global Equity	0.56%	1.31%	0.19%	0.69%	0.31%	0.18%	0.81%	0.18%

36

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007- 2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform) (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014- 2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019- January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021–September 2021); and Managing Director (2013–2021), BlackRock, Inc. (a financial services firm). Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

37

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018- Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (26 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

38

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Dynamic Global Equity — Tax Information (Unaudited)

For the year ended December 31, 2021, 23.95% of the dividends paid from net investment company taxable income by Dynamic Global Equity Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Dynamic Global Equity Fund designates $52,548,592, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2021.

For the year end December 31, 2021, the Dynamic Global Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.2631 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2021 from foreign sources was 19.35%. The total amount of foreign taxes paid by the Fund was $0.0339 per share.

For the year ended December 31, 2021, 24.63% of the dividends paid from net investment company taxable income by the Dynamic Global Equity Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended December 31, 2021, the Dynamic Global Equity Fund designates $14,915,231 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

39

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.21 trillion in assets under supervision as of December 31, 2021, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Diversification does not protect an investor from market risk and does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 268332-OTU-1560997 DYNGLEQAR-22

Goldman Sachs Funds

Annual Report	December 31, 2021

Real Estate Securities and Global Infrastructure Funds
International Real Estate Securities
Real Estate Securities
Global Real Estate Securities
Global Infrastructure

Goldman Sachs Real Estate Securities and Global Infrastructure Funds

∎	INTERNATIONAL REAL ESTATE SECURITIES

∎	REAL ESTATE SECURITIES

∎	GLOBAL REAL ESTATE SECURITIES

∎	GLOBAL INFRASTRUCTURE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 6.39%, 5.63%, 6.89%, 6.57%, 6.74% and 6.75%, respectively. These returns compare to the 8.15% average annual total return of the Fund’s benchmark, the FTSE EPRA Nareit Developed ex-US Real Estate Index (Net, USD, Unhedged) (the “Real Estate Index”) during the same period.

Q	Which countries’ real estate markets most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, posted positive absolute returns but underperformed the U.S. real estate securities market, as measured by the Wilshire Real Estate Securities Index (with dividends reinvested), by more than 37 percentage points, and underperformed the broad international equity market, as measured by the MSCI EAFE® Index (net), by nearly three percentage points.

The Real Estate Index returned 2.00% during the first quarter of 2021. Canada and Hong Kong were the best performing markets on a relative basis, while continental Europe and New Zealand were the weakest. Within continental Europe, Germany and Finland were the worst performing individual country markets. The Real Estate Index returned 6.87% during the second quarter of 2021. Israel and Canada were the top performing markets, while Singapore and New Zealand were the weakest. The Real Estate Index returned -2.71% during the third quarter of 2021. Israel and New Zealand were the top performing markets, while continental Europe was the weakest. Within continental Europe, France and the Netherlands were weakest due to their significant retail exposure. The Real Estate Index returned 1.97% in the fourth quarter of 2021. The U.K. and Canada were the top performing markets, while Japan and India were the weakest. The strong performance in the U.K. during the quarter was driven by the self-storage and industrial subsectors, while Japan suffered most in the hotel and diversified subsectors.

For the Reporting Period overall, Israel, Canada and the U.K. were the best performing real estate markets, each posting a robust double-digit positive absolute return. New Zealand was the only real estate market in the Real Estate Index to post a negative absolute return for the Reporting Period. Japan and Singapore posted modestly positive absolute returns but also significantly lagged the Real Estate Index during the Reporting Period. India is not a constituent of the Real Estate Index but also proved to be among the weakest real estate markets during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive absolute returns but underperformed the Real Estate Index on a relative basis during the Reporting Period. Stock selection detracted most from the Fund’s relative results, especially in continental Europe, Japan and Hong Kong. Only partially offsetting these detractors was stock selection in the U.K., Australia and Singapore, which contributed positively. Country allocation overall contributed positively. Allocation positioning in the U.K., Singapore and continental Europe proved beneficial; having no exposure to Israel, which performed strongly during the Reporting Period, detracted most.

From a subsector perspective, stock selection detracted, while allocation decisions overall contributed positively. Stock selection in the residential and diversified subsectors detracted most. Having an overweighted allocation to the technology subsector, which was the weakest subsector in

1

PORTFOLIO RESULTS

the Real Estate Index during the Reporting Period, also dampened results. Only partially offsetting these detractors was stock selection in the industrial and office subsectors, which contributed positively. Having overweighted allocations to the self-storage and industrial subsectors, which were the two strongest in the Real Estate Index during the Reporting Period, added relative value as well.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractor from the Fund’s relative results during the Reporting Period was Vonovia, the Germany-based largest listed European residential landlord. Vonovia had strong underlying fundamental performance, with the business having little, if any, impact from the COVID-19 pandemic. However, Vonovia entered into an agreement to take over the second largest residential landlord in Germany, Deutsche Wohnen, and consequently issued a large amount of equity to fund the purchase. This dynamic led to underperformance in Vonovia’s stock. Still, at the end of the Reporting Period, we continued to find Vonovia’s valuation and fundamentals attractive.

The Fund’s out-of-Real Estate Index position in GDS Holdings, a data center owner in China, also detracted from its relative results during the Reporting Period. GDS Holdings suffered from a broad-based growth de-rating of Internet stocks in China that was prompted by the Chinese central government’s tightening against Internet giants’ monopoly, data privacy and security as well as its promotion to carbon reduction for the long term and power rationing for the short term. These government policies exerted some move-in delays among GDS Holdings’ customers, even as new sales of GDS Holdings’ data center pipeline remained strong. GDS Holdings also maintained solid 2021 earnings before interest, taxes, depreciation and amortization (“EBITDA”) and capital expenditure growth guidance. At the end of the Reporting Period, we continued to expect China’s growth of data and cloud usage, stemming from digitization from consumers and enterprises, to remain unaffected by these regulations. In our view, GDS Holdings has a high quality management team and among the highest quality data centers at or new China’s gateway cities.

The Fund’s out-of-Real Estate Index position in Shangri-La Asia, a luxury hotel owner and operator, was also a significant detractor from relative results during the Reporting Period. Shangri-La Asia had a challenging 2021, as mainland China and Hong Kong, the two most important hotel markets from which it derives most of its earnings, were enforcing the government’s “zero COVID policy,” which bode well for public health but poorly for the resumption of tourism for the entire Asia region. While Shangri-La Asia returned to the valuation when the Fund first established the position in late 2020, it was trading at a substantial discount to replacement cost — an important point to note when the available industry stock is withdrawn due to failed operators, and input costs are on the rise suggesting a heightened economic barrier to entry. Although the timing and extent of reopening was murky in Asia at the end of the Reporting Period, we believed there was limited downside risk at the company’s then-valuation level, but the potential return, in our view, could be substantial, likely pending a decision by the government after the Beijing Winter Olympics in February 2022.

Q	What were some of the Fund’s best-performing individual holdings?

A	Summit Industrial Income REIT, a leading owner of logistics assets in Canada, contributed most positively to the Fund’s relative results during the Reporting Period, having also been a top contributor in the prior annual period. The Canadian logistics market benefited during the Reporting Period from tight supply and demand that was accelerated by the shift to online retail, driven, in turn, by the COVID-19 pandemic. This dynamic led to strong market rental growth. In addition, capitalization rates for the assets were compressed, driven by the strong investment demand for logistics assets. (Cap rate, or capitalization rate, is the ratio of a property’s net income to its purchase price.) Summit Industrial Income REIT benefited from these trends during the Reporting Period and outperformed the Real Estate Index. At the end of the Reporting Period, we believed Summit Industrial Income REIT was likely to continue to benefit from trends within the industrial logistics sector.

Big Yellow Group, the leading self-storage provider in the U.K., also contributed to the Fund’s relative results during the Reporting Period. In our view, the strong performance of Big Yellow Group can be attributed to two primary drivers of growth. First, the self-storage sector broadly experienced strong pricing growth, driven by limited new self-storage supply in the U.K., with restrictive planning keeping a lid on new space creation. This allowed Big Yellow Group to raise its prices. With its dynamic pricing systems, we believed at the end of the Reporting Period, that Big Yellow Group could continue to generate strong rental growth. Second, occupancy levels in the Big Yellow Group store portfolio reached record levels during the Reporting Period. The

2

PORTFOLIO RESULTS

business proved to be resilient and posted revenue growth throughout the Reporting Period. At the end of the Reporting Period, we remained favorable on the company, as it may supplement this growth with selective and accretive developments going forward.

The Fund’s out-of-Real Estate Index position in Goodman Group, an Australia-based integrated property group specializing in industrial property ownership, funds management and property development and management, contributed positively to relative results for the second consecutive calendar year. The company began to benefit from structural tailwinds from e-commerce, retailers and third-party logistics, which, along with the low interest rate environment, should enable them, in our view, to continue delivering strong growth in the near term. In March 2021, the pace of 10-year government bond rate increases in both the U.S. and Australia moderated, which correlated with a prior rush into cyclical and value stocks. The steadier government bond rate environment in March supported Goodman Group’s strong performance as did the growth of the industrial logistics subsector through much of the Reporting Period. At the end of the Reporting Period, we considered the business to be well run, with good long-term growth prospects and a clearly-defined strategy.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in LondonMetric, a U.K.-focused owner of logistics and long lease assets. We felt that its valuation relative to the other logistics names in the U.K. was especially compelling.

We established a Fund position in Scentre Group, an Australian mall owner, in early 2021, as we believed the business had experienced its worst point of tenancy cancellation and/or need of rental concessions prompted by the COVID-19 pandemic. We further believed its cash collection and leasing began showing signs of improvement and expected its share valuation to improve. Scentre Group subsequently did perform well not only among Australian REITs overall but also against Australian retail REIT peers, as the company was among the few retail landlords that released 2021 guidance during the Reporting Period. At the end of the Reporting Period, we continued to see recovery and returns potential in Scentre Group, as it owns possibly the highest quality malls in Australia, which we believed could compete and sustain through a degree of retail migration to online.

Conversely, we sold the Fund’s position in Alstria Office REIT, a German office real estate company. During the Reporting Period, Alstria Office REIT received a cash takeover offer from Brookfield Asset Management, and its stock traded to the offer price.

We exited the Fund’s position in Deutsche Wohnen, a German real estate company focused on mid-tier residential apartments in Berlin. We sold the position because it had received a bid from Vonovia, mentioned earlier, the largest listed European residential landlord, and its stock traded close to the offer price.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to continental Europe decreased relative to the Real Estate Index. The Fund’s position in cash also decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a region/country perspective, the Fund was overweighted relative to the Real Estate Index in the U.K., Germany and China at the end of the Reporting Period. The Fund was underweighted relative to the Real Estate Index in Singapore, continental Europe, Japan and Hong Kong and was rather neutrally weighted to the remaining regions/countries of the Real Estate Index at the end of December 2021. The Fund also had an out-of-benchmark exposure to India at the end of the Reporting Period.*

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

*Sector,	subsector, region and country allocations throughout this shareholder report are defined by GSAM and may differ from sector, subsector, region and country allocations used by the Real Estate Index.

3

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	In the macroeconomic backdrop of record low interest rates, lower expected equity returns and higher uncertainty about the future that existed at the end of the Reporting Period, the real estate sector, especially publicly-traded REITs, stood out, in our opinion. With the potential for attractive yield and secular growth, along with acting as a hedge against inflation and higher taxes, real estate provides potential solutions facing today’s investors.

More specifically, in today’s low interest rate environment, the yield REITs offer is usually meaningfully higher than traditional bonds and global equities. Those REITS that were forced to cut dividends in 2020 were concentrated in the COVID-19-impacted subsectors of retail, hotels and senior housing. By the end of the Reporting Period, we saw some signs of improvements in some of these subsectors and believed REIT yields would potentially be more stable in 2022 due to growth prospects widening, certain impacted subsectors recovering, and a higher likelihood of dividend increases.

In our view, secular growth winners may be the more modern subsectors acting as disruptors as a result of ongoing technological innovation, compared with other areas we view as cyclical recovery beneficiaries benefiting from an accelerated economic reopening in the wake of the pandemic. Potential beneficiaries from secular growth may include those focused on digitization, e-commerce, biotechnology innovation, population growth and increased transiency. Cyclical recovery potential beneficiaries may include those property types focused on experiences over things, demographic shifts and aging populations.

Further, unlike bonds, we believed REITs stood to benefit in an inflationary environment since rents can be reset higher to reflect higher consumer prices as long as the inflation is tied to an improving economy. Additionally, rising inflation leads to increased input costs to manufacturing, labor and construction. This has limited the amount of new development projects, redirecting demand to existing assets, making them more valuable and driving rents higher still.

Overall, we believe international REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe opportunities abound, as various property subsectors and geographies could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the Real Estate Index.

The Board of Trustees of the Goldman Sachs Trust (“Board”) has approved an Agreement and Plan of Reorganization (the “Plan”) which contemplates the reorganization of the Goldman Sachs International Real Estate Securities Fund (the “Acquired Fund”) with and into the Goldman Sachs Global Real Estate Securities Fund (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”). The reorganization was recommended by the Funds’ investment adviser, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), because it believes that the reorganization: (i) would rationalize Funds that have the same investment objectives and similar investment strategies (albeit with some notable differences); (ii) may provide enhanced opportunities to realize greater efficiencies in the form of lower total operating expenses over time; and (iii) would enable the combined Fund to be better positioned for asset growth.

The reorganization is expected to close on or about April 8, 2022 or on such other date as the parties to the reorganization shall agree. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

For more details on the reorganization, please see the Goldman Sachs Trust prospectus supplement dated December 17, 2021 to the Prospectus and Summary Prospectuses, each dated April 30, 2021.

4

FUND BASICS

International Real Estate Securities Fund

as of December 31, 2021

TOP TEN HOLDINGS AS OF 12/31/21[1]

Holding	% of Net Assets	Line of Business	Country

Vonovia SE	10.5%	Real Estate Operating Companies	Germany
Segro PLC REIT	4.0	Industrial	United Kingdom
Goodman Group REIT	3.4	Industrial	Australia
Castellum AB	3.3	Real Estate Operating Companies	Sweden
Link REIT	3.1	Retail	Hong Kong
Mitsui Fudosan Co. Ltd.	3.0	Industrial	Japan
Mitsubishi Estate Co. Ltd.	2.9	Diversified	Japan
Ingenia Communities Group REIT	2.8	Residential	Australia
Gecina SA REIT	2.8	Diversified	France
CK Asset Holdings Ltd.	2.7	Development	Hong Kong

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK COUNTRY ALLOCATION[2]

As of December 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The graph categorizes investments’ country of domicile as reported by Bloomberg; however, the country/grouping classifications used by the portfolio management team may differ from Bloomberg. The percentage shown for each country reflects the value of investments in that category as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Sector, subsector, region and country allocations throughout this shareholder report are defined by GSAM and may differ from sector, subsector, region and country allocations used by the Real Estate Index. The above graph excludes investments in the Goldman Sachs Financial Square Government Fund - Institutional Shares, which represents 1.3% of the Fund’s net assets at December 31, 2021.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2021

The following graph shows the value as of December 31, 2021, of a $1,000,000 investment made on January 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA Nareit Developed Ex US Real Estate Index (Net, USD, Unhedged) (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Real Estate Securities Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	6.39%	6.46%	7.16%	—
Including sales charges	0.47%	5.27%	6.55%	—

Class C
Excluding contingent deferred sales charges	5.63%	5.68%	6.37%	—
Including contingent deferred sales charges	4.60%	5.68%	6.37%	—

Institutional	6.89%	6.90%	7.59%	—

Investor	6.57%	6.70%	7.43%	—

Class R6 (Commenced July 31, 2015)	6.74%	6.92%	N/A	4.24%

Class P (Commenced April 17, 2018)	6.75%	N/A	N/A	3.99%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 44.33%, 43.12%, 44.74%, 44.13%, 44.58%, 44.74%, 43.82% and 44.79%, respectively. These returns compare to the 46.11% average annual total return of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	The U.S. real estate securities market, as represented by the Wilshire Index, posted a positive return of 8.86% in December 2021 and 46.11% for the Reporting Period, outperforming both bonds and U.S. equities broadly, as measured by the Bloomberg U.S. Aggregate Bond Index and S&P 500 Index, respectively. Such strong performance was attributable, in our view, to the asset class delivering an attractive yield, improved growth prospects, hedging benefits against rising inflation and corporate taxes (since real estate investment trusts (“REITs”) are exempt from corporate taxes) and being the beneficiary of government fiscal spending. Still, there was a wide dispersion of returns across companies and property types during the Reporting Period.

During the first quarter of 2021, the Wilshire Index returned 8.83%. REITs outperformed the broader U.S. equity market due to their defensive nature, as value stocks rallied. Retail and hotels were the top performing subsectors, while technology and triple net were weakest. (Triple net properties are typically single-tenant retail properties leased to tenants with high credit ratings on “net, net, net” terms, meaning the tenant is responsible for real estate taxes, insurance, and all maintenance.) Retail and hotel REITs benefited from the COVID-19 vaccine rollout and decreased lockdowns.

The Wilshire Index increased 12.75% during the second quarter of 2021. REITs continued to outperform the broader U.S. equity market given their more defensive nature. Self-storage and retail were the top performing subsectors, while hotels and triple net were weakest. Retail REITs continued to recover from their 2020 lows.

During the third quarter of 2021, the Wilshire Index returned 1.64%. Residential, industrial and self-storage were the best performing subsectors, while health care and hotels were the biggest detractors. Self-storage was seen as an especially defensive subsector, historically performing better during market dislocations. Hotel REITs underperformed, as hotel demand weakened amid remote workplace trends and concerns around COVID-19.

The Wilshire Index rose 17.15% during the fourth quarter of 2021, again outperforming the broader U.S. equity market. All REIT subsectors posted positive returns, with the industrial subsector leading the way. Industrial REITs benefited from accelerating e-commerce trends amid the persistent pandemic.

For the Reporting Period overall, the self-storage subsector was strongest, benefiting from increased transiency, driven by demographic shifts, including an aging population and high tax to low tax and urban to suburban trends. The hotel subsector was weakest but still posted positive absolute returns for the Reporting Period as a whole. Hotels suffered from long-lasting lockdowns and decreased travel given the global pandemic.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While posting robust double-digit absolute returns, the Fund underperformed the Wilshire Index during the Reporting

7

PORTFOLIO RESULTS

Period. Stock selection overall added modest value, while allocation decisions as a whole detracted modestly. Detracting most from the Fund’s relative results was weak stock selection in the industrial and residential subsectors. Having an overweight to the office subsector, which underperformed the Wilshire Index during the Reporting Period, also hurt. Having a position in cash, albeit modest, during a period when the Wilshire Index rallied, further dampened the Fund’s relative results. Largely offsetting these detractors was effective individual stock selection and allocation positioning in the health care subsector. Effective stock selection in the technology subsector and having no exposure to the weakly performing triple net subsector also boosted relative results.

Q	What were some of the Fund’s weakest-performing individual holdings?

A	An overweight position in Americold Realty Trust, an industrial REIT focused on temperature-controlled warehouses, detracted due to a reduction in adjusted funds from operations guidance stemming from two transitory issues. First, labor shortages were creating food production issues, leading, in turn, to lower overall levels of inventory in the food supply. This hurt the REIT’s higher margin storage business. Second, Americold Realty Trust’s own labor costs increased materially during the Reporting Period, as the competition for labor intensified. We believe the inventory issues should alleviate in the next several quarters, as labor challenges in the food production industry ease. The REIT’s labor costs, in our view, are likely to remain elevated, but the company has embarked on a repricing initiative with its current customers that we think can bring margins back to historical levels within the next year.

Shares of Host Hotels & Resorts, a hotel REIT, underperformed the Wilshire Index during the Reporting Period due to investor concerns around the timing and durability of the lodging recovery. The company saw a slow, consistent improvement in fundamentals during the Reporting Period and was aggressive in recycling capital from large gateway city hotels into more leisure-focused assets. At the end of the Reporting Period, we still found both the company’s balance sheet and its valuation attractive. We continued to believe the real question around a lodging recovery was when, not if.

The Fund’s underweight position in Life Storage detracted from relative returns, as the self-storage REIT performed strongly. Also, Life Storage’s shares continued to rally even after we sold the position based on our view there were better relative opportunities elsewhere within the subsector.

Q	What were some of the Fund’s best-performing individual holdings?

A	The Fund’s position in Public Storage, an owner of self-storage facilities for lease on a month-to-month basis, was the top contributor to relative results during the Reporting Period. Public Storage gave forward earnings guidance for the first time in the company’s 25-year history, driving strong performance for the company. Its strong performance was also driven by appreciation in storage operating fundamentals, as occupancies and pricing remained at strong levels. Indeed, storage fundamentals were solid, with exceptional demand, driven by COVID-19-related trends and a strong housing market, coming up against supply that was leveling off. This led to record occupancy and pricing power. At the end of the Reporting Period, we expected these levels to moderate going forward. However, we felt they were still likely to produce results ahead of market expectations. We believed there remained company-specific catalysts — in the form of balance sheet optimization and better communication with investors — that could drive continued strong performance.

Simon Property Group, an owner and operator of U.S. retail real estate properties, was also a top contributor to Fund returns during the Reporting Period. Demand for Simon Property Group’s assets was stronger than market participants anticipated, which led to improved occupancy within the REIT’s portfolio. The stock began 2021 with a low valuation, given modest expectations for fundamental improvement in the company’s assets. This helped fuel a powerful recovery in its share price, as Simon Property Group continued to beat market expectations. At the end of the Reporting Period, we remained favorable on Simon Property Group and believed the company has a top-tier portfolio of assets as well as one of the strongest balance sheets relative to its peers. Additionally, we believed its management team was effectively focused on allocating capital over time.

Camden Property Trust, a large apartment owner, with assets primarily concentrated in the Sunbelt markets, also contributed positively to the Fund’s results during the Reporting Period. As the U.S. has seen migration into these cities and markets during the past couple of years, partially accelerated by the COVID-19 pandemic, Camden Property Trust has been able to achieve both strong occupancy and high rental rate growth. The demand backdrop for for-rent assets was strong given high single-family home sale prices

8

PORTFOLIO RESULTS

and limited supply, coupled with ongoing job and wage growth, particularly in the Sunbelt markets. This created a loss to lease — that is, in-place rental rates versus market rates — for Camden Property Trust’s portfolio. In our view, Camden Property Trust may well be able to capture this upside in earnings over the next couple of years, even if market rent growth substantially slows going forward. At the end of the Reporting Period, we also believed the company’s development pipeline was a relative advantage versus its peers, augmenting its overall earnings growth potential in the coming years. In our view, its management is one of the most tenured in the subsector and has a strong track record of operational and capital allocation execution.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in Site Centers, an owner of open-air retail assets across the U.S., primarily power center/bigger box properties. As demand from larger footplate tenants increased, Site Center’s leasing activity benefited, and the leased percentage in its portfolios increased throughout the Reporting Period more than the market anticipated.

We initiated a Fund position in DigitalBridge Group, which is a transition story away from legacy assets into digital infrastructure. It has a portfolio of operating businesses, and the company benefits, in our view, from a leading investment management business focused on the digital infrastructure space, which has seen a strong inflow of capital seeking to invest in direct assets.

Conversely, in addition to the sale of Life Storage, already mentioned, we sold the Fund’s position in CyrusOne, a data center REIT, as it was going through a period of significant management churn, or turnover. We felt this would affect the momentum of sales and leasing of its data centers, and so we opted to exit the position.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the office and technology subsectors increased relative to the Wilshire Index and its exposure to the residential and health care subsectors decreased relative to the Wilshire Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had overweighted exposure compared to the Wilshire Index in the technology and hotel subsectors and had underweighted exposure compared to the Wilshire Index in the residential, retail and health care subsectors. The Fund was rather neutrally weighted in the remaining subsectors of the Wilshire Index at the end of the Reporting Period, with the exception of the triple net subsector to which the Fund had no exposure at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	In April 2021, portfolio manager Nora Creedon assumed a new role working across the firm’s private Real Estate and Alternatives Capital Markets & Strategy business globally. Nora’s portfolio management responsibility for the Fund were assumed by existing portfolio managers Kristin Kuney and Tim Ryan. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	In the macroeconomic backdrop of record low interest rates, lower expected equity returns and higher uncertainty about the future that existed at the end of the Reporting Period, the real estate sector, especially publicly-traded REITs, stood out, in our opinion. With the potential for attractive yield and secular growth, along with acting as a hedge against inflation and higher taxes, real estate provides potential solutions facing today’s investors.

More specifically, in today’s low interest rate environment, the yield REITs offer is usually meaningfully higher than traditional bonds and global equities. Those REITS that were

9

PORTFOLIO RESULTS

forced to cut dividends in 2020 were concentrated in the COVID-19-impacted subsectors of retail, hotels and senior housing. By the end of the Reporting Period, we saw some signs of improvements in some of these subsectors and believed REIT yields would potentially be more stable in 2022 due to growth prospects widening, certain impacted subsectors recovering, and a higher likelihood of dividend increases.

In our view, secular growth winners may be the more modern subsectors acting as disruptors as a result of ongoing technological innovation, compared with other areas we view as cyclical recovery beneficiaries benefiting from an accelerated economic reopening in the wake of the pandemic. Potential beneficiaries from secular growth may include those focused on digitization, e-commerce, biotechnology innovation, population growth and increased transiency. Cyclical recovery potential beneficiaries may include those property types focused on experiences over things, demographic shifts and aging populations.

Further, unlike bonds, we believed REITs stood to benefit in an inflationary environment since rents can be reset higher to reflect higher consumer prices as long as the inflation is tied to an improving economy. Additionally, rising inflation leads to increased input costs to manufacturing, labor and construction. This has limited the amount of new development projects, redirecting demand to existing assets, making them more valuable and driving rents higher still.

Overall, we believe REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe attractive opportunities may be found across the sector, as various property subsectors could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound capital allocation strategy.

Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the Wilshire Index.

10

FUND BASICS

Real Estate Securities Fund

as of December 31, 2021

TOP TEN HOLDINGS AS OF 12/31/21[1]

Holding	% of Net Assets	Line of Business	Country

Prologis, Inc. REIT	9.9%	Industrial	United States
Equinix, Inc. REIT	8.4	Specialized	United States
Public Storage REIT	7.0	Specialized	United States
Simon Property Group, Inc. REIT	4.8	Retail	United States
AvalonBay Communities, Inc. REIT	4.5	Residential	United States
Alexandria Real Estate Equities, Inc. REIT	3.9	Office	United States
Duke Realty Corp. REIT	3.7	Industrial	United States
Invitation Homes, Inc. REIT	3.6	Residential	United States
Essex Property Trust, Inc. REIT	3.3	Residential	United States
Digital Realty Trust, Inc. REIT	3.2	Specialized	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of December 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph excludes investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares, which represents 0.9% of the Fund’s net assets at December 31, 2021.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2021

The following graph shows the value as of December 31, 2021, of a $1,000,000 investment made on January 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	44.33%	10.02%	10.41%	—
Including sales charges	36.42%	8.78%	9.79%	—

Class C
Excluding contingent deferred sales charges	43.12%	9.20%	9.59%	—
Including contingent deferred sales charges	42.05%	9.20%	9.59%	—

Institutional	44.74%	10.44%	10.85%	—

Service	44.13%	9.90%	10.29%	—

Investor	44.58%	10.29%	10.69%	—

Class R6 (Commenced July 31, 2015)	44.74%	10.45%	N/A	9.60%

Class R	43.82%	9.74%	10.14%	—

Class P (Commenced April 17, 2018)	44.79%	N/A	N/A	15.57%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

12

PORTFOLIO RESULTS

Goldman Sachs Global Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Global Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 25.92%, 25.01%, 26.38%, 26.20%, 26.45%, 25.56% and 26.48%, respectively. These returns compare to the 26.42% average annual total return of the Fund’s benchmark, the FTSE EPRA Nareit Developed Index (USD, net) (the “FTSE Index”) during the same period.

Q	Which countries’ real estate markets most influenced the global real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the global real estate securities market, as measured by the FTSE Index, returned 26.42%. For the Reporting Period as a whole, the U.S., Canada and the U.K. were the strongest performing real estate markets, each generating a robust double-digit positive absolute return. Singapore, Japan and Hong Kong also posted positive absolute returns but were among the weakest real estate markets in the FTSE Index during the Reporting Period. India is not a constituent of the FTSE Index but also proved to be among the weakest real estate markets during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted double-digit positive absolute returns that performed in line with the FTSE Index during the Reporting Period. Stock selection overall detracted but was offset by country allocation and subsector allocation decisions as a whole, which contributed positively.

From a country perspective, stock selection in the U.S. contributed most positively by a significant degree. Having an overweight to the U.S. and an underweight to Singapore also added value. Detracting most from relative results was stock selection in Hong Kong, Japan and continental Europe. There were no significant detractors as measured by country allocation during the Reporting Period.

From a subsector perspective, stock selection in retail, office and health care contributed most positively to the Fund’s relative results during the Reporting Period. Having overweighted allocations to the self-storage and industrial subsectors, the two strongest subsectors in the FTSE Index during the Reporting Period, further boosted the Fund’s relative performance. Detracting most from relative results was stock selection and allocation positioning in the hotel, technology and residential subsectors.

Q	What were some of the Fund’s best-performing individual holdings?

A

Camden Property Trust, a large U.S.-based apartment owner, with assets primarily concentrated in the Sunbelt markets, contributed most positively to the Fund’s results during the Reporting Period. As the U.S. has seen migration into these cities and markets during the past couple of years, partially accelerated by the COVID-19 pandemic, Camden Property Trust has been able to achieve both strong occupancy and high rental rate growth. The demand backdrop for for-rent assets was strong given high single-family home sale prices and limited supply, coupled with ongoing job and wage growth, particularly in the Sunbelt markets. This created a loss to lease — that is, in-place rental rates versus market rates — for Camden Property Trust’s portfolio. In our view, Camden Property Trust may well be able to capture this upside in earnings over the next couple of years, even if market rent growth substantially slows going forward. At the end of the Reporting Period, we also believed the company’s development pipeline was a relative advantage versus its peers, augmenting its overall earnings growth potential in the

13

PORTFOLIO RESULTS

coming years. In our view, its management is one of the most tenured in the subsector and has a strong track record of operational and capital allocation execution.

The Fund’s position in Public Storage, a U.S.-based owner of self-storage facilities for lease on a month-to-month basis, was also a top contributor to relative results during the Reporting Period. Public Storage gave forward earnings guidance for the first time in the company’s 25-year history, driving strong performance for the company. Its strong performance was also driven by appreciation in storage operating fundamentals, as occupancies and pricing remained at strong levels. Indeed, storage fundamentals were solid, with exceptional demand, driven by COVID-19-related trends and a strong housing market, coming up against supply that was leveling off. This led to record occupancy and pricing power. At the end of the Reporting Period, we expected these levels to moderate going forward. However, we felt they were still likely to produce results ahead of market expectations. We believed there remained company-specific catalysts — in the form of balance sheet optimization and better communication with investors — that could drive continued strong performance.

CubeSmart, another U.S.-based owner of self-storage facilities for lease on a month-to-month basis, was similarly rewarded during the Reporting Period as fundamentals in the self-storage subsector appreciated. Storage fundamentals were solid, with exceptional demand, driven by COVID-19-related demand and a strong housing market, coming up against supply that was leveling off. This led to record occupancy and pricing power. At the end of the Reporting Period, we thought CubeSmart’s exposure to the New York City market could help drive future strong performance, as we viewed the market favorably over the next two to three years.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	The Fund’s out-of-FTSE Index position in GDS Holdings, a data center owner in China, detracted most from its relative results during the Reporting Period. GDS Holdings suffered from a broad-based growth de-rating of Internet stocks in China that was prompted by the Chinese central government’s tightening against Internet giants’ monopoly, data privacy and security as well as its promotion to carbon reduction for the long term and power rationing for the short term. These government policies exerted some move-in delays among GDS Holdings’ customers, even as new sales of GDS Holdings’ data center pipeline remained strong. GDS Holdings also maintained solid 2021 earnings before interest, taxes, depreciation and amortization (“EBITDA”) and capital expenditure growth guidance. At the end of the Reporting Period, we continued to expect China’s growth of data and cloud usage, stemming from digitization from consumers and enterprises, to remain unaffected by these regulations. In our view, GDS Holdings has a high quality management team and among the highest quality data centers at or new China’s gateway cities.

Another significant detractor from the Fund’s relative results during the Reporting Period was Vonovia, the Germany-based largest listed European residential landlord. Vonovia had strong underlying fundamental performance, with the business having little, if any, impact from the COVID-19 pandemic. However, Vonovia entered into an agreement to take over the second largest residential landlord in Germany, Deutsche Wohnen, and consequently issued a large amount of equity to fund the purchase. This dynamic led to underperformance in Vonovia’s stock. Still, at the end of the Reporting Period, we continued to find Vonovia’s valuation and fundamentals attractive.

The Fund’s position in Swire Properties, a company that focused on high quality retail and office assets in Hong Kong and top-tier cities in mainland China, also detracted from relative results during the Reporting Period. As Hong Kong assets account for the majority of Swire Properties’ portfolio, the gradual economic reopening in February 2021 and a pickup in activities helped its performance. However, such support was more than offset by the effects of limited cross-border reopening, which is critical for both cross-border consumption and possibly some revival of office leasing activities, driving the company’s underperformance of the FTSE Index during the Reporting Period as a whole. At the end of the Reporting Period, we remained constructive on Swire Properties given our view of its valuation, high quality assets and management team.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

During the Reporting Period, we initiated a Fund position in GLP J-REIT, a large-scale logistics warehouse manager in Japan, as we expect strong logistics market fundamentals in Japan driven by e-commerce demand. We also expect strong

14

PORTFOLIO RESULTS

digital processing unit (DPU) growth going forward, supporting companies in the logistics space. (A DPU is a new class of programmable processor.)

We established a Fund position in Mitsui Fudosan, a large Japan-based diversified real estate landlord and developer focusing on Tokyo offices and retail facilities. We purchased the shares based on our expectation of its relatively higher earnings recovery from the COVID-19 pandemic going forward and based on our view of its valuation.

Conversely, we sold the Fund’s position in Mitsui Fudosan Logistics Park, a logistics-focused Japanese REIT sponsored by the largest Japanese diversified real estate developer, Mitsui Fudosan, mentioned above. This sale was based solely on its relative valuation within the logistics space.

We exited the Fund’s position in CyrusOne, a U.S. data center REIT, as it was going through a period of significant management churn, or turnover. We felt this would affect the momentum of sales and leasing of its data centers, and so we opted to exit the position.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, the Fund’s exposure to continental Europe, Japan and the U.K. increased relative to the FTSE Index and its exposure to the U.S. decreased relative to the FTSE Index during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a region/country perspective, the Fund was overweighted relative to the FTSE Index in the UK and China, underweighted relative to the FTSE Index in Sweden, Hong Kong, and Singapore and rather neutrally weighted compared to the FTSE Index in the other constituent regions/countries of the FTSE Index at the end of December 2021. The Fund also had exposure to India at the end of the Reporting Period, which is not a component of the FTSE Index.*

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	In April 2021, portfolio manager Nora Creedon assumed a new role working across the firm’s private Real Estate and Alternatives Capital Markets & Strategy business globally. Kristin Kuney, managing director and portfolio manager for Real Estate and Infrastructure strategies, assumed Nora’s responsibilities as Global Head of Real Estate and Infrastructure. Kristin has more than 20 years of industry experience and has been at the firm since 2000. She joined the Fundamental Equity team in 2004 as a research analyst focused on real estate securities and has worked closely with Nora on these strategies for the last decade. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	In the macroeconomic backdrop of record low interest rates, lower expected equity returns and higher uncertainty about the future that existed at the end of the Reporting Period, the real estate sector, especially publicly-traded REITs, stood out, in our opinion. With the potential for attractive yield and secular growth, along with acting as a hedge against inflation and higher taxes, real estate provides potential solutions facing today’s investors.

Those REITS that were forced to cut dividends in 2020 were concentrated in the COVID-19-impacted subsectors of retail, hotels and senior housing. By the end of the Reporting Period, we saw some signs of improvements in some of these subsectors and believed REIT yields would potentially be more stable in 2022 due to growth prospects widening, certain impacted subsectors recovering, and a higher likelihood of dividend increases. We looked toward higher quality companies globally as near-term strong performers due to their offering of somewhat greater predictability of cash flows in the form of strong balance sheets, secular growth exposure and/or more recurring revenues tied to more durable demand drivers.

*Sector,	subsector, region and country allocations throughout this shareholder report are defined by GSAM and may differ from sector, subsector, region and country allocations used by the FTSE Index.

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PORTFOLIO RESULTS

Further, unlike bonds, we believed REITs stood to benefit in an inflationary environment since rents can be reset higher to reflect higher consumer prices as long as the inflation is tied to an improving economy. Additionally, rising inflation leads to increased input costs to manufacturing, labor and construction. This has limited the amount of new development projects, redirecting demand to existing assets, making them more valuable and driving rents higher still.

With the recent trends of market volatility and uncertainty, especially with the emergence of the Omicron variant of COVID-19, we remain vigilant as we navigate turbulence into the next year. We intend to remain focused on property types exposed to secular growth and those companies acting as disruptors as a result of continued technological innovation compared with other areas that we view as cyclical recovery beneficiaries benefiting from an accelerated economic reopening in the wake of the pandemic. At the end of the Reporting Period, we remained optimistic about the pace and scope of global economic recovery alongside ongoing expansionary monetary and fiscal policies. We will closely monitor the global supply chain as well as inflation trends. Despite uncertainty, we intend to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We continue to test our models and re-evaluate our assumptions with increasing information, stay focused on the long-term investment horizon and believe this fundamental approach can generate strong returns in the long term.

Overall, we believe global REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe attractive opportunities may be found across the sector, as various property subsectors and geographies could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound capital allocation strategy.

Sector and subsector allocations throughout this shareholder report are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the FTSE Index.

16

FUND BASICS

Global Real Estate Securities Fund

as of December 31, 2021

TOP TEN HOLDINGS AS OF 12/31/21[1]

Holding	% of Net Assets	Line of Business	Country

Prologis, Inc. REIT	4.9%	Industrial	United States
Public Storage REIT	4.2	Specialized	United States
Equinix, Inc. REIT	4.1	Specialized	United States
Vonovia SE	3.7	Real Estate Operating Companies	Germany
Simon Property Group, Inc. REIT	3.1	Retail	United States
AvalonBay Communities, Inc. REIT	3.0	Residential	United States
Alexandria Real Estate Equities, Inc. REIT	2.7	Office	United States
Invitation Homes, Inc. REIT	2.5	Residential	United States
Duke Realty Corp. REIT	2.1	Industrial	United States
Essex Property Trust, Inc. REIT	2.0	Residential	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK COUNTRY ALLOCATION[2]

As of December 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The graph categorizes investments’ country of domicile as reported by Bloomberg; however, the country/grouping classifications used by the portfolio management team may differ from Bloomberg. The percentage shown for each country reflects the value of investments in that country as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Sector, subsector, region and country allocations throughout this shareholder report are defined by GSAM and may differ from sector, subsector, region and country allocations used by the FTSE Index. The above graph excludes investments in the Goldman Sachs Financial Square Government Fund—Institutional Shares, which represents 1.1% of the Fund’s net assets at December 31, 2021.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

17

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2021

The following graph shows the value as of December 31, 2021, of a $1,000,000 investment made on August 31, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA Nareit Developed Index (Net, USD, Unhedged) (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Real Estate Securities Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from August 31, 2015 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Since Inception
Class A (Commenced August 31, 2015)
Excluding sales charges	25.92%	8.03%	7.36%
Including sales charges	18.96%	6.83%	6.41%

Class C (Commenced August 31, 2015)
Excluding contingent deferred sales charges	25.01%	7.24%	6.57%
Including contingent deferred sales charges	23.99%	7.24%	6.57%

Institutional (Commenced August 31, 2015)	26.38%	8.45%	7.78%

Investor (Commenced August 31, 2015)	26.20%	8.32%	7.63%

Class R6 (Commenced August 31, 2015)	26.45%	8.47%	7.80%

Class R (Commenced August 31, 2015)	25.56%	7.76%	7.10%

Class P (Commenced April 17, 2018)	26.48%	N/A	9.84%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

18

PORTFOLIO RESULTS

Goldman Sachs Global Infrastructure Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Infrastructure Team discusses the Goldman Sachs Global Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 16.15%, 15.28%, 16.50%, 16.49%, 16.55%, 15.84% and 16.66%, respectively. These returns compare to the 19.87% average annual total return of the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (the “Index”). The Index is intended to measure all sectors of the infrastructure market.

Q	What economic and market factors most influenced global infrastructure companies during the Reporting Period?

A	Global infrastructure securities generated double-digit positive returns during the Reporting Period, with investor sentiment influenced most by the distribution of COVID-19 vaccines, improving economic and employment conditions, rising inflation, higher interest rates, and continued fiscal stimulus and accommodative monetary policies from central banks and governments.

During the first quarter of 2021, when the Reporting Period began, global infrastructure securities, as measured by the Index, gained 5.33%. The broad global equity market overcame bouts of volatility during the quarter to reach new highs in March. The advance was driven by two key themes — the accelerated rollout of COVID-19 vaccines globally and the ongoing commitment from central banks around the world to support economic recovery. Improving economic growth, normalizing inflation and rising bond yields laid the foundation for the “reflation trade,”[1] as investors started to price in a brighter future. As COVID-19 vaccines were distributed around the world, investors’ economic confidence seemed palpable, albeit a little disproportionate, with certain parts of the global equity market outperforming others. Rapid improvement in economic growth pushed up bond yields, which boded well for cyclical sectors, such as financials, industrials, materials and energy, many of which are considered value-oriented. Value stocks outperformed their growth counterparts during the first quarter by more than 1000 basis points, the largest outperformance in more than 20 years. (A basis point is 1/100th of a percentage point.) Meanwhile, investors took a sharp turn away from momentum stocks across the information technology, communication services, health care and consumer discretionary sectors.

In the second quarter of 2021, global infrastructure securities returned 6.88%. Global equities continued to perform well, as both COVID-19 vaccine availability and distribution continued to increase. The rotation from growth to value stocks took a breather in April, with growth stocks outperforming their value counterparts. Starting in May, equity markets across the world were impacted by rising commodity prices, which stoked fears of earlier than consensus expected interest rate hikes from central banks, particularly the U.S. Federal Reserve (the “Fed”). In June, global equities rallied following a weaker than consensus expected U.S. payrolls report that eased concerns of a potential shift to tighter monetary policy. Overall, discussions during the quarter centered on central bank liquidity tailwinds, fiscal stimulus, COVID-19 vaccine progress, economic reopening momentum, strong corporate profits and robust equity inflows. While inflation concerns were fairly pervasive, the Fed remained consistent in its messaging around expectations that price pressures would be transitory. However, the peak inflation theme gained traction as the quarter progressed, even as economists suggested the transitory period might be longer than initially expected. Corporate earnings season brought another round of outsized

[1]	Reflation is the inflation that typically comes immediately after a low-point in the economic cycle — often after economic stimulus, and the reflation trade is the purchase of specific stocks or sectors believed to outperform in that type of environment.

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PORTFOLIO RESULTS

beats over consensus estimates, along with corporate commentary highlighting some input pressures offset by above-average pricing power or productivity initiatives. Despite a late-quarter agreement between the White House and a bipartisan group of Senators on the framework of a physical infrastructure package, the path to additional fiscal stimulus remained complicated.

In the third quarter of 2021, global infrastructure securities declined 0.94%. The global equity market delivered strong returns during the first half of the quarter, continuing the trend from the second quarter, with additional focus on positive corporate earnings and accommodative monetary policies. Excess savings from fiscal stimulus packages, along with pent-up consumer demand, pushed up equity inflows, helping companies perform well and display resilient operating margins. Removal of emergency measures previously imposed around the world, increased COVID-19 vaccinations and vaccine efficacy, an increase in corporate stock buybacks, and better than consensus expected unemployment rates further supported the global equity market’s momentum and addressed investor concerns about higher inflation rates and lower than consensus expected manufacturing activities. However, global equities retreated in the second half of the quarter, primarily due to the Fed’s announcements around the tapering of its monthly asset purchase program. This led to a rise in interest rates. The market decline was further aggravated by halts in global manufacturing activities because of supply-chain disruptions and semiconductor shortages in addition to power cuts and energy crises around the world. Regulations imposed by the Chinese government on certain key sectors, with a focus on data privacy and technology utilization, led to increased investor pessimism about Chinese stocks, which was worsened by a debt crisis at one of China’s largest property developers and by the spread of the Delta variant, which dampened China’s economic reopening momentum.

Global infrastructure securities gained 7.49% during the fourth quarter of 2021. Despite the emergence of the Omicron variant of COVID-19, which rattled investors near the end of November, the global equity market finished the calendar year on a high note. Omicron was responsible for record case counts in many population centers, but studies showed the new variant was usually accompanied by milder symptoms than previous variants. The U.S. Center for Disease Control lowered its isolation recommendation from 10 days to five days for asymptomatic COVID-19 infections. Meanwhile, supply-chain issues and shortages continued to put pressure on corporate earnings power. In political news, the U.S. President signed into law a $1.2 trillion infrastructure bill. On the economic data front, inflation remained elevated, with the Fed walking back its use of the word “transitory” in describing the inflationary environment. The Fed, which began tapering its asset purchase program in December, subsequently decided to double its pace so as to end quantitative easing during March 2022. Fed policymakers also indicated there was the possibility of three interest rate hikes in 2022.

For the Reporting Period overall, the global infrastructure market, as measured by the Index, posted an average annual total return of 19.87%. In terms of absolute return, the U.S. and Canada were the best performing markets in the Index. Japan, followed at some distance by Hong Kong, were the worst performers. Among market sectors, energy infrastructure, communications infrastructure, utilities and transportation infrastructure all generated positive absolute returns during the Reporting Period.[2]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted double-digit positive absolute returns, it underperformed the Index on a relative basis. The Fund was hurt by an underweight relative to the Index in the energy infrastructure sector. In addition, as global infrastructure securities recorded gains during the Reporting Period, the Fund’s small cash position detracted from performance. On the positive side, underweight positions in the utilities and transportation infrastructure sectors and an overweight in the communications infrastructure sector added to relative returns.

Security selection was negative overall, with stock picks in all four sectors detracting from the Fund’s relative performance during the Reporting Period.

Among countries, the Fund benefited from its lack of exposure to Japan. Stock selection in France was also advantageous. Conversely, the Fund was hurt by underweight positions and stock selection in Canada and Italy.

[2]	Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector allocations used by the Index.

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PORTFOLIO RESULTS

Q	What individual holdings detracted most from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the top detractors from the Fund’s performance versus the Index were Boralex, Northland Power and Orsted.

Boralex detracted most from the Fund’s relative performance during the Reporting Period. The Canadian power producer, which focuses on the development and operation of renewable energy power stations, is primarily an onshore wind asset owner but also has hydroelectric facilities and a growing solar portfolio. Like many of its renewable peers, Boralex’s shares retreated during the Reporting Period after especially strong performance in 2020. At the end of the Reporting Period, we continued to view Boralex as a compelling growth investment given what we saw as its strong development track record in North America and Europe.

Northland Power is a power producer that generates electricity from clean natural gas and renewable energy sources. After especially strong performance in 2020, Northland Power — along with other clean energy stocks — weakened during the Reporting Period. Nevertheless, we thought the company continued to offer top-tier scale and growth in the clean energy space, and at the end of the Reporting Period, we believed its shares may outperform in the long term as it executes on its growth portfolio.

Orsted is the global leader in the development and operation of offshore wind farms. Its shares declined during the Reporting Period as investors rotated away from clean energy companies toward traditional energy stocks amid a rally in commodity prices. As the Reporting Period ended, we thought the need for offshore wind farms was stronger than ever, and we believed the growth prospects for market leaders like Orsted were substantial.

Q	What individual holdings added most to the Fund’s relative performance during the Reporting Period?

A	Targa Resources, Cheniere Energy and KunLun Energy were the leading positive contributors to the Fund’s relative performance during the Reporting Period.

The Fund’s top contributor was Targa Resources, a midstream[3] provider of natural gas and natural gas liquids services. A strong commodity tailwind helped drive positive investor sentiment for Targa Resources, as U.S. production growth expectations rebounded strongly. The commodity price recovery also served to increase earnings on the company’s commodity-indexed contracts as well as improve its volume outlook on higher consensus expected drilling activity. In our view at the end of the Reporting Period, Targa Resources was well positioned to capitalize on long-term production growth in the Permian Basin.

Cheniere Energy is an exporter of liquefied natural gas (“LNG”). As the global economy continued to recover from the COVID-19 shock, LNG demand recovered sharply too, which, in turn, drove up prices in Asia and Europe. The increase in demand, combined with subdued U.S. natural gas prices, widened U.S. LNG export arbitrage[4] and improved Cheniere Energy’s outlook for future contracts. Given the company’s geographical location, scale and early mover advantage, we believed at the end of the Reporting Period that Cheniere Energy would likely be the partner of choice for businesses seeking to source competitively priced LNG.

KunLun Energy is a Hong Kong-listed natural gas company. KunLun Energy outperformed its Chinese gas utility peers, as it completed the disposal of its gas pipeline business at an attractive valuation in the second quarter of 2021 and returned 50% of the proceeds to shareholders as a special dividend. The company then focused on growing its city gas distribution[5] business and continued to re-rate[6] throughout the Reporting Period as it reported strong results for the first half of 2021. Its management said it planned to use the majority of the remaining cash proceeds for city gas distribution-related mergers and acquisitions. In our view, this effort should drive strong growth in the medium term and drive further re-rating, given that the stock continued to trade at a discount to its main city gas peers at the end of the Reporting Period.
[3]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users) for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.
[4]	LNG arbitrage refers to a physical cargo diversion from one market to another that offers a higher price.
[5]	City gas distribution refers to the transportation or distribution of natural gas to consumers in domestic, commercial or industrial and transport sectors through a network of pipelines.
[6]	Re-rating in the stock market means that investors are willing to pay a higher price for shares, anticipating higher earnings in the future.

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PORTFOLIO RESULTS

Q	Were there any notable purchases or sales during the Reporting Period?

A	Among the Fund’s notable purchases during the Reporting Period was a position in Northland Power, mentioned earlier. In our view, the company’s focus on offshore wind generation, an area we consider to be a massive global opportunity, sets the stock up for potential long-term outperformance.

We initiated a Fund position in Keyera, an independent natural gas and natural gas liquids midstream company that operates in western Canada. We believe the company is well positioned to benefit from the continued normalization of crude oil and natural gas demand as the impact of the COVID-19 pandemic on the global economy continues to decline. Specifically, we think Keyera will continue to benefit from improvement in prices at AECO[7] Hub as producers ramp up volume on the company’s gathering and processing systems. Lastly, Keyera’s leverage and free cash flow profile may have a positive impact on the stock’s performance once some of the company’s large growth projects become operational in 2022-2023.

Conversely, key sales included the Fund’s positions in Terna, which operates Italy’s electricity network, and Severn Trent, a provider of water and wastewater treatment in parts of the U.K. In our opinion, there were more attractive investment opportunities, driven by relative valuations, in other parts of the utilities sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making sector, subsector or country bets. We seek to outpace the Index by overweighting securities we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector or country weights are generally the direct result of individual security selection and/or the appreciation or depreciation of particular Fund holdings. That said, during the Reporting Period, the Fund’s overweight relative to the Index in energy infrastructure increased. More specifically, we added to the Fund’s investments in “C” corporations, even as we eliminated its exposure to energy master limited partnerships. Within transportation infrastructure, the Fund grew slightly more underweight, as we reduced its holdings of toll roads. Finally, the Fund’s underweight in utilities decreased as we added investments in diversified utilities and “C” corporations. At the same time, we trimmed the Fund’s holdings of water utilities.

From a country perspective, compared to the Index, the Fund’s overweight positions in France and the U.S. increased. The Fund shifted from an overweight in Italy and an underweight in Spain to rather neutral positions. In addition, at the beginning of the Reporting Period, the Fund had no exposure to Germany but became rather neutrally positioned compared to the Index as we added investments in that country. After we exited positions in Japan, the Fund no longer had exposure to that country at the end of the Reporting Period. Finally, the Fund’s cash position decreased during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective April 8, 2021, Nora Creedon no longer served as a portfolio manager for the Fund and Abhinav Zutshi became a portfolio manager for the Fund. At the end of the Reporting Period, Kristin Kuney and Abhinav Zutshi were portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the Equity Real Estate Investment Trusts, Multi-Utilities, Independent power and renewable electricity produces, and IT Services sub-sectors. It was underweight relative to the Index in the Oil, gas & consumable fuels, electric utilities, transportation infrastructure, gas utilities and water utilities sub-sectors. It was rather neutrally positioned compared to the Index in the construction & engineering, diversified telecommunication services, real estate management & development and chemicals sub-sectors. In geographic terms, the Fund was overweight relative to the Index in France and the U.S., and it was underweight in Canada. The Fund had no exposure to Japan at the end of the Reporting Period.

[7]	AECO (Alberta Energy Company) Hub is one of the largest natural gas hubs in North America, with substantial production and storage capabilities and an extensive network of export pipelines.

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PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed global infrastructure companies had attractive growth potential; could benefit from the inflationary environment, higher corporate taxes and greater fiscal spending; and might also play a key role in the global push toward sustainability.

In our opinion, global infrastructure companies could be secular growth winners, which we defined as companies, or sectors, that function as disruptors due to their continued innovation. We had five reasons for this view at the end of the Reporting Period. First, we saw growing demand for data infrastructure, such as telecommunication towers and data centers, because of increased data usage driven by the transition online during COVID-19 lockdowns and in response to social distancing. Second, e-commerce had fueled demand for industrial infrastructure, which provides the logistics to get packages from the warehouse to the end-consumer. Third, countries and major corporations around the world are seeking to “go green,” and renewable energy companies and utilities are enabling this transition to clean energy. Fourth, the convergence of health care and technology, resulting from the pandemic and an aging population, has boosted demand for health care infrastructure. Fifth, transportation infrastructure could benefit from pent-up demand for travel, which we believed could exceed pre-pandemic levels.

As for the benefits of an inflationary environment, global infrastructure companies may have lease contracts that are linked to inflation or can be re-set in line with inflation, depending on the length of the lease term. Additionally, with rising raw material and input costs, the value of a company’s existing assets can increase as it becomes more expensive to develop new assets. Regarding corporate taxes, many global infrastructure companies, specifically those structured as real estate investment trusts or utilities, are tax exempt, making them a relative beneficiary if corporate taxes rise. Global infrastructure companies are also likely to benefit from increased spending on infrastructure, which is widely expected to be large and broad across most forms of real assets. In the U.S., the physical infrastructure bill signed into law during November 2021 includes approximately $550 billion in new spending over a five-year period. Elsewhere, the NextGeneration EU, at more than €800 billion, is the largest stimulus package ever financed in Europe and is designed to repair the economic and social damage caused by the COVID-19 pandemic. The agreement also goes beyond traditional physical infrastructure to include biotechnology innovation and other health programs, digital infrastructure, efforts to combat climate change and biodiversity protection.

Finally, we believe global infrastructure is the backbone of a sustainable world. Countries across the globe are seeking to decarbonize, and major corporations say they are committed to going green. We believe the majority of potential emissions reductions will come from renewable energy companies and utilities that transition to clean energy. In our view, renewable energy will become the world’s primary energy source by 2050 given declining costs and global decarbonization polices.

At the end of the Reporting Period, we thought these factors provided a compelling backdrop for global infrastructure securities. Broadly speaking, we believed the asset class continued to offer strong return potential, especially compared to equities.

23

FUND BASICS

Global Infrastructure Fund

as of December 31, 2021

TOP 10 HOLDINGS AS OF 12/31/21[1]

Holding	% of Net Assets	Line of Business	Country

American Tower Corp.	10.7%	Equity Real Estate Investment Trusts	United States
Crown Castle International Corp.	5.8	Equity Real Estate Investment Trusts	United States
National Grid PLC	5.6	Multi-Utilities	United Kingdom
Vinci SA	5.3	Construction & Engineering	France
Enbridge, Inc.	4.8	Oil, Gas & Consumable Fuels	Canada
Cellnex Telecom SA	3.5	Diversified Telecommunication Services	Spain
American Water Works Co., Inc.	3.4	Water Utilities	United States
Cheniere Energy, Inc.	3.2	Oil, Gas & Consumable Fuels	United States
Transurban Group	2.9	Transportation Infrastructure	Australia
Sempra Energy	2.8	Multi-Utilities	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of December 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph excludes investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares, which represents 1.6% of the Fund’s net assets at December 31, 2021. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

24

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021 of a $1,000,000 investment made on June 27, 2016 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (“the Index”) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Infrastructure Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 27, 2016 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Since Inception
Class A (Commenced June 27, 2016)
Excluding sales charges	16.15%	8.30%	7.63%
Including sales charges	9.73%	7.08%	6.54%

Class C (Commenced June 27, 2016)
Excluding contingent deferred sales charges	15.28%	7.49%	6.83%
Including contingent deferred sales charges	14.11%	7.49%	6.83%

Institutional (Commenced June 27, 2016)	16.50%	8.70%	8.03%

Investor Class (Commenced June 27, 2016)	16.49%	8.57%	7.90%

Class R6 (Commenced June 27, 2016)	16.55%	8.71%	8.04%

Class R (Commenced June 27, 2016)	15.84%	8.04%	7.37%

Class P (Commenced April 17, 2018)	16.66%	N/A	9.33%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

25

FUND BASICS

Index Definitions:

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

The MSCI EAFE® Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI EAFE® Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI EAFE® Index is unmanaged and the figures for the MSCI EAFE® Index do not include any deduction for fees or expenses.

The FTSE EPRA Nareit Developed Index (Net, USD, Unhedged) is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs).

The FTSE EPRA Nareit Developed Ex US Real Estate Index (Net, USD, Unhedged) is a subset of the FTSE EPRA Nareit Developed Index and is designed to track the performance of listed real estate companies and REITS. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs).

The Wilshire U.S. Real Estate Securities Index is an unmanaged market capitalization weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses.

It is not possible to invest directly in an index.

26

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 98.6%
Australia – 9.7%
86,605	Goodman Group REIT (Real Estate)	$1,669,470
309,900	Ingenia Communities Group REIT (Real Estate)	1,401,996
79,673	NEXTDC Ltd. (Software & Services)*	739,815
422,833	Scentre Group REIT (Real Estate)	972,676

		4,783,957

Belgium – 1.4%
14,865	Warehouses De Pauw CVA REIT (Real Estate)	713,437

Canada – 8.2%
21,898	Allied Properties Real Estate Investment Trust REIT (Real Estate)	760,834
27,342	Canadian Apartment Properties REIT (Real Estate)	1,296,041
51,505	Chartwell Retirement Residences (Health Care Equipment & Services)	481,275
8,920	Granite Real Estate Investment Trust REIT (Real Estate)	743,245
40,177	Summit Industrial Income REIT (Real Estate)	746,401

		4,027,796

China – 3.6%
678,100	CIFI Holdings Group Co. Ltd. (Real Estate)	407,857
133,600	ESR Cayman Ltd. (Real Estate)*(a)	451,917
7,262	GDS Holdings Ltd. ADR (Software & Services)*(b)	342,476
672,000	Shangri-La Asia Ltd. (Consumer Services)*	561,356

		1,763,606

France – 4.6%
9,808	Gecina SA REIT (Real Estate)	1,372,442
38,748	Klepierre SA REIT (Real Estate)*	916,866

		2,289,308

Germany – 11.1%
15,676	Instone Real Estate Group SE (Real Estate)(a)	295,422
94,550	Vonovia SE (Real Estate)	5,209,916

		5,505,338

Hong Kong – 9.5%
208,000	CK Asset Holdings Ltd. (Real Estate)	1,312,057
111,800	Hongkong Land Holdings Ltd. (Real Estate)	581,317
172,500	Link REIT (Real Estate)	1,519,599
55,475	Sun Hung Kai Properties Ltd. (Real Estate)	673,148
236,000	Swire Properties Ltd. (Real Estate)	591,624

		4,677,745

Ireland – 0.5%
55,860	Dalata Hotel Group PLC (Consumer Services)*	236,580

Common Stocks – (continued)
Japan – 22.3%
100	Comforia Residential REIT, Inc. REIT (Real Estate)	296,879
718	GLP J REIT (Real Estate)	1,241,076
451	Hulic REIT, Inc. REIT (Real Estate)	678,581
864	Japan Metropolitan Fund Invest REIT (Real Estate)	744,333
44,200	Keihanshin Building Co. Ltd. (Real Estate)	600,443
106	Kenedix Office Investment Corp. REIT (Real Estate)	655,062
160	Kenedix Retail REIT Corp. REIT (Real Estate)	393,703
104,400	Mitsubishi Estate Co. Ltd. (Real Estate)	1,448,288
74,800	Mitsui Fudosan Co. Ltd. (Real Estate)	1,482,594
48	Mitsui Fudosan Logistics Park, Inc. REIT (Real Estate)	269,147
111	Nippon Prologis REIT, Inc. REIT (Real Estate)	392,356
9,100	Open House Group Co. Ltd. (Consumer Durables & Apparel)	475,534
487	Sankei Real Estate, Inc. REIT (Real Estate)	506,196
23,800	Sumitomo Realty & Development Co. Ltd. (Real Estate)	701,644
940	United Urban Investment Corp. REIT (Real Estate)	1,104,779

		10,990,615

Netherlands – 0.8%
17,550	CTP NV (Real Estate)(a)	373,639

Singapore – 4.8%
434,200	Ascendas India Trust (Real Estate)	457,008
354,500	Ascendas Real Estate Investment Trust REIT (Real Estate)	776,704
69,825	Capitaland Investment Ltd. (Real Estate)*	176,547
313,000	Keppel DC REIT (Real Estate)	573,590
614,000	Lendlease Global Commercial REIT (Real Estate)	407,917

		2,391,766

Spain – 2.2%
10,775	Cellnex Telecom SA (Telecommunication Services)*(a)	624,171
42,550	Merlin Properties Socimi SA REIT (Real Estate)	461,006

		1,085,177

Sweden – 3.3%
61,207	Castellum AB (Real Estate)	1,645,870

Switzerland – 2.2%
8,784	PSP Swiss Property AG (Real Estate)	1,094,620

United Kingdom – 14.4%
40,761	Big Yellow Group PLC REIT (Real Estate)	941,788

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
186,896	Capital & Counties Properties PLC REIT (Real Estate)	$426,945
16,744	Derwent London PLC REIT (Real Estate)	778,951
186,176	Life Science REIT PLC REIT (Real Estate)*	255,149
257,162	LondonMetric Property PLC REIT (Real Estate)	988,306
101,976	Segro PLC REIT (Real Estate)	1,984,631
430,773	Tritax EuroBox PLC (Real Estate)(a)	678,763
70,511	UNITE Group PLC (The) REIT (Real Estate)	1,060,505

		7,115,038

TOTAL COMMON STOCKS
(Cost $46,274,391)		$48,694,492

Shares	Dividend Rate	Value

Investment Company – 1.3%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
636,526	0.026%	$636,526
(Cost $636,526)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $46,910,917)		$49,331,018

Securities Lending Reinvestment Vehicle – 0.6%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
321,600	0.026%	$321,600
(Cost $321,600)

TOTAL INVESTMENTS – 100.5%
(Cost $47,232,517)		$49,652,618

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(262,272)

NET ASSETS – 100.0%		$49,390,346

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 98.7%
Development – 0.3%
53,199	WeWork, Inc., Class A*(a)	$457,511

Diversified – 0.7%
158,951	DigitalBridge Group, Inc. REIT*	1,324,062

Health Care – 8.0%
28,491	Healthcare Trust of America, Inc., Class A REIT	951,315
119,472	Healthpeak Properties, Inc. REIT	4,311,744
73,804	Ventas, Inc. REIT	3,772,860
60,237	Welltower, Inc. REIT	5,166,528

		14,202,447

Hotel – 6.0%
244,552	Host Hotels & Resorts, Inc. REIT*	4,252,759
205,837	RLJ Lodging Trust REIT	2,867,310
37,647	Ryman Hospitality Properties, Inc. REIT*	3,462,018

		10,582,087

Industrial – 18.5%
84,487	Americold Realty Trust REIT	2,770,329
99,141	Duke Realty Corp. REIT	6,507,615
18,850	EastGroup Properties, Inc. REIT	4,294,973
104,195	Prologis, Inc. REIT	17,542,270
18,931	Terreno Realty Corp. REIT	1,614,625

		32,729,812

Office – 9.9%
30,880	Alexandria Real Estate Equities, Inc. REIT	6,885,005
29,495	Boston Properties, Inc. REIT	3,397,234
75,275	Cousins Properties, Inc. REIT	3,032,077
15,063	Highwoods Properties, Inc. REIT	671,659
69,337	Hudson Pacific Properties, Inc. REIT	1,713,317
25,594	Kilroy Realty Corp. REIT	1,700,977

		17,400,269

Residential – 20.6%
31,688	AvalonBay Communities, Inc. REIT	8,004,072
28,168	Camden Property Trust REIT	5,033,058
55,618	Equity LifeStyle Properties, Inc. REIT	4,875,474
38,571	Equity Residential REIT	3,490,675
16,695	Essex Property Trust, Inc. REIT	5,880,480
141,849	Invitation Homes, Inc. REIT	6,431,434
13,107	Sun Communities, Inc. REIT	2,752,077

		36,467,270

Retail – 9.2%
20,757	Federal Realty Investment Trust REIT	2,829,594
46,535	Regency Centers Corp. REIT	3,506,412
53,341	Simon Property Group, Inc. REIT	8,522,292
86,607	SITE Centers Corp. REIT	1,370,989

		16,229,287

Specialized – 25.5%
9,309	American Tower Corp. REIT	2,722,883

Shares	Description	Value

Common Stocks – (continued)
Specialized – (continued)
71,686	CubeSmart REIT	$4,079,650
32,292	Digital Realty Trust, Inc. REIT	5,711,486
17,516	Equinix, Inc. REIT	14,815,733
11,772	Extra Space Storage, Inc. REIT	2,669,066
33,075	Public Storage REIT	12,388,572
6,649	SBA Communications Corp. REIT	2,586,594

		44,973,984

TOTAL COMMON STOCKS
(Cost $98,918,855)		$174,366,729

Shares	Dividend Rate	Value

Investment Company – 0.9%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,663,941	0.026%	$1,663,941
(Cost $1,663,941)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $100,582,796)		$176,030,670

Securities Lending Reinvestment Vehicle – 0.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
90,000	0.026%	$90,000
(Cost $90,000)

TOTAL INVESTMENTS – 99.7%
(Cost $100,672,796)		$176,120,670

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		523,860

NET ASSETS – 100.0%		$176,644,530

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 98.4%
Australia – 3.7%
81,525	Goodman Group REIT (Real Estate)	$1,571,543
468,039	Ingenia Communities Group REIT (Real Estate)	2,117,422
174,617	NEXTDC Ltd. (Software & Services)*	1,621,431
558,687	Scentre Group REIT (Real Estate)	1,285,192

		6,595,588

Belgium – 0.9%
31,993	Warehouses De Pauw CVA REIT (Real Estate)	1,535,485

Canada – 3.1%
41,577	Canadian Apartment Properties REIT (Real Estate)	1,970,795
132,892	Chartwell Retirement Residences (Health Care Equipment & Services)	1,241,775
16,342	Granite Real Estate Investment Trust REIT (Real Estate)	1,361,672
54,756	Summit Industrial Income REIT (Real Estate)	1,017,246

		5,591,488

China – 2.3%
1,786,600	CIFI Holdings Group Co. Ltd. (Real Estate)	1,074,588
359,600	ESR Cayman Ltd. (Real Estate)*(a)	1,216,387
16,251	GDS Holdings Ltd. ADR (Software & Services)*(b)	766,397
1,252,000	Shangri-La Asia Ltd. (Consumer Services)*	1,045,859

		4,103,231

France – 1.9%
16,356	Gecina SA REIT (Real Estate)	2,288,709
44,204	Klepierre SA REIT (Real Estate)*	1,045,967

		3,334,676

Germany – 4.0%
35,427	Instone Real Estate Group SE (Real Estate)(a)	667,639
118,092	Vonovia SE (Real Estate)	6,507,133

		7,174,772

Hong Kong – 3.0%
202,000	CK Asset Holdings Ltd. (Real Estate)	1,274,209
183,800	Hongkong Land Holdings Ltd. (Real Estate)	955,689
201,400	Link REIT (Real Estate)	1,774,187
497,000	Swire Properties Ltd. (Real Estate)	1,245,921

		5,250,006

Ireland – 0.4%
176,002	Dalata Hotel Group PLC (Consumer Services)*	745,408

Common Stocks – (continued)
Japan – 8.4%
1,307	GLP J REIT (Real Estate)	2,259,174
1,088	Hulic REIT, Inc. REIT (Real Estate)	1,637,020
1,288	Japan Metropolitan Fund Invest REIT (Real Estate)	1,109,607
121,500	Keihanshin Building Co. Ltd. (Real Estate)	1,650,539
265	Kenedix Retail REIT Corp. REIT (Real Estate)	652,070
119,100	Mitsubishi Estate Co. Ltd. (Real Estate)	1,652,214
99,400	Mitsui Fudosan Co. Ltd. (Real Estate)	1,970,185
16,400	Open House Group Co. Ltd. (Consumer Durables & Apparel)	857,007
1,536	Sankei Real Estate, Inc. REIT (Real Estate)	1,596,545
1,323	United Urban Investment Corp. REIT (Real Estate)	1,554,918

		14,939,279

Netherlands – 0.5%
39,766	CTP NV (Real Estate)(a)	846,617

Singapore – 1.9%
708,300	Ascendas India Trust (Real Estate)	745,506
734,600	Ascendas Real Estate Investment Trust REIT (Real Estate)	1,609,498
1,544,300	Lendlease Global Commercial REIT (Real Estate)	1,025,972

		3,380,976

Spain – 1.3%
20,035	Cellnex Telecom SA (Telecommunication Services)*(a)	1,160,581
109,436	Merlin Properties Socimi SA REIT (Real Estate)	1,185,680

		2,346,261

Sweden – 1.3%
88,213	Castellum AB (Real Estate)	2,372,068

United Kingdom – 6.7%
65,304	Big Yellow Group PLC REIT (Real Estate)	1,508,856
363,442	Capital & Counties Properties PLC REIT (Real Estate)	830,246
19,133	Derwent London PLC REIT (Real Estate)	890,091
634,627	Life Science REIT PLC REIT (Real Estate)*	869,737
309,664	LondonMetric Property PLC REIT (Real Estate)	1,190,078
172,504	Segro PLC REIT (Real Estate)	3,357,229
713,811	Tritax EuroBox PLC (Real Estate)(a)	1,124,742
140,033	UNITE Group PLC (The) REIT (Real Estate)	2,106,136

		11,877,115

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Shares	Description	Value

Common Stocks – (continued)
United States – 59.0%
21,742	Alexandria Real Estate Equities, Inc. REIT (Real Estate)	$4,847,596
5,890	American Tower Corp. REIT (Real Estate)	1,722,825
83,434	Americold Realty Trust REIT (Real Estate)	2,735,801
21,036	AvalonBay Communities, Inc. REIT (Real Estate)	5,313,483
14,978	Boston Properties, Inc. REIT (Real Estate)	1,725,166
19,441	Camden Property Trust REIT (Real Estate)	3,473,718
43,684	Cousins Properties, Inc. REIT (Real Estate)	1,759,591
57,267	CubeSmart REIT (Real Estate)	3,259,065
15,319	Digital Realty Trust, Inc. REIT (Real Estate)	2,709,472
57,313	Duke Realty Corp. REIT (Real Estate)	3,762,025
13,236	EastGroup Properties, Inc. REIT (Real Estate)	3,015,823
8,531	Equinix, Inc. REIT (Real Estate)	7,215,861
34,933	Equity LifeStyle Properties, Inc. REIT (Real Estate)	3,062,227
15,439	Equity Residential REIT (Real Estate)	1,397,229
10,123	Essex Property Trust, Inc. REIT (Real Estate)	3,565,624
15,730	Federal Realty Investment Trust REIT (Real Estate)	2,144,314
84,456	Healthpeak Properties, Inc. REIT (Real Estate)	3,048,017
5,735	Highwoods Properties, Inc. REIT (Real Estate)	255,723
137,978	Host Hotels & Resorts, Inc. REIT (Real Estate)*	2,399,437
35,210	Hudson Pacific Properties, Inc. REIT (Real Estate)	870,039
97,334	Invitation Homes, Inc. REIT (Real Estate)	4,413,124
13,066	Kilroy Realty Corp. REIT (Real Estate)	868,366
21,755	MGM Growth Properties LLC, Class A REIT (Real Estate)	888,692
1,234	Orion Office REIT, Inc. REIT (Real Estate)*	23,039
51,979	Prologis, Inc. REIT (Real Estate)	8,751,184
20,032	Public Storage REIT (Real Estate)	7,503,186
13,158	Realty Income Corp. REIT (Real Estate)	941,981
31,730	Regency Centers Corp. REIT (Real Estate)	2,390,855
140,104	RLJ Lodging Trust REIT (Real Estate)	1,951,649
22,737	Ryman Hospitality Properties, Inc. REIT (Real Estate)*	2,090,894
3,401	SBA Communications Corp. REIT (Real Estate)	1,323,057
34,887	Simon Property Group, Inc. REIT (Real Estate)	5,573,896
54,230	SITE Centers Corp. REIT (Real Estate)	858,461

Common Stocks – (continued)
United States – (continued)
30,049	STORE Capital Corp. REIT (Real Estate)	1,033,686
4,666	Sun Communities, Inc. REIT (Real Estate)	979,720
15,768	Terreno Realty Corp. REIT (Real Estate)	1,344,853
51,181	Ventas, Inc. REIT (Real Estate)	2,616,373
31,754	Welltower, Inc. REIT (Real Estate)	2,723,541
32,628	WeWork, Inc., Class A (Real Estate)*(b)	280,601

		104,840,194

TOTAL COMMON STOCKS
(Cost $128,128,052)		$174,933,164

Shares	Dividend Rate	Value

Investment Company – 1.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,903,476	0.026%	$1,903,476
(Cost $1,903,476)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $130,031,528)		$176,836,640

Securities Lending Reinvestment Vehicle – 0.6%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,017,300	0.026%	$1,017,300
(Cost $1,017,300)

TOTAL INVESTMENTS – 100.1%
(Cost $131,048,828)		$177,853,940

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(200,889)

NET ASSETS – 100.0%		$177,653,051

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 97.6%
Australia – 5.0%
521,992	APA Group (Gas Utilities)	$3,818,784
242,048	NEXTDC Ltd. (IT Services)*	2,247,570
858,358	Transurban Group (Transportation Infrastructure)	8,621,608

		14,687,962

Canada – 12.5%
49,661	Boralex, Inc., Class A (Independent Power and Renewable Electricity Producers)	1,361,511
360,971	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	14,099,828
60,088	Fortis, Inc. (Electric Utilities)	2,899,064
131,073	Keyera Corp. (Oil, Gas & Consumable Fuels)	2,956,253
107,333	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)	3,220,117
205,263	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	6,226,287
132,012	TC Energy Corp. (Oil, Gas & Consumable Fuels)	6,139,583

		36,902,643

China – 3.5%
249,500	ENN Energy Holdings Ltd. (Gas Utilities)	4,703,503
23,041	GDS Holdings Ltd. ADR (IT Services)*	1,086,614
1,126,000	Guangdong Investment Ltd. (Water Utilities)	1,431,333
1,486,000	Jiangsu Expressway Co. Ltd., Class H (Transportation Infrastructure)	1,521,935
1,572,000	Kunlun Energy Co. Ltd. (Gas Utilities)	1,475,052

		10,218,437

Denmark – 0.6%
13,404	Orsted A/S (Electric Utilities)(a)	1,716,611

France – 7.5%
17,299	Aeroports de Paris (Transportation Infrastructure)*	2,231,637
200,320	Engie SA (Multi-Utilities)	2,965,819
41,359	Veolia Environnement SA (Multi-Utilities)	1,518,866
147,363	Vinci SA (Construction & Engineering)	15,563,735

		22,280,057

Germany – 0.8%
40,394	Vonovia SE (Real Estate Management & Development)	2,225,800

Hong Kong – 0.8%
1,534,619	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	2,393,645

Common Stocks – (continued)
Italy – 2.7%
112,599	Atlantia SpA (Transportation Infrastructure)*	2,234,168
511,345	Enav SpA (Transportation Infrastructure)*(a)	2,288,902
416,556	Enel SpA (Electric Utilities)	3,330,821

		7,853,891

Spain – 5.7%
27,508	Aena SME SA (Transportation Infrastructure)*(a)	4,332,073
175,936	Cellnex Telecom SA (Diversified Telecommunication Services)*(a)	10,191,562
192,287	Iberdrola SA (Electric Utilities)	2,276,677

		16,800,312

Thailand – 0.6%
1,030,200	Airports of Thailand PCL (Transportation Infrastructure)*	1,875,900

United Kingdom – 7.0%
1,063,972	Life Science REIT PLC (Equity Real Estate Investment Trusts (REITs))*	1,458,142
4,689	Linde PLC (Chemicals)	1,624,410
1,138,341	National Grid PLC (Multi-Utilities)	16,414,081
836,383	Tritax EuroBox PLC (Equity Real Estate Investment Trusts)(a)	1,317,876

		20,814,509

United States – 50.9%
115,382	AES Corp. (The) (Independent Power and Renewable Electricity Producers)	2,803,782
35,106	Ameren Corp. (Multi-Utilities)	3,124,785
107,788	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	31,527,990
52,466	American Water Works Co., Inc. (Water Utilities)	9,908,729
68,328	Archaea Energy, Inc. (Oil, Gas & Consumable Fuels)*	1,249,036
50,748	Atmos Energy Corp. (Gas Utilities)	5,316,868
184,769	CenterPoint Energy, Inc. (Multi-Utilities)	5,156,903
93,400	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	9,472,628
57,590	CMS Energy Corp. (Multi-Utilities)	3,746,229
32,100	Consolidated Edison, Inc. (Multi-Utilities)	2,738,772
82,023	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	17,121,481
67,431	Edison International (Electric Utilities)	4,602,166
3,585	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	3,032,336
59,381	Eversource Energy (Electric Utilities)	5,402,483
169,302	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	2,685,130

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
23,104	NextEra Energy Partners LP (Independent Power and Renewable Electricity Producers)	$1,949,978
54,190	NextEra Energy, Inc. (Electric Utilities)	5,059,178
80,054	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	4,703,973
20,743	SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	8,069,442
61,371	Sempra Energy (Multi-Utilities)	8,118,156
129,928	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	6,787,439
29,096	WEC Energy Group, Inc. (Multi-Utilities)	2,824,349
181,974	Williams Cos., Inc. (The) (Oil, Gas & Consumable Fuels)	4,738,603

		150,140,436

TOTAL COMMON STOCKS
(Cost $231,071,309)		$287,910,203

Shares	Dividend Rate	Value

Investment Company – 1.6%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,633,943	0.026%	$4,633,943
(Cost $4,633,943)

TOTAL INVESTMENTS – 99.2%
(Cost $235,705,252)		$292,544,146

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		2,548,855

NET ASSETS – 100.0%		$295,093,001

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Assets and Liabilities

December 31, 2021

	International Real Estate Securities Fund	Real Estate Securities Fund	Global Real Estate Securities Fund	Global Infrastructure Fund
Assets:
Investments in unaffiliated issuers, at value (cost $46,274,391, $98,918,855, $128,128,052 and $231,071,309, respectively)(a)	$48,694,492	$174,366,729	$174,933,164	$287,910,203
Investments in affiliated issuers, at value (cost $636,526, $1,663,941, 1,903,476 and $4,633,943, respectively)	636,526	1,663,941	1,903,476	4,633,943
Investments in securities lending reinvestment vehicle, at value which equals cost	321,600	90,000	1,017,300	—
Cash	50,807	674,744	591,954	933,113
Foreign currency, at value (cost $145,656, $—, $46,833 and $1,001,530, respectively)	180,332	—	51,650	1,019,405
Receivables:
Dividends	132,232	465,966	510,902	853,917
Fund shares sold	—	27,450	—	270,051
Foreign tax reclaims	42,817	—	108,092	58,950
Reimbursement from investment adviser	13,814	32,925	33,518	43,588
Investments sold	8,445	—	114,315	—
Securities lending income	—	—	67	—
Other assets	46,262	59,841	54,689	53,911
Total assets	50,127,327	177,381,596	179,319,127	295,777,081

Liabilities:
Payables:
Management fees	38,461	125,588	136,502	225,342
Fund shares redeemed	50,198	300,496	193,753	193,754
Investments purchased	111,119	—	114,311	108,546
Distribution and Service fees and Transfer Agency fees	2,905	17,538	4,523	8,299
Upon return of securities loaned	321,600	90,000	1,017,300	—
Accrued expenses	212,698	203,444	199,687	148,139
Total liabilities	736,981	737,066	1,666,076	684,080

Net Assets:
Paid-in capital	60,275,942	99,048,706	135,653,459	244,004,920
Total distributable earnings (loss)	(10,885,596)	77,595,824	41,999,592	51,088,081
NET ASSETS	$49,390,346	$176,644,530	$177,653,051	$295,093,001
Net Assets:
Class A	$1,852,424	$23,278,218	$53,675	$1,301,658
Class C	23,531	1,539,717	62,771	621,718
Institutional	5,936,176	37,235,421	410,507	8,982,595
Service	—	892,850	—	—
Investor	71,240	2,677,526	39,867	247,861
Class R6	82,063	443,123	126,806,270	166,429,632
Class R	—	1,133,768	38,624	37,004
Class P	41,424,912	109,443,907	50,241,337	117,472,533
Total Net Assets	$49,390,346	$176,644,530	$177,653,051	$295,093,001
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	283,271	1,562,243	4,243	96,787
Class C	3,559	111,393	5,001	46,597
Institutional	942,738	2,375,956	32,445	666,619
Service	—	59,241	—	—
Investor	11,001	176,962	3,159	18,421
Class R6	13,048	28,276	10,042,635	12,379,693
Class R	—	77,425	3,067	2,752
Class P	6,595,571	6,987,686	3,981,443	8,743,671
Net asset value offering and redemption price per share:(b)
Class A	$6.54	$14.90	$12.65	$13.45
Class C	6.61	13.82	12.55	13.34
Institutional	6.30	15.67	12.65	13.47
Service	—	15.07	—	—
Investor	6.48	15.13	12.62	13.46
Class R6	6.29	15.67	12.63	13.44
Class R	—	14.64	12.59	13.45
Class P	6.28	15.66	12.62	13.44

(a)	Includes loaned securities having a market value of $315,972, $86,000, $992,004 and $— for International Real Estate Securities Fund, Real Estate Securities Fund, Global Real Estate Securities Fund and Global Infrastructure Fund, respectively.
(b)	Maximum public offering price per share for Class A Shares is $6.92, $15.77, $13.39 and $14.23. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2021

	International Real Estate Securities Fund	Real Estate Securities Fund	Global Real Estate Securities Fund	Global Infrastructure Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $384,255, $144,555, $64,875 and $—)	$1,526,403	$2,769,362	$3,648,503	$5,932,116

Dividends — affiliated issuers	169	359	406	1,273

Securities lending income — affiliated issuer	2,121	—	6,108	—

Total investment income	1,528,693	2,769,721	3,655,017	5,933,389

Expenses:

Management fees	483,001	1,316,617	1,587,948	2,146,703

Registration fees	70,699	99,474	105,681	98,594

Professional fees	132,704	96,238	111,309	79,561

Transfer Agency fees(a)	18,624	82,067	51,708	74,498

Custody, accounting and administrative services	108,492	96,101	118,484	70,315

Printing and mailing costs	21,640	53,749	46,620	44,895

Trustee fees	19,231	19,448	19,397	18,323

Distribution and/or Service (12b-1) fees(a)	5,395	68,547	774	7,960

Service fees — Class C	90	3,262	142	2,137

Shareholder Administration fees — Service Shares	—	2,126	—	—

Other	412	36,487	12,267	25,205

Total expenses	860,288	1,874,116	2,054,330	2,568,191

Less — expense reductions	(352,082)	(397,208)	(408,396)	(213,003)

Net expenses	508,206	1,476,908	1,645,934	2,355,188

NET INVESTMENT INCOME	1,020,487	1,292,813	2,009,083	3,578,201

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	2,357,569	8,745,645	14,455,408	1,965,072

Foreign currency transactions	(16,134)	—	(10,974)	32,248

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	76,469	45,771,650	22,373,771	30,168,905

Foreign currency translations	(9,264)	—	(10,408)	10,252

Net realized and unrealized gain	2,408,640	54,517,295	36,807,797	32,176,477

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,429,127	$55,810,108	$38,816,880	$35,754,678

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
International Real Estate Securities Fund	$5,124	$271	$—	$—	$3,280	$58	$2,259	$—	$115	$20	$—	$12,892
Real Estate Securities Fund	52,004	9,680	2,129	4,734	33,225	2,077	13,546	342	4,027	178	1,527	27,145
Global Real Estate Securities Fund	173	427	—	174	111	91	910	—	58	36,805	56	13,677
Global Infrastructure Fund	1,377	6,410	—	173	881	1,367	3,149	—	349	47,898	56	20,798

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets

	International Real Estate Securities Fund		Real Estate Securities Fund
	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020
From operations:
Net investment income	$1,020,487	$1,121,046	$1,292,813	$1,745,185
Net realized gain (loss)	2,341,435	(2,625,472)	8,745,645	12,433,337
Net change in unrealized gain (loss)	67,205	(4,726,434)	45,771,650	(26,856,048)
Net increase (decrease) in net assets resulting from operations	3,429,127	(6,230,860)	55,810,108	(12,677,526)

Distributions to shareholders:
From distributable earnings:
Class A Shares	(91,351)	(15,239)	(1,423,797)	(1,884,068)
Class C Shares	(892)	(232)	(91,892)	(137,431)
Institutional Shares	(305,641)	(60,522)	(2,271,763)	(2,203,861)
Service Shares	—	—	(51,452)	(90,056)
Investor Shares	(3,566)	(870)	(165,549)	(230,536)
Class R6 Shares	(4,144)	(120)	(27,708)	(101,806)
Class R Shares	—	—	(67,420)	(86,660)
Class P Shares	(2,170,728)	(532,922)	(6,567,981)	(6,634,674)
Total distributions to shareholders	(2,576,322)	(609,905)	(10,667,562)	(11,369,092)

From share transactions:
Proceeds from sales of shares	4,544,690	19,591,950	31,014,980	30,451,351
Reinvestment of distributions	2,574,122	609,717	10,572,044	11,186,191
Cost of shares redeemed	(10,389,832)	(41,602,561)	(29,473,867)	(56,542,166)
Net increase (decrease) in net assets resulting from share transactions	(3,271,020)	(21,400,894)	12,113,157	(14,904,624)
TOTAL INCREASE (DECREASE)	(2,418,215)	(28,241,659)	57,255,703	(38,951,242)

Net assets:
Beginning of year	51,808,561	80,050,220	119,388,827	158,340,069
End of year	$49,390,346	$51,808,561	$176,644,530	$119,388,827

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets (continued)

	Global Real Estate Securities Fund		Global Infrastructure Fund
	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020
From operations:
Net investment income	$2,009,083	$2,879,734	$3,578,201	$2,593,906
Net realized gain (loss)	14,444,434	(10,696,841)	1,997,320	1,003,524
Net change in unrealized gain (loss)	22,363,363	(9,358,626)	30,179,157	(12,045,226)
Net increase (decrease) in net assets resulting from operations	38,816,880	(17,175,733)	35,754,678	(8,447,796)

Distributions to shareholders:
From distributable earnings:
Class A Shares	(1,263)	(609)	(10,884)	(5,116)
Class C Shares	(822)	(383)	(8,412)	(7,652)
Institutional Shares	(44,599)	(31,174)	(166,495)	(90,063)
Investor Shares	(841)	(436)	(4,434)	(2,579)
Class R6 Shares	(2,860,276)	(323)	(3,246,938)	(2,440,099)
Class R Shares	(654)	(2,372,452)	(513)	(355)
Class P Shares	(1,131,317)	(453,308)	(1,902,191)	(111,437)
From return of capital:
Class A Shares	—	(36)	—	(1,185)
Class C Shares	—	(41)	—	(1,773)
Institutional Shares	—	(1,508)	—	(20,864)
Investor Shares	—	(22)	—	(597)
Class R6 Shares	—	(22)	—	(565,276)
Class R Shares	—	(116,461)	—	(82)
Class P Shares	—	(22,783)	—	(25,815)
Total distributions to shareholders	(4,039,772)	(2,999,558)	(5,339,867)	(3,272,893)

From share transactions:
Proceeds from sales of shares	23,775,737	41,090,365	121,405,866	38,721,064
Reinvestment of distributions	4,039,772	2,999,558	5,339,868	3,272,887
Cost of shares redeemed	(64,718,634)	(82,690,864)	(42,666,786)	(46,559,951)
Net increase (decrease) in net assets resulting from share transactions	(36,903,125)	(38,600,941)	84,078,948	(4,566,000)
TOTAL INCREASE (DECREASE)	(2,126,017)	(58,776,232)	114,493,759	(16,286,689)

Net assets:
Beginning of year	179,779,068	238,555,300	180,599,242	196,885,931
End of year	$177,653,051	$179,779,068	$295,093,001	$180,599,242

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$6.45	$6.66	$5.90	$6.48	$5.73

Net investment income(a)	0.11	0.09	0.11	0.13	0.12

Net realized and unrealized gain (loss)	0.30	(0.26)	1.08	(0.59)	0.89

Total from investment operations	0.41	(0.17)	1.19	(0.46)	1.01

Distributions to shareholders from net investment income	(0.32)	(0.04)	(0.43)	(0.12)	(0.26)

Net asset value, end of year	$6.54	$6.45	$6.66	$5.90	$6.48

Total Return(b)	6.39%	(2.42)%	20.38%	(7.19)%	17.89%

Net assets, end of period (in 000’s)	$1,852	$2,005	$2,888	$3,081	$4,377

Ratio of net expenses to average net assets	1.36%	1.37%	1.38%	1.38%	1.39%

Ratio of total expenses to average net assets	2.05%	2.17%	1.89%	1.76%	1.70%

Ratio of net investment income to average net assets	1.64%	1.62%	1.72%	2.04%	2.02%

Portfolio turnover rate(c)	36%	55%	30%	43%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$6.49	$6.72	$5.94	$6.50	$5.73

Net investment income(a)	0.06	0.05	0.07	0.09	0.08

Net realized and unrealized gain (loss)	0.30	(0.27)	1.07	(0.60)	0.90

Total from investment operations	0.36	(0.22)	1.14	(0.51)	0.98

Distributions to shareholders from net investment income	(0.24)	(0.01)	(0.36)	(0.05)	(0.21)

Net asset value, end of year	$6.61	$6.49	$6.72	$5.94	$6.50

Total Return(b)	5.63%	(3.17)%	19.38%	(7.89)%	17.23%

Net assets, end of period (in 000’s)	$24	$76	$158	$231	$810

Ratio of net expenses to average net assets	2.11%	2.12%	2.13%	2.13%	2.14%

Ratio of total expenses to average net assets	2.85%	2.90%	2.64%	2.49%	2.44%

Ratio of net investment income to average net assets	0.90%	0.86%	0.99%	1.38%	1.26%

Portfolio turnover rate(c)	36%	55%	30%	43%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$6.22	$6.43	$5.71	$6.26	$5.54

Net investment income(a)	0.13	0.12	0.13	0.18	0.14

Net realized and unrealized gain (loss)	0.29	(0.27)	1.05	(0.60)	0.87

Total from investment operations	0.42	(0.15)	1.18	(0.42)	1.01

Distributions to shareholders from net investment income	(0.34)	(0.06)	(0.46)	(0.13)	(0.29)

Net asset value, end of year	$6.30	$6.22	$6.43	$5.71	$6.26

Total Return(b)	6.89%	(2.16)%	20.86%	(6.72)%	18.45%

Net assets, end of period (in 000’s)	$5,936	$4,864	$6,938	$10,138	$117,768

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%

Ratio of total expenses to average net assets	1.67%	1.79%	1.50%	1.35%	1.28%

Ratio of net investment income to average net assets	2.01%	2.05%	1.97%	2.90%	2.44%

Portfolio turnover rate(c)	36%	55%	30%	43%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Investor Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$6.39	$6.60	$5.85	$6.43	$5.68

Net investment income(a)	0.13	0.11	0.13	0.14	0.16

Net realized and unrealized gain (loss)	0.29	(0.27)	1.07	(0.58)	0.87

Total from investment operations	0.42	(0.16)	1.20	(0.44)	1.03

Distributions to shareholders from net investment income	(0.33)	(0.05)	(0.45)	(0.14)	(0.28)

Net asset value, end of year	$6.48	$6.39	$6.60	$5.85	$6.43

Total Return(b)	6.57%	(2.23)%	20.71%	(7.00)%	18.29%

Net assets, end of period (in 000’s)	$71	$71	$117	$103	$109

Ratio of net expenses to average net assets	1.11%	1.12%	1.13%	1.13%	1.14%

Ratio of total expenses to average net assets	1.80%	1.93%	1.65%	1.52%	1.45%

Ratio of net investment income to average net assets	1.89%	1.91%	1.94%	2.24%	2.54%

Portfolio turnover rate(c)	36%	55%	30%	43%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Class R6 Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$6.22	$6.43	$5.70	$6.26	$5.54

Net investment income(a)	0.13	0.12	0.11	0.24	0.14

Net realized and unrealized gain (loss)	0.28	(0.27)	1.08	(0.65)	0.87

Total from investment operations	0.41	(0.15)	1.19	(0.41)	1.01

Distributions to shareholders from net investment income	(0.34)	(0.06)	(0.46)	(0.15)	(0.29)

Net asset value, end of year	$6.29	$6.22	$6.43	$5.70	$6.26

Total Return(b)	6.74%	(2.15)%	21.05%	(6.71)%	18.48%

Net assets, end of period (in 000’s)	$82	$12	$12	$202	$11

Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.99%

Ratio of total expenses to average net assets	1.64%	1.80%	1.47%	1.29%	1.29%

Ratio of net investment income to average net assets	2.02%	2.05%	1.81%	3.86%	2.41%

Portfolio turnover rate(c)	36%	55%	30%	43%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Real Estate Securities Fund
	Class P Shares
	Year Ended December 31,			Period Ended December 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$6.21	$6.41	$5.70	$6.38

Net investment income(b)	0.13	0.11	0.13	0.08

Net realized and unrealized gain (loss)	0.28	(0.25)	1.04	(0.61)

Total from investment operations	0.41	(0.14)	1.17	(0.53)

Distributions to shareholders from net investment income	(0.34)	(0.06)	(0.46)	(0.15)

Net asset value, end of period	$6.28	$6.21	$6.41	$5.70

Total Return(c)	6.75%	(2.00)%	20.72%	(8.45)%

Net assets, end of period (in 000’s)	$41,425	$44,780	$69,937	$82,014

Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.98	%(d)

Ratio of total expenses to average net assets	1.68%	1.77%	1.50%	1.39	%(d)

Ratio of net investment income to average net assets	2.03%	1.98%	2.10%	1.85	%(d)

Portfolio turnover rate(e)	36%	55%	30%	43%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.03	$13.27	$12.61	$15.53	$18.40

Net investment income(a)	0.07	0.12	0.22	0.28	0.30

Net realized and unrealized gain (loss)	4.75	(1.22)	2.92	(0.94)	0.06

Total from investment operations	4.82	(1.10)	3.14	(0.66)	0.36

Distributions to shareholders from net investment income	(0.13)	(0.14)	(0.22)	(0.37)	(0.29)

Distributions to shareholders from net realized gains	(0.82)	(1.00)	(2.26)	(1.89)	(2.94)

Total distributions	(0.95)	(1.14)	(2.48)	(2.26)	(3.23)

Net asset value, end of year	$14.90	$11.03	$13.27	$12.61	$15.53

Total Return(b)	44.33%	(7.85)%	25.49%	(5.39)%	2.11%

Net assets, end of period (in 000’s)	$23,278	$19,177	$27,488	$26,002	$38,120

Ratio of net expenses to average net assets	1.28%	1.29%	1.30%	1.30%	1.31%

Ratio of total expenses to average net assets	1.55%	1.62%	1.57%	1.50%	1.54%

Ratio of net investment income to average net assets	0.55%	1.06%	1.51%	1.88%	1.65%

Portfolio turnover rate(c)	37%	57%	37%	43%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.31	$12.50	$11.99	$14.88	$17.79

Net investment income (loss)(a)	(0.02)	0.03	0.10	0.12	0.16

Net realized and unrealized gain (loss)	4.41	(1.14)	2.78	(0.85)	0.06

Total from investment operations	4.39	(1.11)	2.88	(0.73)	0.22

Distributions to shareholders from net investment income	(0.06)	(0.08)	(0.11)	(0.27)	(0.19)

Distributions to shareholders from net realized gains	(0.82)	(1.00)	(2.26)	(1.89)	(2.94)

Total distributions	(0.88)	(1.08)	(2.37)	(2.16)	(3.13)

Net asset value, end of year	$13.82	$10.31	$12.50	$11.99	$14.88

Total Return(b)	43.12%	(8.50)%	24.62%	(6.12)%	1.38%

Net assets, end of period (in 000’s)	$1,540	$1,332	$2,615	$3,568	$12,421

Ratio of net expenses to average net assets	2.03%	2.04%	2.05%	2.05%	2.06%

Ratio of total expenses to average net assets	2.29%	2.37%	2.32%	2.25%	2.29%

Ratio of net investment income (loss) to average net assets	(0.20)%	0.26%	0.69%	0.83%	0.92%

Portfolio turnover rate(c)	37%	57%	37%	43%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.56	$13.83	$13.05	$15.98	$18.81

Net investment income(a)	0.13	0.17	0.28	0.23	0.37

Net realized and unrealized gain (loss)	4.97	(1.26)	3.03	(0.86)	0.08

Total from investment operations	5.10	(1.09)	3.31	(0.63)	0.45

Distributions to shareholders from net investment income	(0.17)	(0.18)	(0.27)	(0.41)	(0.34)

Distributions to shareholders from net realized gains	(0.82)	(1.00)	(2.26)	(1.89)	(2.94)

Total distributions	(0.99)	(1.18)	(2.53)	(2.30)	(3.28)

Net asset value, end of year	$15.67	$11.56	$13.83	$13.05	$15.98

Total Return(b)	44.74%	(7.48)%	26.01%	(5.04)%	2.58%

Net assets, end of period (in 000’s)	$37,235	$23,409	$30,069	$31,337	$206,095

Ratio of net expenses to average net assets	0.91%	0.91%	0.92%	0.91%	0.91%

Ratio of total expenses to average net assets	1.17%	1.24%	1.19%	1.12%	1.14%

Ratio of net investment income to average net assets	0.92%	1.47%	1.86%	1.50%	1.98%

Portfolio turnover rate(c)	37%	57%	37%	43%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.15	$13.40	$12.71	$15.65	$18.52

Net investment income(a)	0.05	0.11	0.21	0.26	0.29

Net realized and unrealized gain (loss)	4.80	(1.23)	2.94	(0.95)	0.06

Total from investment operations	4.85	(1.12)	3.15	(0.69)	0.35

Distributions to shareholders from net investment income	(0.11)	(0.13)	(0.20)	(0.36)	(0.28)

Distributions to shareholders from net realized gains	(0.82)	(1.00)	(2.26)	(1.89)	(2.94)

Total distributions	(0.93)	(1.13)	(2.46)	(2.25)	(3.22)

Net asset value, end of year	$15.07	$11.15	$13.40	$12.71	$15.65

Total Return(b)	44.13%	(7.95)%	25.40%	(5.56)%	2.07%

Net assets, end of period (in 000’s)	$893	$940	$1,608	$1,429	$2,446

Ratio of net expenses to average net assets	1.41%	1.41%	1.42%	1.41%	1.41%

Ratio of total expenses to average net assets	1.68%	1.74%	1.69%	1.61%	1.64%

Ratio of net investment income to average net assets	0.42%	0.95%	1.43%	1.73%	1.60%

Portfolio turnover rate(c)	37%	57%	37%	43%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Investor Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.19	$13.43	$12.73	$15.65	$18.50

Net investment income(a)	0.11	0.14	0.24	0.31	0.36

Net realized and unrealized gain (loss)	4.81	(1.22)	2.97	(0.94)	0.06

Total from investment operations	4.92	(1.08)	3.21	(0.63)	0.42

Distributions to shareholders from net investment income	(0.16)	(0.16)	(0.25)	(0.40)	(0.33)

Distributions to shareholders from net realized gains	(0.82)	(1.00)	(2.26)	(1.89)	(2.94)

Total distributions	(0.98)	(1.16)	(2.51)	(2.29)	(3.27)

Net asset value, end of year	$15.13	$11.19	$13.43	$12.73	$15.65

Total Return(b)	44.58%	(7.59)%	25.84%	(5.18)%	2.42%

Net assets, end of period (in 000’s)	$2,678	$2,289	$4,532	$7,969	$10,776

Ratio of net expenses to average net assets	1.03%	1.04%	1.05%	1.05%	1.06%

Ratio of total expenses to average net assets	1.30%	1.36%	1.32%	1.25%	1.29%

Ratio of net investment income to average net assets	0.80%	1.17%	1.64%	2.10%	1.99%

Portfolio turnover rate(c)	37%	57%	37%	43%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class R6 Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.56	$13.83	$13.05	$15.98	$18.81

Net investment income(a)	0.12	0.18	0.30	0.16	0.41

Net realized and unrealized gain (loss)	4.98	(1.27)	3.01	(0.79)	0.05

Total from investment operations	5.10	(1.09)	3.31	(0.63)	0.46

Distributions to shareholders from net investment income	(0.17)	(0.18)	(0.27)	(0.41)	(0.35)

Distributions to shareholders from net realized gains	(0.82)	(1.00)	(2.26)	(1.89)	(2.94)

Total distributions	(0.99)	(1.18)	(2.53)	(2.30)	(3.29)

Net asset value, end of year	$15.67	$11.56	$13.83	$13.05	$15.98

Total Return(b)	44.74%	(7.47)%	26.02%	(5.03)%	2.60%

Net assets, end of period (in 000’s)	$443	$1,116	$973	$797	$227

Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	1.18%	1.24%	1.18%	1.08%	1.14%

Ratio of net investment income to average net assets	0.93%	1.52%	1.98%	1.02%	2.23%

Portfolio turnover rate(c)	37%	57%	37%	43%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class R Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.87	$13.09	$12.47	$15.39	$18.27

Net investment income(a)	0.04	0.09	0.18	0.24	0.26

Net realized and unrealized gain (loss)	4.66	(1.19)	2.88	(0.93)	0.05

Total from investment operations	4.70	(1.10)	3.06	(0.69)	0.31

Distributions to shareholders from net investment income	(0.11)	(0.12)	(0.18)	(0.34)	(0.25)

Distributions to shareholders from net realized gains	(0.82)	(1.00)	(2.26)	(1.89)	(2.94)

Total distributions	(0.93)	(1.12)	(2.44)	(2.23)	(3.19)

Net asset value, end of year	$14.64	$10.87	$13.09	$12.47	$15.39

Total Return(b)	43.82%	(8.00)%	25.14%	(5.62)%	1.92%

Net assets, end of period (in 000’s)	$1,134	$910	$1,440	$1,770	$3,092

Ratio of net expenses to average net assets	1.53%	1.54%	1.55%	1.55%	1.56%

Ratio of total expenses to average net assets	1.79%	1.87%	1.82%	1.75%	1.79%

Ratio of net investment income to average net assets	0.93%	0.79%	1.22%	1.60%	1.45%

Portfolio turnover rate(c)	37%	57%	37%	43%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class P Shares
	Year Ended December 31,			Period Ended December 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.55	$13.82	$13.04	$14.90

Net investment income(b)	0.13	0.17	0.29	0.39

Net realized and unrealized gain (loss)	4.97	(1.26)	3.02	(0.01)

Total from investment operations	5.10	(1.09)	3.31	0.38

Distributions to shareholders from net investment income	(0.17)	(0.18)	(0.27)	(0.35)

Distributions to shareholders from net realized gains	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.99)	(1.18)	(2.53)	(2.24)

Net asset value, end of period	$15.66	$11.55	$13.82	$13.04

Total Return(c)	44.79%	(7.48)%	26.04%	1.36%

Net assets, end of period (in 000’s)	$109,444	$70,215	$89,616	$89,479

Ratio of net expenses to average net assets	0.90%	0.90%	0.91%	0.90	%(d)

Ratio of total expenses to average net assets	1.16%	1.23%	1.18%	1.07	%(d)

Ratio of net investment income to average net assets	0.93%	1.47%	1.90%	3.56	%(d)

Portfolio turnover rate(e)	37%	57%	37%	43%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.25	$11.14	$9.79	$10.64	$10.05

Net investment income(a)	0.09	0.12	0.17	0.19	0.21

Net realized and unrealized gain (loss)	2.55	(0.88)	2.01	(0.79)	0.63

Total from investment operations	2.64	(0.76)	2.18	(0.60)	0.84

Distributions to shareholders from net investment income	(0.24)	(0.10)	(0.53)	(0.20)	(0.25)

Distributions to shareholders from net realized gains	—	(0.02)	(0.30)	—	— (b)

Distributions to shareholders from return of capital	—	(0.01)	—	(0.05)	—

Total distributions	(0.24)	(0.13)	(0.83)	(0.25)	(0.25)

Net asset value, end of year	$12.65	$10.25	$11.14	$9.79	$10.64

Total Return(c)	25.92%	(6.63)%	22.47%	(5.77)%	8.50%

Net assets, end of period (in 000’s)	$54	$50	$54	$905	$1,768

Ratio of net expenses to average net assets	1.34%	1.35%	1.36%	1.37%	1.39%

Ratio of total expenses to average net assets	1.58%	1.60%	1.52%	1.52%	1.59%

Ratio of net investment income to average net assets	0.80%	1.21%	1.55%	1.85%	2.03%

Portfolio turnover rate(d)	52%	75%	42%	67%	58%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.18	$11.09	$9.79	$10.64	$10.04

Net investment income(a)	0.01	0.04	0.11	0.12	0.12

Net realized and unrealized gain (loss)	2.53	(0.87)	1.98	(0.80)	0.65

Total from investment operations	2.54	(0.83)	2.09	(0.68)	0.77

Distributions to shareholders from net investment income	(0.17)	(0.05)	(0.49)	(0.12)	(0.17)

Distributions to shareholders from net realized gains	—	(0.02)	(0.30)	—	— (b)

Distributions to shareholders from return of capital	—	(0.01)	—	(0.05)	—

Total distributions	(0.17)	(0.08)	(0.79)	(0.17)	(0.17)

Net asset value, end of year	$12.55	$10.18	$11.09	$9.79	$10.64

Total Return(c)	25.01%	(7.39)%	21.60%	(6.45)%	7.72%

Net assets, end of period (in 000’s)	$63	$50	$66	$27	$28

Ratio of net expenses to average net assets	2.09%	2.10%	2.11%	2.12%	2.15%

Ratio of total expenses to average net assets	2.33%	2.34%	2.29%	2.27%	2.79%

Ratio of net investment income to average net assets	0.05%	0.45%	0.96%	1.20%	1.15%

Portfolio turnover rate(d)	52%	75%	42%	67%	58%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.25	$11.13	$9.82	$10.66	$10.06

Net investment income (loss)(a)	0.13	0.15	0.22	(0.03)	0.24

Net realized and unrealized gain (loss)	2.55	(0.87)	2.00	(0.54)	0.65

Total from investment operations	2.68	(0.72)	2.22	(0.57)	0.89

Distributions to shareholders from net investment income	(0.28)	(0.13)	(0.61)	(0.22)	(0.29)

Distributions to shareholders from net realized gains	—	(0.02)	(0.30)	—	— (b)

Distributions to shareholders from return of capital	—	(0.01)	—	(0.05)	—

Total distributions	(0.28)	(0.16)	(0.91)	(0.27)	(0.29)

Net asset value, end of year	$12.65	$10.25	$11.13	$9.82	$10.66

Total Return(c)	26.38%	(6.26)%	22.91%	(5.41)%	8.96%

Net assets, end of period (in 000’s)	$411	$2,150	$2,131	$1,855	$338,527

Ratio of net expenses to average net assets	0.97%	0.97%	0.97%	1.00%	1.00%

Ratio of total expenses to average net assets	1.21%	1.22%	1.15%	1.18%	1.24%

Ratio of net investment income (loss) to average net assets	1.17%	1.60%	1.98%	(0.26)%	2.31%

Portfolio turnover rate(d)	52%	75%	42%	67%	58%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Investor Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.23	$11.11	$9.80	$10.65	$10.05

Net investment income(a)	0.12	0.14	0.21	0.23	0.22

Net realized and unrealized gain (loss)	2.54	(0.87)	2.00	(0.81)	0.65

Total from investment operations	2.66	(0.73)	2.21	(0.58)	0.87

Distributions to shareholders from net investment income	(0.27)	(0.12)	(0.60)	(0.22)	(0.27)

Distributions to shareholders from net realized gains	—	(0.02)	(0.30)	—	— (b)

Distributions to shareholders from return of capital	—	(0.01)	—	(0.05)	—

Total distributions	(0.27)	(0.15)	(0.90)	(0.27)	(0.27)

Net asset value, end of year	$12.62	$10.23	$11.11	$9.80	$10.65

Total Return(c)	26.20%	(6.37)%	22.79%	(5.50)%	8.80%

Net assets, end of period (in 000’s)	$40	$32	$34	$27	$29

Ratio of net expenses to average net assets	1.09%	1.10%	1.11%	1.12%	1.15%

Ratio of total expenses to average net assets	1.33%	1.34%	1.29%	1.27%	1.75%

Ratio of net investment income to average net assets	1.05%	1.45%	1.85%	2.20%	2.13%

Portfolio turnover rate(d)	52%	75%	42%	67%	58%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Class R6 Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.23	$11.11	$9.80	$10.66	$10.06

Net investment income(a)	0.14	0.15	0.21	0.29	0.24

Net realized and unrealized gain (loss)	2.55	(0.87)	2.01	(0.86)	0.65

Total from investment operations	2.69	(0.72)	2.22	(0.57)	0.89

Distributions to shareholders from net investment income	(0.29)	(0.13)	(0.61)	(0.24)	(0.29)

Distributions to shareholders from net realized gains	—	(0.02)	(0.30)	—	— (b)

Distributions to shareholders from return of capital	—	(0.01)	—	(0.05)	—

Total distributions	(0.29)	(0.16)	(0.91)	(0.29)	(0.29)

Net asset value, end of year	$12.63	$10.23	$11.11	$9.80	$10.66

Total Return(c)	26.45%	(6.27)%	22.97%	(5.44)%	8.97%

Net assets, end of period (in 000’s)	$126,806	$144,290	$193,139	$259,662	$29

Ratio of net expenses to average net assets	0.96%	0.96%	0.96%	0.97%	0.99%

Ratio of total expenses to average net assets	1.20%	1.20%	1.14%	1.11%	1.59%

Ratio of net investment income to average net assets	1.18%	1.58%	1.90%	2.76%	2.29%

Portfolio turnover rate(d)	52%	75%	42%	67%	58%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Class R Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.21	$11.10	$9.80	$10.65	$10.05

Net investment income(a)	0.06	0.09	0.15	0.18	0.17

Net realized and unrealized gain (loss)	2.54	(0.87)	1.99	(0.81)	0.65

Total from investment operations	2.60	(0.78)	2.14	(0.63)	0.82

Distributions to shareholders from net investment income	(0.22)	(0.08)	(0.54)	(0.17)	(0.22)

Distributions to shareholders from net realized gains	—	(0.02)	(0.30)	—	— (b)

Distributions to shareholders from return of capital	—	(0.01)	—	(0.05)	—

Total distributions	(0.22)	(0.11)	(0.84)	(0.22)	(0.22)

Net asset value, end of year	$12.59	$10.21	$11.10	$9.80	$10.65

Total Return(c)	25.56%	(6.83)%	22.10%	(5.97)%	8.26%

Net assets, end of period (in 000’s)	$39	$31	$33	$27	$29

Ratio of net expenses to average net assets	1.59%	1.60%	1.61%	1.62%	1.65%

Ratio of total expenses to average net assets	1.83%	1.84%	1.79%	1.77%	2.25%

Ratio of net investment income to average net assets	0.55%	0.95%	1.35%	1.70%	1.63%

Portfolio turnover rate(d)	52%	75%	42%	67%	58%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class P Shares
	Year Ended December 31,			Period Ended December 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.22	$11.11	$9.80	$10.30

Net investment income(b)	0.14	0.15	0.22	0.23

Net realized and unrealized gain (loss)	2.55	(0.88)	2.01	(0.50)

Total from investment operations	2.69	(0.73)	2.23	(0.27)

Distributions to shareholders from net investment income	(0.29)	(0.13)	(0.62)	(0.18)

Distributions to shareholders from net realized gains	—	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	—	(0.01)	—	(0.05)

Total distributions	(0.29)	(0.16)	(0.92)	(0.23)

Net asset value, end of period	$12.62	$10.22	$11.11	$9.80

Total Return(c)	26.48%	(6.36)%	22.98%	(2.69)%

Net assets, end of period (in 000’s)	$50,241	$33,176	$43,099	$39,405

Ratio of net expenses to average net assets	0.96%	0.96%	0.96%	0.96	%(d)

Ratio of total expenses to average net assets	1.20%	1.20%	1.14%	1.11	%(d)

Ratio of net investment income to average net assets	1.18%	1.56%	1.98%	3.15	%(d)

Portfolio turnover rate(e)	52%	75%	42%	67%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.78	$12.47	$9.68	$10.85	$9.89

Net investment income(a)	0.15	0.14	0.18	0.19	0.22	(b)

Net realized and unrealized gain (loss)	1.74	(0.64)	2.83	(1.19)	0.99

Total from investment operations	1.89	(0.50)	3.01	(1.00)	1.21

Distributions to shareholders from net investment income	(0.18)	(0.16)	(0.19)	(0.17)	(0.20)

Distributions to shareholders from net realized gains	(0.04)	—	—	—	(0.05)

Distributions to shareholders from return of capital	—	(0.03)	(0.03)	—	—	(c)

Total distributions	(0.22)	(0.19)	(0.22)	(0.17)	(0.25)

Net asset value, end of year	$13.45	$11.78	$12.47	$9.68	$10.85

Total Return(d)	16.15%	(3.97)%	31.22%	(9.31)%	12.29%

Net assets, end of period (in 000’s)	$1,302	$357	$782	$1,376	$40

Ratio of net expenses to average net assets	1.35%	1.34%	1.36%	1.38%	1.38%

Ratio of total expenses to average net assets	1.45%	1.56%	1.51%	1.51%	6.20%

Ratio of net investment income to average net assets	1.14%	1.17%	1.53%	1.83%	2.04	%(b)

Portfolio turnover rate(e)	50%	57%	39%	67%	103%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.70	$12.41	$9.65	$10.84	$9.88

Net investment income(a)	0.05	0.02	0.11	0.10	0.13	(b)

Net realized and unrealized gain (loss)	1.73	(0.62)	2.80	(1.17)	1.00

Total from investment operations	1.78	(0.60)	2.91	(1.07)	1.13

Distributions to shareholders from net investment income	(0.10)	(0.09)	(0.13)	(0.12)	(0.14)

Distributions to shareholders from net realized gains	(0.04)	—	—	—	(0.03)

Distributions to shareholders from return of capital	—	(0.02)	(0.02)	—	—	(c)

Total distributions	(0.14)	(0.11)	(0.15)	(0.12)	(0.17)

Net asset value, end of year	$13.34	$11.70	$12.41	$9.65	$10.84

Total Return(d)	15.28%	(4.78)%	30.31%	(9.96)%	11.46%

Net assets, end of period (in 000’s)	$622	$868	$2,607	$1,383	$57

Ratio of net expenses to average net assets	2.10%	2.09%	2.11%	2.13%	2.14%

Ratio of total expenses to average net assets	2.20%	2.30%	2.26%	2.26%	7.06%

Ratio of net investment income to average net assets	0.39%	0.21%	1.01%	1.00%	1.24	%(b)

Portfolio turnover rate(e)	50%	57%	39%	67%	103%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.80	$12.50	$9.71	$10.85	$9.89

Net investment income(a)	0.19	0.21	0.19	0.06	0.29	(b)

Net realized and unrealized gain (loss)	1.74	(0.68)	2.87	(1.02)	0.96

Total from investment operations	1.93	(0.47)	3.06	(0.96)	1.25

Distributions to shareholders from net investment income	(0.22)	(0.17)	(0.24)	(0.18)	(0.20)

Distributions to shareholders from net realized gains	(0.04)	—	—	—	(0.08)

Distributions to shareholders from return of capital	—	(0.06)	(0.03)	—	(0.01)

Total distributions	(0.26)	(0.23)	(0.27)	(0.18)	(0.29)

Net asset value, end of year	$13.47	$11.80	$12.50	$9.71	$10.85

Total Return(c)	16.50%	(3.63)%	31.66%	(8.89)%	12.72%

Net assets, end of period (in 000’s)	$8,983	$6,772	$1,264	$1,737	$222,546

Ratio of net expenses to average net assets	0.99%	0.99%	1.00%	0.99%	0.99%

Ratio of total expenses to average net assets	1.08%	1.19%	1.13%	1.06%	1.29%

Ratio of net investment income to average net assets	1.50%	1.82%	1.70%	0.54%	2.65	%(b)

Portfolio turnover rate(d)	50%	57%	39%	67%	103%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Investor Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.78	$12.47	$9.68	$10.85	$9.89

Net investment income(a)	0.18	0.10	0.22	0.20	0.24	(b)

Net realized and unrealized gain (loss)	1.75	(0.58)	2.82	(1.18)	0.99

Total from investment operations	1.93	(0.48)	3.04	(0.98)	1.23

Distributions to shareholders from net investment income	(0.21)	(0.19)	(0.22)	(0.19)	(0.21)

Distributions to shareholders from net realized gains	(0.04)	—	—	—	(0.05)

Distributions to shareholders from return of capital	—	(0.02)	(0.03)	—	(0.01)

Total distributions	(0.25)	(0.21)	(0.25)	(0.19)	(0.27)

Net asset value, end of year	$13.46	$11.78	$12.47	$9.68	$10.85

Total Return(c)	16.49%	(3.80)%	31.49%	(9.00)%	12.56%

Net assets, end of period (in 000’s)	$248	$181	$929	$279	$28

Ratio of net expenses to average net assets	1.10%	1.09%	1.10%	1.13%	1.14%

Ratio of total expenses to average net assets	1.20%	1.29%	1.26%	1.25%	6.05%

Ratio of net investment income to average net assets	1.39%	0.86%	1.96%	1.95%	2.23	%(b)

Portfolio turnover rate(d)	50%	57%	39%	67%	103%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Class R6 Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.77	$12.47	$9.69	$10.85	$9.89

Net investment income(a)	0.19	0.18	0.23	0.22	0.26	(b)

Net realized and unrealized gain (loss)	1.74	(0.65)	2.82	(1.18)	0.99

Total from investment operations	1.93	(0.47)	3.05	(0.96)	1.25

Distributions to shareholders from net investment income	(0.22)	(0.19)	(0.24)	(0.20)	(0.22)

Distributions to shareholders from net realized gains	(0.04)	—	—	—	(0.06)

Distributions to shareholders from return of capital	—	(0.04)	(0.03)	—	(0.01)

Total distributions	(0.26)	(0.23)	(0.27)	(0.20)	(0.29)

Net asset value, end of year	$13.44	$11.77	$12.47	$9.69	$10.85

Total Return(c)	16.55%	(3.64)%	31.63%	(8.88)%	12.74%

Net assets, end of period (in 000’s)	$166,430	$160,304	$187,335	$183,306	$28

Ratio of net expenses to average net assets	0.98%	0.98%	0.99%	0.98%	0.97%

Ratio of total expenses to average net assets	1.07%	1.18%	1.11%	1.10%	5.88%

Ratio of net investment income to average net assets	1.51%	1.57%	1.94%	2.17%	2.40	%(b)

Portfolio turnover rate(d)	50%	57%	39%	67%	103%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Class R Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.78	$12.48	$9.69	$10.85	$9.89

Net investment income(a)	0.11	0.12	0.16	0.14	0.18	(b)

Net realized and unrealized gain (loss)	1.75	(0.66)	2.82	(1.16)	1.00

Total from investment operations	1.86	(0.54)	2.98	(1.02)	1.18

Distributions to shareholders from net investment income	(0.15)	(0.13)	(0.17)	(0.14)	(0.18)

Distributions to shareholders from net realized gains	(0.04)	—	—	—	(0.04)

Distributions to shareholders from return of capital	—	(0.03)	(0.02)	—	—	(c)

Total distributions	(0.19)	(0.16)	(0.19)	(0.14)	(0.22)

Net asset value, end of year	$13.45	$11.78	$12.48	$9.69	$10.85

Total Return(d)	15.84%	(4.24)%	30.94%	(9.49)%	12.00%

Net assets, end of period (in 000’s)	$37	$32	$33	$25	$28

Ratio of net expenses to average net assets	1.60%	1.59%	1.61%	1.63%	1.64%

Ratio of total expenses to average net assets	1.71%	1.82%	1.77%	1.75%	6.55%

Ratio of net investment income to average net assets	0.89%	1.01%	1.42%	1.30%	1.74	%(b)

Portfolio turnover rate(e)	50%	57%	39%	67%	103%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class P Shares
	Year Ended December 31,			Period Ended December 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.76	$12.47	$9.68	$10.47

Net investment income(b)	0.19	0.21	0.23	0.12

Net realized and unrealized gain (loss)	1.75	(0.69)	2.83	(0.73)

Total from investment operations	1.94	(0.48)	3.06	(0.61)

Distributions to shareholders from net investment income	(0.22)	(0.17)	(0.24)	(0.18)

Distributions to shareholders from net realized gains	(0.04)	—	—	—

Distributions to shareholders from return of capital	—	(0.06)	(0.03)	—

Total distributions	(0.26)	(0.23)	(0.27)	(0.18)

Net asset value, end of period	$13.44	$11.76	$12.47	$9.68

Total Return(c)	16.66%	(3.72)%	31.77%	(5.91)%

Net assets, end of period (in 000’s)	$117,473	$12,085	$3,936	$2,278

Ratio of net expenses to average net assets	0.98%	0.98%	0.99%	0.98	%(d)

Ratio of total expenses to average net assets	1.07%	1.18%	1.12%	1.14	%(d)

Ratio of net investment income to average net assets	1.51%	1.77%	1.99%	1.68	%(d)

Portfolio turnover rate(e)	50%	57%	39%	67%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements

December 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
International Real Estate Securities	A, C, Institutional, Investor, R6 and P	Non-diversified
Real Estate Securities	A, C, Institutional, Service, Investor, R6, R and P	Non-diversified
Global Real Estate Securities	A, C, Institutional, Investor, R6, R and P	Diversified
Global Infrastructure	A, C, Institutional, Investor, R6, R and P	Non-diversified

Class A Shares of the Global Infrastructure, Global Real Estate Securities, International Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and

Shareholder Administration fees.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
International Real Estate Securities	Semi-Annually	Annually
Global Infrastructure, Global Real Estate Securities and Real Estate Securities	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of December 31, 2021:

INTERNATIONAL REAL ESTATE SECURITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,316,359	$18,507,373	$—

Europe	2,485,919	17,573,088	—

North America	4,027,796	—	—

Oceania	—	4,783,957	—

Investment Company	636,526	—	—

Securities Lending Reinvestment Vehicle	321,600	—	—

Total	$8,788,200	$40,864,418	$—

REAL ESTATE SECURITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$174,366,729	$—	$—

Investment Company	1,663,941	—	—

Securities Lending Reinvestment Vehicle	90,000	—	—

Total	$176,120,670	$—	$—

GLOBAL REAL ESTATE SECURITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,840,985	$25,832,507	$—

Europe	5,095,360	25,137,042	—

North America	110,431,682	—	—

Oceania	—	6,595,588	—

Investment Company	1,903,476	—	—

Securities Lending Reinvestment Vehicle	1,017,300	—	—

Total	$120,288,803	$57,565,137	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party (fair value) service for certain international equity securities resulting in a Level 2 classification.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL INFRASTRUCTURE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,086,614	$13,401,368	$—

Europe	4,400,428	67,290,752	—

North America	187,043,079	—	—

Oceania	—	14,687,962	—

Investment Company	4,633,943	—	—

Total	$197,164,064	$95,380,082	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party (fair value) service for certain international equity securities resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the year ended December 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
International Real Estate Securities	0.95%	0.95%	0.86%	0.81%	0.80%	0.95%	0.95%
Real Estate Securities	0.87	0.78	0.74	0.73	0.71	0.87	0.87
Global Real Estate Securities	0.93	0.84	0.80	0.78	0.76	0.93	0.93
Global Infrastructure	0.90	0.81	0.77	0.75	0.74	0.90	0.90

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund.

For the year ended December 31, 2021, GSAM waived $368, $914, $901 and $3,822 of the International Real Estate Securities, Real Estate Securities, Global Real Estate Securities and Global Infrastructure Funds’ management fees, respectively.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plans	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the year ended December 31, 2021, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
International Real Estate Securities	$12	$—
Real Estate Securities	2,731	—
Global Infrastructure	35	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

Effective April 30, 2021, for the Global Infrastructure, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund. Prior to

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2021

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

April 30, 2021, Goldman Sachs waived a portion of its transfer agency fee equal to 0.02% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for each Fund is 0.004%, except Global Infrastructure which is at 0.054%. These Other Expense limitations will remain in place through at least April 30, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the year ended December 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions
International Real Estate Securities	$368	$—	$351,714	$352,082
Real Estate Securities	914	—	396,294	397,208
Global Real Estate Securities	901	—	407,495	408,396
Global Infrastructure Fund	3,822	215	208,966	213,003

G.  Line of Credit Facility — As of December 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended December 31, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2021, Goldman Sachs earned $8,879 in brokerage commissions from portfolio transactions, on behalf of the Global Infrastructure Fund.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the year ended December 31, 2021:

Fund	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Market Value as of December 31, 2021	Shares as of December 31, 2021	Dividend Income
International Real Estate Securities	$1,168,707	$13,095,084	$(13,627,265)	$636,526	636,526	$169
Real Estate Securities	—	35,614,115	(33,950,174)	1,663,941	1,663,941	359
Global Real Estate Securities	2,365,286	36,968,825	(37,430,635)	1,903,476	1,903,476	406
Global Infrastructure Fund	2,834,469	96,592,099	(94,792,625)	4,633,943	4,633,943	1,273

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
International Real Estate Securities	—%	44%	—%	15%	16%	—%	—%
Global Real Estate Securities	20	60	5	100	—	100	—
Global Infrastructure	—	—	—	15	—	100	—

As of December 31, 2021, the following Goldman Sachs Fund of Funds and Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Dynamic Global Equity Portfolio	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Global Real Estate Securities	8%	—%	6%	5%	—%	38%
Global Infrastructure	—	5	6	6	9	23

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2021, were as follows:

Fund	Purchases	Sales
International Real Estate Securities	$17,737,720	$21,876,562
Real Estate Securities	58,096,885	55,025,628
Global Real Estate Securities	87,146,407	124,443,399
Global Infrastructure	199,731,471	115,356,435

6. SECURITIES LENDING

The Real Estate Securities Funds may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Global Real Estate Securities and International Real Estate Securities Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2021

6. SECURITIES LENDING (continued)

outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Global Real Estate Securities and International Real Estate Securities Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the year ended December 31, 2021, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended December 31, 2021		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2021
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
International Real Estate Securities	$235	$—	$—
Global Real Estate Securities	682	35	—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the year ended December 31, 2021:

Fund	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2021
International Real Estate Securities	$—	$7,079,717	$(6,758,117)	$321,600
Real Estate Securities	—	423,608	(333,608)	90,000
Global Real Estate Securities	—	12,834,476	(11,817,176)	1,017,300

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	International Real Estate Securities	Real Estate Securities	Global Real Estate Securities	Global Infrastructure
Distributions paid from:
Ordinary Income	$2,576,322	$4,517,000	$4,039,772	$4,764,609
Net long-term capital gains	—	6,150,562	—	575,258
Total distributions	$2,576,322	$10,667,562	$4,039,772	$5,339,867

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	International Real Estate Securities	Real Estate Securities	Global Real Estate Securities	Global Infrastructure
Distributions paid from:
Ordinary Income	$609,905	$1,929,291	$2,658,332	$2,657,301
Net long-term capital gains	—	9,439,801	200,353	—
Return of capital	—	—	140,873	615,592
Total distributions	$609,905	$11,369,092	$2,999,558	$3,272,893

As of December 31, 2021, the components of accumulated earnings (losses) on a tax-basis were as follows:

	International Real Estate Securities	Real Estate Securities	Global Real Estate Securities	Global Infrastructure
Undistributed ordinary income — net	$19,566	$1,118,789	$1,537,063	$272,252
Undistributed long-term capital gains	—	1,650,733	161,530	—
Total undistributed earnings	$19,566	$2,769,522	$1,698,593	$272,252
Capital loss carryforwards:(1)
Perpetual Long-Term	$(11,380,465)	$—	$—	$—
Total capital loss carryforwards	$(11,380,465)	$—	$—	$—
Timing differences (Real Estate Investment Trusts, Qualified Late Year Ordinary Loss Deferral and Post October Loss Deferral)	$—	$179,029	$57,817	$(865,017)
Unrealized gains (losses) — net	475,303	74,647,273	40,243,182	51,680,846
Total accumulated earnings (losses) — net	$(10,885,596)	$77,595,824	$41,999,592	$51,088,081

(1)	During the fiscal year ended December 31, 2021, the Fund utilized $1,145,978, $7,898,436 and $763,169 in capital loss carryforwards from prior years for International Real Estate Securities Fund, Global Real Estate Securities Fund and Global Infrastructure Fund, respectively.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2021

7. TAX INFORMATION (continued)

As of December 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	International Real Estate Securities	Real Estate Securities	Global Real Estate Securities	Global Infrastructure
Tax Cost	$49,178,266	$101,473,397	$137,612,882	$240,883,797
Gross unrealized gain	5,219,044	75,578,688	43,329,297	56,986,162
Gross unrealized loss	(4,743,741)	(931,415)	(3,086,115)	(5,305,316)
Net unrealized gain (loss)	$475,303	$74,647,273	$40,243,182	$51,680,846

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of partnership investments and passive foreign investment companies.

The Global Real Estate Securities Fund reclassified $48,331 from distributable earnings to paid-in capital for the year ending December 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from partnership investments.

The Global Infrastructure Fund reclassified $34,060 from paid-in capital to distributable earnings for the year ending December 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

8. OTHER RISKS (continued)

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2021

8. OTHER RISKS (continued)

Non-Diversification Risk — The Global Infrastructure, International Real Estate Securities and Real Estate Securities Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

At a meeting held on December 14-15, 2021, the Trustees approved a reorganization pursuant to which the Goldman Sachs International Real Estate Securities Fund (the “Acquired Fund”) will be reorganized with and into the Goldman Sachs Global Real Estate Securities Fund (the “Surviving Fund”). Effective on or about April 8, 2022 (the “Closing Date”), shareholders of the Acquired Fund will own shares in the Surviving Fund equal in dollar value to their interest in the Acquired Fund on the Closing Date. As part of the reorganization, holders of Class A, Class C, Institutional, Investor, Class R6 and Class P Shares of the Acquired Fund will receive Class A, Class C, Institutional, Investor, Class R6 and Class P Shares of the Surviving Fund, respectively. The reorganization is intended to be a tax-free reorganization for Federal income tax purposes.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Real Estate Securities Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	34,833	$236,192	14,555	$83,687
Reinvestment of distributions	13,889	90,594	2,770	15,123
Shares redeemed	(76,328)	(513,017)	(139,827)	(769,843)

	(27,606)	(186,231)	(122,502)	(671,033)
Class C Shares
Shares sold	88	600	551	3,383
Reinvestment of distributions	136	892	42	232
Shares redeemed	(8,302)	(54,467)	(12,454)	(72,451)

	(8,078)	(52,975)	(11,861)	(68,836)
Institutional Shares
Shares sold	126,356	824,598	20,583	123,358
Reinvestment of distributions	48,591	304,314	11,310	60,450
Shares redeemed	(13,895)	(91,126)	(329,293)	(1,827,794)

	161,052	1,037,786	(297,400)	(1,643,986)
Investor Shares
Shares sold	1,414	9,742	1,286	7,362
Reinvestment of distributions	536	3,451	159	870
Shares redeemed	(2,077)	(13,638)	(8,032)	(49,166)

	(127)	(445)	(6,587)	(40,934)
Class R6 Shares
Shares sold	11,097	70,182	—	—
Reinvestment of distributions	663	4,144	23	120
Shares redeemed	(679)	(4,404)	—	—

	11,081	69,922	23	120
Class P Shares
Shares sold	539,166	3,403,376	3,763,846	19,374,160
Reinvestment of distributions	347,038	2,170,727	99,884	532,922
Shares redeemed	(1,504,078)	(9,713,180)	(7,553,506)	(38,883,307)

	(617,874)	(4,139,077)	(3,689,776)	(18,976,225)

NET DECREASE	(481,552)	$(3,271,020)	(4,128,103)	$(21,400,894)

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Real Estate Securities Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	261,452	$3,474,537	151,591	$1,711,995
Reinvestment of distributions	98,461	1,374,972	167,283	1,784,623
Shares redeemed	(535,583)	(6,949,385)	(652,041)	(7,478,412)

	(175,670)	(2,099,876)	(333,167)	(3,981,794)
Class C Shares
Shares sold	23,475	311,598	12,822	136,861
Reinvestment of distributions	7,048	91,893	13,271	132,433
Shares redeemed	(48,409)	(579,022)	(106,025)	(1,084,385)

	(17,886)	(175,531)	(79,932)	(815,091)
Institutional Shares
Shares sold	846,648	10,847,402	203,539	2,421,613
Reinvestment of distributions	155,150	2,269,344	197,171	2,200,981
Shares redeemed	(651,410)	(9,524,433)	(549,710)	(6,405,332)

	350,388	3,592,313	(149,000)	(1,782,738)
Service Shares
Shares sold	15,402	202,220	17,117	186,599
Reinvestment of distributions	1,932	27,290	4,306	46,371
Shares redeemed	(42,347)	(544,995)	(57,146)	(595,416)

	(25,013)	(315,485)	(35,723)	(362,446)
Investor Shares
Shares sold	58,594	821,695	245,653	3,153,946
Reinvestment of distributions	11,704	165,549	21,337	230,536
Shares redeemed	(98,003)	(1,342,218)	(399,865)	(4,922,922)

	(27,705)	(354,974)	(132,875)	(1,538,440)
Class R6 Shares
Shares sold	13,972	187,160	29,934	329,275
Reinvestment of distributions	516	7,607	6,877	76,897
Shares redeemed	(82,746)	(1,027,333)	(10,623)	(127,504)

	(68,258)	(832,566)	26,188	278,668
Class R Shares
Shares sold	17,105	227,505	22,185	256,198
Reinvestment of distributions	4,897	67,408	7,577	79,676
Shares redeemed	(28,316)	(351,064)	(56,007)	(628,800)

	(6,314)	(56,151)	(26,245)	(292,926)
Class P Shares
Shares sold	1,122,099	14,942,863	2,099,373	22,254,864
Reinvestment of distributions	448,322	6,567,981	594,839	6,634,674
Shares redeemed	(662,435)	(9,155,417)	(3,099,620)	(35,299,395)

	907,986	12,355,427	(405,408)	(6,409,857)

NET INCREASE/(DECREASE)	937,528	$12,113,157	(1,136,162)	$(14,904,624)

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Real Estate Securities Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,760	$18,460	31	$345
Reinvestment of distributions	107	1,263	71	645
Shares redeemed	(2,536)	(31,424)	(4)	(41)

	(669)	(11,701)	98	949
Class C Shares
Shares sold	—	—	—	—
Reinvestment of distributions	69	822	45	424
Shares redeemed	—	—	(1,043)	(9,389)

	69	822	(998)	(8,965)
Institutional Shares
Shares sold	13,495	143,505	19,341	204,292
Reinvestment of distributions	3,778	44,599	3,610	32,682
Shares redeemed	(194,628)	(2,391,739)	(4,532)	(43,736)

	(177,355)	(2,203,635)	18,419	193,238
Investor Shares
Shares sold	—	—	—	—
Reinvestment of distributions	71	841	51	458
Shares redeemed	—	—	—	—

	71	841	51	458
Class R6 Shares
Shares sold	417,992	4,864,136	2,017,932	18,813,179
Reinvestment of distributions	241,640	2,860,276	276,148	2,488,913
Shares redeemed	(4,722,957)	(50,093,718)	(5,568,483)	(54,042,521)

	(4,063,325)	(42,369,306)	(3,274,403)	(32,740,429)
Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	55	654	38	345
	55	654	38	345
Class P Shares
Shares sold	1,660,568	18,749,636	2,568,798	22,072,549
Reinvestment of distributions	95,498	1,131,317	53,027	476,091
Shares redeemed	(1,019,691)	(12,201,753)	(3,257,812)	(28,595,177)

	736,375	7,679,200	(635,987)	(6,046,537)

NET DECREASE	(3,504,779)	$(36,903,125)	(3,892,782)	$(38,600,941)

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Infrastructure Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	78,880	$1,029,669	19,509	$214,521
Reinvestment of distributions	842	10,884	556	6,297
Shares redeemed	(13,230)	(169,032)	(52,450)	(618,502)
	66,492	871,521	(32,385)	(397,684)
Class C Shares
Shares sold	529	6,249	3,679	42,098
Reinvestment of distributions	654	8,412	835	9,425
Shares redeemed	(28,786)	(374,835)	(140,458)	(1,691,394)
	(27,603)	(360,174)	(135,944)	(1,639,871)
Institutional Shares
Shares sold	173,497	2,217,644	551,603	6,402,366
Reinvestment of distributions	12,889	166,495	9,718	110,927
Shares redeemed	(93,759)	(1,216,878)	(88,408)	(991,768)
	92,627	1,167,261	472,913	5,521,525
Investor Shares
Shares sold	3,141	39,068	10,374	122,405
Reinvestment of distributions	343	4,434	279	3,176
Shares redeemed	(431)	(5,388)	(69,764)	(851,790)
	3,053	38,114	(59,111)	(726,209)
Class R6 Shares
Shares sold	1,533,995	18,318,983	1,962,813	22,933,180
Reinvestment of distributions	252,127	3,246,939	266,003	3,005,374
Shares redeemed	(3,024,415)	(37,219,433)	(3,628,004)	(41,650,565)
	(1,238,293)	(15,653,511)	(1,399,188)	(15,712,011)
Class R Shares
Reinvestment of distributions	40	513	38	436
	40	513	38	436
Class P Shares
Shares sold	7,853,489	99,794,253	766,138	9,006,494
Reinvestment of distributions	147,276	1,902,191	11,996	137,252
Shares redeemed	(284,296)	(3,681,220)	(66,684)	(755,932)
	7,716,469	98,015,224	711,450	8,387,814

NET INCREASE/(DECREASE)	6,612,785	$84,078,948	(442,227)	$(4,566,000)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund (four of the Funds constituting Goldman Sachs Trust, referred to hereafter as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

March 1, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs Funds complex since 2000.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Fund Expenses — Six Month Period Ended December  31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses —The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	International Real Estate Securities Fund				Real Estate Securities Fund				Global Real Estate Securities Fund				Global Infrastructure Fund
Share Class	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/21*	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/21*	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/21*	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/21*
Class A
Actual	$1,000.00	$985.99		$6.81	$1,000.00	$1,181.06		$7.04	$1,000.00	$1,089.54		$7.06	$1,000.00	$1,055.40		$6.99
Hypothetical 5% return	1,000.00	1,018.35	+	6.92	1,000.00	1,018.75	+	6.51	1,000.00	1,018.45	+	6.82	1,000.00	1,018.40	+	6.87
Class C
Actual	1,000.00	981.49		10.54	1,000.00	1,176.44		11.14	1,000.00	1,085.43		10.99	1,000.00	1,050.94		10.86
Hypothetical 5% return	1,000.00	1,014.57	+	10.71	1,000.00	1,014.97	+	10.31	1,000.00	1,014.67	+	10.61	1,000.00	1,014.62	+	10.66
Institutional
Actual	1,000.00	987.74		4.96	1,000.00	1,182.31		5.01	1,000.00	1,091.78		5.11	1,000.00	1,057.00		5.13
Hypothetical 5% return	1,000.00	1,020.21	+	5.04	1,000.00	1,020.62	+	4.63	1,000.00	1,020.32	+	4.94	1,000.00	1,020.21	+	5.04
Service
Actual	N/A	N/A		N/A	1,000.00	1,180.15		7.75	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.10	+	7.17	N/A	N/A		N/A	N/A	N/A		N/A
Investor
Actual	1,000.00	985.90		5.56	1,000.00	1,182.26		5.67	1,000.00	1,091.38		5.75	1,000.00	1,057.28		5.70
Hypothetical 5% return	1,000.00	1,019.61	+	5.65	1,000.00	1,020.01	+	5.24	1,000.00	1,019.71	+	5.55	1,000.00	1,019.66	+	5.60
Class R6
Actual	1,000.00	987.77		4.91	1,000.00	1,131.23		4.83	1,000.00	1,092.04		5.06	1,000.00	1,057.19		5.08
Hypothetical 5% return	1,000.00	1,020.27	+	4.99	1,000.00	1,020.67	+	4.58	1,000.00	1,020.37	+	4.89	1,000.00	1,020.27	+	4.99
Class R
Actual	1,000.00	N/A		N/A	1,000.00	1,178.64		8.40	1,000.00	1,088.06		8.37	1,000.00	1,054.64		8.29
Hypothetical 5% return	1,000.00	N/A		N/A	1,000.00	1,017.49	+	7.78	1,000.00	1,017.19	+	8.08	1,000.00	1,017.14	+	8.13
Class P
Actual	1,000.00	987.80		4.91	1,000.00	1,182.48		4.95	1,000.00	1,092.12		5.06	1,000.00	1,058.03		5.08
Hypothetical 5% return	1,000.00	1,020.27	+	4.99	1,000.00	1,020.67	+	4.58	1,000.00	1,020.37	+	4.89	1,000.00	1,020.27	+	4.99

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
International Real Estate Securities Fund	1.36%	2.11%	0.99%	N/A	1.11%	0.98%	N/A	0.98%
Real Estate Securities Fund	1.28	2.03	0.91	1.41%	1.03	0.90	1.53%	0.90
Global Real Estate Securities Fund	1.34	2.09	0.97	N/A	1.09	0.96	1.59	0.96
Global Infrastructure Fund	1.35	2.10	0.99	N/A	1.10	0.98	1.60	0.98

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); Director of MoneyLion Inc. (an operator of a data driven digital financial platform) (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019- present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021- September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (26 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Goldman Sachs Trust — Real Estate Securities and Global Infrastructure Funds — Tax Information (Unaudited)

For the year ended December 31, 2021, 33.05% of the dividends paid from net investment company taxable income by the Global Infrastructure Fund qualify for the dividends received deduction available to corporations.

For the year ended December 31, 2021, 50.34% and 36.63% of the dividends paid from net investment company taxable income by the Real Estate Securities and Global Real Estate Securities Funds, respectively, qualify as section 199A dividends.

For the year ended December 31, 2021, the International Real Estate Securities Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Real Estate Securities Fund from sources within foreign countries and possessions of the United States was $0.1707 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year from foreign sources was 56.62%. The total amount of foreign taxes paid by the Fund was $0.0048 per share.

For the year ended December 31, 2021, 23.67%, 1.05%, 20.25%, and 100%, of the dividends paid from net investment company taxable income by International Real Estate Securities, Real Estate Securities, Global Real Estate Securities, and Global Infrastructure Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Real Estate Securities and Global Infrastructure Funds designate $6,150,562 and $575,258, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2021.

During the year ended December 31, 2021, the Real Estate Securities, Global Real Estate Securities and Global Infrastructure Funds designate $2,918,604, $210,516, and $893,553, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.21 trillion in assets under supervision as of December 31, 2021, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. RESAR-22 268304-OTU-1561352

Goldman Sachs Funds

Annual Report	December 31, 2021

Tax-Advantaged Equity Funds
International Tax-Managed Equity
U.S. Tax-Managed Equity

Goldman Sachs Tax-Advantaged Equity Funds

∎	INTERNATIONAL TAX-MANAGED EQUITY

∎	U.S. TAX-MANAGED EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds

Market Review

During the 12 months ended December 31, 2021 (the “Reporting Period”), the performance of the U.S. and international equity markets were influenced most by the distribution of COVID-19 vaccines, improving economic and employment conditions, rising inflation, higher interest rates, and continued fiscal stimulus and accommodative monetary policies from central banks and governments.

U.S. Equities

Representing the U.S. equity market, the S&P 500® Index returned 28.71% during the Reporting Period. The U.S. equity market rose in each of the four quarters of 2021, closing near its all-time high and posting its third consecutive year of double-digit gains.

In the first quarter of 2021, when the Reporting Period began, rising bond yields and a value-led equity market dominated. The two key drivers of this performance were the Democrat victory in Georgia in January, paving the way for massive additional U.S. fiscal stimulus and progress in the COVID-19 vaccine rollout. An increase in the 10-year U.S. Treasury yield benefited financials and value stocks. The accelerating rollout of COVID-19 vaccines boosted investors’ hopes of a sustainable reopening of the economy. Small-cap stocks, which tend to be more cyclical and domestically focused, performed particularly well. The passage of President Biden’s stimulus package led to upgrades in consensus forecasts for U.S. Gross Domestic Product (“GDP”) growth for the year. Some investors worried the size of the U.S. stimulus could provoke a pickup in inflation. However, despite upgrading its growth forecasts for the year and expecting unemployment to decline, the U.S. Federal Reserve (the “Fed”) did not believe inflation would be meaningfully above target and did not expect to raise interest rates before 2024.

Discussions throughout the second quarter of 2021 centered on the central bank liquidity tailwind, fiscal stimulus, COVID-19 vaccine progress, reopening momentum, strong corporate profits and robust equity inflows. While inflation concerns were fairly pervasive, the Fed remained consistent in its messaging around expectations that price pressures would be transitory. The peak inflation theme gained traction as the quarter progressed, even as economists suggested the transitory period may be longer than expected. Corporate earnings season brought a round of outsized beats over consensus estimates, along with corporate commentary highlighting some input pressure offset for companies with above-average pricing power or productivity initiatives. Despite a late-quarter agreement between the White House and a bipartisan group of Senators on the framework of a physical infrastructure package, the path to additional fiscal stimulus remained complicated.

The U.S. equity market increased only marginally in the third quarter of 2021, as measured by the S&P 500® Index. Other major U.S. equity indices posted negative returns for the quarter. In July and August, the second quarter’s rally continued, as the focus remained on easy financial conditions, accommodative monetary policy, pent-up consumer demand, positive earnings sentiment, resilient operating margins, corporate buybacks and retail inflows. Some economic indicators, including higher inflation and lower than consensus expected retail sales and manufacturing activity, were causes of concern among investors, though the market and the Fed remained largely optimistic. Sentiment deteriorated in September as the spread of the COVID-19 Delta variant dampened reopening momentum and the Fed signaled for a slowdown of asset purchases. A still complicated path to fiscal stimulus in the House of Representatives, the then-looming debt ceiling discussion, and global risk events, including supply-chain disruptions and input price pressures, all put a strain on the U.S. equity market. September also saw a global risk asset sell-off on the heels of Chinese real estate developers’ leverage concerns and a spike in energy prices. U.S. Treasury yields climbed, as the global bond market posted its weakest month since March 2020.

The U.S. equity market, as measured by the S&P 500® Index, then rose strongly, logging its best performing quarter in the fourth quarter of 2021 since the fourth quarter of 2020 on the heels of robust consumer spending, strong corporate earnings results and passage of the U.S. government’s infrastructure plan. There remained a few areas of concern still intact, including the Omicron variant of COVID-19, which emerged in late November, persistent inflation and supply-chain pressures, acceleration in the Fed’s asset purchase tapering, and the fate of the social spending bill in Congress. Strong corporate earnings in October propelled U.S. equities higher despite the overhanging supply-chain issues and persistently high inflation. More than 80% of the S&P 500® Index constituent companies reported upside surprises. The positive momentum continued into November, and the passage of the infrastructure bill boosted market sentiment until the World Health Organization announced Omicron as a variant of concern given its potentially heightened transmissibility. Increased case counts around the world and travel restrictions added pressure to the

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MARKET REVIEW

equities markets globally. Moreover, the fate of the social spending bill was punted into 2022. However, in December, studies showed the Omicron variant tends to cause less severe symptoms. The Fed also announced an accelerated timeline for tapering its asset purchases, doubling its pace from a decrease of $15 billion a month in corporate debt purchases to a decrease of $30 billion a month. The U.S. equity market rallied in December on positive seasonality and improved sentiment, closing the year on a high note.

On the economic data front, inflation remained high in the fourth quarter, though the “peak inflation” narrative gained traction with cooler consumer confidence and manufacturing readings.

For the Reporting Period overall, all 11 sectors in the S&P 500® Index posted double-digit positive absolute returns. Energy, real estate and financials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were utilities, consumer staples and industrials.

Within the U.S. equity market, all capitalization segments posted positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks modestly outperformed value stocks in the large-cap segment of the U.S. equity market during the Reporting Period, but value stocks significantly outperformed growth stocks in the mid- and small-cap segments during the same time frame. (All as measured by the FTSE Russell indices.)

International Equities

International equities rallied, but underperformed the U.S. equity market, during the Reporting Period. The MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of 11.26%.1

International equity markets overcame bouts of volatility during the first quarter of 2021 to surge to new highs during March, driven by two key themes—the accelerating rollout of the COVID-19 vaccines globally and the ongoing commitment from central banks around the world to support the economic recovery. Accelerating GDP growth, normalizing inflation and steepening yield curves laid the foundation for the “reflation trade,” as investors started to price in a brighter future. (Reflation is the inflation that typically comes immediately after a low-point in the economic cycle—often after economic stimulus, and the reflation trade is the purchase of specific stocks or sectors believed to outperform in that type of environment.) Markets took a sharp turn away from momentum stocks and favored cyclical sectors, many of which tend to be more value oriented. European equities were less impacted by inflation fears, as reopening progress pushed travel and leisure stocks higher, and U.K. equities were additionally buoyed by gains in energy prices. Markets welcomed the European Central Bank’s (“ECB”) decision to increase the pace of its Pandemic Emergency Purchase Programme asset purchases in response to the bond sell-off there. Markets also overcame pressure as AstraZeneca vaccine safety concerns and new local lockdown measures in France dampened near-term recovery prospects. March’s Euro-area Manufacturing Purchasing Managers Index posted a historic high. Japanese equities rose during the quarter, rallying on the back of a sharp rotation from growth to value stocks. Investor sentiment was also supported by the consistent weakness of the yen against the U.S. dollar and the rally in U.S. equities.

The rotation from growth to value stocks took a breather in April 2021, with growth stocks outperforming their value counterparts. Starting in May 2021, equity markets across the world were impacted by rising commodity prices, which stoked fears of earlier than consensus expected interest rate hikes from central banks, particularly the U.S. Fed. In June, international equities rallied following a weaker than consensus expected U.S. payrolls report that eased concerns of a shift to tighter monetary policy. Overall, discussions during the quarter centered on central bank liquidity tailwinds, fiscal stimulus, COVID-19 vaccine progress, economic reopening momentum, strong corporate profits and robust equity inflows. While inflation concerns were fairly pervasive, the Fed remained consistent in its messaging around expectations that price pressures would be transitory. European equities advanced for the fifth straight quarter amid a sharp rebound in economic growth, an accelerating COVID-19 vaccine rollout and significantly better than consensus expected first quarter 2021 corporate earnings. Cyclical stocks generated the best returns, although sector performance was broadly positive. The ECB maintained its accommodative monetary policy stance, while also upgrading its GDP growth forecast and raising its inflation forecast for both 2021 and 2022. In the U.K., the Bank of England (“BOE”) raised its economic growth forecast for 2021 and tapered its pace of asset purchases. In Japan, state of emergency measures following a third

[1]	All index returns are expressed in U.S. dollar terms.

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MARKET REVIEW

wave of COVID-19 cases that had begun in March 2021 and slowing COVID-19 vaccine rollouts weighed on investor sentiment for the majority of the second calendar quarter. However, the Japanese equity market rallied strongly during the first half of June, likely driven by the increased pace of inoculations. This exuberance was short-lived, however, as the direction of the Japanese equity market again turned sharply down in the middle of June in step with the U.S. equity markets.

International equities fell during the third quarter of 2021 for the first time in six quarters. During the first half of the quarter, the international equity markets delivered strong returns, continuing the trend from the second calendar quarter along with an additional focus on positive corporate earnings as well as accommodative monetary policies. Pandemic-related pressures appeared to be easing, and economic activity appeared to be increasing. However, the markets receded in the second half of the third calendar quarter, primarily due to the Fed’s announcements around tapering of monthly asset purchase plans but also due to heightened worries around an increase in interest rates, global supply-chain concerns, COVID-19 Delta variant cases and China’s government regulations on Chinese technology stocks. Then, a debt crisis at one of China’s largest property developers destabilized markets. All that said, European equities advanced for the sixth straight quarter, as risk sentiment was bolstered by robust corporate earnings, solid economic growth and an accommodative policy environment. The ECB signaled it would maintain interest rates at record lows for a longer period to support the economic recovery and unveiled a new flexible inflation policy framework. In the U.K., the BOE left its monetary policy unchanged but signaled it was moving closer to raising its interest rates. Japanese equities also advanced during the quarter, rebounding largely on the Tokyo Olympics that began in July 2021 and on the election of Fumio Kishida as the nation’s next prime minister. Prime Minister Kishida was widely expected to compile a sizable fiscal package to shore up the Japanese economy. Bringing the MSCI EAFE Index into negative territory for the quarter were the equity markets of Germany and the Pacific Basin ex-Japan, which declined.

Many of the concerns that dominated the international equity markets in September 2021 ebbed somewhat in October, and the MSCI EAFE Index returned to positive territory, supported in Europe and the U.K. particularly by favorable third calendar quarter corporate earnings reports. The Japanese equity market declined in October as investors digested the prospects of new prime minister Kishida ahead of the general election that took place on October 31. Global news flow was generally negative in the first half of October, especially from China, but the sustained strength of U.S. equity markets provided some support for Japan. Equity markets in the Pacific Basin ex-Japan rose, rallying on both positive corporate earnings guidance and an ongoing decline in the number of new COVID-19 cases in many countries in the region. However, shares were weaker toward the end of the month with ongoing concerns around rising energy prices, higher inflation and ongoing tensions between the U.S. and China weighing on investment sentiment.

International equities then gave back its returns after a strong October, with the MSCI EAFE Index delivering a negative return in November 2021. The markets suffered over fears of the new Omicron variant of COVID-19 weighing on sentiment, led by Europe, which saw rising COVID-19 hospitalizations and varied restrictions. The emergence of the potentially more transmissible Omicron variant triggered a sell-off among global risk assets on the day after the U.S.’ Thanksgiving, as investors fled to safety. Travel restrictions were re-imposed to curtail the spread of the new variant, while lockdown measures in Europe amid rising cases and deaths sought to have the same effect. Persistently high inflation weighed on market sentiment as well. Japan’s equities underperformed the MSCI EAFE Index due both to inflation and supply-chain issues as well as to concerns round the spread of the new COVID-19 variant—the same narrative that affected their global counterparts. Following the sell-off in November, international equities saw a strong rebound in December 2021, as the initial scare of the Omicron variant dissipated. Studies of the variant showed that while it may be more contagious than other variants, it was likely not as severe as initially feared, with a smaller share of infections resulting in hospitalizations. This led to an improvement in investor sentiment, as widespread major restrictions became less likely. Value stocks outperformed growth stocks in December, which benefited international equities, due to their relatively high value/cyclical exposures.

For the Reporting Period overall, 10 of the 11 sectors of the MSCI EAFE Index gained, with energy leading the way, followed by information technology and financials. Communication services was the weakest performer on the basis of total return during the Reporting Period, followed by utilities and real estate.

From a country perspective, Austria was by far the strongest individual country constituent in the MSCI EAFE Index on a relative basis during the Reporting Period, followed by the Netherlands, Sweden, Norway and France. New Zealand and Hong Kong most

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MARKET REVIEW

significantly lagged the MSCI EAFE Index on a relative basis during the Reporting Period, each generating a negative total return. Portugal, Spain and Japan each posted a positive total return but also significantly underperformed the MSCI EAFE Index during the Reporting Period.

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

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MARKET REVIEW

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended December 31, 2021

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended December 31, 2021 (the “Reporting Period”).

During the first half of 2021, we introduced new signals within our Sentiment Analysis investment theme, which were rolled out across the majority of regions, including the U.S., Japan and Europe. These signals are an extension to our existing suite of signals that focus on institutional positioning and capture sentiment associated with outstanding short-interest for specific securities. The new signals focus on short positions by institutional investors and seek to identify which ones may have been covered prematurely or maintained beyond their optimal duration. Additionally, within our High Quality Business Models investment theme, we introduced another signal to our existing suite of alternative growth signals, also across multiple regions, including the U.S., Japan and Europe. The new signal seeks to identify companies that exhibit elevated levels of demand for their products and services based on trends identified from consumer Internet activity data. While we believe that these types of trends can help provide additional insight on the global demand for certain products and services, we have also closely focused on developing our own process to identify which individual companies are most exposed to specific trends. Lastly, we introduced in the U.S. region a proprietary methodology to enhance how we identify a company’s relevant peer group, as we believe that more common methods that rely on country or industry classifications may be overly simplistic for companies operating in a complex business environment. This methodology is used to enhance relative valuation signals within our Fundamental Mispricings investment theme that seek to identify companies that are trading at attractive valuations relative to their most relevant peers.

During the second half of 2021, we introduced a new signal in the U.S. within our High Quality Business Models investment theme. The signal focuses on the number of job postings by a company, as we believe companies that are looking to expand their workforce are better positioned for growth in the long term. Additionally, we introduced two new signals within our Themes and Trends investment theme. The first signal, rolled out in the U.S. region, helps expand our library of economic linkages signals by identifying relationships between companies posting similar jobs in the same geographical regions. The second signal, rolled out across all global regions, focuses on macro market environments and assesses similarities between market events from the past and the current environment. This signal evaluates the historical performance of the stock in similar market conditions to predict future stock returns. Finally, we introduced a new signal, rolled out across all developed markets regions, within our Sentiment Analysis investment theme. The signal uses short sales transaction data to help identify potential sustained stock selloffs, expanding upon our existing factors that leverage short sales and short interest data.

5

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 12.02%, 11.19%, 12.42%, 12.31%, 12.43% and 12.42%, respectively. This compares to the 11.26% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with three of our quantitative model’s four investment themes adding to performance. Stock selection driven by our investment themes bolstered relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

In keeping with this investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our investment themes — Sentiment Analysis, Fundamental Mispricings and High Quality Business Models — contributed positively to the Fund’s relative returns. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Our Market Themes & Trends investment theme detracted from relative performance during the Reporting Period. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund tends to be similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

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PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the Index. During the Reporting Period, stock selection in the information technology, health care and industrials sectors added to the Fund’s relative performance. Stock selection in the energy, materials and communication services sectors detracted from results.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	Compared to the Index, the Fund benefited from its overweight positions in Nippon Yusen, a Japan-based transportation and logistics company; ASM International, a Netherlands-headquartered provider of semiconductor wafer processing equipment for the fabrication of semiconductor devices; and Mitsui O.S.K. Lines, a Japanese provider of marine transportation, warehousing and cargo handling services. Our Market Themes & Trends, Fundamental Mispricings and Sentiment Analysis investment themes were largely responsible for the Fund’s overweight in Nippon Yusen. We assumed the Fund overweight in ASM International mainly because of our Sentiment Analysis and Market Themes & Trends investment themes. The Fund was overweight Mitsui O.S.K. Lines due primarily to our Market Themes & Trends investment theme.

Q	Which individual stock holdings detracted significantly from relative performance?

A	During the Reporting Period, the Fund was hurt most by overweight positions versus the Index in Japan-based M3, which provides medical-related services through the Internet; Neste Oyj, a Finnish oil refining and marketing company; and Vestas Wind Systems, a Danish manufacturer, installer and servicer of wind turbines. We adopted the Fund overweight in M3 and Neste Oyj mostly because of our Market Themes & Trends investment theme. The Fund’s overweight in Vestas Wind Systems was largely due to our Sentiment Analysis, Market Themes & Trends and High Quality Business Models investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	As mentioned previously, we focus on picking stocks rather than on making industry or sector bets. The Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight the information technology, industrials, consumer discretionary and materials sectors relative to the Index. It was underweight the consumer staples, real estate, communication services and financials sectors. The Fund was relatively neutrally weighted to the Index in the utilities, health care and energy sectors at the end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight compared to the Index in the Netherlands, Japan and Italy. Relative to the Index, it was underweight Germany, the U.K. and Spain. The Fund was rather neutrally weighted relative to the Index in Switzerland, Denmark, Norway, Israel, Ireland, Hong Kong, France, Sweden, Belgium, Austria, Australia, Singapore, Portugal, Finland and New Zealand at the end of the Reporting Period.

7

FUND BASICS

International Tax-Managed Equity Fund

as of December 31, 2021

TOP TEN HOLDINGS AS OF 12/31/21[1]

Holding	% of Net Assets	Line of Business	Country

Roche Holding AG	2.4%	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Novo Nordisk A/S, Class B	2.0	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
LVMH Moet Hennessy Louis Vuitton SE	1.9	Consumer Durables & Apparel	France
ASML Holding NV	1.9	Semiconductors & Semiconductor Equipment	Netherlands
Schneider Electric SE	1.6	Capital Goods	United States
Commonwealth Bank of Australia	1.5	Banks	Australia
Tokyo Electron Ltd.	1.4	Semiconductors & Semiconductor Equipment	Japan
Deutsche Post AG	1.2	Transportation	Germany
AIA Group Ltd.	1.2	Insurance	Hong Kong
Experian PLC	1.1	Commercial & Professional Services	United Kingdom

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2021

The following graph shows the value as of December 31, 2021, of a $1,000,000 investment made on January 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	12.02%	9.34%	8.25%	—
Including sales charges	5.85%	8.12%	7.64%	—

Class C
Excluding contingent deferred sales charges	11.19%	8.53%	7.43%	—
Including contingent deferred sales charges	10.17%	8.53%	7.43%	—

Institutional	12.42%	9.75%	8.66%	—

Investor	12.31%	9.60%	8.52%	—

Class R6 (Commenced April 30, 2018)	12.43%	N/A	N/A	5.64%

Class P (Commenced April 17, 2018)	12.42%	N/A	N/A	5.20%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

9

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 28.80%, 27.82%, 29.23%, 28.58%, 29.13%, 29.24% and 29.23%, respectively. This compares to the 25.66% average annual total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with all four of our quantitative model’s investment themes adding to performance. Stock selection driven by these investment themes also contributed positively to relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes bolstered the Fund’s relative performance. Sentiment Analysis and High Quality Business Models were our best-performing themes. Fundamental Mispricings and Market Themes & Trends also added to results. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund tends to be similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

10

PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, stock selection in the health care, information technology and real estate sectors contributed positively to relative performance. Stock selection in the financials, consumer discretionary and communication services sectors detracted from the Fund’s returns.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	Relative to the Index, the Fund benefited from its overweight positions in NVIDIA, which designs and manufactures graphics processors, chipsets and related multimedia software; Fortinet, a provider of cybersecurity solutions; and Applied Materials, which supplies equipment, services and software for the manufacture of semiconductors. We adopted the overweight in NVIDIA largely because of our Sentiment Analysis investment theme. Our High Quality Business Models and Sentiment Analysis investment themes led to the overweights in Fortinet and Applied Materials.

Q	Which individual stock holdings detracted significantly from relative performance?

A	During the Reporting Period, the Fund was hurt by its overweight positions compared to the Index in online payment system PayPal Holdings and social networking operator Pinterest. An underweight in Costco Wholesale, which runs membership warehouses, also detracted from relative performance. We adopted the overweight in PayPal Holdings primarily because of our Sentiment Analysis investment theme. The overweight in Pinterest and the underweight in Costco Wholesale were mainly due to our High Quality Business Models investment theme.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	As mentioned previously, we focus on picking stocks rather than on making industry or sector bets. The Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the health care, real estate, consumer discretionary and materials sectors. It was underweight compared to the Index in the consumer staples, utilities, industrials, information technology, energy and communication services sectors. The Fund was relatively neutral versus the Index in the financials sector at the end of the Reporting Period.

11

FUND BASICS

U.S. Tax-Managed Equity Fund

as of December 31, 2021

TOP TEN HOLDINGS AS OF 12/31/21[1]

Holding	% of Net Assets	Line of Business	Country

Microsoft Corp.	5.6%	Software & Services	United States
Apple, Inc.	5.1	Technology Hardware & Equipment	United States
Amazon.com, Inc.	2.8	Retailing	United States
Alphabet, Inc., Class A	2.1	Media & Entertainment	United States
Alphabet, Inc., Class C	1.8	Media & Entertainment	United States
AbbVie, Inc.	1.7	Pharmaceuticals, Biotechnology & Life Sciences	United States
Tesla, Inc.	1.7	Automobiles & Components	United States
Sherwin-Williams Co. (The)	1.6	Materials	United States
Meta Platforms, Inc., Class A	1.6	Media & Entertainment	United States
NVIDIA Corp.	1.5	Semiconductors & Semiconductor Equipment	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2021

The following graph shows the value as of December 31, 2021, of a $1,000,000 investment made on January 1, 2012 in Class A Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000® Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	28.80%	15.81%	15.17%	—
Including sales charges	21.73%	14.51%	14.52%	—

Class C
Excluding contingent deferred sales charges	27.82%	14.94%	14.31%	—
Including contingent deferred sales charges	26.82%	14.94%	14.31%	—

Institutional	29.23%	16.22%	15.61%	—

Service	28.58%	15.64%	15.03%	—

Investor	29.13%	16.10%	15.45%	—

Class R6 (Commenced April 30, 2018)	29.24%	N/A	N/A	16.38%

Class P (Commenced April 17, 2018)	29.23%	N/A	N/A	15.55%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

13

FUND BASICS

Index Definitions

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

MSCI EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI EAFE® Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI EAFE® Index is unmanaged and the figures for the MSCI EAFE® Index do not include any deduction for fees or expenses

S&P 500 Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

Russell 3000 Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. It is not possible to invest directly in an index.

It is not possible to invest directly in an unmanaged index.

14

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 97.7%
Australia – 9.2%
77,750	ASX Ltd. (Diversified Financials)	$5,254,676
295,489	Australia & New Zealand Banking Group Ltd. (Banks)	5,919,042
317,850	BHP Group PLC (Materials)	9,457,546
16,188	Brambles Ltd. (Commercial & Professional Services)	125,236
167,225	Commonwealth Bank of Australia (Banks)	12,292,929
338,222	Fortescue Metals Group Ltd. (Materials)	4,754,308
453,470	Glencore PLC (Materials)*	2,310,558
300,778	Goodman Group REIT (Real Estate)	5,798,047
297,502	Harvey Norman Holdings Ltd. (Retailing)	1,069,325
54,405	Mineral Resources Ltd. (Materials)	2,222,216
132,742	Rio Tinto PLC ADR (Materials)(b)	8,885,749
10,702	Sonic Healthcare Ltd. (Health Care Equipment & Services)	362,973
1,872,985	Telstra Corp. Ltd. (Telecommunication Services)	5,692,376
323,934	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	2,920,701
177,027	Wesfarmers Ltd. (Retailing)	7,638,087
93,732	Woolworths Group Ltd. (Food & Staples Retailing)	2,591,086

		77,294,855

Belgium – 0.6%
10,087	Bekaert SA (Materials)	448,475
18,168	D’ieteren Group (Retailing)	3,541,716
25,294	Warehouses De Pauw CVA REIT (Real Estate)	1,213,971

		5,204,162

Brazil – 0.2%
26,957	Yara International ASA (Materials)	1,359,123

Canada – 0.2%
227,192	International Petroleum Corp. (Energy)*	1,252,972

China – 0.7%
942,600	Chow Tai Fook Jewellery Group Ltd. (Retailing)*	1,698,451
168,100	ENN Energy Holdings Ltd. (Utilities)	3,168,974
73,000	SITC International Holdings Co. Ltd. (Transportation)	264,018
486,000	Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)	999,504

		6,130,947

Denmark – 3.5%
1,147	AP Moller – Maersk A/S, Class A (Transportation)	3,805,246
287	AP Moller – Maersk A/S, Class B (Transportation)	1,024,393

Common Stocks – (continued)
Denmark – (continued)
21,884	DSV A/S (Transportation)	5,099,591
148,446	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	16,674,327
10,594	Scandinavian Tobacco Group A/S (Food, Beverage & Tobacco)(a)	222,525
5,592	Solar A/S, Class B (Capital Goods)	680,589
69,010	Vestas Wind Systems A/S (Capital Goods)	2,101,709

		29,608,380

Finland – 1.8%
150,308	Kesko OYJ, Class B (Food & Staples Retailing)	5,009,894
25,266	Neste OYJ (Energy)	1,243,487
188,616	Nokia OYJ (Technology Hardware & Equipment)*	1,194,636
544,874	Nordea Bank Abp (Banks)	6,646,673
32,485	Tokmanni Group Corp. (Retailing)	727,226

		14,821,916

France – 9.7%
12,596	Air Liquide SA (Materials)	2,196,799
29,209	AXA SA (Insurance)	869,356
35,442	BNP Paribas SA (Banks)	2,450,499
4,992	Christian Dior SE (Consumer Durables & Apparel)	4,141,502
177,916	Electricite de France SA (Utilities)	2,092,525
4,336	Hermes International (Consumer Durables & Apparel)	7,576,625
5,779	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	528,836
9,958	Kering (Consumer Durables & Apparel)	7,989,831
57,513	Legrand SA (Capital Goods)	6,735,992
10,013	L’Oreal SA (Household & Personal Products)	4,774,331
19,648	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	16,237,786
4,822	Nexity SA (Real Estate)	227,071
30,443	Pernod Ricard SA (Food, Beverage & Tobacco)	7,323,917
63,685	Publicis Groupe SA (Media & Entertainment)	4,290,721
2,140	Remy Cointreau SA (Food, Beverage & Tobacco)	520,169
38,375	Rexel SA (Capital Goods)*	777,189
34,629	Rothschild & Co. (Diversified Financials)	1,590,805
14,043	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	7,712,509
52,765	Societe Generale SA (Banks)	1,813,468
4,171	Teleperformance (Commercial & Professional Services)	1,864,758

		81,714,689

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Germany – 5.6%
56,183	Covestro AG (Materials)(a)	$3,457,956
20,925	Daimler AG (Automobiles & Components)	1,598,759
10,463	Daimler Truck Holding AG (Capital Goods)*	384,624
2,862	Deutsche Boerse AG (Diversified Financials)	477,881
154,330	Deutsche Post AG (Transportation)	9,926,637
27,379	DWS Group GmbH & Co. KGaA (Diversified Financials)(a)	1,104,089
143,212	E.ON SE (Utilities)	1,990,283
1,171	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	112,590
37,347	HUGO BOSS AG (Consumer Durables & Apparel)	2,260,766
5,125	Krones AG (Capital Goods)	557,531
30,810	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	7,926,106
1,947	Rheinmetall AG (Capital Goods)	183,233
123,637	RWE AG (Utilities)	5,009,352
46,652	Siemens AG (Capital Goods)	8,080,268
24,987	Siemens Healthineers AG (Health Care Equipment & Services)(a)	1,863,013
10,632	Wacker Chemie AG (Materials)	1,580,569

		46,513,657

Hong Kong – 1.2%
954,200	AIA Group Ltd. (Insurance)	9,630,595
42,000	Sun Hung Kai Properties Ltd. (Real Estate)	509,639

		10,140,234

Israel – 0.4%
190,911	Plus500 Ltd. (Diversified Financials)	3,521,536

Italy – 1.9%
23,285	Azimut Holding SpA (Diversified Financials)	650,962
17,152	Banca Generali SpA (Diversified Financials)	752,405
53,112	Banca Mediolanum SpA (Diversified Financials)	523,602
68,919	BFF Bank SpA (Diversified Financials)(a)	554,189
5,829	Davide Campari-Milano NV (Food, Beverage & Tobacco)	85,059
99,132	Intesa Sanpaolo SpA (Banks)	256,051
71,818	Moncler SpA (Consumer Durables & Apparel)	5,190,170
222,100	PRADA SpA (Consumer Durables & Apparel)	1,422,171
171,664	Prysmian SpA (Capital Goods)	6,457,350
1,587	Reply SpA (Software & Services)	322,332

		16,214,291

Common Stocks – (continued)
Japan – 24.4%
2,000	Advantest Corp. (Semiconductors & Semiconductor Equipment)	189,398
22,200	AGC, Inc. (Capital Goods)	1,060,563
47,900	Amada Co. Ltd. (Capital Goods)	474,300
18,100	Asahi Diamond Industrial Co. Ltd. (Capital Goods)	102,795
29,200	Canon, Inc. (Technology Hardware & Equipment)	712,295
263,700	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	3,395,540
15,900	Central Glass Co. Ltd. (Capital Goods)	294,909
43,500	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,417,927
19,600	Citizen Watch Co. Ltd. (Technology Hardware & Equipment)	84,838
25,700	Cosmo Energy Holdings Co. Ltd. (Energy)	502,121
5,900	Daiken Corp. (Materials)	111,310
745,200	Daiwa Securities Group, Inc. (Diversified Financials)	4,205,161
36,700	Dentsu Group, Inc. (Media & Entertainment)	1,306,273
8,800	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	122,648
32,600	DTS Corp. (Software & Services)	716,005
9,700	Eizo Corp. (Technology Hardware & Equipment)	340,875
559,100	ENEOS Holdings, Inc. (Energy)	2,088,692
10,300	Exedy Corp. (Automobiles & Components)	149,113
26,100	Fuji Corp. (Capital Goods)	585,399
49,100	Fujitsu Ltd. (Software & Services)	8,436,685
13,800	Goldcrest Co. Ltd. (Real Estate)	194,164
10,600	Gunze Ltd. (Consumer Durables & Apparel)	372,265
15,200	Ichiyoshi Securities Co. Ltd. (Diversified Financials)	87,133
24,000	IDOM, Inc. (Retailing)	150,860
221,300	Iida Group Holdings Co. Ltd. (Consumer Durables & Apparel)	5,146,877
5,000	I-PEX, Inc. (Technology Hardware & Equipment)	85,082
84,200	Isuzu Motors Ltd. (Automobiles & Components)	1,047,994
48,800	J Front Retailing Co. Ltd. (Retailing)	444,366
7,900	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	136,913
179,700	Japan Post Holdings Co. Ltd. (Insurance)*	1,399,913
244,100	JVCKenwood Corp. (Consumer Durables & Apparel)	373,964
5,500	Kaneka Corp. (Materials)	180,583
14,700	KDDI Corp. (Telecommunication Services)	429,883
99,800	Komatsu Ltd. (Capital Goods)	2,333,922

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
94,300	Konami Holdings Corp. (Media & Entertainment)	$4,526,356
3,200	KYB Corp. (Automobiles & Components)*	89,784
56,800	Kyushu Electric Power Co., Inc. (Utilities)	424,076
16,800	Lintec Corp. (Materials)	385,375
61,900	Mandom Corp. (Household & Personal Products)	761,950
441,400	Marubeni Corp. (Capital Goods)	4,300,559
21,500	Marusan Securities Co. Ltd. (Diversified Financials)	97,062
3,900	Matsuda Sangyo Co. Ltd. (Commercial & Professional Services)	82,616
10,900	Maxell Ltd. (Technology Hardware & Equipment)	129,737
14,500	Mazda Motor Corp. (Automobiles & Components)*	111,257
234,900	Mitsubishi Electric Corp. (Capital Goods)	2,981,595
103,100	Mitsubishi Gas Chemical Co., Inc. (Materials)	1,747,697
8,400	Mitsubishi Pencil Co. Ltd. (Commercial & Professional Services)	88,523
69,300	Mitsubishi Shokuhin Co. Ltd. (Food & Staples Retailing)	1,667,065
50,800	Mitsui & Co. Ltd. (Capital Goods)	1,203,852
49,100	Mitsui Fudosan Co. Ltd. (Real Estate)	973,200
96,200	Mitsui OSK Lines Ltd. (Transportation)	7,150,006
489,600	Mizuho Financial Group, Inc. (Banks)	6,218,535
304,200	NGK Insulators Ltd. (Capital Goods)	5,148,589
290,800	Nikon Corp. (Consumer Durables & Apparel)	3,132,553
84,100	Nippon Express Co. Ltd. (Transportation)	5,032,949
141,000	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	3,856,105
95,000	Nippon Yusen KK (Transportation)	7,244,030
371,700	Nissan Motor Co. Ltd. (Automobiles & Components)*	1,790,311
69,700	Nitto Denko Corp. (Materials)	5,384,499
194,200	Nomura Research Institute Ltd. (Software & Services)	8,302,205
5,400	Noritake Co. Ltd./Nagoya Japan (Capital Goods)	235,454
186,900	NTT Data Corp. (Software & Services)	4,009,233
546,700	Oji Holdings Corp. (Materials)	2,648,794
6,600	OKUMA Corp. (Capital Goods)	293,732
137,300	Osaka Gas Co. Ltd. (Utilities)	2,270,841
25,500	PHC Holdings Corp. (Health Care Equipment & Services)*	462,205
311,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	2,898,865
23,700	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,155,976
29,400	S Foods, Inc. (Food, Beverage & Tobacco)	890,084

Common Stocks – (continued)
Japan – (continued)
11,800	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	144,063
256,000	Sekisui House Ltd. (Consumer Durables & Apparel)	5,508,033
4,800	Shimamura Co. Ltd. (Retailing)	402,819
16,600	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	790,846
229,600	Showa Denko KK (Materials)	4,827,841
58,600	Sodick Co. Ltd. (Capital Goods)	417,032
43,200	SoftBank Group Corp. (Telecommunication Services)	2,071,015
27,800	Sompo Holdings, Inc. (Insurance)	1,172,429
36,500	Starts Corp., Inc. (Real Estate)	797,567
381,200	Sumitomo Corp. (Capital Goods)	5,641,531
158,300	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	3,060,149
18,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	645,384
90,900	Suntory Beverage & Food Ltd. (Food, Beverage & Tobacco)	3,291,761
252,900	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	6,906,272
174,600	TIS, Inc. (Software & Services)	5,191,915
2,000	Token Corp. (Consumer Durables & Apparel)	164,395
125,100	Tokio Marine Holdings, Inc. (Insurance)	6,964,272
20,600	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	11,856,800
262,300	Tokyo Gas Co. Ltd. (Utilities)	4,708,382
39,700	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,758,466
124,400	Tosoh Corp. (Materials)	1,848,151
67,900	Toyota Motor Corp. (Automobiles & Components)	1,254,968
63,600	Toyota Tsusho Corp. (Capital Goods)	2,931,753
9,700	Tsugami Corp. (Capital Goods)	147,986
8,400	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	525,444
12,200	Valqua Ltd. (Materials)	287,552
152,000	Yamaha Motor Co. Ltd. (Automobiles & Components)	3,650,906
10,400	Yamaichi Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	210,280

		204,554,448

Luxembourg – 0.8%
51,680	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	6,402,725

Netherlands – 8.7%
18,606	ASM International NV (Semiconductors & Semiconductor Equipment)	8,213,024

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
19,900	ASML Holding NV (Semiconductors & Semiconductor Equipment)	$15,940,327
80,091	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	6,808,762
91,565	ING Groep NV (Banks)	1,273,030
191,032	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	6,555,529
35,830	Koninklijke DSM NV (Materials)	8,069,153
64,617	OCI NV (Materials)*	1,686,639
12,965	Randstad NV (Commercial & Professional Services)	884,438
327,973	Royal Dutch Shell PLC, Class A (Energy)	7,174,360
25,674	Royal Dutch Shell PLC, Class B ADR (Energy)	1,112,968
82,126	Signify NV (Capital Goods)(a)	3,813,260
69,348	Universal Music Group NV (Media & Entertainment)	1,956,449
80,909	Wolters Kluwer NV (Commercial & Professional Services)	9,523,078

		73,011,017

New Zealand – 0.4%
27,358	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	612,917
395,473	Spark New Zealand Ltd. (Telecommunication Services)	1,222,997
18,434	Xero Ltd. (Software & Services)*	1,886,891

		3,722,805

Norway – 1.3%
87,240	Aker BP ASA (Energy)	2,682,509
194,174	DNB Bank ASA (Banks)	4,441,485
229,326	Europris ASA (Retailing)(a)	1,831,711
7,569	Kid ASA (Retailing)(a)	96,777
13,230	Nordic Semiconductor ASA (Semiconductors & Semiconductor Equipment)*	443,691
55,750	SpareBank 1 SMN (Banks)	940,996
41,415	SpareBank 1 SR-Bank ASA (Banks)	625,394

		11,062,563

Portugal – 0.2%
127,809	Galp Energia SGPS SA (Energy)	1,240,151

Singapore – 2.5%
344,633	DBS Group Holdings Ltd. (Banks)	8,346,654
65,100	Jardine Cycle & Carriage Ltd. (Capital Goods)	994,280
255,000	Oversea-Chinese Banking Corp. Ltd. (Banks)	2,158,255
185,782	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	9,166,266

		20,665,455

Shares	Description	Value

Common Stocks – (continued)
South Africa – 0.9%
191,469	Anglo American PLC (Materials)	$7,875,555

Spain – 0.7%
473,774	Banco Bilbao Vizcaya Argentaria SA (Banks)	2,809,948
445,822	Banco Santander SA (Banks)	1,480,611
161,960	Bankinter SA (Banks)	825,210
14,642	Viscofan SA (Food, Beverage & Tobacco)	948,641

		6,064,410

Sweden – 3.4%
148,380	Boliden AB (Materials)	5,721,496
11,225	Evolution AB (Consumer Services)(a)	1,586,553
104,796	Getinge AB, Class B (Health Care Equipment & Services)	4,567,236
141,913	Lundin Energy AB (Energy)	5,078,040
185,294	Swedbank AB, Class A (Banks)	3,723,639
712,338	Swedish Match AB (Food, Beverage & Tobacco)	5,655,025
165,707	Telefonaktiebolaget LM Ericsson, Class B (Technology Hardware & Equipment)	1,823,281

		28,155,270

Switzerland – 9.4%
63,891	ABB Ltd. (Capital Goods)	2,435,065
10	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	1,341,089
1,211	Huber + Suhner AG (Capital Goods)	115,427
17,882	Kuehne + Nagel International AG (Transportation)	5,759,030
64	LEM Holding SA (Technology Hardware & Equipment)	178,402
11,268	Lonza Group AG (Pharmaceuticals, Biotechnology & Life Sciences)	9,381,606
63,607	Nestle SA (Food, Beverage & Tobacco)	8,880,638
4,556	Novartis AG (Pharmaceuticals, Biotechnology & Life Sciences)	400,345
49,106	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	20,372,177
19,571	Sonova Holding AG (Health Care Equipment & Services)	7,648,290
9,401	Tecan Group AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,709,849
503,452	UBS Group AG (Diversified Financials)	9,036,610
17,662	Zurich Insurance Group AG (Insurance)	7,737,351

		78,995,879

United Kingdom – 6.8%
1,722	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	100,306
1,309,916	Aviva PLC (Insurance)	7,301,707

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
149,495	Barratt Developments PLC (Consumer Durables & Apparel)	$1,518,046
9,185	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	594,776
21,205	BP PLC ADR (Energy)	564,689
127,461	British American Tobacco PLC (Food, Beverage & Tobacco)	4,732,850
7,821	Clarkson PLC (Transportation)	410,741
39,403	CNH Industrial NV (Capital Goods)	761,826
99,797	Diageo PLC (Food, Beverage & Tobacco)	5,456,511
194,685	Experian PLC (Commercial & Professional Services)	9,589,389
62,399	Halma PLC (Technology Hardware & Equipment)	2,705,554
60,061	IG Group Holdings PLC (Diversified Financials)	663,875
80,811	IMI PLC (Capital Goods)	1,905,847
277,460	Imperial Brands PLC (Food, Beverage & Tobacco)	6,080,485
442,842	ITV PLC (Media & Entertainment)*	665,865
1,350,490	JD Sports Fashion PLC (Retailing)	3,981,930
371,404	Man Group PLC (Diversified Financials)	1,143,172
5,852	Morgan Sindall Group PLC (Capital Goods)	200,860
22,740	National Grid PLC (Utilities)	327,895
73,739	Paragon Banking Group PLC (Banks)	565,421
110,087	Persimmon PLC (Consumer Durables & Apparel)	4,266,871
71,708	Phoenix Group Holdings PLC (Insurance)	634,761
42,054	Segro PLC REIT (Real Estate)	818,444
18,366	Spectris PLC (Technology Hardware & Equipment)	914,179
47,187	SSE PLC (Utilities)	1,054,875

		56,960,875

Common Stocks – (continued)
United States – 3.2%
35,211	Ferguson PLC (Capital Goods)		6,254,420
95,122	Reliance Worldwide Corp. Ltd. (Capital Goods)		434,652
67,744	Schneider Electric SE (Capital Goods)		13,318,182
364,303	Stellantis NV (Automobiles & Components)		6,877,534

			26,884,788

TOTAL COMMON STOCKS
(Cost $584,985,875)			$819,372,703

Shares	Description	Rate	Value

Preferred Stock – 0.7%
Germany – 0.7%
30,859	Volkswagen AG (Automobiles & Components)	2.57%	$6,199,064
(Cost $4,703,053)

TOTAL INVESTMENTS – 98.4%
(Cost $589,688,928)			$825,571,767

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%			13,109,810

NET ASSETS – 100.0%			$838,681,577

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of the security has been segregated as collateral for futures contracts. The total value of the security segregated amounted to $607,280.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	52	03/18/22	$2,436,562	$69,639
FTSE 100 Index	9	03/18/22	853,787	17,271
Hang Seng Index	1	01/28/22	148,128	2,228
MSCI Singapore Index	3	01/28/22	74,772	572
SPI 200 Index	3	03/17/22	387,720	4,939
TOPIX Index	7	03/10/22	1,199,759	28,775

Total Futures Contracts				$123,424

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS U.S.TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 99.7%
Automobiles & Components – 2.5%
436,408	Ford Motor Co.	$9,064,194
164,726	General Motors Co.*	9,657,885
21,887	Gentex Corp.	762,762
14,024	Patrick Industries, Inc.	1,131,597
40,833	Tesla, Inc.*	43,151,498

		63,767,936

Banks – 2.6%
22,070	Bancorp, Inc. (The)*	558,592
11,523	Cadence Bank	343,270
13,311	Cathay General Bancorp	572,240
109,152	Citizens Financial Group, Inc.	5,157,432
11,346	East West Bancorp, Inc.	892,703
13,386	Essent Group Ltd.	609,465
40,192	First BanCorp (Puerto Rico)	553,846
56,420	First Hawaiian, Inc.	1,541,959
49,865	First Horizon Corp.	814,295
32,891	Independent Bank Group, Inc.	2,373,086
19,845	International Bancshares Corp.	841,230
40,827	JPMorgan Chase & Co.	6,464,955
906,342	KeyCorp	20,963,690
80,240	MGIC Investment Corp.	1,157,061
10,646	National Bank Holdings Corp., Class A	467,785
74,150	PacWest Bancorp	3,349,356
5,054	PNC Financial Services Group, Inc. (The)	1,013,428
25,107	Popular, Inc. (Puerto Rico)	2,059,778
28,824	Radian Group, Inc.	609,051
12,072	SVB Financial Group*	8,187,713
20,899	Walker & Dunlop, Inc.	3,153,241
46,281	Western Alliance Bancorp	4,982,150

		66,666,326

Capital Goods – 4.1%
4,830	Acuity Brands, Inc.	1,022,608
9,405	AECOM*	727,477
5,761	AGCO Corp.	668,391
29,484	AMETEK, Inc.	4,335,327
83,460	Atkore, Inc.*	9,279,917
32,308	Emerson Electric Co.	3,003,675
10,093	Encore Wire Corp.	1,444,308
13,565	Fortive Corp.	1,034,874
28,001	H&E Equipment Services, Inc.	1,239,604
50,186	Hexcel Corp.*	2,599,635
6,443	Honeywell International, Inc.	1,343,430
97,597	Illinois Tool Works, Inc.	24,086,940
96,928	Johnson Controls International PLC	7,881,216
26,377	L3Harris Technologies, Inc.	5,624,631
12,408	Lockheed Martin Corp.	4,409,927
19,710	MasTec, Inc.*	1,818,839
28,109	nVent Electric PLC	1,068,142
35,480	Owens Corning	3,210,940
149,820	Raytheon Technologies Corp.	12,893,509
1,213	RBC Bearings, Inc.*	244,990
25,076	Rush Enterprises, Inc., Class A	1,395,229
9,753	SiteOne Landscape Supply, Inc.*	2,362,957

Common Stocks – (continued)
Capital Goods – (continued)
42,985	Snap-on, Inc.	9,258,109
11,976	Stanley Black & Decker, Inc.	2,258,913
3,047	Watsco, Inc.	953,345

		104,166,933

Commercial & Professional Services – 1.0%
11,341	Cimpress PLC (Ireland)*	812,129
29,156	Cintas Corp.	12,921,065
8,842	Clean Harbors, Inc.*	882,166
71,280	CoStar Group, Inc.*	5,633,258
54,106	Korn Ferry	4,097,447
4,575	ManpowerGroup, Inc.	445,285

		24,791,350

Consumer Durables & Apparel – 1.3%
6,275	G-III Apparel Group Ltd.*	173,441
158,401	Hanesbrands, Inc.	2,648,465
39,074	Hayward Holdings, Inc.*	1,024,911
22,967	Levi Strauss & Co., Class A	574,864
22,929	LGI Homes, Inc.*	3,542,072
6,470	M/I Homes, Inc.*	402,305
24,158	Meritage Homes Corp.*	2,948,725
197,233	PulteGroup, Inc.	11,273,838
29,150	Skechers USA, Inc., Class A*	1,265,110
5,379	Toll Brothers, Inc.	389,386
133,161	Tri Pointe Homes, Inc.*	3,713,860
12,109	Whirlpool Corp.	2,841,498
30,058	YETI Holdings, Inc.*	2,489,704

		33,288,179

Consumer Services – 3.0%
18,628	Chipotle Mexican Grill, Inc.*	32,566,401
7,996	Choice Hotels International, Inc.	1,247,296
23,794	Darden Restaurants, Inc.	3,584,328
2,791	Domino’s Pizza, Inc.	1,575,045
2,086	Graham Holdings Co., Class B	1,313,825
129,460	H&R Block, Inc.	3,050,078
142,560	International Game Technology PLC	4,121,410
18,869	Marriott International, Inc., Class A*	3,117,914
77,571	Red Rock Resorts, Inc., Class A	4,267,181
43,193	SeaWorld Entertainment, Inc.*	2,801,498
18,510	Terminix Global Holdings, Inc.*	837,207
91,615	Texas Roadhouse, Inc.	8,179,387
15,985	Wyndham Hotels & Resorts, Inc.	1,433,055
114,762	Yum China Holdings, Inc. (China)	5,719,738
25,926	Yum! Brands, Inc.	3,600,084

		77,414,447

Diversified Financials – 6.4%
363,446	Ally Financial, Inc.	17,303,664
38,603	Berkshire Hathaway, Inc., Class B*	11,542,297
59,113	Capital One Financial Corp.	8,576,705
113,657	CME Group, Inc.	25,966,078
96,351	Discover Financial Services	11,134,322
19,961	Interactive Brokers Group, Inc., Class A	1,585,303

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S.TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Diversified Financials – (continued)
241,521	Jefferies Financial Group, Inc.	$9,371,015
23,105	LPL Financial Holdings, Inc.	3,698,880
8,814	MarketAxess Holdings, Inc.	3,624,934
108,239	Moelis & Co., Class A	6,766,020
112,434	Morgan Stanley	11,036,522
70,228	Navient Corp.	1,490,238
1,890	Raymond James Financial, Inc.	189,756
23,053	S&P Global, Inc.	10,879,402
130,364	Starwood Property Trust, Inc. REIT	3,167,845
316,003	Synchrony Financial	14,659,379
56,882	TPG RE Finance Trust, Inc. REIT	700,786
327,211	Voya Financial, Inc.	21,697,361

		163,390,507

Energy – 1.6%
8,224	Cactus, Inc., Class A	313,581
7,426	Core Laboratories NV	165,674
99,446	EOG Resources, Inc.	8,833,788
11,147	Exxon Mobil Corp.	682,085
12,264	Hess Corp.	907,904
58,462	Matador Resources Co.	2,158,417
8,760	ONEOK, Inc.	514,738
134,863	Ovintiv, Inc.	4,544,883
33,190	Pioneer Natural Resources Co.	6,036,597
299,871	Range Resources Corp.*	5,346,700
94,650	Schlumberger NV	2,834,768
103,628	Targa Resources Corp.	5,413,527
156,754	Williams Cos., Inc. (The)	4,081,874

		41,834,536

Food & Staples Retailing – 0.3%
8,444	Casey’s General Stores, Inc.	1,666,423
3,528	Costco Wholesale Corp.	2,002,846
46,925	Ingles Markets, Inc., Class A	4,051,505

		7,720,774

Food, Beverage & Tobacco – 2.0%
65,283	Archer-Daniels-Midland Co.	4,412,478
139,373	Campbell Soup Co.	6,057,151
1,844	Coca-Cola Consolidated, Inc.	1,141,786
7,580	Constellation Brands, Inc., Class A	1,902,353
51,135	Darling Ingredients, Inc.*	3,543,144
16,445	J M Smucker Co. (The)	2,233,560
35,242	Lamb Weston Holdings, Inc.	2,233,638
9,833	Lancaster Colony Corp.	1,628,345
213,411	Monster Beverage Corp.*	20,495,992
31,537	Sanderson Farms, Inc.	6,026,090
32,843	Sovos Brands, Inc.*	494,287

		50,168,824

Health Care Equipment & Services – 6.1%
3,020	Abbott Laboratories	425,035
730	Align Technology, Inc.*	479,741
71,276	Anthem, Inc.	33,039,277
32,213	Boston Scientific Corp.*	1,368,408
63,200	Brookdale Senior Living, Inc.*	326,112
21,748	Cigna Corp.	4,993,993

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
72,981	Edwards Lifesciences Corp.*	9,454,689
137,014	HCA Healthcare, Inc.	35,201,637
45,700	Hologic, Inc.*	3,498,792
34,579	Humana, Inc.	16,039,815
14,459	IDEXX Laboratories, Inc.*	9,520,673
41,615	Molina Healthcare, Inc.*	13,236,899
7,463	Patterson Cos., Inc.	219,039
14,835	Select Medical Holdings Corp.	436,149
1,283	STERIS PLC	312,295
47,957	UnitedHealth Group, Inc.	24,081,128
19,837	Universal Health Services, Inc., Class B	2,572,066

		155,205,748

Household & Personal Products – 0.2%
10,339	Edgewell Personal Care Co.	472,596
71,901	Energizer Holdings, Inc.	2,883,230
8,185	Procter & Gamble Co. (The)	1,338,902

		4,694,728

Insurance – 2.9%
231,807	American Equity Investment Life Holding Co.	9,021,928
35,396	American Financial Group, Inc.	4,860,579
100,086	Arch Capital Group Ltd.*	4,448,823
80,386	Athene Holding Ltd., Class A*	6,698,565
59,191	Brighthouse Financial, Inc.*	3,066,094
12,062	BRP Group, Inc., Class A*	435,559
18,632	Fidelity National Financial, Inc.	972,218
100,490	Globe Life, Inc.	9,417,923
19,600	Goosehead Insurance, Inc., Class A	2,549,568
15,650	Marsh & McLennan Cos., Inc.	2,720,283
209,677	Old Republic International Corp.	5,153,860
18,092	Primerica, Inc.	2,772,961
17,273	Reinsurance Group of America, Inc.	1,891,221
202,092	Stewart Information Services Corp.	16,112,795
17,133	Trupanion, Inc.*	2,262,070
6,572	W R Berkley Corp.	541,467

		72,925,914

Materials – 4.7%
4,937	Air Products and Chemicals, Inc.	1,502,132
29,636	Alcoa Corp.	1,765,713
37,395	Amcor PLC	449,114
78,720	Avient Corp.	4,404,384
324,992	Axalta Coating Systems Ltd.*	10,763,735
188,301	CF Industries Holdings, Inc.	13,327,945
52,836	Corteva, Inc.	2,498,086
2,903	Crown Holdings, Inc.	321,130
8,601	Dow, Inc.	487,849
8,525	Eagle Materials, Inc.	1,419,071
71,308	Element Solutions, Inc.	1,731,358
246,791	Freeport-McMoRan, Inc.	10,298,588
4,026	International Flavors & Fragrances, Inc.	606,517
133,281	Louisiana-Pacific Corp.	10,442,566

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS U.S.TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
167,625	Mosaic Co. (The)	$6,585,986
56,853	Olin Corp.	3,270,184
116,961	Sherwin-Williams Co. (The)	41,188,986
6,280	Southern Copper Corp. (Peru)	387,539
63,940	Steel Dynamics, Inc.	3,968,756
34,799	Summit Materials, Inc., Class A*	1,396,832
67,832	Tronox Holdings PLC, Class A	1,630,003
7,257	Vulcan Materials Co.	1,506,408

		119,952,882

Media & Entertainment – 8.1%
18,644	Alphabet, Inc., Class A*	54,012,414
15,750	Alphabet, Inc., Class C*	45,574,042
8,185	AMC Entertainment Holdings, Inc., Class A*	222,632
36,634	Charter Communications, Inc., Class A*	23,884,269
94,443	Comcast Corp., Class A	4,753,316
5,047	Marcus Corp. (The)*	90,140
119,060	Meta Platforms, Inc., Class A*	40,045,831
17,336	Netflix, Inc.*	10,443,900
38,979	Nexstar Media Group, Inc., Class A	5,885,049
196,224	Omnicom Group, Inc.	14,377,333
89,058	Pinterest, Inc., Class A*	3,237,258
11,855	Roku, Inc.*	2,705,311
8,256	Spotify Technology SA*	1,932,152

		207,163,647

Pharmaceuticals, Biotechnology & Life Sciences – 10.4%
323,049	AbbVie, Inc.	43,740,835
36,788	Biogen, Inc.*	8,826,177
40,178	Bruker Corp.	3,371,336
173,327	Gilead Sciences, Inc.	12,585,273
207,757	Horizon Therapeutics PLC*	22,387,894
110,313	IQVIA Holdings, Inc.*	31,123,710
88,523	Johnson & Johnson	15,143,630
26,154	Merck & Co., Inc.	2,004,443
8,389	Mettler-Toledo International, Inc.*	14,237,895
4,825	Neurocrine Biosciences, Inc.*	410,945
74,997	PerkinElmer, Inc.	15,078,897
128,361	Pfizer, Inc.	7,579,717
92,488	Prestige Consumer Healthcare, Inc.*	5,609,397
28,092	QIAGEN NV*	1,561,353
22,821	Regeneron Pharmaceuticals, Inc.*	14,411,918
8,738	Sage Therapeutics, Inc.*	371,714
3,494	Thermo Fisher Scientific, Inc.	2,331,337
4,187	Twist Bioscience Corp.*	324,032
38,489	Vertex Pharmaceuticals, Inc.*	8,452,184
15,927	Viatris, Inc.	215,492
46,257	West Pharmaceutical Services, Inc.	21,694,996
133,313	Zoetis, Inc.	32,532,371

		263,995,546

Real Estate – 6.6%
646,739	American Homes 4 Rent, Class A REIT	28,204,288

Common Stocks – (continued)
Real Estate – (continued)
1	Apartment Income REIT Corp. REIT	55
1	Apartment Investment and Management Co., Class A REIT*	8
21,275	Brixmor Property Group, Inc. REIT	540,598
66,497	Camden Property Trust REIT	11,881,684
5,206	CubeSmart REIT	296,274
257,053	Duke Realty Corp. REIT	16,872,959
343,420	Equity LifeStyle Properties, Inc. REIT	30,104,197
36,707	Extra Space Storage, Inc. REIT	8,322,578
314,232	First Industrial Realty Trust, Inc. REIT	20,802,158
178,854	Invitation Homes, Inc. REIT	8,109,240
2,070	Jones Lang LaSalle, Inc.*	557,534
9,634	Lamar Advertising Co., Class A REIT	1,168,604
29,850	Mid-America Apartment Communities, Inc. REIT	6,848,784
251,346	National Storage Affiliates Trust REIT	17,393,143
38,663	NexPoint Residential Trust, Inc. REIT	3,241,119
7,178	Prologis, Inc. REIT	1,208,488
93,086	Rexford Industrial Realty, Inc. REIT	7,550,205
2	Simon Property Group, Inc. REIT	320
17,864	STORE Capital Corp. REIT	614,522
14,722	Terreno Realty Corp. REIT	1,255,639
45,708	Ventas, Inc. REIT	2,336,593
1	Vornado Realty Trust REIT	42

		167,309,032

Retailing – 7.7%
11,846	Academy Sports & Outdoors, Inc.*	520,039
21,205	Amazon.com, Inc.*	70,704,680
1,486	Asbury Automotive Group, Inc.*	256,677
2,286	AutoZone, Inc.*	4,792,348
161,888	Bath & Body Works, Inc.	11,298,163
17,163	Buckle, Inc. (The)	726,167
61,470	Dick’s Sporting Goods, Inc.	7,068,435
34,974	eBay, Inc.	2,325,771
1,343	Five Below, Inc.*	277,853
4,651	Home Depot, Inc. (The)	1,930,211
104,432	LKQ Corp.	6,269,053
91,859	Lowe’s Cos., Inc.	23,743,714
1,541	MercadoLibre, Inc. (Argentina)*	2,077,884
37,100	Murphy USA, Inc.	7,391,804
22,726	O’Reilly Automotive, Inc.*	16,049,783
8,426	Penske Automotive Group, Inc.	903,436
4,359	Signet Jewelers Ltd.	379,364
149,794	Target Corp.	34,668,323
21,862	Tilly’s, Inc., Class A	352,197
53,338	Victoria’s Secret & Co.*	2,962,393

		194,698,295

Semiconductors & Semiconductor Equipment – 4.0%
218,165	Applied Materials, Inc.	34,330,444
31,784	Intel Corp.	1,636,876
3,264	KLA Corp.	1,403,879
130,723	NVIDIA Corp.	38,446,941
46,974	NXP Semiconductors NV (China)	10,699,738
13,204	Power Integrations, Inc.	1,226,520

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S.TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
11,970	QUALCOMM, Inc.	$2,188,954
63,128	Texas Instruments, Inc.	11,897,734

		101,831,086

Software & Services – 15.7%
44,829	Adobe, Inc.*	25,420,733
18,021	Black Knight, Inc.*	1,493,761
1,609	Block, Inc.*	259,870
17,268	Citrix Systems, Inc.	1,633,380
37,536	Cognizant Technology Solutions Corp., Class A	3,330,194
1,531	Concentrix Corp.	273,467
8,458	EPAM Systems, Inc.*	5,653,750
79,080	Fortinet, Inc.*	28,421,352
73,350	Gartner, Inc.*	24,522,372
1,785	HubSpot, Inc.*	1,176,583
9,159	International Business Machines Corp.	1,224,192
40,719	Intuit, Inc.	26,191,275
20,345	Mandiant, Inc.*	356,851
5,748	Manhattan Associates, Inc.*	893,757
424,422	Microsoft Corp.	142,741,607
9,343	MongoDB, Inc.*	4,945,717
60,100	NCR Corp.*	2,416,020
37,008	Okta, Inc.*	8,296,083
75,324	Oracle Corp.	6,569,006
6,494	Palo Alto Networks, Inc.*	3,615,599
166,869	PayPal Holdings, Inc.*	31,468,156
30,864	Perficient, Inc.*	3,990,407
5,399	ServiceNow, Inc.*	3,504,545
14,535	Snowflake, Inc., Class A*	4,923,731
10,855	SPS Commerce, Inc.*	1,545,209
105,741	VeriSign, Inc.*	26,839,181
9,615	Visa, Inc., Class A	2,083,667
112,864	VMware, Inc., Class A	13,078,680
112,247	Western Union Co. (The)	2,002,486
27,322	Workday, Inc., Class A*	7,463,824
43,289	Zscaler, Inc.*	13,910,054

		400,245,509

Technology Hardware & Equipment – 6.5%
724,768	Apple, Inc.	128,697,054
6,480	Arista Networks, Inc.*	931,500
478,611	Hewlett Packard Enterprise Co.	7,547,695
94,239	Keysight Technologies, Inc.*	19,461,296
45,980	NetApp, Inc.	4,229,700
3,898	Teledyne Technologies, Inc.*	1,702,997
25,865	Vishay Intertechnology, Inc.	565,668
5,426	Vontier Corp.	166,741
34,029	Western Digital Corp.*	2,219,031

		165,521,682

Transportation – 1.7%
6,795	AMERCO	4,934,733
94,059	CSX Corp.	3,536,618
3,209	GXO Logistics, Inc.*	291,474

Common Stocks – (continued)
Transportation – (continued)
24,136	Knight-Swift Transportation Holdings, Inc.	1,470,848
32,102	Landstar System, Inc.	5,746,900
18,420	Norfolk Southern Corp.	5,483,818
7,053	Old Dominion Freight Line, Inc.	2,527,654
36,542	Ryder System, Inc.	3,012,157
66,279	Safe Bulkers, Inc. (Greece)*	249,872
61,767	Union Pacific Corp.	15,560,960

		42,815,034

Utilities – 0.3%
14,606	CMS Energy Corp.	950,120
3,186	DTE Energy Co.	380,854
72,026	MDU Resources Group, Inc.	2,221,282
68,737	NRG Energy, Inc.	2,961,190
18,160	Public Service Enterprise Group, Inc.	1,211,817

		7,725,263

TOTAL INVESTMENTS – 99.7%
(Cost $1,267,384,645)		$2,537,294,178

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		8,572,350

NET ASSETS – 100.0%		$2,545,866,528

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

December 31, 2021

		International Tax-Managed Equity Fund	U.S. Tax- Managed Equity Fund
	Assets:
	Investments in unaffiliated issuers, at value (cost $589,688,928 and $1,267,384,645, respectively)	$825,571,767	$2,537,294,178
	Foreign currency, at value (cost $6,291,554 and $—, respectively)	6,371,961	—
Cash		—	15,065,372
	Receivables:
	Dividends	782,074	1,366,347
	Foreign tax reclaims	2,737,584	—
	Reimbursement from investment adviser	20,689	186,583
	Fund shares sold	932	144,299
	Due from custodian	16,932,941	—
	Other assets	39,526	52,214
	Total assets	852,457,474	2,554,108,993

	Liabilities:
	Variation margin on futures	4,276	—
	Payables:
	Cash overdraft	10,911,041	—
	Fund shares redeemed	1,773,224	6,029,693
	Collateral on certain derivative contracts	105	—
	Management fees	584,309	1,389,040
	Distribution and Service fees and Transfer Agency fees	24,775	128,301
	Accrued expenses	478,167	695,431
	Total liabilities	13,775,897	8,242,465

	Net Assets:
	Paid-in capital	681,774,961	1,278,717,443
	Total distributable earnings	156,906,616	1,267,149,085
	NET ASSETS	$838,681,577	$2,545,866,528
	Net Assets:
	Class A	$7,234,875	$111,821,013
	Class C	1,008,838	21,719,804
	Institutional	11,246,502	56,034,634
	Service	—	2,475,691
	Investor	7,290,173	20,598,611
	Class R6	730,125,855	2,111,314,944
	Class P	81,775,334	221,901,831
	Total Net Assets	$838,681,577	$2,545,866,528
	Shares Outstanding $0.001 par value (unlimited number of shares authorized):
	Class A	589,063	2,920,121
	Class C	83,829	606,027
	Institutional	913,265	1,426,665
	Service	—	64,273
	Investor	591,614	529,174
	Class R6	59,707,087	54,234,303
	Class P	6,684,118	5,698,814
	Net asset value offering and redemption price per share:(a)
	Class A	$12.28	$38.29
	Class C	12.03	35.84
	Institutional	12.31	39.28
	Service	—	38.52
	Investor	12.32	38.93
	Class R6	12.23	38.93
	Class P	12.23	38.94

(a)	Maximum public offering price per share for Class A Shares of the International Tax-Managed Equity Fund and U.S. Tax-Managed Equity Fund is $12.99 and $40.52, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2021

	International Tax-Managed Equity Fund	U.S. Tax- Managed Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $2,221,408 and $23,063, respectively)	$27,570,533	$27,874,871

Securities lending income — affiliated issuer	5,160	46,718

Dividends — affiliated issuers	61	1,152

Other Income	61,910	—

Total investment income	27,637,664	27,922,741

Expenses:

Management fees	6,618,015	14,967,449

Transfer Agency fees(a)	256,228	857,218

Custody, accounting and administrative services	220,563	912,705

Professional fees	144,354	107,414

Registration fees	118,768	95,274

Printing and mailing costs	54,545	66,069

Distribution and/or Service (12b-1) fees(a)	25,497	382,255

Trustee fees	20,242	22,322

Service fees — Class C	2,537	49,844

Shareholder Administration fees — Service Shares	—	5,518

Other	—	36,455

Total expenses	7,460,749	17,502,523

Less — expense reductions	(458,989)	(292,050)

Net expenses	7,001,760	17,210,473

NET INVESTMENT INCOME	20,635,904	10,712,268

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	27,688,948	11,911,561

In-kind redemptions	20,078,663	113,169,414

Futures	922,113	4,223,989

Foreign currency transactions	(399,196)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	20,216,889	433,085,566

Futures	6,064	—

Foreign currency translations	(167,490)	—

Net realized and unrealized gain	68,345,991	562,390,530

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$88,981,895	$573,102,798

(a)	Class specific Distribution and/or Service fees and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Service	Class A	Class C	Institutional	Service	Investor	Class R6	Class P
International Tax-Managed Equity Fund	$17,885	$7,612	$—	$11,446	$1,624	$4,363	$—	$200,320	$15,138	$23,337
U.S. Tax-Managed Equity Fund	227,204	149,533	5,518	145,412	31,901	21,680	883	555,749	44,657	56,936

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	International Tax-Managed Equity Fund		U.S. Tax-Managed Equity Fund
	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020
From operations:
Net investment income	$20,635,904	$9,515,616	$10,712,268	$9,058,310
Net realized gain (loss)	48,290,528	(73,126,704)	129,304,964	64,937,751
Net change in unrealized gain	20,055,463	121,870,409	433,085,566	173,716,486
Net increase in net assets resulting from operations	88,981,895	58,259,321	573,102,798	247,712,547

Distributions to shareholders:
From distributable earnings:
Class A Shares	(222,523)	(83,262)	(187,075)	(227,570)
Class C Shares	(19,506)	(4,591)	—	—
Institutional Shares	(332,199)	(142,381)	(234,991)	(272,887)
Service Shares	—	—	(215)	(3,211)
Investor Shares	(208,042)	(120,706)	(72,929)	(78,104)
Class R6 Shares	(21,530,042)	(9,502,533)	(9,154,253)	(9,022,049)
Class P Shares	(2,422,168)	(998,750)	(964,387)	(892,356)
From return of capital:
Class A Shares	—	—	—	(95,505)
Institutional Shares	—	—	—	(58,669)
Service Shares	—	—	—	(2,439)
Investor Shares	—	—	—	(19,743)
Class R6 Shares	—	—	—	(1,942,310)
Class P Shares	—	—	—	(188,413)
Total distributions to shareholders	(24,734,480)	(10,852,223)	(10,613,850)	(12,803,256)

From share transactions:
Proceeds from sales of shares	100,699,707	81,613,669	354,091,106	116,867,565
Proceeds paid in connection with in-kind transactions	(56,160,000)	—	(145,620,000)	(92,360,000)
Reinvestment of distributions	24,732,502	10,851,335	10,555,178	12,717,767
Cost of shares redeemed	(30,644,213)	(175,459,100)	(86,099,028)	(291,799,400)
Net increase (decrease) in net assets resulting from share transactions	38,627,996	(82,994,096)	132,927,256	(254,574,068)
TOTAL INCREASE (DECREASE)	102,875,411	(35,586,998)	695,416,204	(19,664,777)

Net assets:
Beginning of year	735,806,166	771,393,164	1,850,450,324	1,870,115,101

End of year	$838,681,577	$735,806,166	$2,545,866,528	$1,850,450,324

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.32	$10.43	$8.93	$10.93	$8.62

Net investment income(a)	0.28	0.10	0.18	0.18	0.11

Net realized and unrealized gain (loss)	1.07	0.92	1.49	(2.03)	2.38

Total from investment operations	1.35	1.02	1.67	(1.85)	2.49

Distributions to shareholders from net investment income	(0.39)	(0.13)	(0.17)	(0.15)	(0.18)

Net asset value, end of year	$12.28	$11.32	$10.43	$8.93	$10.93

Total Return(b)	12.02%	9.75%	18.66%	(16.86)%	28.85%

Net assets, end of year (in 000’s)	$7,235	$6,662	$8,419	$8,145	$9,429

Ratio of net expenses to average net assets	1.22%	1.23%	1.25%	1.29%	1.31%

Ratio of total expenses to average net assets	1.33%	1.36%	1.37%	1.37%	1.36%

Ratio of net investment income to average net assets	2.33%	1.07%	1.81%	1.69%	1.04%

Portfolio turnover rate(c)	162%	177%	231%	177%	134%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments, in-kind transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.04	$10.18	$8.68	$10.59	$8.39

Net investment income(a)	0.20	0.03	0.12	0.10	0.04

Net realized and unrealized gain (loss)	1.03	0.88	1.42	(1.94)	2.30

Total from investment operations	1.23	0.91	1.54	(1.84)	2.34

Distributions to shareholders from net investment income	(0.24)	(0.05)	(0.04)	(0.07)	(0.14)

Net asset value, end of year	$12.03	$11.04	$10.18	$8.68	$10.59

Total Return(b)	11.19%	8.89%	17.74%	(17.39)%	27.85%

Net assets, end of year (in 000’s)	$1,009	$1,060	$1,308	$2,551	$2,661

Ratio of net expenses to average net assets	1.96%	1.98%	2.01%	2.04%	2.06%

Ratio of total expenses to average net assets	2.07%	2.11%	2.12%	2.12%	2.11%

Ratio of net investment income to average net assets	1.59%	0.33%	1.25%	1.01%	0.40%

Portfolio turnover rate(c)	162%	177%	231%	177%	134%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments, in-kind transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.29	$10.40	$8.91	$10.85	$8.54

Net investment income(a)	0.32	0.13	0.21	0.31	0.17

Net realized and unrealized gain (loss)	1.07	0.92	1.48	(2.10)	2.34

Total from investment operations	1.39	1.05	1.69	(1.79)	2.51

Distributions to shareholders from net investment income	(0.37)	(0.16)	(0.20)	(0.15)	(0.20)

Net asset value, end of year	$12.31	$11.29	$10.40	$8.91	$10.85

Total Return(b)	12.42%	10.11%	19.01%	(16.49)%	29.42%

Net assets, end of year (in 000’s)	$11,247	$9,998	$15,783	$16,948	$619,288

Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.92%

Ratio of total expenses to average net assets	0.96%	0.99%	0.99%	0.96%	0.97%

Ratio of net investment income to average net assets	2.65%	1.36%	2.11%	2.87%	1.74%

Portfolio turnover rate(c)	162%	177%	231%	177%	134%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments, in-kind transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Investor Shares(a)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$11.30	$10.40	$8.91	$10.91	$8.61

Net investment income(b)	0.31	0.13	0.20	0.19	0.13

Net realized and unrealized gain (loss)	1.07	0.92	1.48	(2.00)	2.36

Total from investment operations	1.38	1.05	1.68	(1.81)	2.49

Distributions to shareholders from net investment income	(0.36)	(0.15)	(0.19)	(0.19)	(0.19)

Net asset value, end of year	$12.32	$11.30	$10.40	$8.91	$10.91

Total Return(c)	12.31%	10.09%	18.90%	(16.66)%	29.09%

Net assets, end of year (in 000’s)	$7,290	$9,085	$18,290	$14,008	$15,547

Ratio of net expenses to average net assets	0.97%	0.98%	1.00%	1.04%	1.05%

Ratio of total expenses to average net assets	1.08%	1.11%	1.12%	1.12%	1.11%

Ratio of net investment income to average net assets	2.58%	1.38%	2.06%	1.82%	1.30%

Portfolio turnover rate(d)	162%	177%	231%	177%	134%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments, in-kind transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class R6 Shares
	Year Ended December 31,			Period Ended December 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.22	$10.33	$8.85	$10.92

Net investment income(b)	0.32	0.14	0.21	0.08

Net realized and unrealized gain (loss)	1.06	0.92	1.47	(1.95)

Total from investment operations	1.38	1.06	1.68	(1.87)

Distributions to shareholders from net investment income	(0.37)	(0.17)	(0.20)	(0.20)

Net asset value, end of period	$12.23	$11.22	$10.33	$8.85

Total Return(c)	12.43%	10.20%	19.05%	(17.07)%

Net assets, end of period (in 000’s)	$730,126	$640,212	$660,555	$530,891

Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89	%(d)

Ratio of total expenses to average net assets	0.95%	0.97%	0.98%	0.99	%(d)

Ratio of net investment income to average net assets	2.66%	1.42%	2.12%	1.14	%(d)

Portfolio turnover rate(e)	162%	177%	231%	177%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments, in-kind transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class P Shares
	Year Ended December 31,			Period Ended December 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.22	$10.34	$8.86	$11.07

Net investment income(b)	0.32	0.14	0.21	0.10

Net realized and unrealized gain (loss)	1.06	0.91	1.47	(2.11)

Total from investment operations	1.38	1.05	1.68	(2.01)

Distributions to shareholders from net investment income	(0.37)	(0.17)	(0.20)	(0.20)

Net asset value, end of period	$12.23	$11.22	$10.34	$8.86

Total Return(c)	12.42%	10.09%	19.02%	(18.09)%

Net assets, end of period (in 000’s)	$81,775	$68,788	$67,038	$64,578

Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89	%(d)

Ratio of total expenses to average net assets	0.95%	0.98%	0.98%	1.00	%(d)

Ratio of net investment income to average net assets	2.66%	1.45%	2.15%	1.43	%(d)

Portfolio turnover rate(e)	162%	177%	231%	177%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments, in-kind transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$29.78	$25.54	$20.43	$22.37	$18.75

Net investment income(a)	0.05	0.06	0.11	0.10	0.13

Net realized and unrealized gain (loss)	8.52	4.31	5.09	(1.93)	3.60

Total from investment operations	8.57	4.37	5.20	(1.83)	3.73

Distributions to shareholders from net investment income	(0.06)	(0.09)	(0.09)	(0.11)	(0.11)

Distributions to shareholders from return of capital	—	(0.04)	—	—	—

Total distributions	(0.06)	(0.13)	(0.09)	(0.11)	(0.11)

Net asset value, end of year	$38.29	$29.78	$25.54	$20.43	$22.37

Total Return(b)	28.80%	17.06%	25.48%	(8.15)%	19.88%

Net assets, end of year (in 000’s)	$111,821	$75,584	$68,427	$57,833	$50,218

Ratio of net expenses to average net assets	1.06%	1.08%	1.10%	1.14%	1.15%

Ratio of total expenses to average net assets	1.11%	1.12%	1.13%	1.14%	1.15%

Ratio of net investment income to average net assets	0.16%	0.24%	0.47%	0.44%	0.61%

Portfolio turnover rate(c)	116%	177%	205%	152%	108%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments, in-kind transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$28.04	$24.11	$19.36	$21.24	$17.86

Net investment loss(a)	(0.19)	(0.13)	(0.06)	(0.07)	(0.03)

Net realized and unrealized gain (loss)	7.99	4.06	4.81	(1.81)	3.41

Total from investment operations	7.80	3.93	4.75	(1.88)	3.38

Net asset value, end of year	$35.84	$28.04	$24.11	$19.36	$21.24

Total Return(b)	27.82%	16.25%	24.54%	(8.85)%	18.93%

Net assets, end of year (in 000’s)	$21,720	$19,502	$18,341	$14,380	$22,337

Ratio of net expenses to average net assets	1.81%	1.83%	1.85%	1.88%	1.90%

Ratio of total expenses to average net assets	1.86%	1.87%	1.88%	1.89%	1.90%

Ratio of net investment loss to average net assets	(0.59)%	(0.53)%	(0.28)%	(0.33)%	(0.14)%

Portfolio turnover rate(c)	116%	177%	205%	152%	108%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments, in-kind transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$30.53	$26.16	$20.91	$22.71	$19.04

Net investment income(a)	0.17	0.15	0.20	0.19	0.21

Net realized and unrealized gain (loss)	8.74	4.43	5.23	(1.97)	3.65

Total from investment operations	8.91	4.58	5.43	(1.78)	3.86

Distributions to shareholders from net investment income	(0.16)	(0.17)	(0.18)	(0.02)	(0.19)

Distributions to shareholders from return of capital	—	(0.04)	—	—	—

Total distributions	(0.16)	(0.21)	(0.18)	(0.02)	(0.19)

Net asset value, end of year	$39.28	$30.53	$26.16	$20.91	$22.71

Total Return(b)	29.23%	17.48%	25.90%	(7.78)%	20.29%

Net assets, end of year (in 000’s)	$56,035	$47,997	$45,718	$34,812	$1,395,335

Ratio of net expenses to average net assets	0.74%	0.74%	0.74%	0.74%	0.75%

Ratio of total expenses to average net assets	0.75%	0.75%	0.75%	0.74%	0.75%

Ratio of net investment income to average net assets	0.48%	0.56%	0.83%	0.79%	1.02%

Portfolio turnover rate(c)	116%	177%	205%	152%	108%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments, in-kind transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Service Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$29.96	$25.70	$20.57	$22.51	$18.88

Net investment income(a)	— (b)	0.02	0.08	0.08	0.11

Net realized and unrealized gain (loss)	8.56	4.33	5.13	(1.94)	3.61

Total from investment operations	8.56	4.35	5.21	(1.86)	3.72

Distributions to shareholders from net investment income	— (b)	(0.05)	(0.08)	(0.08)	(0.09)

Distributions to shareholders from return of capital	—	(0.04)	—	—	—

Total distributions	— (b)	(0.09)	(0.08)	(0.08)	(0.09)

Net asset value, end of year	$38.52	$29.96	$25.70	$20.57	$22.51

Total Return(c)	28.58%	16.87%	25.31%	(8.26)%	19.71%

Net assets, end of year (in 000’s)	$2,476	$1,932	$1,649	$732	$736

Ratio of net expenses to average net assets	1.23%	1.24%	1.24%	1.25%	1.25%

Ratio of total expenses to average net assets	1.24%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets	0.01%	0.08%	0.33%	0.33%	0.52%

Portfolio turnover rate(d)	116%	177%	205%	152%	108%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments, in-kind transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Investor Shares(a)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$30.26	$25.93	$20.73	$22.70	$19.03

Net investment income(b)	0.14	0.12	0.17	0.16	0.18

Net realized and unrealized gain (loss)	8.67	4.40	5.18	(1.97)	3.65

Total from investment operations	8.81	4.52	5.35	(1.81)	3.83

Distributions to shareholders from net investment income	(0.14)	(0.15)	(0.15)	(0.16)	(0.16)

Distributions to shareholders from return of capital	—	(0.04)	—	—	—

Total distributions	(0.14)	(0.19)	(0.15)	(0.16)	(0.16)

Net asset value, end of year	$38.93	$30.26	$25.93	$20.73	$22.70

Total Return(c)	29.13%	17.38%	25.82%	(7.95)%	20.14%

Net assets, end of year (in 000’s)	$20,599	$15,938	$21,591	$17,894	$17,251

Ratio of net expenses to average net assets	0.82%	0.83%	0.85%	0.89%	0.90%

Ratio of total expenses to average net assets	0.87%	0.87%	0.88%	0.89%	0.90%

Ratio of net investment income to average net assets	0.40%	0.46%	0.72%	0.68%	0.88%

Portfolio turnover rate(d)	116%	177%	205%	152%	108%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments, in-kind transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class R6 Shares
	Year Ended December 31,			Period Ended December 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$30.26	$25.93	$20.73	$22.93

Net investment income(b)	0.17	0.15	0.20	0.13

Net realized and unrealized gain (loss)	8.67	4.40	5.18	(2.14)

Total from investment operations	8.84	4.55	5.38	(2.01)

Distributions to shareholders from net investment income	(0.17)	(0.18)	(0.18)	(0.19)

Distributions to shareholders from return of capital	—	(0.04)	—	—

Total distributions	(0.17)	(0.22)	(0.18)	(0.19)

Net asset value, end of period	$38.93	$30.26	$25.93	$20.73

Total Return(c)	29.24%	17.49%	25.96%	(8.72)%

Net assets, end of period (in 000’s)	$2,111,315	$1,536,722	$1,575,990	$1,263,556

Ratio of net expenses to average net assets	0.73%	0.73%	0.73%	0.74	%(d)

Ratio of total expenses to average net assets	0.74%	0.74%	0.74%	0.74	%(d)

Ratio of net investment income to average net assets	0.49%	0.57%	0.84%	0.85	%(d)

Portfolio turnover rate(e)	116%	177%	205%	152%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments, in-kind transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class P Shares
	Year Ended December 31,			Period Ended December 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$30.27	$25.94	$20.74	$23.43

Net investment income(b)	0.17	0.15	0.20	0.16

Net realized and unrealized gain (loss)	8.67	4.40	5.18	(2.66)

Total from investment operations	8.84	4.55	5.38	(2.50)

Distributions to shareholders from net investment income	(0.17)	(0.18)	(0.18)	(0.19)

Distributions to shareholders from return of capital	—	(0.04)	—	—

Total distributions	(0.17)	(0.22)	(0.18)	(0.19)

Net asset value, end of period	$38.94	$30.27	$25.94	$20.74

Total Return(c)	29.23%	17.48%	25.94%	(10.62)%

Net assets, end of period (in 000’s)	$221,902	$152,775	$138,399	$97,892

Ratio of net expenses to average net assets	0.73%	0.73%	0.73%	0.74	%(d)

Ratio of total expenses to average net assets	0.74%	0.74%	0.74%	0.75	%(d)

Ratio of net investment income to average net assets	0.49%	0.59%	0.83%	0.95	%(d)

Portfolio turnover rate(e)	116%	177%	205%	152%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments, in-kind transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

December 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
International Tax-Managed Equity	A, C, Institutional, Investor, R6 and P	Diversified
U. S. Tax-Managed Equity	A, C, Institutional, Service, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

40

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
International Tax-Managed Equity U.S. Tax-Managed Equity	Annually	Annually
Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions — Each Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

41

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market

42

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2021:

INTERNATIONAL TAX-MANAGED EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$7,875,555	$—

Asia	462,206	244,550,414	—

Europe	10,126,032	452,043,017	—

North America	—	28,137,760	—

Oceania	8,885,750	72,131,910	—

South America	—	1,359,123	—

Total	$19,473,988	$806,097,779	$—

Derivative Type

Assets(b)

Futures Contracts	$123,424	$—	$—

43

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. TAX-MANAGED EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$16,419,476	$—	$—

Europe	1,062,001	—	—

North America	2,517,347,278	—	—

South America	2,465,423	—	—

Total	$2,537,294,178	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party (fair value) service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets
International Tax-Managed Equity	Equity	Variation margin on futures contracts	123,424	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only variation margin as of December 31, 2021 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$922,113	$6,064
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	4,223,989	—
Total			$5,146,102	$6,064

44

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended December 31, 2021, the relevant values for each derivative type were as follows:

Average number of Contracts(1)
Fund	Futures Contracts

International Tax-Managed Equity	110
U.S. Tax-Managed Equity	190

(1)	Amounts disclosed represent average number of contracts for futures contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that each Fund held such derivatives during the fiscal year ended December 31, 2021.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

Fund	Contractual Management Rate						Effective Net Management Rate^
	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
International Tax-Managed Equity	0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.85%
U.S. Tax-Managed Equity	0.70%	0.63%	0.60%	0.59%	0.58%	0.67%	0.67%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2021, GSAM waived $368 and $2,351 of the International Tax-Managed Equity and U.S. Tax-Managed Equity Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2021, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
International Tax-Managed Equity	$302	$—
U.S. Tax-Managed Equity	2,081	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% and 0.04% as an annual percentage rate of the average daily net assets attributable to the Class A, Class C and Investor Shares of the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund, respectively. This arrangement will remain in effect through at least April 30, 2022, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other

Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund are 0.014% and 0.044%, respectively. These Other Expense limitations will remain in place through at least April 30, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

46

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Transfer Agency Waivers/Credits	Total Expense Reductions
International Tax-Managed Equity	$368	$450,326	$8,295	$458,989
U.S. Tax-Managed Equity	2,351	238,011	51,688	$292,050

G.  Line of Credit Facility — As of December 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2021, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund, respectively.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2021:

Fund	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2021	Shares as of December 31, 2021	Dividend Income
International Tax-Managed Equity	$—	$16,932,881	$(16,932,881)	$—	—	$61
U.S. Tax-Managed Equity	—	290,287,167	(290,287,167)	—	—	1,152

As of December 31, 2021, the following Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Tax-Advantaged Global Equity Portfolio
International Tax-Managed Equity	87%
U.S. Tax-Managed Equity	83%

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2021, were as follows:

	Purchases		Sales
Fund	Long Term	In-Kind	Long Term	In-Kind
International Tax-Managed Equity	$1,293,217,348	$—	$1,218,339,136	$54,964,737
U.S. Tax-Managed Equity	2,849,922,832	—	2,563,455,869	139,192,892

47

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2021

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Goldman Sachs International Tax-Managed Equity Fund and the Goldman Sachs U.S. Tax-Advantaged Equity Fund may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Goldman Sachs International Tax-Managed Equity Fund and the Goldman Sachs U.S. Tax-Advantaged Equity Fund invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2021, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended December 31, 2021
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
International Tax-Managed Equity	$574	$54
U.S. Tax-Managed Equity	5,189	1,508

48

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended December 31, 2021:

Fund	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2021
International Tax-Managed Equity	$—	$64,723,210	$(64,723,210)	$—
U.S. Tax-Managed Equity	1,153,125	109,139,250	(110,292,375)	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	International Tax-Managed Equity	U.S. Tax- Managed Equity
Distributions paid from:
Ordinary income	$24,734,480	$10,613,850
Total distributions	$24,734,480	$10,613,850

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	International Tax-Managed Equity	U.S. Tax-Managed Equity
Distributions paid from:
Ordinary income	$10,852,223	$10,496,177
Return of capital	—	2,307,079
Total distributions	$10,852,223	$12,803,256

As of December 31, 2021, the components of accumulated earnings (losses) on a tax-basis were as follows:

	International Tax-Managed Equity	U.S. Tax-Managed Equity
Undistributed ordinary income — net	$17,271	$286,131
Total undistributed earnings	$17,271	$286,131
Capital loss carryforwards:(1)
Perpetual Long-term	$—	$—
Perpetual Short-term	$(71,024,776)	$—
Total capital loss carryforwards	$(71,024,776)	$—
Timing differences (Qualified Late Year Loss Deferral/Real Estate Investment Trust/Post October Capital Loss Deferral)	$(6,353,388)	$(2,471,659)
Unrealized gains — net	234,267,509	1,269,334,613
Total accumulated gains (losses) — net	$156,906,616	$1,267,149,085

(1)	International Tax-Managed Equity and U.S. Tax Managed Equity Funds utilized $29,686,977 and $18,783,463, respectively, of capital losses in the current fiscal year.

49

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2021

8. TAX INFORMATION (continued)

As of December 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	International Tax-Managed Equity	U.S. Tax-Managed Equity
Tax cost	$591,534,682	$1,267,959,565
Gross unrealized gain	241,127,019	1,271,385,392
Gross unrealized loss	(6,859,510)	(2,050,779)
Net unrealized gain (loss)	$234,267,509	$1,269,334,613

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and differences in the tax treatment of underlying fund investments.

The International Tax-Managed Equity and US Tax-Managed Equity Funds reclassified $20,078,663 and $113,210,616, respectively, from distributable earnings to paid in capital for the year ending December 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from redemptions in-kind.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign

50

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

9. OTHER RISKS (continued)

custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

51

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Tax-Managed Equity Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	82,169	$978,215	84,208	$821,313
Reinvestment of distributions	18,720	222,204	7,405	83,156
Shares redeemed	(100,557)	(1,205,539)	(310,258)	(3,026,467)
	332	(5,120)	(218,645)	$(2,121,998)
Class C Shares
Shares sold	11,059	131,494	8,916	89,144
Reinvestment of distributions	1,676	19,506	419	4,591
Shares redeemed	(24,912)	(289,233)	(41,872)	(396,482)
	(12,177)	(138,233)	(32,537)	(302,747)
Institutional Shares
Shares sold	134,048	1,620,123	425,300	3,682,625
Reinvestment of distributions	27,898	331,986	12,653	141,843
Shares redeemed	(134,055)	(1,614,884)	(1,069,674)	(9,576,961)
	27,891	337,225	(631,721)	(5,752,493)
Investor Shares
Shares sold	112,645	1,380,415	363,286	3,346,656
Reinvestment of distributions	17,347	206,596	10,746	120,463
Shares redeemed	(342,650)	(4,283,493)	(1,327,906)	(12,221,352)
	(212,658)	(2,696,482)	(953,874)	(8,754,233)
Class R6 Shares
Shares sold	7,411,481	89,650,350	5,488,866	50,095,940
Reinvestment of distributions	1,821,493	21,530,042	853,777	9,502,533
Shares redeemed	(1,693,155)	(20,462,337)	(13,180,661)	(120,467,112)
Shares redeemed in connection with in-kind transactions	(4,913,386)	(56,160,000)	—	—
	2,626,433	34,558,055	(6,838,018)	(60,868,639)
Class P Shares
Shares sold	580,266	6,939,110	2,908,942	23,577,991
Reinvestment of distributions	204,748	2,422,168	89,654	998,749
Shares redeemed	(231,168)	(2,788,727)	(3,351,805)	(29,770,726)
	553,846	6,572,551	(353,209)	(5,193,986)

NET INCREASE/(DECREASE)	2,983,667	$38,627,996	(9,028,004)	$(82,994,096)

52

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Tax-Managed Equity Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	561,640	$19,883,314	230,549	$5,826,973
Reinvestment of distributions	4,823	175,710	10,190	300,211
Shares redeemed	(184,155)	(6,276,955)	(382,518)	(9,101,459)
	382,308	13,782,069	(141,779)	$(2,974,275)
Class C Shares
Shares sold	51,099	1,652,501	82,376	1,977,542
Reinvestment of distributions	—	—	—	—
Shares redeemed	(140,687)	(4,315,583)	(147,321)	(3,483,352)
	(89,588)	(2,663,082)	(64,945)	(1,505,810)
Institutional Shares
Shares sold	198,502	6,943,237	254,054	6,269,384
Reinvestment of distributions	5,097	190,438	8,905	268,931
Shares redeemed	(349,173)	(12,553,273)	(438,418)	(11,073,817)
	(145,574)	(5,419,598)	(175,459)	(4,535,502)
Service Shares
Shares sold	7,861	270,576	12,129	243,756
Reinvestment of distributions	5	215	191	5,650
Shares redeemed	(8,075)	(275,024)	(12,000)	(271,889)
	(209)	(4,233)	320	(22,483)
Investor Shares
Shares sold	37,510	1,318,026	32,763	873,594
Reinvestment of distributions	1,926	71,313	3,269	97,847
Shares redeemed	(36,996)	(1,308,185)	(341,975)	(7,367,830)
	2,440	81,154	(305,943)	(6,396,389)
Class R6 Shares
Shares sold	8,763,616	296,622,030	3,162,038	80,532,569
Reinvestment of distributions	247,212	9,154,253	366,333	10,964,359
Shares redeemed	(1,583,015)	(55,340,703)	(9,922,219)	(233,723,879)
Shares redeemed in connection with in-kind transactions	(3,977,655)	(145,620,000)	(3,599,438)	(92,360,000)
	3,450,158	104,815,580	(9,993,286)	(234,586,951)
Class P Shares
Shares sold	791,646	27,401,422	808,573	21,143,747
Reinvestment of distributions	26,006	963,249	36,098	1,080,769
Shares redeemed	(166,433)	(6,029,305)	(1,132,969)	(26,777,174)
	651,219	22,335,366	(288,298)	(4,552,658)

NET INCREASE/(DECREASE)	4,250,754	$132,927,256	(10,969,390)	$(254,574,068)

53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs International Tax-Managed Equity Fund and Goldman Sachs U.S. Tax-Managed Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs International Tax-Managed Equity Fund and Goldman Sachs U.S. Tax-Managed Equity Fund (two of the Funds constituting Goldman Sachs Trust, referred to hereafter as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

March 1, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs Funds complex since 2000.

54

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6 or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 01, 2021 through December 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	International Tax-Managed Equity Fund				U.S. Tax-Managed Equity Fund
Share Class	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/2021*	Beginning Account Value 7/1/21	Ending Account Value 12/31/21		Expenses Paid for the 6 months ended 12/31/2021*

Class A
Actual	$1,000.00	$1,033.51		$6.25	$1,000.00	$1,103.18		$5.73
Hypothetical 5% return	1,000.00	1,019.06	+	6.21	1,000.00	1,019.76	+	5.50
Class C
Actual	1,000.00	1,028.97		10.02	1,000.00	1,099.05		9.63
Hypothetical 5% return	1,000.00	1,015.32	+	9.96	1,000.00	1,016.03	+	9.25
Institutional
Actual	1,000.00	1,035.29		4.62	1,000.00	1,105.13		3.98
Hypothetical 5% return	1,000.00	1,020.67	+	4.58	1,000.00	1,021.42	+	3.82
Service
Actual	1,000.00	N/A		N/A	1,000.00	1,102.25		6.62
Hypothetical 5% return	1,000.00	N/A		N/A	1,000.00	1,018.90	+	6.36
Investor
Actual	1,000.00	1,035.17		4.98	1,000.00	1,104.76		4.40
Hypothetical 5% return	1,000.00	1,020.32	+	4.94	1,000.00	1,021.02	+	4.23
Class R6
Actual	1,000.00	1,035.65		4.57	1,000.00	1,105.06		3.93
Hypothetical 5% return	1,000.00	1,020.72	+	4.53	1,000.00	1,021.48	+	3.77
Class P
Actual	1,000.00	1,034.76		4.56	1,000.00	1,105.05		3.93
Hypothetical 5% return	1,000.00	1,020.72	+	4.53	1,000.00	1,021.48	+	3.77

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class P Shares
International Tax-Managed Equity Fund	1.22%	1.96%	0.90%	N/A	0.97%	0.89%	0.89%
U.S. Tax-Managed Equity Fund	1.08	1.82	0.75	1.25	0.83	0.74	0.74

55

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017 — present); Director of MoneyLion Inc. (an operator of a data drive, digital financial platform (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019- present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021- September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

56

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

57

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018 — Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (26 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

58

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Tax-Advantaged Equity Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2021, 100% of the dividends paid from net investment company taxable income by the U.S. Tax-Managed Equity Fund qualifies for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2021, the International Tax-Managed Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Tax-Managed Equity Fund from sources within foreign countries and possessions of the United States was $0.3526 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Tax-Managed Equity Fund during the year from foreign sources was 90.97%. The total amount of taxes paid by the International Tax-Managed Equity Fund to such countries was $0.0339 per share.

For the fiscal year ended December 31, 2021, 79.37% and 100% of the dividends paid from net investment company taxable income by the International Tax-Managed Equity and U.S. Tax-Managed Equity Funds respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

59

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.21 trillion in assets under supervision as of December 31, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.

FinancialSquare FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of December 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 268340-OTU-1555017 TAXADVAR-22

Goldman Sachs Funds

Annual Report	December 31, 2021

Tax-Advantaged Equity Funds II
U.S. Equity Dividend and Premium
International Equity Dividend and Premium

Goldman Sachs Tax-Advantaged Equity Funds II

∎	U.S. EQUITY DIVIDEND AND PREMIUM

∎	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds II

Market Review

During the 12 months ended December 31, 2021 (the “Reporting Period”), the performance of the U.S. and international equity markets were influenced most by the distribution of COVID-19 vaccines, improving economic and employment conditions, rising inflation, higher interest rates, and continued fiscal stimulus and accommodative monetary policies from central banks and governments.

U.S. Equities

Representing the U.S. equity market, the S&P 500® Index returned 28.71% during the Reporting Period. The U.S. equity market rose in each of the four quarters of 2021, closing near its all-time high and posting its third consecutive year of double-digit gains.

In the first quarter of 2021, when the Reporting Period began, rising bond yields and a value-led equity market dominated. The two key drivers of this performance were the Democrat victory in Georgia in January, paving the way for massive additional U.S. fiscal stimulus and progress in the COVID-19 vaccine rollout. An increase in the 10-year U.S. Treasury yield benefited financials and value stocks. The accelerating rollout of COVID-19 vaccines boosted investors’ hopes of a sustainable reopening of the economy. Small-cap stocks, which tend to be more cyclical and domestically focused, performed particularly well. The passage of President Biden’s stimulus package led to upgrades in consensus forecasts for U.S. Gross Domestic Product (“GDP”) growth for the year. Some investors worried the size of the U.S. stimulus could provoke a pickup in inflation. However, despite upgrading its growth forecasts for the year and expecting unemployment to decline, the U.S. Federal Reserve (the “Fed”) did not believe inflation would be meaningfully above target and did not expect to raise interest rates before 2024.

Discussions throughout the second quarter of 2021 centered on the central bank liquidity tailwind, fiscal stimulus, COVID-19 vaccine progress, reopening momentum, strong corporate profits and robust equity inflows. While inflation concerns were fairly pervasive, the Fed remained consistent in its messaging around expectations that price pressures would be transitory. The peak inflation theme gained traction as the quarter progressed, even as economists suggested the transitory period may be longer than expected. Corporate earnings season brought a round of outsized beats over consensus estimates, along with corporate commentary highlighting some input pressure offset for companies with above-average pricing power or productivity initiatives. Despite a late-quarter agreement between the White House and a bipartisan group of Senators on the framework of a physical infrastructure package, the path to additional fiscal stimulus remained complicated.

The U.S. equity market increased only marginally in the third quarter of 2021, as measured by the S&P 500® Index. Other major U.S. equity indices posted negative returns for the quarter. In July and August, the second quarter’s rally continued, as the focus remained on easy financial conditions, accommodative monetary policy, pent-up consumer demand, positive earnings sentiment, resilient operating margins, corporate buybacks and retail inflows. Some economic indicators, including higher inflation and lower than consensus expected retail sales and manufacturing activity, were causes of concern among investors, though the market and the Fed remained largely optimistic. Sentiment deteriorated in September as the spread of the COVID-19 Delta variant dampened reopening momentum and the Fed signaled for a slowdown of asset purchases. A still complicated path to fiscal stimulus in the House of Representatives, the then-looming debt ceiling discussion, and global risk events, including supply-chain disruptions and input price pressures, all put a strain on the U.S. equity market. September also saw a global risk asset sell-off on the heels of Chinese real estate developers’ leverage concerns and a spike in energy prices. U.S. Treasury yields climbed, as the global bond market posted its weakest month since March 2020.

The U.S. equity market, as measured by the S&P 500® Index, then rose strongly, logging its best performing quarter in the fourth quarter of 2021 since the fourth quarter of 2020 on the heels of robust consumer spending, strong corporate earnings results and passage of the U.S. government’s infrastructure plan. There remained a few areas of concern still intact, including the Omicron variant of COVID-19, which emerged in late November, persistent inflation and supply-chain pressures, acceleration in the Fed’s asset purchase tapering, and the fate of the social spending bill in Congress. Strong corporate earnings in October propelled U.S. equities higher despite the overhanging supply-chain issues and persistently high inflation. More than 80% of the S&P 500® Index constituent companies reported upside surprises. The positive momentum continued into November, and the passage of the infrastructure bill boosted market sentiment until the World Health Organization announced Omicron as a variant of concern given its potentially heightened transmissibility. Increased case counts around the world and travel restrictions added pressure to the

1

MARKET REVIEW

equities markets globally. Moreover, the fate of the social spending bill was punted into 2022. However, in December, studies showed the Omicron variant tends to cause less severe symptoms. The Fed also announced an accelerated timeline for tapering its asset purchases, doubling its pace from a decrease of $15 billion a month in corporate debt purchases to a decrease of $30 billion a month. The U.S. equity market rallied in December on positive seasonality and improved sentiment, closing the year on a high note. On the economic data front, inflation remained high in the fourth quarter, though the “peak inflation” narrative gained traction with cooler consumer confidence and manufacturing readings.

For the Reporting Period overall, all 11 sectors in the S&P 500® Index posted double-digit positive absolute returns. Energy, real estate and financials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were utilities, consumer staples and industrials.

Within the U.S. equity market, all capitalization segments posted positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks modestly outperformed value stocks in the large-cap segment of the U.S. equity market during the Reporting Period, but value stocks significantly outperformed growth stocks in the mid- and small-cap segments during the same time frame. (All as measured by the FTSE Russell indices.)

International Equities

International equities rallied, but underperformed the U.S. equity market, during the Reporting Period. The MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of 11.26%.1

International equity markets overcame bouts of volatility during the first quarter of 2021 to surge to new highs during March, driven by two key themes — the accelerating rollout of the COVID-19 vaccines globally and the ongoing commitment from central banks around the world to support the economic recovery. Accelerating GDP growth, normalizing inflation and steepening yield curves laid the foundation for the “reflation trade,” as investors started to price in a brighter future. (Reflation is the inflation that typically comes immediately after a low-point in the economic cycle—often after economic stimulus, and the reflation trade is the purchase of specific stocks or sectors believed to outperform in that type of environment.) Markets took a sharp turn away from momentum stocks and favored cyclical sectors, many of which tend to be more value oriented. European equities were less impacted by inflation fears, as reopening progress pushed travel and leisure stocks higher, and U.K. equities were additionally buoyed by gains in energy prices. Markets welcomed the European Central Bank’s (“ECB”) decision to increase the pace of its Pandemic Emergency Purchase Programme (“PEPP”) asset purchases in response to the bond sell-off there. Markets also overcame pressure as AstraZeneca vaccine safety concerns and new local lockdown measures in France dampened near-term recovery prospects. March’s Euro-area Manufacturing Purchasing Managers Index posted a historical high. Japanese equities rose during the quarter, rallying on the back of a sharp rotation from growth to value stocks. Investor sentiment was also supported by the consistent weakness of the yen against the U.S. dollar and the rally in U.S. equities.

The rotation from growth to value stocks took a breather in April 2021, with growth stocks outperforming their value counterparts. Starting in May 2021, equity markets across the world were impacted by rising commodity prices, which stoked fears of earlier than consensus expected interest rate hikes from central banks, particularly the U.S. Fed. In June, international equities rallied following a weaker than consensus expected U.S. payrolls report that eased concerns of a shift to tighter monetary policy. Overall, discussions during the quarter centered on central bank liquidity tailwinds, fiscal stimulus, COVID-19 vaccine progress, economic reopening momentum, strong corporate profits and robust equity inflows. While inflation concerns were fairly pervasive, the Fed remained consistent in its messaging around expectations that price pressures would be transitory. European equities advanced for the fifth straight quarter amid a sharp rebound in economic growth, an accelerating COVID-19 vaccine rollout and significantly better than consensus expected first quarter 2021 corporate earnings. Cyclical stocks generated the best returns, although sector performance was broadly positive. The ECB maintained its accommodative monetary policy stance, while also upgrading its GDP growth forecast and raising its inflation forecast for both 2021 and 2022. In the U.K., the Bank of England (“BOE”) raised its economic growth forecast for 2021 and tapered its pace of asset purchases. In Japan, state of emergency measures following a third

[1]	All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

wave of COVID-19 cases that had begun in March 2021 and slowing COVID-19 vaccine rollouts weighed on investor sentiment for the majority of the second calendar quarter. However, the Japanese equity market rallied strongly during the first half of June, likely driven by the increased pace of inoculations. This exuberance was short-lived, however, as the direction of the Japanese equity market again turned sharply down in the middle of June in step with the U.S. equity markets.

International equities fell during the third quarter of 2021 for the first time in six quarters. During the first half of the quarter, the international equity markets delivered strong returns, continuing the trend from the second calendar quarter along with an additional focus on positive corporate earnings as well as accommodative monetary policies. Pandemic-related pressures appeared to be easing, and economic activity appeared to be increasing. However, the markets receded in the second half of the third calendar quarter, primarily due to the Fed’s announcements around tapering of monthly asset purchase plans but also due to heightened worries around an increase in interest rates, global supply-chain concerns, COVID-19 Delta variant cases and China’s government regulations on Chinese technology stocks. Then, a debt crisis at one of China’s largest property developers destabilized markets. All that said, European equities advanced for the sixth straight quarter, as risk sentiment was bolstered by robust corporate earnings, solid economic growth and an accommodative policy environment. The ECB signaled it would maintain interest rates at record lows for a longer period to support the economic recovery and unveiled a new flexible inflation policy framework. In the U.K., the BOE left monetary policy unchanged but signaled it was moving closer to raising its interest rates. Japanese equities also advanced during the quarter, rebounding largely on the Tokyo Olympics that began in July 2021 and on the election of Fumio Kishida to be the nation’s next prime minister. Prime Minister Kishida was widely expected to compile a sizable fiscal package to shore up the Japanese economy. Bringing the MSCI EAFE Index into negative territory for the quarter were the equity markets of Germany and the Pacific Basin ex-Japan, which declined.

Many of the concerns that dominated the international equity markets in September 2021 ebbed somewhat in October, and the MSCI EAFE Index returned to positive territory, supported in Europe and the U.K. particularly by favorable third calendar quarter corporate earnings reports. The Japanese equity market declined in October as investors digested the prospects of new prime minister Kishida ahead of the general election that took place on October 31. Global news flow was generally negative in the first half of October, especially from China, but the sustained strength of U.S. equity markets provided some support for Japan. Equity markets in the Pacific Basin ex-Japan rose, rallying on both positive corporate earnings guidance and an ongoing decline in the number of new COVID-19 cases in many countries in the region. However, shares were weaker toward the end of the month with ongoing concerns around rising energy prices, higher inflation and ongoing tensions between the U.S. and China weighing on investment sentiment.

International equities then gave back its returns after a strong October, with the MSCI EAFE Index delivering a negative return in November 2021. The markets suffered over fears of the new Omicron variant of COVID-19 weighing on sentiment, led by Europe, which saw rising COVID-19 hospitalizations and varied restrictions. The emergence of the potentially more transmissible Omicron variant triggered a sell-off among global risk assets on the day after the U.S.’ Thanksgiving, as investors fled to safety. Travel restrictions were re-imposed to curtail the spread of the new variant, while lockdown measures in Europe amid rising cases and deaths sought to have the same effect. Persistently high inflation weighed on market sentiment as well. Japan’s equities underperformed the MSCI EAFE Index due both to inflation and supply-chain issues as well as to concerns round the spread of the new COVID-19 variant—the same narrative that affected their global counterparts. Following the sell-off in November, international equities saw a strong rebound in December 2021, as the initial scare of the Omicron variant dissipated. Studies of the variant showed that while it may be more contagious than other variants, it was likely not as severe as initially feared, with a smaller share of infections resulting in hospitalizations. This led to an improvement in investor sentiment, as widespread major restrictions became less likely. Value stocks outperformed growth stocks in December, which benefited international equities, due to their relatively high value/cyclical exposures.

For the Reporting Period overall, 10 of the 11 sectors of the MSCI EAFE Index gained, with energy leading the way, followed by information technology and financials. Communication services was the weakest performer on the basis of total return during the Reporting Period, followed by utilities and real estate.

From a country perspective, Austria was by far the strongest individual country constituent in the MSCI EAFE Index on a relative basis during the Reporting Period, followed by the Netherlands, Sweden, Norway and France. New Zealand and Hong Kong most

3

MARKET REVIEW

significantly lagged the MSCI EAFE Index on a relative basis during the Reporting Period, each generating a negative total return. Portugal, Spain and Japan each posted a positive total return but also significantly underperformed the MSCI EAFE Index during the Reporting Period.

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 22.42%, 21.48%, 22.82%, 22.78%, 22.85% and 22.93%, respectively. These returns compare to the 28.71% average annual total return of the Fund’s primary benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period. The Bloomberg U.S. Aggregate Bond Index, the secondary benchmark, returned -1.54%.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg U.S. Aggregate Bond Index is useful to investors.

Q What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, security selection detracted from the Fund’s relative returns. In particular, the Fund was hurt by its bias toward stocks with higher dividend yields. On a sector level, investments in materials, health care and communication services had a negative impact on relative performance. The Fund benefited somewhat from stock selection in the consumer discretionary and energy sectors.

The sale of call options on the S&P 500® Index detracted from the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.
Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the S&P 500® Index appreciated, and thus the Fund’s call writing detracted from performance.

Call option writing has the potential to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 18.25% compared to the realized volatility of the S&P 500® Index of 19.60%. During the Reporting Period, the realized daily volatility of the Fund was 10.17% compared to the realized volatility of the S&P 500® Index of 12.99%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on Goldman Sachs Asset Management calculations.

5

PORTFOLIO RESULTS

Institutional Share class during the Reporting Period was 1.88% compared to 1.30% for the S&P 500® Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of December 31, 2021, the Standardized 30-Day Subsidized Yield was 1.18% and the Standardized 30-Day Unsubsidized Yield was 1.19%.[2]

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500® Index, the Fund was hurt by its overweight positions in medical device maker Medtronic and telecommunications companies AT&T and Verizon Communications. The Fund was overweight all three stocks primarily due to their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results?

A	The Fund benefited from its overweight positions versus the S&P 500® Index in Pfizer, a pharmaceutical and biotechnology company, and PacWest Bancorp, a bank holding company. Lack of exposure to Global Payments also bolstered relative performance. The Fund was overweight Pfizer and PacWest Bancorp mainly because of their attractive dividend yields and/or risk metrics. The Fund’s avoidance of Global Payments was largely because of its unattractive dividend yield and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a negative impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on Goldman Sachs Asset Management calculations

6

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of December 31, 2021

TOP TEN HOLDINGS AS OF 12/31/21[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	7.3%	Technology Hardware & Equipment
Microsoft Corp.	6.3	Software & Services
Amazon.com, Inc.	3.8	Retailing
Alphabet, Inc. Class A	2.7	Media & Entertainment
Tesla, Inc.	2.3	Automobiles & Components
Meta Platforms, Inc. Class A	2.1	Media & Entertainment
NVIDIA Corp.	2.0	Semiconductors & Semiconductor Equipment
Pfizer, Inc.	1.8	Pharmaceuticals, Biotechnology & Life Sciences

Home Depot, Inc. (The)	1.6	Retailing

JPMorgan Chase & Co.	1.4	Banks

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2021

The following graph shows the value as of December 31, 2021, of a $1,000,000 investment made on January 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index, respectively, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity Dividend and Premium Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	22.42%	13.19%	12.50%	—
Including sales charges	15.66%	11.91%	11.86%	—

Class C
Excluding contingent deferred sales charges	21.48%	12.35%	11.66%	—
Including contingent deferred sales charges	20.43%	12.35%	11.66%	—

Institutional	22.82%	13.63%	12.93%	—

Investor	22.78%	13.49%	12.78%	—

Class R6 (Commenced April 30, 2018)	22.85%	N/A	N/A	14.98%

Class P (Commenced April 17, 2018)	22.93%	N/A	N/A	14.18%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

8

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 8.94%, 8.22%, 9.38%, 9.15%, 9.38% and 9.37%, respectively. These returns compare to the 11.26% average annual total return of the Fund’s primary benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (“MSCI EAFE Index”). The Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged), the secondary benchmark, returned -4.71%.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Stock selection detracted from the Fund’s relative performance during the Reporting Period. Specifically, the Fund’s bias toward stocks with higher dividend yields had a negative impact on results. On a sector level, the Fund was hurt by security selection in materials, energy and consumer discretionary. Investments in the information technology, communication services and utilities sectors contributed positively to relative returns.

The sale of call options on the MSCI EAFE Index detracted from the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. While the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the MSCI EAFE Index appreciated, and thus the Fund’s call writing detracted from performance.

Call option writing has the potential to reduce Fund volatility. However, since its inception, the realized daily volatility of the Fund has been 20.11% compared to the realized volatility of the MSCI EAFE Index of 18.26%. During the Reporting Period, the realized daily volatility of the Fund was 11.10% compared to the realized volatility of the MSCI EAFE Index of 11.61%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 3.91% compared to 2.57% for the MSCI EAFE Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.)

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on Goldman Sachs Asset Management calculations.

9

PORTFOLIO RESULTS

The Fund’s dividend yield served to enhance its quarterly net income distributions. As of December 31, 2021, the Standardized 30-Day Subsidized Yield was 2.59% and the Standardized 30-Day Unsubsidized Yield was 2.92%.[2]

Q	Which individual stock holdings detracted significantly from relative performance?

A	Compared to the MSCI EAFE Index, the Fund was hampered by its overweight positions in Australian investment manager Magellan Financial Group, Spanish electric utility Endesa and Japan-based auto auction company USS Co. The Fund was overweight all three stocks primarily because of their attractive dividend yield and/or risk metrics.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	During the Reporting Period, the Fund benefited from overweight positions compared to the Index in Nordea Bank, a Finland-based financial services group; Tokyo Electron, a Japanese electronics and semiconductor company; and Partners Group Holding, a Switzerland-based global private equity firm. We chose to overweight all three stocks largely because of their attractive dividend yields and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a negative impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on Goldman Sachs Asset Management calculations.

10

FUND BASICS

International Equity Dividend and Premium Fund

as of December 31, 2021

TOP TEN HOLDINGS AS OF 12/31/21[1]

Company	% of Net Assets	Line of Business	Country

Nestle SA (Registered)	2.9%	Food, Beverage & Tobacco	Switzerland
ASML Holding NV	2.4	Semiconductors & Semiconductor Equipment	Netherlands
Toyota Motor Corp.	1.8	Automobiles & Components	Japan
Nordea Bank Abp	1.8	Banks	Finland
LVMH Moet Hennessy Louis Vuitton SE	1.8	Consumer Durables & Apparel	France
GlaxoSmithKline plc ADR	1.7	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
Roche Holding AG	1.7	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Zurich Insurance Group AG	1.6	Insurance	Switzerland
National Australia Bank Ltd.	1.4	Banks	Australia
Rio Tinto plc ADR	1.4	Materials	Australia

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2021

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2021

The following graph shows the value as of December 31, 2021, of a $1,000,000 investment made on January 1, 2012 in Investor Shares at NAV. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the MSCI EAFE Index (Net, USD, Unhedged) and the Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged), respectively, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Dividend and Premium Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2012 through December 31, 2021.

Average Annual Total Return through December 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	8.94%	6.11%	4.91%	—
Including sales charges	2.91%	4.93%	4.33%	—

Class C
Excluding contingent deferred sales charges	8.22%	5.33%	4.12%	—
Including contingent deferred sales charges	7.20%	5.33%	4.12%	—

Institutional	9.38%	6.49%	5.30%	—

Investor	9.15%	6.35%	5.14%	—

Class R6 (Commenced April 30, 2018)	9.38%	N/A	N/A	2.74%

Class P (Commenced April 17, 2018)	9.37%	N/A	N/A	2.35%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

12

FUND BASICS

Index Definitions

The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes.

The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

The MSCI EAFE Index (net, USD, unhedged) is an unmanaged market capitalization weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses.

The Bloomberg Global Aggregate Bond Index (gross, USD, unhedged) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

It is not possible to invest directly in an unmanaged index.

13

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 101.7%
Automobiles & Components – 2.6%
49,100	Autoliv, Inc.	$5,077,431
58,819	Gentex Corp.	2,049,842
6,000	Lear Corp.	1,097,700
12,300	QuantumScape Corp.*	272,937
68,840	Tesla, Inc.*	72,748,735

		81,246,645

Banks – 4.3%
114,200	Bank of America Corp.	5,080,758
16,600	Credicorp Ltd.	2,026,362
240,200	First Horizon Corp.	3,922,466
177,300	FNB Corp.	2,150,649
1,012,100	Huntington Bancshares, Inc.	15,606,582
269,929	JPMorgan Chase & Co.(a)(b)	42,743,257
31,699	New York Community Bancorp, Inc.(b)	387,045
148,700	PacWest Bancorp	6,716,779
939,299	People’s United Financial, Inc.(b)	16,738,308
37,300	PNC Financial Services Group, Inc. (The)	7,479,396
222,600	Truist Financial Corp.	13,033,230
416,600	Umpqua Holdings Corp.	8,015,384
96,800	US Bancorp	5,437,256
145,000	Wells Fargo & Co.	6,957,100

		136,294,572

Capital Goods – 5.9%
126,668	3M Co.	22,500,037
73,387	Caterpillar, Inc.	15,172,028
865	Crane Co.	87,996
38,462	Cummins, Inc.	8,390,101
83,662	Eaton Corp. plc	14,458,467
82,661	Emerson Electric Co.	7,684,993
126,498	Fastenal Co.	8,103,462
71,124	Honeywell International, Inc.	14,830,065
14,822	Hubbell, Inc.	3,086,978
72,450	Illinois Tool Works, Inc.	17,880,660
82,734	Lockheed Martin Corp.	29,404,491
84,100	MSC Industrial Direct Co., Inc. Class A	7,069,446
7,943	nVent Electric plc	301,834
23,800	Plug Power, Inc.*	671,874
272,430	Raytheon Technologies Corp.	23,445,326
30,300	Sunrun, Inc.*	1,039,290
9,652	Timken Co. (The)	668,787
4,900	Virgin Galactic Holdings, Inc.*	65,562
27,699	Watsco, Inc.	8,666,463

		183,527,860

Commercial & Professional Services – 0.0%
16,200	ManpowerGroup, Inc.	1,576,746

Consumer Durables & Apparel – 1.1%
2,433	Capri Holdings Ltd.*	157,926
2,600	Deckers Outdoor Corp.*	952,406
41,103	Garmin Ltd.	5,596,741
6,827	Lennar Corp. Class B	652,798

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
1,037	Lululemon Athletica, Inc.*	405,933
124,000	NIKE, Inc. Class B	20,667,080
5,200	Peloton Interactive, Inc. Class A*	185,952
2,000	Skechers USA, Inc. Class A*	86,800
21,676	Tempur Sealy International, Inc.	1,019,422
45,420	Toll Brothers, Inc.	3,287,954
1,700	TopBuild Corp.*	469,047

		33,482,059

Consumer Services – 0.9%
11,871	Aramark	437,446
7,800	Bright Horizons Family Solutions, Inc.*	981,864
7,900	Chegg, Inc.*	242,530
3,627	Choice Hotels International, Inc.	565,776
181,100	H&R Block, Inc.	4,266,716
11,719	Hyatt Hotels Corp. Class A*	1,123,852
46,000	Mister Car Wash, Inc.*	837,660
15,465	Planet Fitness, Inc. Class A*	1,400,820
30,800	Six Flags Entertainment Corp.*	1,311,464
93,400	Starbucks Corp.	10,924,998
68,700	Travel + Leisure Co.	3,797,049
14,277	Wendy’s Co. (The)	340,506
14,043	Wyndham Hotels & Resorts, Inc.	1,258,955

		27,489,636

Diversified Financials – 3.8%
65,098	Ally Financial, Inc.	3,099,316
61,260	American Express Co.	10,022,136
113,900	Apollo Global Management, Inc.	8,249,777
107,300	Ares Management Corp.	8,720,271
66,126	Berkshire Hathaway, Inc. Class B*	19,771,674
13,500	BlackRock, Inc.	12,360,060
28,900	Carlyle Group, Inc. (The)	1,586,610
138,200	Equitable Holdings, Inc.	4,531,578
227,800	Franklin Resources, Inc.	7,629,022
79,100	Janus Henderson Group plc	3,317,454
5,800	Jefferies Financial Group, Inc.	225,040
222,164	Morgan Stanley	21,807,618
18,800	OneMain Holdings, Inc.	940,752
23,300	Santander Consumer USA Holdings, Inc.	979,066
65,200	T. Rowe Price Group, Inc.	12,820,928
1,300	Upstart Holdings, Inc.*	196,690
120,000	Virtu Financial, Inc. Class A	3,459,600

		119,717,592

Energy – 1.9%
237,098	Chevron Corp.	27,823,450
111,000	ConocoPhillips	8,011,980
395,119	Exxon Mobil Corp.(b)	24,177,332

		60,012,762

Food & Staples Retailing – 0.5%
222,000	Walgreens Boots Alliance, Inc.	11,579,520
38,141	Walmart, Inc.	5,518,621

		17,098,141

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – 3.5%
572,400	Coca-Cola Co. (The)(a)	$33,891,804
86,800	Coca-Cola Europacific Partners plc	4,854,724
93,600	Flowers Foods, Inc.	2,571,192
144,834	General Mills, Inc.	9,758,915
6,100	Keurig Dr Pepper, Inc.	224,846
282,100	Kraft Heinz Co. (The)	10,127,390
151,782	PepsiCo, Inc.	26,366,051
223,154	Philip Morris International, Inc.	21,199,630

		108,994,552

Health Care Equipment & Services – 5.2%
154,142	Abbott Laboratories	21,693,945
8,000	Align Technology, Inc.*	5,257,440
18,679	Anthem, Inc.	8,658,464
162,600	Cardinal Health, Inc.	8,372,274
43,300	Cigna Corp.	9,942,979
125,878	CVS Health Corp.	12,985,574
8,800	DexCom, Inc.*	4,725,160
8,500	Insulet Corp.*	2,261,595
17,400	Intuitive Surgical, Inc.*	6,251,820
273,653	Medtronic plc	28,309,403
3,000	Novocure Ltd.*	225,240
3,241	Penumbra, Inc.*	931,204
56,740	Stryker Corp.	15,173,411
700	Tandem Diabetes Care, Inc.*	105,364
78,177	UnitedHealth Group, Inc.(a)	39,255,799

		164,149,672

Household & Personal Products – 1.5%
97,998	Kimberly-Clark Corp.	14,005,874
195,798	Procter & Gamble Co. (The)(a)	32,028,637
11,000	Reynolds Consumer Products, Inc.	345,400

		46,379,911

Insurance – 2.6%
13,100	Axis Capital Holdings Ltd.	713,557
21,400	CNA Financial Corp.	943,312
1,800	Erie Indemnity Co. Class A	346,788
144,400	Fidelity National Financial, Inc.	7,534,792
42,800	First American Financial Corp.	3,348,244
221,899	Mercury General Corp.	11,773,961
570,806	Old Republic International Corp.	14,030,411
152,399	Principal Financial Group, Inc.	11,023,020
245,100	Prudential Financial, Inc.	26,529,624
164,400	Unum Group	4,039,308

		80,283,017

Materials – 3.2%
55,126	Air Products and Chemicals, Inc.	16,772,637
875,000	Amcor plc	10,508,750
2,203	Ashland Global Holdings, Inc.	237,022
258,000	Huntsman Corp.	8,999,040
49,700	International Flavors & Fragrances, Inc.	7,487,305
204,999	International Paper Co.	9,630,853
58,119	Linde plc	20,134,165

Common Stocks – (continued)
Materials – (continued)
63,280	Newmont Corp.	3,924,626
35,000	Packaging Corp. of America	4,765,250
1,599	Reliance Steel & Aluminum Co.	259,390
24,900	Sonoco Products Co.	1,441,461
243,100	Southern Copper Corp.	15,001,701
36,303	Steel Dynamics, Inc.	2,253,327
18,636	Sylvamo Corp.*	519,758

		101,935,285

Media & Entertainment – 8.5%
29,168	Alphabet, Inc. Class A*(a)	84,500,863
12,466	Alphabet, Inc. Class C*(a)	36,071,493
344,619	Comcast Corp. Class A	17,344,674
277,202	Interpublic Group of Cos., Inc. (The)	10,381,310
191,894	Meta Platforms, Inc. Class A*	64,543,547
29,923	Netflix, Inc.*	18,026,812
176,900	Omnicom Group, Inc.	12,961,463
30,800	Pinterest, Inc. Class A*	1,119,580
928	Roku, Inc.*	211,770
64,900	Skillz, Inc.*	482,856
27,300	Snap, Inc. Class A*	1,283,919
125,050	Walt Disney Co. (The)*	19,368,994

		266,297,281

Pharmaceuticals, Biotechnology & Life Sciences – 8.3%
8,500	10X Genomics, Inc. Class A*	1,266,160
279,286	AbbVie, Inc.(a)	37,815,325
21,300	Adaptive Biotechnologies Corp.*	597,678
845	Alnylam Pharmaceuticals, Inc.*	143,295
49,202	Amgen, Inc.	11,068,974
355,801	Bristol-Myers Squibb Co.(a)	22,184,192
15,600	Danaher Corp.	5,132,556
56,878	Eli Lilly & Co.	15,710,841
2,608	Exact Sciences Corp.*	202,981
209,994	Gilead Sciences, Inc.	15,247,664
5,100	Iovance Biotherapeutics, Inc.*	97,359
212,934	Johnson & Johnson	36,426,620
2,200	Maravai LifeSciences Holdings, Inc. Class A*	92,180
414,453	Merck & Co., Inc.	31,763,678
29,085	Moderna, Inc.*	7,387,008
900	Natera, Inc.*	84,051
1,300	Novavax, Inc.*	185,991
944,399	Pfizer, Inc.	55,766,761
10,500	Repligen Corp.*	2,780,820
487	Seagen, Inc.*	75,290
23,708	Thermo Fisher Scientific, Inc.	15,811,200

		259,840,624

Real Estate – 2.7%
80,291	American Homes 4 Rent Class A (REIT)	3,501,491
44,401	American Tower Corp. (REIT)	12,987,293
3,320	Brixmor Property Group, Inc. (REIT)	84,361
14,887	Camden Property Trust (REIT)	2,660,009
3,658	Cousins Properties, Inc. (REIT)	147,344

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
39,200	Crown Castle International Corp. (REIT)	$8,182,608
7,800	CubeSmart (REIT)	443,898
1,403	EPR Properties (REIT)	66,628
11,600	Equinix, Inc. (REIT)	9,811,744
23,100	Equity LifeStyle Properties, Inc. (REIT)	2,024,946
7,366	Gaming and Leisure Properties, Inc. (REIT)	358,430
1,826	Healthcare Trust of America, Inc. Class A (REIT)	60,970
90,500	Invitation Homes, Inc. (REIT)	4,103,270
5,566	National Retail Properties, Inc. (REIT)	267,465
1,941	Orion Office REIT, Inc. (REIT)*	36,238
8,383	Park Hotels & Resorts, Inc. (REIT)*	158,271
90,627	Prologis, Inc. (REIT)	15,257,962
19,410	Realty Income Corp. (REIT)	1,389,562
31,100	SBA Communications Corp. (REIT)	12,098,522
1,781	Spirit Realty Capital, Inc. (REIT)	85,826
12,591	STORE Capital Corp. (REIT)	433,130
29,993	Sun Communities, Inc. (REIT)	6,297,630
10,400	VICI Properties, Inc. (REIT)	313,144
21,775	Zillow Group, Inc. Class A*	1,354,841
21,502	Zillow Group, Inc. Class C*	1,372,903

		83,498,486

Retailing – 7.1%
35,286	Amazon.com, Inc.*(a)	117,655,521
68,600	Best Buy Co., Inc.	6,969,760
3,907	Burlington Stores, Inc.*	1,138,930
3,275	Carvana Co.*	759,112
300	Chewy, Inc. Class A*	17,691
31,700	Dick’s Sporting Goods, Inc.	3,645,183
2,400	DoorDash, Inc. Class A*	357,360
4,100	Farfetch Ltd. Class A*	137,063
1,981	Five Below, Inc.*	409,849
1,700	Floor & Decor Holdings, Inc. Class A*	221,017
118,176	Home Depot, Inc. (The)	49,044,222
300	Lithia Motors, Inc.	89,085
86,599	Lowe’s Cos., Inc.	22,384,109
918	MercadoLibre, Inc.*	1,237,831
10,700	Penske Automotive Group, Inc.	1,147,254
237,400	Qurate Retail, Inc. Series A	1,804,240
56,615	Target Corp.	13,102,976
10,900	Vroom, Inc.*	117,611
6,162	Wayfair, Inc. Class A*	1,170,595
16,500	Williams-Sonoma, Inc.	2,790,645

		224,200,054

Semiconductors & Semiconductor Equipment – 7.3%
107,917	Advanced Micro Devices, Inc.*	15,529,256
72,000	Analog Devices, Inc.	12,655,440
78,600	Applied Materials, Inc.	12,368,496
56,690	Broadcom, Inc.	37,722,093
356,609	Intel Corp.	18,365,364
24,453	Lam Research Corp.	17,585,375
46,701	Marvell Technology, Inc.	4,085,870

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
210,800	NVIDIA Corp.	61,998,388
116,997	QUALCOMM, Inc.	21,395,241
1,600	SolarEdge Technologies, Inc.*	448,912
144,350	Texas Instruments, Inc.(a)	27,205,645
1,100	Wolfspeed, Inc.*	122,947

		229,483,027

Software & Services – 14.5%
52,800	Accenture plc Class A	21,888,240
30,591	Adobe, Inc.*	17,346,932
9,000	Alteryx, Inc. Class A*	544,500
4,300	Anaplan, Inc.*	197,155
27,608	Automatic Data Processing, Inc.	6,807,581
4,000	Avalara, Inc.*	516,440
2,200	Bill.com Holdings, Inc.*	548,130
8,910	Block, Inc. Class A*	1,439,054
13,500	Cloudflare, Inc. Class A*	1,775,250
12,300	Coupa Software, Inc.*	1,944,015
18,100	Crowdstrike Holdings, Inc. Class A*	3,705,975
14,700	Datadog, Inc. Class A*	2,618,217
13,268	DocuSign, Inc.*	2,020,849
24,900	Dynatrace, Inc.*	1,502,715
5,500	Everbridge, Inc.*	370,315
5,400	Fastly, Inc. Class A*	191,430
2,500	Five9, Inc.*	343,300
9,500	HubSpot, Inc.*	6,261,925
234,201	International Business Machines Corp.	31,303,306
16,900	Intuit, Inc.	10,870,418
46,840	Kyndryl Holdings, Inc.*	847,804
62,200	Mastercard, Inc. Class A	22,349,704
586,733	Microsoft Corp.(a)(b)	197,330,042
2,722	MongoDB, Inc.*	1,440,891
6,827	Okta, Inc.*	1,530,409
72,500	Palantir Technologies, Inc. Class A*	1,320,225
140,700	Paychex, Inc.	19,205,550
94,300	PayPal Holdings, Inc.*	17,783,094
1,800	RingCentral, Inc. Class A*	337,230
75,135	salesforce.com, Inc.*	19,094,057
16,762	ServiceNow, Inc.*	10,880,382
8,200	Smartsheet, Inc. Class A*	635,090
7,800	Snowflake, Inc. Class A*	2,642,250
29,900	SolarWinds Corp.	424,281
34,000	Trade Desk, Inc. (The) Class A*	3,115,760
9,500	Twilio, Inc. Class A*	2,501,730
7,400	Unity Software, Inc.*	1,058,126
117,555	Visa, Inc. Class A	25,475,344
511,299	Western Union Co. (The)	9,121,574
1,200	Zendesk, Inc.*	125,148
1,800	Zoom Video Communications, Inc. Class A*	331,038
11,000	Zscaler, Inc.*	3,534,630

		453,280,106

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – 8.8%
1,284,856	Apple, Inc.(a)	$228,151,880
41,800	Avnet, Inc.	1,723,414
517,448	Cisco Systems, Inc.(a)	32,790,680
82,730	National Instruments Corp.	3,612,819
60,500	TE Connectivity Ltd.	9,761,070

		276,039,863

Telecommunication Services – 2.2%
1,340,528	AT&T, Inc.(a)	32,976,989
674,302	Verizon Communications, Inc.(b)	35,036,732

		68,013,721

Transportation – 1.9%
17,224	Lyft, Inc. Class A*	735,982
29,646	Norfolk Southern Corp.	8,825,911
55,000	Ryder System, Inc.	4,533,650
18,882	Uber Technologies, Inc.*	791,722
100,462	Union Pacific Corp.	25,309,392
88,698	United Parcel Service, Inc. Class B	19,011,529

		59,208,186

Utilities – 3.4%
182,200	Consolidated Edison, Inc.	15,545,304
111,097	Dominion Energy, Inc.	8,727,780
199,700	Duke Energy Corp.	20,948,530
210,300	OGE Energy Corp.	8,071,314
847,601	PPL Corp.	25,478,886
37,000	Sempra Energy	4,894,360
316,501	Southern Co. (The)	21,705,639

		105,371,813

TOTAL COMMON STOCKS
(Cost $2,104,634,521)		$3,187,421,611

Shares	Dividend Rate	Value

Investment Company(c) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,137,766	0.026%	$4,137,766
(Cost $4,137,766)

TOTAL INVESTMENTS – 101.8%
(Cost $2,108,772,287)		$3,191,559,377

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.8)%		(55,506,671)

NET ASSETS – 100.0%		$3,136,052,706

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Security is currently in default and/or non-income producing.
(a)	All or a portion of security is segregated as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

Currency Abbreviation:
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
S&P 500 E-Mini Index	(235)	03/18/2022	$(55,912,375)	$151,465

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At December 31, 2021, the Fund had the following written options contracts:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written options contracts:
Calls
S&P 500 Index	4,640 USD	01/31/2022	876	$(417,517,368)	$(14,690,520)	$(10,069,357)	$(4,621,163)
	4,660 USD	02/28/2022	788	(375,574,984)	(14,447,980)	(9,814,264)	(4,633,716)
	4,825 USD	03/31/2022	889	(423,713,402)	(9,730,105)	(9,732,772)	2,667

Total written options contracts			2,553		$(38,868,605)	$(29,616,393)	$(9,252,212)

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2021

Shares	Description	Value

Common Stocks – 98.8%
Australia – 8.9%
1,244	Afterpay Ltd. (Software & Services)*	$75,097
52,943	AGL Energy Ltd. (Utilities)	236,537
87,768	APA Group (Utilities)	642,092
462,911	Aurizon Holdings Ltd. (Transportation)	1,176,085
58,793	AusNet Services Ltd. (Utilities)	109,983
44,576	BHP Group Ltd. (Materials)	1,345,827
15,386	BHP Group plc (Materials)	457,806
36,465	Coles Group Ltd. (Food & Staples Retailing)	475,798
17,043	Commonwealth Bank of Australia (Banks)	1,252,853
809	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	171,104
80,273	Fortescue Metals Group Ltd. (Materials)	1,128,378
33,850	Magellan Financial Group Ltd. (Diversified Financials)	523,068
181,654	Medibank Pvt Ltd. (Insurance)	442,437
121,850	National Australia Bank Ltd. (Banks)	2,558,497
12,537	Rio Tinto Ltd. (Materials)	914,853
11,619	Rio Tinto plc (Materials)	766,230
37,882	Rio Tinto plc ADR (Materials)(a)(b)	2,535,821
9,879	Sonic Healthcare Ltd. (Health Care Equipment & Services)	335,059
31,640	Transurban Group (Transportation)	317,802
24,555	Wesfarmers Ltd. (Retailing)	1,059,461

		16,524,788

Belgium – 1.4%
27,782	Ageas SA/NV (Insurance)(b)	1,438,755
57,166	Proximus SADP (Telecommunication Services)	1,116,438

		2,555,193

Brazil – 0.2%
6,050	Yara International ASA (Materials)	305,030

China – 0.4%
40,000	ESR Cayman Ltd. (Real Estate)*(c)	135,304
8,118	Prosus NV (Retailing)*	672,374

		807,678

Denmark – 2.2%
4,611	Ambu A/S Class B (Health Care Equipment & Services)	121,702
6,158	Coloplast A/S Class B (Health Care Equipment & Services)	1,084,112
21,512	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,416,354
1,717	Tryg A/S (Insurance)	42,372
13,235	Vestas Wind Systems A/S (Capital Goods)	403,074

		4,067,614

Finland – 3.5%
7,102	Kone OYJ Class B (Capital Goods)	509,631
50,367	Neles OYJ (Capital Goods)	783,920

Common Stocks – (continued)
Finland – (continued)
7,263	Neste OYJ (Energy)	357,454
279,323	Nordea Bank Abp (Banks)	3,407,336
4,735	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	196,686
26,282	Sampo OYJ Class A (Insurance)(b)	1,315,230

		6,570,257

France – 9.9%
5,647	Airbus SE (Capital Goods)*(b)	722,499
21,873	Bouygues SA (Capital Goods)	782,966
1,796	Capgemini SE (Software & Services)(b)	440,165
131,614	Credit Agricole SA (Banks)(b)	1,876,462
21,499	Danone SA (Food, Beverage & Tobacco)(b)	1,336,367
3,705	Dassault Systemes SE (Software & Services)	219,875
8,725	Edenred (Software & Services)	402,906
1,617	Kering SA (Consumer Durables & Apparel)(b)	1,297,404
2,385	L’Oreal SA (Household & Personal Products)(b)	1,137,199
4,118	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)(b)	3,403,255
4,048	Orange SA (Telecommunication Services)	43,241
2,445	Pernod Ricard SA (Food, Beverage & Tobacco)	588,213
990	Publicis Groupe SA (Media & Entertainment)	66,700
3,760	Safran SA (Capital Goods)	460,312
22,801	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)(b)	2,287,944
31,547	TotalEnergies SE (Energy)(b)	1,605,750
1,533	Unibail-Rodamco-Westfield (REIT)*	107,278
2,233	Valeo (Automobiles & Components)	67,339
8,158	Vinci SA (Capital Goods)	861,606
40,756	Vivendi SE (Media & Entertainment)(b)	551,303
1,508	Worldline SA (Software & Services)*(c)	83,936

		18,342,720

Germany – 7.8%
1,494	adidas AG (Consumer Durables & Apparel)	430,190
1,868	Allianz SE (Registered) (Insurance)	440,584
24,132	BASF SE (Materials)(b)	1,693,714
15,734	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(b)	840,264
3,522	Bayerische Motoren Werke AG (Automobiles & Components)(b)	352,349
12,857	Bayerische Motoren Werke AG (Preference) (Automobiles & Components)(d)	1,066,188
16,296	Deutsche Post AG (Registered) (Transportation)(b)	1,048,172
23,641	Evonik Industries AG (Materials)(b)	763,734

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
808	GEA Group AG (Capital Goods)	$44,133
4,483	HelloFresh SE (Food & Staples Retailing)*	343,569
8,731	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	401,962
661	LEG Immobilien SE (Real Estate)	92,470
2,742	Porsche Automobil Holding SE (Preference) (Automobiles & Components)(d)	258,880
2,633	Puma SE (Consumer Durables & Apparel)	321,554
13,192	SAP SE (Software & Services)(b)	1,856,636
689	Sartorius AG (Preference) (Health Care Equipment & Services)(d)	465,999
14,147	Siemens AG (Registered) (Capital Goods)	2,450,301
2,182	Siemens Healthineers AG (Health Care Equipment & Services)(c)	162,688
266,202	Telefonica Deutschland Holding AG (Telecommunication Services)	738,389
1,154	Volkswagen AG (Preference) (Automobiles & Components)(d)	231,819
9,614	Vonovia SE (Real Estate)(b)	529,752

		14,533,347

Hong Kong – 2.2%
104,400	AIA Group Ltd. (Insurance)	1,053,693
28,000	Hang Lung Properties Ltd. (Real Estate)	57,598
98	Hong Kong & China Gas Co. Ltd. (Utilities)	153
14,596	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	853,632
1,100	Jardine Matheson Holdings Ltd. (Capital Goods)	60,486
181,487	Link REIT (REIT)	1,598,768
23,910	Sino Land Co. Ltd. (Real Estate)	29,772
500	Sun Hung Kai Properties Ltd. (Real Estate)	6,067
400	Swire Properties Ltd. (Real Estate)	1,003
24,000	Techtronic Industries Co. Ltd. (Capital Goods)	478,438

		4,139,610

Ireland – 0.7%
24,567	CRH plc (Materials)(b)	1,300,578

Israel – 0.2%
20,126	ICL Group Ltd. (Materials)	193,856
710	Wix.com Ltd. (Software & Services)*(a)	112,031

		305,887

Italy – 0.9%
9,895	Enel SpA (Utilities)	79,121
4,925	Eni SpA (Energy)(b)	68,447
1,974	Ferrari NV (Automobiles & Components)	508,120

Common Stocks – (continued)
Italy – (continued)
47,270	Mediobanca Banca di Credito Finanziario SpA (Banks)	542,682
2,098	Moncler SpA (Consumer Durables & Apparel)	151,619
48,755	Snam SpA (Utilities)	293,660

		1,643,649

Japan – 22.3%
2,400	ABC-Mart, Inc. (Retailing)	102,745
2,400	Advantest Corp. (Semiconductors & Semiconductor Equipment)	227,278
11,300	AGC, Inc. (Capital Goods)	539,836
7,100	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	115,556
1,600	Bandai Namco Holdings, Inc. (Consumer Durables & Apparel)	125,102
28,200	Bridgestone Corp. (Automobiles & Components)	1,210,701
22,100	Canon, Inc. (Technology Hardware & Equipment)	539,100
7,900	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	101,725
11,600	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	378,114
1,500	Dai-ichi Life Holdings, Inc. (Insurance)	30,255
27,400	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	697,369
1,200	Daikin Industries Ltd. (Capital Goods)	271,823
2,400	Daito Trust Construction Co. Ltd. (Real Estate)	275,331
132,700	Daiwa Securities Group, Inc. (Diversified Financials)	748,826
2,900	Denso Corp. (Automobiles & Components)	240,326
1,500	Disco Corp. (Semiconductors & Semiconductor Equipment)	458,479
6,400	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	363,314
2,000	FANUC Corp. (Capital Goods)	425,124
200	Fast Retailing Co. Ltd. (Retailing)	113,689
2,600	Fuji Electric Co. Ltd. (Capital Goods)	142,033
1,300	Hikari Tsushin, Inc. (Retailing)	200,210
16,000	Hino Motors Ltd. (Capital Goods)	131,935
1,916	Hirose Electric Co. Ltd. (Technology Hardware & Equipment)	322,002
1,400	Hitachi Ltd. (Capital Goods)	75,843
1,200	Honda Motor Co. Ltd. (Automobiles & Components)	34,141
3,500	Hoya Corp. (Health Care Equipment & Services)	519,371
3,100	Isuzu Motors Ltd. (Automobiles & Components)	38,584
54,000	ITOCHU Corp. (Capital Goods)	1,652,071
8,700	Japan Exchange Group, Inc. (Diversified Financials)	190,612

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
16,700	Japan Post Insurance Co. Ltd. (Insurance)	$268,267
21,900	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	442,204
6,400	JSR Corp. (Materials)	243,222
12,400	Kajima Corp. (Capital Goods)	142,507
9,300	Kakaku.com, Inc. (Media & Entertainment)	248,620
33,100	Kansai Electric Power Co., Inc. (The) (Utilities)	309,385
1,700	Kao Corp. (Household & Personal Products)	89,036
600	Keyence Corp. (Technology Hardware & Equipment)	377,255
3,600	Kikkoman Corp. (Food, Beverage & Tobacco)	303,160
3,000	Kintetsu Group Holdings Co. Ltd. (Transportation)*	83,864
38,100	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	613,672
12,500	Komatsu Ltd. (Capital Goods)	292,325
1,700	Kose Corp. (Household & Personal Products)	192,851
300	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	91,890
4,100	Lawson, Inc. (Food & Staples Retailing)	194,542
27,300	Lixil Corp. (Capital Goods)	728,281
6,100	M3, Inc. (Health Care Equipment & Services)	307,570
2,100	Makita Corp. (Capital Goods)	89,144
3,800	Mercari, Inc. (Retailing)*	193,334
40,900	Mitsubishi Corp. (Capital Goods)	1,298,702
23,400	Mitsubishi Electric Corp. (Capital Goods)	297,017
49,600	Mitsubishi HC Capital, Inc. (Diversified Financials)	245,398
162,300	Mitsubishi UFJ Financial Group, Inc. (Banks)	883,282
12,100	Mitsui & Co. Ltd. (Capital Goods)	286,744
13,700	MS&AD Insurance Group Holdings, Inc. (Insurance)	421,854
8,800	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	701,910
8,200	Nabtesco Corp. (Capital Goods)	242,966
400	Nidec Corp. (Capital Goods)	47,318
1,600	Nintendo Co. Ltd. (Media & Entertainment)	748,572
3,700	Nippon Express Co. Ltd. (Transportation)	218,370
1,000	Nippon Paint Holdings Co. Ltd. (Materials)	10,921
64	Nippon Prologis REIT, Inc. (REIT)	222,705
10,800	Nippon Yusen KK (Transportation)	823,532
11,600	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	167,346
4,200	Nitto Denko Corp. (Materials)	324,460
51,900	Nomura Holdings, Inc. (Diversified Financials)	226,058
14,700	Nomura Research Institute Ltd. (Software & Services)	628,437

Common Stocks – (continued)
Japan – (continued)
26,100	NSK Ltd. (Capital Goods)	167,681
2,200	Obic Co. Ltd. (Software & Services)	411,728
300	Odakyu Electric Railway Co. Ltd. (Transportation)	5,577
7,400	Olympus Corp. (Health Care Equipment & Services)	170,402
1,700	Omron Corp. (Technology Hardware & Equipment)	169,401
5,400	Otsuka Corp. (Software & Services)	257,486
45,300	Panasonic Corp. (Consumer Durables & Apparel)	497,974
13,200	Pola Orbis Holdings, Inc. (Household & Personal Products)	219,989
17,600	Recruit Holdings Co. Ltd. (Commercial & Professional Services)	1,071,061
66,300	Resona Holdings, Inc. (Banks)	257,654
1,000	Ryohin Keikaku Co. Ltd. (Retailing)	15,248
17,100	Seiko Epson Corp. (Technology Hardware & Equipment)	307,978
2,400	Sekisui House Ltd. (Consumer Durables & Apparel)	51,638
5,000	Shimadzu Corp. (Technology Hardware & Equipment)	211,190
3,900	Shin-Etsu Chemical Co. Ltd. (Materials)	676,944
2,300	Shiseido Co. Ltd. (Household & Personal Products)	128,309
113,800	SoftBank Corp. (Telecommunication Services)	1,437,360
2,700	SoftBank Group Corp. (Telecommunication Services)	129,438
3,800	Sompo Holdings, Inc. (Insurance)	160,260
7,500	Sony Group Corp. (Consumer Durables & Apparel)	947,087
12,600	Subaru Corp. (Automobiles & Components)	225,134
1,100	Sumitomo Metal Mining Co. Ltd. (Materials)	41,662
46,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,591,264
300	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	10,032
2,200	Sysmex Corp. (Health Care Equipment & Services)	296,959
38,200	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,043,178
3,000	TDK Corp. (Technology Hardware & Equipment)	117,078
6,100	Tohoku Electric Power Co., Inc. (Utilities)	43,359
6,400	Tokio Marine Holdings, Inc. (Insurance)	356,286
3,600	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	2,072,062
300	Tokyo Gas Co. Ltd. (Utilities)	5,385
3,900	TOTO Ltd. (Capital Goods)	179,936
185,100	Toyota Motor Corp. (Automobiles & Components)	3,421,128

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
57,500	USS Co. Ltd. (Retailing)	$898,364
3,000	Yamaha Corp. (Consumer Durables & Apparel)	148,006
200	Yamato Holdings Co. Ltd. (Transportation)	4,698
900	Yaskawa Electric Corp. (Capital Goods)	44,159
3,900	ZOZO, Inc. (Retailing)	121,603

		41,192,914

Macau – 0.2%
37,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	191,941
77,600	Sands China Ltd. (Consumer Services)*	180,094
108,800	Wynn Macau Ltd. (Consumer Services)*	88,351

		460,386

Netherlands – 5.2%
240	Adyen NV (Software & Services)*(c)	630,001
555	Argenx SE (Pharmaceuticals, Biotechnology & Life Sciences)*	197,362
601	ASM International NV (Semiconductors & Semiconductor Equipment)	264,961
5,588	ASML Holding NV (Semiconductors & Semiconductor Equipment)(b)	4,476,104
4,999	Heineken NV (Food, Beverage & Tobacco)	562,586
6,596	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	226,351
34,074	Koninklijke KPN NV (Telecommunication Services)	105,906
4,249	NN Group NV (Insurance)	229,787
24,710	Royal Dutch Shell plc Class A (Energy)(b)	541,328
86,152	Royal Dutch Shell plc Class B (Energy)(b)	1,891,603
14,656	Universal Music Group NV (Media & Entertainment)(b)	413,476

		9,539,465

New Zealand – 0.9%
9,788	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	219,286
48,186	Meridian Energy Ltd. (Utilities)	159,943
431,573	Spark New Zealand Ltd. (Telecommunication Services)	1,334,635

		1,713,864

Norway – 0.4%
12,697	DNB Bank ASA (Banks)	290,428
58	Gjensidige Forsikring ASA (Insurance)	1,407
9,166	Orkla ASA (Food, Beverage & Tobacco)	91,876
17,663	Telenor ASA (Telecommunication Services)	277,646

		661,357

Portugal – 0.1%
14,664	Galp Energia SGPS SA (Energy)	142,287

Common Stocks – (continued)
Russia – 0.9%
27,996	Coca-Cola HBC AG (Food, Beverage & Tobacco)*	969,371
74,513	Evraz plc (Materials)	609,205

		1,578,576

Saudi Arabia – 0.2%
3,837	Delivery Hero SE (Retailing)*(c)	424,720

Singapore – 1.4%
2,800	City Developments Ltd. (Real Estate)	14,166
36,746	DBS Group Holdings Ltd. (Banks)	889,950
5,200	Keppel Corp. Ltd. (Capital Goods)	19,776
17,600	Singapore Exchange Ltd. (Diversified Financials)	121,492
210,700	Singapore Technologies Engineering Ltd. (Capital Goods)	588,005
121,600	Singapore Telecommunications Ltd. (Telecommunication Services)	209,332
13,694	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	673,402

		2,516,123

South Africa – 0.0%
2	Anglo American plc (Materials)	82

Spain – 3.2%
205	ACS Actividades de Construccion y Servicios SA (Capital Goods)	5,465
169	Amadeus IT Group SA (Software & Services)*	11,435
46,749	Enagas SA (Utilities)	1,086,042
98,111	Endesa SA (Utilities)(b)	2,258,657
30,922	Ferrovial SA (Capital Goods)	967,045
29,118	Naturgy Energy Group SA (Utilities)	947,069
27,654	Red Electrica Corp. SA (Utilities)(b)	598,001
2,879	Siemens Gamesa Renewable Energy SA (Capital Goods)*	68,370

		5,942,084

Sweden – 2.3%
4,320	Atlas Copco AB Class A (Capital Goods)	298,516
11,277	Atlas Copco AB Class B (Capital Goods)	662,414
2,920	Boliden AB (Materials)	112,594
8,614	Electrolux AB Class B (Consumer Durables & Apparel)	208,628
2,714	Lundin Energy AB (Energy)	97,114
8,448	Sinch AB (Software & Services)*(c)	106,600
92,378	Skandinaviska Enskilda Banken AB Class A (Banks)	1,282,535
8,924	Skanska AB Class B (Capital Goods)	230,592
239,872	Telia Co. AB (Telecommunication Services)	938,131
16,408	Volvo AB Class B (Capital Goods)	379,460

		4,316,584

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Switzerland – 10.7%
1,260	ABB Ltd. (Registered) (Capital Goods)	$48,022
17,824	Adecco Group AG (Registered) (Commercial & Professional Services)	908,264
1,868	Banque Cantonale Vaudoise (Registered) (Banks)	144,891
83,538	Clariant AG (Registered) (Materials)*	1,735,318
313	Geberit AG (Registered) (Capital Goods)	255,137
13,414	Holcim Ltd. (Materials)*	682,224
39,000	Nestle SA (Registered) (Food, Beverage & Tobacco)	5,445,075
28,173	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,475,619
672	Partners Group Holding AG (Diversified Financials)	1,109,344
7,615	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,159,168
164	SGS SA (Registered) (Commercial & Professional Services)	546,727
578	Sonova Holding AG (Registered) (Health Care Equipment & Services)	225,881
103	Straumann Holding AG (Registered) (Health Care Equipment & Services)	217,803
6,693	Zurich Insurance Group AG (Insurance)	2,932,063

		19,885,536

United Kingdom – 11.2%
3,556	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	207,137
255,575	Aviva plc (Insurance)	1,424,620
246,432	BAE Systems plc (Capital Goods)(b)	1,837,693
35,015	Barclays plc (Banks)	89,192
3,815	BP plc ADR (Energy)(b)	101,593
18,061	British American Tobacco plc (Food, Beverage & Tobacco)	670,636
9,870	Coca-Cola Europacific Partners plc (Food, Beverage & Tobacco)(b)	552,029
13,945	Diageo plc (Food, Beverage & Tobacco)	762,458
99,353	Direct Line Insurance Group plc (Insurance)	375,416
72,189	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	3,183,535
240,798	HSBC Holdings plc (Banks)(b)	1,454,243
26,599	Imperial Brands plc (Food, Beverage & Tobacco)	582,912
2,547	Just Eat Takeaway.com NV (Retailing)*(c)	138,381
133,695	M&G plc (Diversified Financials)	361,687
43,018	National Grid plc (Utilities)	620,289
53,625	Persimmon plc (Consumer Durables & Apparel)(b)	2,078,454
1,916	Reckitt Benckiser Group plc (Household & Personal Products)(b)	164,936
17,073	RELX plc (Commercial & Professional Services)	557,381
104,340	Rolls-Royce Holdings plc (Capital Goods)*	174,158
22,477	Segro plc (REIT)	437,441
44,462	SSE plc (Utilities)	993,956

Common Stocks – (continued)
United Kingdom – (continued)
9,344	St James’s Place plc (Diversified Financials)	213,531
21,195	Unilever plc (Household & Personal Products)(b)	1,135,461
20,386	Unilever plc ADR (Household & Personal Products)(b)	1,096,563
101,179	Vodafone Group plc ADR (Telecommunication Services)(b)	1,510,603

		20,724,305

United States – 1.5%
7,531	Schneider Electric SE (Capital Goods)(b)	1,480,561
65,321	Stellantis NV (Automobiles & Components)(b)	1,233,169

		2,713,730

TOTAL COMMON STOCKS
(Cost $142,631,906)		$182,908,364

Shares	Dividend Rate	Value

Investment Company(e) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
504,243	0.026%	$504,243
(Cost $504,243)

TOTAL INVESTMENTS – 99.1%
(Cost $143,136,149)		$183,412,607

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		1,667,650

NET ASSETS – 100.0%		$185,080,257

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Security is currently in default and/or non-income producing.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is segregated as collateral for call options written.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(d)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(e)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2021

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	20	03/18/2022	$976,264	$23,272
FTSE 100 Index	4	03/18/2022	396,536	6,981
Hang Seng Index	1	01/28/2022	150,374	2,228
MSCI Singapore Index	1	01/28/2022	25,241	191
SPI 200 Index	1	03/17/2022	133,633	1,153
TOPIX Index	3	03/10/2022	519,517	12,332

Total Futures Contracts				$46,157

WRITTEN OPTIONS CONTRACTS — At December 31, 2021, the Fund had the following written options contracts:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written options contracts:
Calls
EURO STOXX 50 Index	4,250 EUR	03/18/2022	768	$(33,011,789)	$(1,359,642)	$(865,373)	$(494,269)
	7,275 GBP	03/18/2022	107	(7,901,458)	(313,557)	(273,869)	(39,688)
	29,000 JPY	03/11/2022	61	(1,756,294,310)	(421,585)	(472,838)	51,253

Total written options contracts			936		$(2,094,784)	$(1,612,080)	$(482,704)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statements of Assets and Liabilities

December 31, 2021

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund
Assets:
Investments in unaffiliated issuers, at value (cost $2,104,634,521 and $142,631,906)	$3,187,421,611	$182,908,364
Investments in affiliated issuers, at value (cost $4,137,766 and $504,243)	4,137,766	504,243
Cash	3,923,470	188,441
Foreign currencies, at value (cost $0 and $2,507,174)	—	2,504,714
Receivables:
Investments sold	9,732,772	—
Dividends	2,554,259	278,378
Fund shares sold	1,741,539	41,011
Foreign tax reclaims	—	1,608,617
Variation margin on futures	161,570	—
Other assets	59,324	30,597
Total assets	3,209,732,311	188,064,365

Liabilities:
Written options, at value (premiums received $29,616,393 and $1,612,080)	38,868,605	2,094,784
Variation margin on futures	—	171
Payables:
Investments purchased	30,508,198	—
Management fees	1,851,187	175,985
Fund shares redeemed	1,776,516	423,769
Distribution and Service fees and Transfer Agency fees	291,351	6,097
Accrued expenses and other liabilities	383,748	283,302
Total liabilities	73,679,605	2,984,108

Net Assets:
Paid-in capital	2,062,288,143	227,706,461
Total distributable earnings (loss)	1,073,764,563	(42,626,204)
NET ASSETS	$3,136,052,706	$185,080,257
Net Assets:
Class A	$183,895,427	$2,169,505
Class C	109,022,693	362,137
Institutional	1,329,450,398	4,416,907
Investor	473,054,085	5,312,617
Class R6	336,826,727	91,208,331
Class P	703,803,376	81,610,760
Total Net Assets	$3,136,052,706	$185,080,257
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	11,195,407	285,814
Class C	6,665,288	49,495
Institutional	81,205,549	594,591
Investor	28,874,775	716,967
Class R6	20,584,783	12,281,696
Class P	42,998,126	10,972,973
Net asset value, offering and redemption price per share:(a)
Class A	$16.43	$7.59
Class C	16.36	7.32
Institutional	16.37	7.43
Investor	16.38	7.41
Class R6	16.36	7.43
Class P	16.37	7.44

(a)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds is $17.39 and $8.03, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statements of Operations

For the Fiscal Year Ended December 31, 2021

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $1,013 and $240,698)	$59,687,408	$7,615,092

Securities lending income — affiliated issuer	31,080	636

Dividends — affiliated issuers	13,506	76

Interest	147	—

Other income	—	138,454

Total investment income	59,732,141	7,754,258

Expenses:

Management fees	20,379,407	1,536,989

Transfer Agency fees(a)	1,926,473	67,309

Distribution and Service (12b-1) fees(a)	1,257,706	8,637

Custody, accounting and administrative services	355,166	144,883

Service fees — Class C	283,922	1,056

Registration fees	126,995	73,538

Printing and mailing costs	124,202	32,349

Professional fees	86,818	123,811

Trustee fees	23,110	19,313

Other	20,632	25,000

Total expenses	24,584,431	2,032,885

Less — expense reductions	(1,662,480)	(253,149)

Net expenses	22,921,951	1,779,736

NET INVESTMENT INCOME	36,810,190	5,974,522

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	240,886,417	10,927,189

Futures contracts	7,353,728	178,810

Foreign currency transactions	—	(140,893)

Written options	(100,653,188)	(1,123,626)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	401,312,766	1,550,226

Futures contracts	(110,977)	63,939

Foreign currency translation	—	(123,196)

Written options	12,841,097	(316,147)

Net realized and unrealized gain	561,629,843	11,016,302

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$598,440,033	$16,990,824

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or (12b-1) Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Investor	Class R6	Class P
U.S. Equity Dividend and Premium	$405,941	$851,765	$259,805	$181,712	$524,489	$684,343	$79,440	$196,684
International Equity Dividend and Premium	5,468	3,169	3,500	676	1,971	7,999	28,003	25,160

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund		International Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2020
From operations:
Net investment income	$36,810,190	$42,628,482	$5,974,522	$5,693,933
Net realized gain (loss)	147,586,957	159,096,999	9,841,480	(39,437,182)
Net change in unrealized gain	414,042,886	67,663,187	1,174,822	21,956,401
Net increase (decrease) in net assets resulting from operations	598,440,033	269,388,668	16,990,824	(11,786,848)

Distributions to shareholders:
From distributable earnings:
Class A Shares	(9,824,749)	(8,813,798)	(59,547)	(45,797)
Class C Shares	(5,383,356)	(7,122,278)	(7,337)	(11,424)
Institutional Shares	(77,734,244)	(86,526,760)	(146,586)	(139,608)
Investor Shares	(26,472,514)	(28,195,263)	(154,566)	(108,837)
Class R6 Shares	(19,587,103)	(14,541,591)	(2,859,038)	(2,843,419)
Class P Shares	(40,891,276)	(41,326,407)	(2,564,990)	(2,619,218)
Return of capital
Class A Shares	—	(34,917)	—	(1,071)
Class C Shares	—	(32,721)	—	(382)
Institutional Shares	—	(320,645)	—	(2,873)
Investor Shares	—	(111,393)	—	(2,391)
Class R6 Shares	—	(57,937)	—	(57,728)
Class P Shares	—	(157,363)	—	(53,449)
Total distributions to shareholders	(179,893,242)	(187,241,073)	(5,792,064)	(5,886,197)

From share transactions:
Proceeds from sales of shares	604,320,258	650,146,397	15,077,004	24,809,273
Reinvestment of distributions	163,634,347	169,859,628	5,716,638	5,825,672
Cost of shares redeemed	(762,104,051)	(1,193,732,492)	(47,759,106)	(110,895,820)
Net increase (decrease) in net assets resulting from share transactions	5,850,554	(373,726,467)	(26,965,464)	(80,260,875)
TOTAL INCREASE (DECREASE)	424,397,345	(291,578,872)	(15,766,704)	(97,933,920)

Net Assets:
Beginning of year	2,711,655,361	3,003,234,233	200,846,961	298,780,881

End of year	$3,136,052,706	$2,711,655,361	$185,080,257	$200,846,961

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$14.20	$13.38	$11.46	$13.16	$12.11

Net investment income(a)	0.15	0.18	0.21	0.21	0.19

Net realized and unrealized gain (loss)	3.01	1.61	2.57	(1.05)	1.61

Total from investment operations	3.16	1.79	2.78	(0.84)	1.80

Distributions to shareholders from net investment income	(0.15)	(0.19)	(0.21)	(0.22)	(0.19)

Distributions to shareholders from net realized gains	(0.78)	(0.78)	(0.65)	(0.64)	(0.56)

Distributions to shareholders from return of capital	—	— (b)	—	—	—

Total distributions	(0.93)	(0.97)	(0.86)	(0.86)	(0.75)

Net asset value, end of year	$16.43	$14.20	$13.38	$11.46	$13.16

Total return(c)	22.42%	13.62%	24.62%	(6.63)%	14.83%

Net assets, end of year (in 000s)	$183,895	$135,937	$195,689	$187,524	$275,451

Ratio of net expenses to average net assets	1.06%	1.09%	1.12%	1.12%	1.13%

Ratio of total expenses to average net assets	1.13%	1.15%	1.16%	1.15%	1.15%

Ratio of net investment income to average net assets	0.97%	1.41%	1.65%	1.61%	1.47%

Portfolio turnover rate(d)	19%	39%	26%	37%	34%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$14.14	$13.33	$11.41	$13.11	$12.07

Net investment income(a)	0.04	0.08	0.12	0.11	0.10

Net realized and unrealized gain (loss)	2.99	1.60	2.57	(1.05)	1.60

Total from investment operations	3.03	1.68	2.69	(0.94)	1.70

Distributions to shareholders from net investment income	(0.03)	(0.09)	(0.12)	(0.12)	(0.10)

Distributions to shareholders from net realized gains	(0.78)	(0.78)	(0.65)	(0.64)	(0.56)

Distributions to shareholders from return of capital	—	— (b)	—	—	—

Total distributions	(0.81)	(0.87)	(0.77)	(0.76)	(0.66)

Net asset value, end of year	$16.36	$14.14	$13.33	$11.41	$13.11

Total return(c)	21.48%	12.83%	23.72%	(7.38)%	13.99%

Net assets, end of year (in 000s)	$109,023	$118,819	$141,029	$139,580	$177,178

Ratio of net expenses to average net assets	1.81%	1.84%	1.87%	1.87%	1.88%

Ratio of total expenses to average net assets	1.88%	1.90%	1.91%	1.90%	1.90%

Ratio of net investment income to average net assets	0.23%	0.64%	0.90%	0.86%	0.76%

Portfolio turnover rate(d)	19%	39%	26%	37%	34%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$14.16	$13.35	$11.43	$13.13	$12.09

Net investment income(a)	0.21	0.23	0.26	0.27	0.24

Net realized and unrealized gain (loss)	2.99	1.60	2.57	(1.06)	1.60

Total from investment operations	3.20	1.83	2.83	(0.79)	1.84

Distributions to shareholders from net investment income	(0.21)	(0.24)	(0.26)	(0.27)	(0.24)

Distributions to shareholders from net realized gains	(0.78)	(0.78)	(0.65)	(0.64)	(0.56)

Distributions to shareholders from return of capital	—	— (b)	—	—	—

Total distributions	(0.99)	(1.02)	(0.91)	(0.91)	(0.80)

Net asset value, end of year	$16.37	$14.16	$13.35	$11.43	$13.13

Total return(c)	22.82%	14.12%	25.06%	(6.28)%	15.31%

Net assets, end of year (in 000s)	$1,329,450	$1,252,383	$1,242,858	$1,106,179	$2,565,883

Ratio of net expenses to average net assets	0.71%	0.72%	0.75%	0.74%	0.74%

Ratio of total expenses to average net assets	0.76%	0.78%	0.77%	0.76%	0.76%

Ratio of net investment income to average net assets	1.33%	1.73%	2.02%	2.01%	1.89%

Portfolio turnover rate(d)	19%	39%	26%	37%	34%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Investor Shares(a)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$14.17	$13.36	$11.44	$13.14	$12.10

Net investment income(b)	0.19	0.21	0.25	0.25	0.23

Net realized and unrealized gain (loss)	2.99	1.60	2.57	(1.06)	1.60

Total from investment operations	3.18	1.81	2.82	(0.81)	1.83

Distributions to shareholders from net investment income	(0.19)	(0.22)	(0.25)	(0.25)	(0.23)

Distributions to shareholders from net realized gains	(0.78)	(0.78)	(0.65)	(0.64)	(0.56)

Distributions to shareholders from return of capital	—	— (c)	—	—	—

Total distributions	(0.97)	(1.00)	(0.90)	(0.89)	(0.79)

Net asset value, end of year	$16.38	$14.17	$13.36	$11.44	$13.14

Total return(d)	22.78%	13.90%	25.00%	(6.47)%	15.18%

Net assets, end of year (in 000s)	$473,054	$402,711	$468,254	$432,136	$473,178

Ratio of net expenses to average net assets	0.81%	0.83%	0.87%	0.87%	0.88%

Ratio of total expenses to average net assets	0.88%	0.90%	0.91%	0.90%	0.90%

Ratio of net investment income to average net assets	1.23%	1.64%	1.90%	1.86%	1.76%

Portfolio turnover rate(e)	19%	39%	26%	37%	34%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class R6 Shares
	Year Ended December 31,			April 30, 2018* to December 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.15	$13.34	$11.42	$12.84

Net investment income(a)	0.21	0.23	0.26	0.17

Net realized and unrealized gain (loss)	2.99	1.60	2.57	(0.75)

Total from investment operations	3.20	1.83	2.83	(0.58)

Distributions to shareholders from net investment income	(0.21)	(0.24)	(0.26)	(0.20)

Distributions to shareholders from net realized gains	(0.78)	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	—	— (b)	—	—

Total distributions	(0.99)	(1.02)	(0.91)	(0.84)

Net asset value, end of period	$16.36	$14.15	$13.34	$11.42

Total return(c)	22.85%	14.13%	25.09%	(4.78)%

Net assets, end of period (in 000s)	$336,827	$208,584	$275,973	$252,381

Ratio of net expenses to average net assets	0.70%	0.72%	0.74%	0.73	%(d)

Ratio of total expenses to average net assets	0.75%	0.77%	0.76%	0.76	%(d)

Ratio of net investment income to average net assets	1.33%	1.77%	2.03%	1.91	%(d)

Portfolio turnover rate(e)	19%	39%	26%	37%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class P Shares
	Year Ended December 31,			April 17, 2018* to December 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.15	$13.34	$11.43	$13.12

Net investment income(a)	0.21	0.23	0.26	0.18

Net realized and unrealized gain (loss)	3.00	1.60	2.56	(1.03)

Total from investment operations	3.21	1.83	2.82	(0.85)

Distributions to shareholders from net investment income	(0.21)	(0.24)	(0.26)	(0.20)

Distributions to shareholders from net realized gains	(0.78)	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	—	— (b)	—	—

Total distributions	(0.99)	(1.02)	(0.91)	(0.84)

Net asset value, end of period	$16.37	$14.15	$13.34	$11.43

Total return(c)	22.93%	14.05%	25.07%	(6.73)%

Net assets, end of period (in 000s)	$703,803	$593,220	$679,431	$648,424

Ratio of net expenses to average net assets	0.70%	0.72%	0.74%	0.73	%(d)

Ratio of total expenses to average net assets	0.75%	0.77%	0.76%	0.76	%(d)

Ratio of net investment income to average net assets	1.34%	1.76%	2.03%	1.93	%(d)

Portfolio turnover rate(e)	19%	39%	26%	37%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.16	$7.28	$6.55	$7.76	$6.43

Net investment income(a)	0.21	0.15	0.20	0.20	0.15

Net realized and unrealized gain (loss)	0.42	(0.11)	0.73	(1.22)	1.34

Total from investment operations	0.63	0.04	0.93	(1.02)	1.49

Distributions to shareholders from net investment income	(0.20)	(0.16)	(0.20)	(0.19)	(0.16)

Distributions to shareholders from return of capital	—	— (b)	—	—	—

Total distributions	(0.20)	(0.16)	(0.20)	(0.19)	(0.16)

Net asset value, end of year	$7.59	$7.16	$7.28	$6.55	$7.76

Total return(c)	8.94%	0.93%	14.42%	(13.34)%	23.36%

Net assets, end of year (in 000s)	$2,170	$2,050	$2,424	$2,232	$3,962

Ratio of net expenses to average net assets	1.23%	1.27%	1.33%	1.34%	1.34%

Ratio of total expenses to average net assets	1.39%	1.48%	1.44%	1.38%	1.34%

Ratio of net investment income to average net assets	2.85%	2.39%	2.86%	2.71%	2.16%

Portfolio turnover rate(d)	17%	34%	9%	14%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$6.90	$7.02	$6.32	$7.48	$6.21

Net investment income(a)	0.14	0.10	0.14	0.16	0.09

Net realized and unrealized gain (loss)	0.42	(0.11)	0.71	(1.20)	1.30

Total from investment operations	0.56	(0.01)	0.85	(1.04)	1.39

Distributions to shareholders from net investment income	(0.14)	(0.11)	(0.15)	(0.12)	(0.12)

Distributions to shareholders from return of capital	—	— (b)	—	—	—

Total distributions	(0.14)	(0.11)	(0.15)	(0.12)	(0.12)

Net asset value, end of year	$7.32	$6.90	$7.02	$6.32	$7.48

Total return(c)	8.22%	0.18%	13.54%	(14.01)%	22.50%

Net assets, end of year (in 000s)	$362	$621	$815	$1,252	$4,276

Ratio of net expenses to average net assets	1.98%	2.02%	2.08%	2.09%	2.09%

Ratio of total expenses to average net assets	2.16%	2.23%	2.19%	2.11%	2.09%

Ratio of net investment income to average net assets	1.91%	1.63%	2.11%	2.24%	1.29%

Portfolio turnover rate(d)	17%	34%	9%	14%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Institutional Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.01	$7.14	$6.42	$7.62	$6.32

Net investment income(a)	0.24	0.16	0.22	0.31	0.18

Net realized and unrealized gain (loss)	0.41	(0.10)	0.73	(1.29)	1.31

Total from investment operations	0.65	0.06	0.95	(0.98)	1.49

Distributions to shareholders from net investment income	(0.23)	(0.19)	(0.23)	(0.22)	(0.19)

Distributions to shareholders from return of capital	—	— (b)	—	—	—

Total distributions	(0.23)	(0.19)	(0.23)	(0.22)	(0.19)

Net asset value, end of year	$7.43	$7.01	$7.14	$6.42	$7.62

Total return(c)	9.38%	1.18%	14.82%	(12.96)%	23.85%

Net assets, end of year (in 000s)	$4,417	$4,897	$12,005	$15,696	$399,955

Ratio of net expenses to average net assets	0.89%	0.92%	0.95%	0.95%	0.95%

Ratio of total expenses to average net assets	1.04%	1.10%	1.06%	0.95%	0.95%

Ratio of net investment income to average net assets	3.19%	2.51%	3.28%	4.12%	2.58%

Portfolio turnover rate(d)	17%	34%	9%	14%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Investor Shares(a)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.00	$7.12	$6.41	$7.60	$6.31

Net investment income(b)	0.23	0.15	0.21	0.20	0.17

Net realized and unrealized gain (loss)	0.40	(0.09)	0.72	(1.18)	1.30

Total from investment operations	0.63	0.06	0.93	(0.98)	1.47

Distributions to shareholders from net investment income	(0.22)	(0.18)	(0.22)	(0.21)	(0.18)

Distributions to shareholders from return of capital	—	— (c)	—	—	—

Total distributions	(0.22)	(0.18)	(0.22)	(0.21)	(0.18)

Net asset value, end of year	$7.41	$7.00	$7.12	$6.41	$7.60

Total return(d)	9.15%	1.20%	14.71%	(13.10)%	23.58%

Net assets, end of year (in 000s)	$5,313	$4,288	$8,915	$8,207	$6,048

Ratio of net expenses to average net assets	0.98%	1.03%	1.08%	1.09%	1.09%

Ratio of total expenses to average net assets	1.14%	1.23%	1.19%	1.14%	1.09%

Ratio of net investment income to average net assets	3.09%	2.39%	3.14%	2.76%	2.36%

Portfolio turnover rate(e)	17%	34%	9%	14%	17%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Class R6 Shares
	Year Ended December 31,			April 30, 2018* to December 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$7.01	$7.13	$6.42	$7.60

Net investment income(a)	0.23	0.17	0.22	0.08

Net realized and unrealized gain (loss)	0.42	(0.10)	0.72	(1.07)

Total from investment operations	0.65	0.07	0.94	(0.99)

Distributions to shareholders from net investment income	(0.23)	(0.19)	(0.23)	(0.19)

Distributions to shareholders from return of capital	—	— (b)	—	—

Total distributions	(0.23)	(0.19)	(0.23)	(0.19)

Net asset value, end of period	$7.43	$7.01	$7.13	$6.42

Total return(c)	9.38%	1.34%	14.85%	(13.25)%

Net assets, end of period (in 000s)	$91,208	$102,041	$136,241	$125,311

Ratio of net expenses to average net assets	0.88%	0.90%	0.94%	0.93	%(d)

Ratio of total expenses to average net assets	1.02%	1.10%	1.05%	1.03	%(d)

Ratio of net investment income to average net assets	3.14%	2.70%	3.23%	1.81	%(d)

Portfolio turnover rate(e)	17%	34%	9%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Class P Shares
	Year Ended December 31,			April 17, 2018* to December 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$7.02	$7.14	$6.43	$7.71

Net investment income(a)	0.23	0.17	0.22	0.09

Net realized and unrealized gain (loss)	0.42	(0.10)	0.72	(1.18)

Total from investment operations	0.65	0.07	0.94	(1.09)

Distributions to shareholders from net investment income	(0.23)	(0.19)	(0.23)	(0.19)

Distributions to shareholders from return of capital	—	— (b)	—	—

Total distributions	(0.23)	(0.19)	(0.23)	(0.19)

Net asset value, end of period	$7.44	$7.02	$7.14	$6.43

Total return(c)	9.37%	1.33%	14.83%	(14.35)%

Net assets, end of period (in 000s)	$81,611	$86,949	$138,381	$162,129

Ratio of net expenses to average net assets	0.88%	0.90%	0.94%	0.93	%(d)

Ratio of total expenses to average net assets	1.02%	1.10%	1.05%	1.03	%(d)

Ratio of net investment income to average net assets	3.17%	2.67%	3.26%	1.81	%(d)

Portfolio turnover rate(e)	17%	34%	9%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements

December 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
U.S. Equity Dividend and Premium and International Equity Dividend and Premium	A, C, Institutional, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not

40

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued)

December 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2021:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$30,203,383	$—	$—

North America	3,138,952,334	—	—

South America	18,265,894	—	—

Investment Company	4,137,766	—	—

Total	$3,191,559,377	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$151,465	$—	$—

Liabilities

Written Options Contracts	$(38,868,605)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued)

December 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$82	$—

Asia	169,629	51,256,265	—

Australia and Oceania	2,535,821	15,702,831	—

Europe	8,306,303	101,918,673	—

North America	—	2,713,730	—

South America	—	305,030	—

Investment Company	504,243	—	—

Total	$11,515,996	$171,896,611	$—

Derivative Type

Assets(b)

Futures Contracts	$46,157	$—	$—

Liabilities

Written Options Contracts	$(2,094,784)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
U.S. Equity Dividend and Premium	Equity	Variation margin on futures contracts	$151,465	(a)	Payable for written options, at value	$(38,868,605)
International Equity Dividend and Premium	Equity	Variation margin on futures contracts	46,157	(a)	Payable for written options, at value	(2,094,784)
Total			$197,622			$(40,963,389)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only variation margin as of December 31, 2021 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2021. These gains (losses) should be considered in the context that these derivative

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

4. INVESTMENTS IN DERIVATIVES (continued)

contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(93,299,460)	$12,730,120
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	(944,816)	(252,208)
Total			$(94,244,276)	$12,477,912

For the fiscal year ended December 31, 2021, the relevant values for each derivative type were as follows:

	Average number of Contracts(1)
Fund	Futures Contracts	Written Options

U.S. Equity Dividend and Premium	146	2,502
International Equity Dividend and Premium	10	1,047

(1)	Amounts disclosed represent average number of contracts for futures and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended December 31, 2021.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.69%	0.65	%*
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fees in an amount equal to 0.04% as an annual percentage of the Fund’s average daily net assets. This waiver will be effective through at least April 30, 2022, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued)

December 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2021, GSAM waived $17,376 and $103 of the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C
Distribution and/or Service Plan	0.25%	0.75%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2021, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
U.S. Equity Dividend and Premium	$19,352	$—
International Equity Dividend and Premium	181	—

D.   Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25 % of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.02% and 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds, respectively. This arrangement will remain in effect through at least April 30, 2022, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds are 0.014% and 0.044%, respectively. These Other Expense limitations will remain in place through at least April 30, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Transfer Agency Waivers/Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$1,191,506	$330,254	$140,720	$1,662,480
International Equity Dividend and Premium	103	250,764	2,282	253,149

G.  Line of Credit Facility — As of December 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2021, the Funds did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2021:

Fund	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2021	Shares as of December 31, 2021	Dividend Income
U.S. Equity Dividend and Premium	$61,847,593	$328,162,842	$(385,872,669)	$4,137,766	4,137,766	$13,506
International Equity Dividend and Premium	30,000	12,544,717	(12,070,474)	504,243	504,243	76

As of December 31, 2021, the following Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio
U.S. Equity Dividend and Premium	7%
International Equity Dividend and Premium	49

47

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued)

December 31, 2021

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2021, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend and Premium	$543,438,533	$703,504,924
International Equity Dividend and Premium	32,405,101	58,993,934

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds did not have securities on loan as of December 31, 2021.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2021, are reported under Investment Income on the Statements of Operations.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended December 31, 2021
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
U.S. Equity Dividend and Premium	$3,446	$134
International Equity Dividend and Premium	71	59

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2021:

Fund	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2021
U.S. Equity Dividend and Premium	$5,425,300	$315,243,740	$(320,669,040)	$—
International Equity Dividend and Premium	—	14,282,920	(14,282,920)	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium
Distributions paid from:
Ordinary income	$36,715,547	$5,792,064
Net long-term capital gains	143,177,695	—
Total distributions	$179,893,242	$5,792,064

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium
Distributions paid from:
Ordinary income	$43,341,396	$5,768,303
Net long-term capital gains	143,184,701	—
Return of capital	714,976	117,894
Total distributions	$187,241,073	$5,886,197

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued)

December 31, 2021

8. TAX INFORMATION (continued)

As of December 31, 2021, the components of accumulated earnings (losses) on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium
Undistributed ordinary income — net	$167,599	$63,296
Capital loss carryforwards:(1)
Perpetual Long-term	$—	$(74,546,117)
Perpetual Short-term	—	(8,437,388)
Total capital loss carryforwards	$—	$(82,983,505)
Timing differences (Real Estate Investment Trusts/Post October Capital Loss Deferral)	(9,121,110)	(21,840)
Unrealized gains — net	1,082,718,074	40,315,845
Total accumulated gains (losses) — net	$1,073,764,563	$(42,626,204)

(1)	The International Equity Dividend and Premium Fund utilized $5,739,988 of capital losses in the current fiscal year.

As of December 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium
Tax cost	$2,099,740,556	$142,633,886
Gross unrealized gain	1,154,184,529	50,597,885
Gross unrealized loss	(71,466,455)	(10,282,040)
Net unrealized gain	$1,082,718,074	$40,315,845

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, and differences in the tax treatment of partnership investments and real estate investment trust investments.

The U.S. Equity Dividend and Premium Fund reclassed $714,976 to paid-in capital from distributable earnings for the year ending December 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of underlying fund investments.

The International Equity Dividend and Premium Fund reclassed $9,553 to paid-in capital from distributable earnings for the year ending December 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued)

December 31, 2021

9. OTHER RISKS (continued)

In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,071,696	$47,934,630	2,601,527	$34,248,716
Reinvestment of distributions	538,836	8,627,242	584,009	7,945,436
Shares redeemed	(1,986,087)	(31,209,475)	(8,235,498)	(98,280,277)
	1,624,445	25,352,397	(5,049,962)	(56,086,125)
Class C Shares
Shares sold	663,493	10,366,879	833,219	11,031,713
Reinvestment of distributions	306,290	4,890,543	471,148	6,434,889
Shares redeemed	(2,707,607)	(41,897,327)	(3,483,419)	(44,305,190)
	(1,737,824)	(26,639,905)	(2,179,052)	(26,838,588)
Institutional Shares
Shares sold	15,305,046	239,419,750	38,250,549	483,838,534
Reinvestment of distributions	4,277,140	68,232,724	5,239,327	71,089,349
Shares redeemed	(26,845,489)	(423,221,873)	(48,141,547)	(590,714,675)
	(7,263,303)	(115,569,399)	(4,651,671)	(35,786,792)
Investor Shares
Shares sold	6,748,651	106,802,082	5,801,640	73,329,566
Reinvestment of distributions	1,657,720	26,470,639	2,092,102	28,306,656
Shares redeemed	(7,959,798)	(123,914,679)	(14,526,808)	(184,500,914)
	446,573	9,358,042	(6,633,066)	(82,864,692)
Class R6 Shares
Shares sold	8,807,588	141,751,659	426,781	5,834,309
Reinvestment of distributions	910,495	14,521,923	1,083,068	14,599,528
Shares redeemed	(3,874,637)	(60,289,891)	(7,453,462)	(88,937,447)
	5,843,446	95,983,691	(5,943,613)	(68,503,610)
Class P Shares
Shares sold	3,705,712	58,045,258	3,523,930	41,863,559
Reinvestment of distributions	2,563,555	40,891,276	3,070,150	41,483,770
Shares redeemed	(5,184,667)	(81,570,806)	(15,593,577)	(186,993,989)
	1,084,600	17,365,728	(8,999,497)	(103,646,660)

NET INCREASE (DECREASE)	(2,063)	$5,850,554	(33,456,861)	$(373,726,467)

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued)

December 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2021		For the Fiscal Year Ended December 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	38,276	$286,919	46,550	$307,171
Reinvestment of distributions	7,993	59,547	7,439	46,424
Shares redeemed	(46,827)	(350,353)	(100,693)	(611,124)
	(558)	(3,887)	(46,704)	(257,529)
Class C Shares
Shares sold	4,171	30,400	6,152	39,218
Reinvestment of distributions	1,003	7,221	1,935	11,582
Shares redeemed	(45,662)	(326,957)	(34,158)	(210,609)
	(40,488)	(289,336)	(26,071)	(159,809)
Institutional Shares
Shares sold	81,531	591,238	109,441	689,860
Reinvestment of distributions	12,678	92,444	13,616	82,624
Shares redeemed	(198,016)	(1,459,775)	(1,106,946)	(6,253,743)
	(103,807)	(776,093)	(983,889)	(5,481,259)
Investor Shares
Shares sold	275,916	2,021,371	351,438	2,270,728
Reinvestment of distributions	21,259	154,566	18,330	111,228
Shares redeemed	(193,155)	(1,419,459)	(1,009,587)	(6,010,595)
	104,020	756,478	(639,819)	(3,628,639)
Class R6 Shares
Shares sold	1,073,091	7,884,259	1,662,305	9,561,833
Reinvestment of distributions	392,194	2,859,038	475,235	2,901,147
Shares redeemed	(3,738,617)	(27,034,591)	(6,685,693)	(39,308,643)
	(2,273,332)	(16,291,294)	(4,548,153)	(26,845,663)
Class P Shares
Shares sold	576,440	4,262,817	1,965,602	11,940,463
Reinvestment of distributions	348,446	2,543,822	438,126	2,672,667
Shares redeemed	(2,336,341)	(17,167,971)	(9,393,621)	(58,501,106)
	(1,411,455)	(10,361,332)	(6,989,893)	(43,887,976)

NET DECREASE	(3,725,620)	$(26,965,464)	(13,234,529)	$(80,260,875)

54

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs International Equity Dividend and Premium Fund and Goldman Sachs U.S. Equity Dividend and Premium Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs International Equity Dividend and Premium Fund and Goldman Sachs U.S. Equity Dividend and Premium Fund (two of the Funds constituting Goldman Sachs Trust, referred to hereafter as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

March 1, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs Funds complex since 2000.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Fund Expenses — Six Month Period Ended December 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6 or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6 and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund
Share Class	Beginning Account Value 07/01/21	Ending Account Value 12/31/21		Expenses Paid for the 6 Months Ended 12/31/21*	Beginning Account Value 07/01/21	Ending Account Value 12/31/21		Expenses Paid for the 6 Months Ended 12/31/21*

Class A
Actual	$1,000	$1,086.50		$5.57	$1,000	$1,022.10		$6.27
Hypothetical 5% return	1,000	1,019.86	+	5.40	1,000	1,019.00	+	6.26
Class C
Actual	1,000	1,082.40		9.50	1,000	1,018.80		10.08
Hypothetical 5% return	1,000	1,016.08	+	9.20	1,000	1,015.22	+	10.06
Institutional
Actual	1,000	1,088.70		3.74	1,000	1,024.50		4.54
Hypothetical 5% return	1,000	1,021.63	+	3.62	1,000	1,020.72	+	4.53
Investor
Actual	1,000	1,088.10		4.26	1,000	1,022.70		5.00
Hypothetical 5% return	1,000	1,021.12	+	4.13	1,000	1,020.27	+	4.99
Class R6
Actual	1,000	1,088.90		3.69	1,000	1,024.50		4.49
Hypothetical 5% return	1,000	1,021.68	+	3.57	1,000	1,020.77	+	4.48
Class P
Actual	1,000	1,088.80		3.69	1,000	1,024.50		4.49
Hypothetical 5% return	1,000	1,021.68	+	3.57	1,000	1,020.77	+	4.48

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class P
U.S. Equity Dividend and Premium	1.06%	1.81%	0.71%	0.81%	0.70%	0.70%
International Equity Dividend and Premium	1.23	1.98	0.89	0.98	0.88	0.88

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform (2021-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				109	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

57

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

58

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 38 portfolios (21 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

59

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Tax-Advantaged II Funds — Tax Information (Unaudited)

For the year ended December 31, 2021, 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium Fund qualify for the dividends received deduction available to corporations.

For the year ended December 31, 2021, the International Equity Dividend and Premium has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Dividend and Premium Fund from sources within foreign countries and possessions of the United States was $0.2492 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Equity Dividend and Premium Fund during the year from foreign sources was 100%. The total amount of taxes paid by the International Equity Dividend and Premium Fund to such countries was $0.0093 per share.

For the year ended December 31, 2021, 100% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium designates $143,177,695 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2021.

60

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.21 trillion in assets under supervision as of December 31, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of December 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 268333-OTU-1554749 TAXADVAR2-22

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2021	2020	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,663,780	$4,031,972	Financial Statement audits.

Audit-Related Fees:

• PwC	$365,908	$344,654	Other attest services.

Tax Fees:

• PwC	$0	$41,250	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns and certain other tax-related services.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2021	2020	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,906,448	$2,060,932	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2021 and December 31, 2020 were approximately $365,908 and $385,904, respectively.

The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2020 and December 31, 2019 were approximately $14.5 million and $14.7 million, respectively. The figures for these entities are not yet available for twelve months ended December 31, 2021. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2020 and 2019 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 31, 2021.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 8, 2022

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	March 8, 2022